UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (23.7%)(a)
		Shares	Value

Basic materials (0.7%)

Allied Nevada Gold Corp.(NON)		186	$7,265

Bemis Co., Inc.		218	6,860

FMC Corp.		212	11,741

International Flavors & Fragrances, Inc.		144	8,580

Newmont Mining Corp.		407	22,796

PPG Industries, Inc.		176	20,212

Royal Gold, Inc.		104	10,385

Sherwin-Williams Co. (The)		118	17,571

Sigma-Aldrich Corp.		164	11,802

Valspar Corp.		173	9,705

			126,917
Capital goods (1.0%)

Ball Corp.		253	10,704

Covanta Holding Corp.		391	6,710

General Dynamics Corp.		382	25,257

Lockheed Martin Corp.		306	28,574

Northrop Grumman Corp.		350	23,251

Raytheon Co.		459	26,236

Republic Services, Inc.		531	14,608

Roper Industries, Inc.		164	18,022

Stericycle, Inc.(NON)		156	14,121

Waste Connections, Inc.		282	8,531

			176,014
Communication services (0.7%)

American Tower Corp. Class A(R)		277	19,775

AT&T, Inc.		627	23,638

IAC/InterActiveCorp.		230	11,974

Verizon Communications, Inc.		1,305	59,468

Windstream Corp.		596	6,026

			120,881
Conglomerates (0.4%)

AMETEK, Inc.		436	15,456

Danaher Corp.		578	31,877

General Electric Co.		1,306	29,659

			76,992
Consumer cyclicals (2.9%)

Advance Auto Parts, Inc.		98	6,707

Amazon.com, Inc.(NON)		209	53,153

AutoZone, Inc.(NON)		30	11,090

Bed Bath & Beyond, Inc.(NON)		232	14,616

Big Lots, Inc.(NON)		116	3,431

Cintas Corp.		262	10,860

Discovery Communications, Inc. Class A(NON)		268	15,981

Dollar General Corp.(NON)		153	7,886

Dollar Tree, Inc.(NON)		255	12,310

Dun & Bradstreet Corp. (The)		116	9,236

Ecolab, Inc.		302	19,573

Equifax, Inc.		264	12,297

Expedia, Inc.		163	9,428

Home Depot, Inc. (The)		890	53,729

Kimberly-Clark Corp.		506	43,405

Kohl's Corp.		249	12,754

McGraw-Hill Cos., Inc. (The)		291	15,886

Moody's Corp.		387	17,094

MSC Industrial Direct Co., Inc. Class A		112	7,556

O'Reilly Automotive, Inc.(NON)		133	11,121

Omnicom Group, Inc.		274	14,127

PetSmart, Inc.		147	10,140

Priceline.com, Inc.(NON)		38	23,512

Ross Stores, Inc.		232	14,987

Scotts Miracle-Gro Co. (The) Class A		106	4,608

Scripps Networks Interactive Class A		137	8,389

Target Corp.		470	29,831

Towers Watson & Co. Class A		145	7,692

Tupperware Brands Corp.		94	5,037

Verisk Analytics, Inc. Class A(NON)		259	12,331

Viacom, Inc. Class B		425	22,776

			501,543
Consumer staples (2.5%)

Altria Group, Inc.		1,832	61,170

Brinker International, Inc.		161	5,683

Church & Dwight Co., Inc.		369	19,922

Coca-Cola Co. (The)		226	8,572

ConAgra Foods, Inc.		819	22,596

Dr. Pepper Snapple Group, Inc.		501	22,310

Kroger Co. (The)		1,050	24,717

Lorillard, Inc.		217	25,270

McDonald's Corp.		529	48,536

Panera Bread Co. Class A(NON)		43	7,348

Philip Morris International, Inc.		920	82,744

Procter & Gamble Co. (The)		303	21,016

Reynolds American, Inc.		602	26,091

Starbucks Corp.		514	26,086

W.W. Grainger, Inc.		86	17,920

Yum! Brands, Inc.		339	22,489

			442,470
Energy (2.5%)

Chevron Corp.		889	103,622

ConocoPhillips		853	48,775

Exxon Mobil Corp.		1,724	157,660

FMC Technologies, Inc.(NON)		388	17,964

HollyFrontier Corp.		441	18,200

Marathon Oil Corp.		806	23,833

Murphy Oil Corp.		315	16,912

Phillips 66		426	19,754

Spectra Energy Corp.		810	23,782

			430,502
Financials (3.0%)

ACE, Ltd.		496	37,498

Allied World Assurance Co. Holdings AG		232	17,922

American Express Co.		931	52,937

Arch Capital Group, Ltd.(NON)		587	24,466

AvalonBay Communities, Inc.(R)		82	11,151

Bank of Hawaii Corp.		183	8,348

Berkshire Hathaway, Inc. Class B(NON)		450	39,690

Chubb Corp. (The)		309	23,571

Commerce Bancshares, Inc.		256	10,324

Digital Realty Trust, Inc.(R)		107	7,474

Discover Financial Services		767	30,473

Equity Residential Trust(R)		231	13,289

Essex Property Trust, Inc.(R)		41	6,078

Everest Re Group, Ltd.		221	23,638

Federal Realty Investment Trust(R)		71	7,476

JPMorgan Chase & Co.		319	12,913

M&T Bank Corp.		242	23,029

Nasdaq OMX Group, Inc. (The)		356	8,293

Northern Trust Corp.		385	17,870

People's United Financial, Inc.		1,037	12,589

Public Storage(R)		106	14,752

Rayonier, Inc.(R)		146	7,155

Realty Income Corp.(R)		167	6,829

RenaissanceRe Holdings, Ltd.		259	19,953

Simon Property Group, Inc.(R)		177	26,870

Validus Holdings, Ltd.		498	16,887

W.R. Berkley Corp.		545	20,432

Wells Fargo & Co.		375	12,949

			514,856
Health care (2.4%)

Abbott Laboratories		782	53,614

Aetna, Inc.		400	15,840

AmerisourceBergen Corp.		347	13,432

Amgen, Inc.		454	38,281

Biogen Idec, Inc.(NON)		167	24,921

Bristol-Myers Squibb Co.		969	32,704

C.R. Bard, Inc.		124	12,977

Cardinal Health, Inc.		399	15,549

Eli Lilly & Co.		633	30,011

Forest Laboratories, Inc.(NON)		280	9,971

Gilead Sciences, Inc.(NON)		502	33,298

Humana, Inc.		188	13,188

Johnson & Johnson		287	19,777

McKesson Corp.		253	21,766

Merck & Co., Inc.		92	4,149

Perrigo Co.		90	10,455

Pfizer, Inc.		736	18,290

UnitedHealth Group, Inc.		748	41,447

Ventas, Inc.(R)		208	12,948

			422,618
Technology (6.6%)

Accenture PLC Class A		558	39,077

Altera Corp.		580	19,711

Analog Devices, Inc.		559	21,907

Apple, Inc.		829	553,159

Avago Technologies, Ltd. (Singapore)		476	16,596

BMC Software, Inc.(NON)		352	14,604

Cisco Systems, Inc.		3,439	65,651

Google, Inc. Class A(NON)		128	96,576

IBM Corp.		507	105,177

Intel Corp.		337	7,643

Intuit, Inc.		369	21,727

KLA-Tencor Corp.		385	18,366

L-3 Communications Holdings, Inc.		189	13,553

Lam Research Corp.(NON)		382	12,142

Maxim Integrated Products, Inc.		664	17,676

Microchip Technology, Inc.		486	15,912

Microsoft Corp.		3,149	93,777

Xilinx, Inc.		547	18,275

			1,151,529
Transportation (0.4%)

Copa Holdings SA Class A (Panama)		101	8,208

J. B. Hunt Transport Services, Inc.		207	10,772

Southwest Airlines Co.		1,503	13,181

United Parcel Service, Inc. Class B		612	43,801

			75,962
Utilities and power (0.6%)

CMS Energy Corp.		503	11,846

DTE Energy Co.		264	15,824

Entergy Corp.		252	17,464

ITC Holdings Corp.		113	8,541

Kinder Morgan, Inc.		445	15,805

PG&E Corp.		493	21,036

Pinnacle West Capital Corp.		221	11,669

Westar Energy, Inc.		285	8,453

			110,638

Total common stocks (cost $3,615,022)			$4,150,922

INVESTMENT COMPANIES (3.3%)(a)
		Shares	Value

PowerShares DB Gold Fund(NON)		2,640	$161,251

SPDR S&P 500 ETF Trust		2,893	416,389

Total investment Companies (cost $559,414)			$577,640

MORTGAGE-BACKED SECURITIES (3.1%)(a)
		Principal amount	Value

Commercial Mortgage Pass-Through Certificates Ser. 05-C6, Class AJ, 5.209s, 2044		$10,000	$10,180

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class E, 5.736s, 2036		66,000	69,863
Ser. 05-C6, Class B, 5.23s, 2040		15,000	14,040
Ser. 05-C5, Class AJ, 5.1s, 2038		13,000	13,671
FRB Ser. 04-C5, Class B, 4.929s, 2037		10,000	10,210

Federal Home Loan Mortgage Corp.
IFB Ser. 4098, Class MS, IO, 6.479s, 2041		120,442	26,261
IFB Ser. 3859, Class SG, IO, 6.479s, 2039		114,117	11,711
IFB Ser. 3856, Class PS, IO, 6.379s, 2040		225,132	32,011
IFB Ser. 3803, Class SP, IO, 6.379s, 2038		95,206	8,093
IFB Ser. 3708, Class SA, IO, 6.229s, 2040		165,128	21,528
Ser. 3748, Class NI, IO, 4s, 2034		108,516	3,707

Federal National Mortgage Association
IFB Ser. 12-96, Class PS, IO, 6.484s, 2041		110,574	23,611
Ser. 12-75, Class AI, IO, 4 1/2s, 2027		107,631	11,209

Government National Mortgage Association
IFB Ser. 10-14, Class SH, IO, 5.779s, 2040		68,307	12,117
Ser. 10-158, Class EI, IO, 4s, 2025		71,764	7,992

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042		50,000	51,497

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.852s, 2041		20,000	20,418
FRB Ser. 05-LDP1, Class C, 5.257s, 2046		10,000	10,175

LB-UBS Commercial Mortgage Trust
Ser. 05-C1, Class D, 4.856s, 2040		10,000	9,843
Ser. 03-C3, Class G, 4.392s, 2037		65,000	65,130

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.242s, 2049		1,159,077	14,488

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1, Class J, 7s, 2032		81,000	82,825

Wachovia Bank Commercial Mortgage Trust Ser. 05-C17, Class B, 5.287s, 2042		20,000	20,148

Total mortgage-backed securities (cost $558,888)			$550,728

COMMODITY LINKED NOTES (4.5%)(a)
		Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied by 3) (United Kingdom)		$63,000	$85,554

Deutsche Bank AG/London 144A sr. unsec. notes Ser. 00DL, 1-month LIBOR less 0.16%, 2013 (Indexed to the DB Commodity Booster OYE Benchmark Light Energy TR Index multiplied by 3) (United Kingdom)		$43,000	$42,979

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013 (Indexed to the UBS Custom Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied by 3) (Jersey)		$63,000	$85,582

UBS AG/London144Anotes 1-month LIBOR less 0.10%zero %, 2013 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		$582,000	$582,000

Total commodity Linked Notes (cost $751,000)			$796,115

PURCHASED OPTIONS OUTSTANDING (2.6%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.(E)	Sep-16/3.49	$89,361	$8,459

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.(E)	Sep-16/3.49	$89,361	$3,624

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/3.625	$281,000	$29,082

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/3.625	$281,000	$10,290

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/4.28	$98,000	$14,494

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/4.28	$98,000	$2,371

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.67	$615,000	$108,609

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.67	$615,000	$11,815

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.74	$589,061	$106,986

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.74	$589,061	$10,741

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.72	$130,000	$15,879

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.72	$130,000	$995

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.765	$130,000	$16,140

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.765	$130,000	$974

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.77	$209,000	$26,060

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.77	$209,000	$1,544

SPDR S&P 500 ETF Trust (Put)	Oct-12/$100.00	$1,800	$19

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	$2,602	$951

SPDR S&P 500 ETF Trust (Put)	Apr-13/117.00	$3,774	$6,423

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	$1,602	$1,268

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	$3,969	$21,921

SPDR S&P 500 ETF Trust (Put)	Jul-13/115.00	$4,596	$12,545

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	$724	$2,328

SPDR S&P 500 ETF Trust (Put)	Nov-12/99.00	$1,615	$53

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	$1,555	$1,859

SPDR S&P 500 ETF Trust (Put)	May-13/108.00	$1,484	$1,849

SPDR S&P 500 ETF Trust (Put)	Dec-12/102.00	$2,457	$229

SPDR S&P 500 ETF Trust (Put)	Jun-13/110.00	$2,900	$4,664

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	$29,000	$544

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	$29,000	$521

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	$16,000	$862

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	$16,000	$25

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	$57,000	$3,283

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27	$57,000	$2,795

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	$36,000	$1,358

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	$29,000	$1,935

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	$29,000	$368

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	$29,000	$483

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	$29,000	$442

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	$16,000	$851

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	$16,000	$7

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	$57,000	$3,250

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	$57,000	$2,749

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	$36,000	$1,303

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	$29,000	$398

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	$57,000	$3,221

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	$57,000	$2,725

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	$16,000	$848

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	$16,000	$—

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	$76,000	$3,438

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	$36,000	$1,263

Total purchased options outstanding (cost $565,592)			$454,841

SHORT-TERM INVESTMENTS (68.2%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)		4,296,669	$4,296,669

SSgA Prime Money Market Fund 0.14%(P)		140,000	140,000

U.S. Treasury Bills with an effective yield of 0.178%, July 25, 2013(SEG)		$1,500,000	1,498,085

U.S. Treasury Bills with an effective yield of 0.170%, May 30, 2013(SEG)		250,000	249,749

U.S. Treasury Bills with effective yields ranging from 0.168% to 0.182%, May 2, 2013		1,750,000	1,748,448

U.S. Treasury Bills with an effective yield of 0.199%, March 7, 2013		1,000,000	999,433

U.S. Treasury Bills with effective yields ranging from 0.140% to 0.144%, February 7, 2013(SEG)(SEGSF)		750,000	749,725

U.S. Treasury Bills with an effective yield of 0.155%, January 10, 2013		500,000	499,885

U.S. Treasury Bills with an effective yield of 0.105%, December 13, 2012(SEG)		500,000	499,917

U.S. Treasury Bills with an effective yield of 0.093%, November 15, 2012		250,000	249,971

U.S. Treasury Bills with effective yields ranging from 0.074% to 0.141%, October 18, 2012		1,000,000	999,949

Total short-term investments (cost $11,930,697)			$11,931,831

TOTAL INVESTMENTS

Total investments (cost $17,980,613)(b)			$18,462,077

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $5,124,218) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	10/17/12	$57,085	$56,276	$809
	Japanese Yen	Buy	10/17/12	196,586	197,069	(483)
	Japanese Yen	Sell	10/17/12	196,586	195,615	(971)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/12	21,031	20,781	250
	Australian Dollar	Sell	10/17/12	21,031	20,960	(71)
	Brazilian Real	Buy	10/17/12	10,191	10,119	72
	Brazilian Real	Sell	10/17/12	10,191	10,167	(24)
	British Pound	Buy	10/17/12	75,246	73,880	1,366
	Canadian Dollar	Sell	10/17/12	101	348	247
	Chilean Peso	Sell	10/17/12	275	469	194
	Czech Koruna	Buy	10/17/12	18,428	18,746	(318)
	Czech Koruna	Sell	10/17/12	18,428	18,307	(121)
	Euro	Buy	10/17/12	107,060	105,855	1,205
	Hungarian Forint	Buy	10/17/12	406	411	(5)
	Hungarian Forint	Sell	10/17/12	406	396	(10)
	Indian Rupee	Buy	10/17/12	3,653	3,611	42
	Indian Rupee	Sell	10/17/12	3,653	3,432	(221)
	Japanese Yen	Buy	10/17/12	35,175	35,022	153
	Japanese Yen	Sell	10/17/12	35,175	35,206	31
	Malaysian Ringgit	Buy	10/17/12	1,928	1,918	10
	Malaysian Ringgit	Sell	10/17/12	1,928	1,891	(37)
	Mexican Peso	Buy	10/17/12	5,135	5,334	(199)
	New Zealand Dollar	Sell	10/17/12	7,452	7,239	(213)
	Norwegian Krone	Buy	10/17/12	19,365	19,212	153
	Polish Zloty	Buy	10/17/12	4,891	5,652	(761)
	Singapore Dollar	Sell	10/17/12	2,933	2,838	(95)
	South African Rand	Buy	10/17/12	10,252	10,260	(8)
	South African Rand	Sell	10/17/12	10,252	10,248	(4)
	South Korean Won	Buy	10/17/12	5,159	4,941	218
	Swedish Krona	Sell	10/17/12	1,674	1,584	(90)
	Taiwan Dollar	Buy	10/17/12	15,352	15,345	7
	Taiwan Dollar	Sell	10/17/12	15,352	15,157	(195)
	Thai Baht	Buy	10/17/12	2,999	2,952	47
	Turkish Lira	Buy	10/17/12	24,595	24,402	193
Citibank, N.A.
	Australian Dollar	Sell	10/17/12	36,986	36,181	(805)
	Brazilian Real	Buy	10/17/12	10,191	10,121	70
	Brazilian Real	Sell	10/17/12	10,191	10,167	(24)
	British Pound	Buy	10/17/12	41,983	41,202	781
	Canadian Dollar	Buy	10/17/12	32,641	32,655	(14)
	Canadian Dollar	Sell	10/17/12	32,641	32,780	139
	Czech Koruna	Buy	10/17/12	14,819	15,076	(257)
	Czech Koruna	Sell	10/17/12	14,819	14,935	116
	Euro	Sell	10/17/12	84,440	83,441	(999)
	Japanese Yen	Buy	10/17/12	37,266	37,112	154
	Japanese Yen	Sell	10/17/12	37,266	37,432	166
	Mexican Peso	Buy	10/17/12	2,335	2,347	(12)
	Mexican Peso	Sell	10/17/12	2,335	2,290	(45)
	Singapore Dollar	Sell	10/17/12	6,193	5,911	(282)
	South Korean Won	Buy	10/17/12	10,239	10,092	147
	South Korean Won	Sell	10/17/12	10,239	10,165	(74)
	Taiwan Dollar	Sell	10/17/12	5,530	5,358	(172)
	Turkish Lira	Buy	10/17/12	21,042	20,853	189
Credit Suisse AG
	Australian Dollar	Buy	10/17/12	133,647	131,306	2,341
	Brazilian Real	Buy	10/17/12	11,323	11,224	99
	Brazilian Real	Sell	10/17/12	11,323	11,306	(17)
	British Pound	Sell	10/17/12	270,790	266,308	(4,482)
	Canadian Dollar	Buy	10/17/12	17,388	17,587	(199)
	Chilean Peso	Sell	10/17/12	5,252	5,252	—
	Czech Koruna	Buy	10/17/12	17,109	17,340	(231)
	Czech Koruna	Sell	10/17/12	17,109	17,190	81
	Euro	Sell	10/17/12	33,930	32,533	(1,397)
	Hungarian Forint	Buy	10/17/12	5,121	5,092	29
	Hungarian Forint	Sell	10/17/12	5,121	4,995	(126)
	Japanese Yen	Buy	10/17/12	66,410	66,156	254
	Malaysian Ringgit	Buy	10/17/12	3,595	3,523	72
	Malaysian Ringgit	Sell	10/17/12	3,595	3,571	(24)
	Mexican Peso	Buy	10/17/12	9,464	9,546	(82)
	New Zealand Dollar	Sell	10/17/12	4,802	4,605	(197)
	Norwegian Krone	Buy	10/17/12	10,328	9,846	482
	Philippines Peso	Buy	10/17/12	8,297	8,242	55
	Polish Zloty	Buy	10/17/12	9,565	9,920	(355)
	Singapore Dollar	Sell	10/17/12	1,630	1,425	(205)
	South African Rand	Sell	10/17/12	6,811	6,860	49
	South Korean Won	Buy	10/17/12	13,596	13,333	263
	South Korean Won	Sell	10/17/12	13,596	13,509	(87)
	Swedish Krona	Buy	10/17/12	39,107	39,431	(324)
	Swedish Krona	Sell	10/17/12	39,107	38,931	(176)
	Taiwan Dollar	Sell	10/17/12	11,299	11,103	(196)
	Turkish Lira	Buy	10/17/12	17,655	17,420	235
Deutsche Bank AG
	Australian Dollar	Sell	10/17/12	30,562	30,538	(24)
	Brazilian Real	Buy	10/17/12	15,656	15,497	159
	Brazilian Real	Sell	10/17/12	15,656	15,634	(22)
	British Pound	Sell	10/17/12	281,932	277,364	(4,568)
	Canadian Dollar	Sell	10/17/12	83,178	82,824	(354)
	Czech Koruna	Buy	10/17/12	7,070	7,249	(179)
	Czech Koruna	Sell	10/17/12	7,070	7,036	(34)
	Euro	Sell	10/17/12	58,736	57,345	(1,391)
	Japanese Yen	Buy	10/17/12	17,123	17,165	(42)
	Japanese Yen	Sell	10/17/12	17,123	17,073	(50)
	Mexican Peso	Buy	10/17/12	582	564	18
	Norwegian Krone	Buy	10/17/12	17,044	16,806	238
	Polish Zloty	Buy	10/17/12	10,032	10,603	(571)
	Singapore Dollar	Sell	10/17/12	13,852	13,627	(225)
	South Korean Won	Buy	10/17/12	6,893	6,651	242
	Swedish Krona	Buy	10/17/12	16,952	17,036	(84)
	Swedish Krona	Sell	10/17/12	16,952	16,583	(369)
	Turkish Lira	Buy	10/17/12	7,329	7,218	111
Goldman Sachs International
	British Pound	Buy	10/17/12	969	952	17
	British Pound	Sell	10/17/12	969	975	6
	Czech Koruna	Buy	10/17/12	128	130	(2)
	Czech Koruna	Sell	10/17/12	128	127	(1)
	Euro	Buy	10/17/12	4,627	4,529	98
	Euro	Sell	10/17/12	4,627	4,631	4
	Japanese Yen	Buy	10/17/12	56,479	56,730	(251)
	Japanese Yen	Sell	10/17/12	56,479	56,198	(281)
	Norwegian Krone	Buy	10/17/12	16,992	16,766	226
	Norwegian Krone	Sell	10/17/12	16,992	16,918	(74)
	Singapore Dollar	Buy	10/17/12	10,186	10,203	(17)
	Singapore Dollar	Sell	10/17/12	10,186	10,110	(76)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	26,211	26,268	(57)
	Australian Dollar	Sell	10/17/12	26,211	25,822	(389)
	British Pound	Buy	10/17/12	44,244	43,404	840
	Canadian Dollar	Buy	10/17/12	18,710	18,796	(86)
	Canadian Dollar	Sell	10/17/12	18,710	18,841	131
	Czech Koruna	Buy	10/17/12	14,829	15,087	(258)
	Czech Koruna	Sell	10/17/12	14,829	14,772	(57)
	Euro	Buy	10/17/12	78,528	77,576	952
	Indian Rupee	Buy	10/17/12	7,969	7,821	148
	Indian Rupee	Sell	10/17/12	7,969	7,599	(370)
	Japanese Yen	Buy	10/17/12	16,664	16,555	109
	Norwegian Krone	Buy	10/17/12	17,044	16,830	214
	Russian Ruble	Buy	10/17/12	10,189	10,410	(221)
	Singapore Dollar	Buy	10/17/12	10,104	10,121	(17)
	Singapore Dollar	Sell	10/17/12	10,104	9,985	(119)
	South Korean Won	Buy	10/17/12	10,239	10,142	97
	South Korean Won	Sell	10/17/12	10,239	10,159	(80)
	Turkish Lira	Buy	10/17/12	6,551	6,510	41
JPMorgan Chase Bank, N.A.
	Australian Dollar	Sell	10/17/12	62,265	61,724	(541)
	Brazilian Real	Buy	10/17/12	10,191	10,115	76
	Brazilian Real	Sell	10/17/12	10,191	10,172	(19)
	British Pound	Buy	10/17/12	87,518	86,028	1,490
	Canadian Dollar	Buy	10/17/12	7,016	6,699	317
	Chilean Peso	Buy	10/17/12	4,817	4,677	140
	Czech Koruna	Buy	10/17/12	14,967	15,233	(266)
	Czech Koruna	Sell	10/17/12	14,967	14,974	7
	Euro	Sell	10/17/12	106,289	103,456	(2,833)
	Hungarian Forint	Buy	10/17/12	5,121	5,023	98
	Hungarian Forint	Sell	10/17/12	5,121	4,997	(124)
	Japanese Yen	Buy	10/17/12	47,594	47,365	229
	Mexican Peso	Buy	10/17/12	5,717	5,609	108
	Mexican Peso	Sell	10/17/12	5,717	5,747	30
	New Zealand Dollar	Sell	10/17/12	10,184	10,169	(15)
	Norwegian Krone	Buy	10/17/12	16,992	16,793	199
	Polish Zloty	Buy	10/17/12	7,197	7,487	(290)
	Russian Ruble	Buy	10/17/12	10,192	10,420	(228)
	Singapore Dollar	Sell	10/17/12	1,630	1,324	(306)
	South African Rand	Sell	10/17/12	4,089	4,030	(59)
	South Korean Won	Buy	10/17/12	5,119	5,004	115
	South Korean Won	Sell	10/17/12	5,119	5,081	(38)
	Swedish Krona	Buy	10/17/12	30,631	29,935	696
	Swiss Franc	Buy	10/17/12	2,127	2,094	33
	Swiss Franc	Sell	10/17/12	2,127	2,136	9
	Taiwan Dollar	Sell	10/17/12	10,330	10,112	(218)
	Turkish Lira	Buy	10/17/12	11,881	11,723	158
Royal Bank of Scotland PLC (The)
	Brazilian Real	Buy	10/17/12	1,625	1,610	15
	Brazilian Real	Sell	10/17/12	1,625	1,624	(1)
	British Pound	Buy	10/17/12	1,292	1,288	4
	British Pound	Sell	10/17/12	1,292	1,270	(22)
	Euro	Buy	10/17/12	257	252	5
	Euro	Sell	10/17/12	257	257	—
	Japanese Yen	Buy	10/17/12	44	43	1
	Japanese Yen	Sell	10/17/12	44	44	—
	Mexican Peso	Buy	10/17/12	23	23	—
	Mexican Peso	Sell	10/17/12	23	23	—
	Singapore Dollar	Buy	10/17/12	4,645	4,655	(10)
	Singapore Dollar	Sell	10/17/12	4,645	4,573	(72)
	Taiwan Dollar	Buy	10/17/12	843	843	—
	Taiwan Dollar	Sell	10/17/12	843	827	(16)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/12	186,587	183,772	2,815
	Brazilian Real	Buy	10/17/12	10,191	10,117	74
	Brazilian Real	Sell	10/17/12	10,191	10,170	(21)
	British Pound	Buy	10/17/12	59,422	58,038	1,384
	Canadian Dollar	Buy	10/17/12	12,711	12,571	140
	Chilean Peso	Buy	10/17/12	467	460	7
	Czech Koruna	Buy	10/17/12	11,895	12,215	(320)
	Czech Koruna	Sell	10/17/12	11,895	11,836	(59)
	Euro	Sell	10/17/12	64,262	62,599	(1,663)
	Hungarian Forint	Buy	10/17/12	7,447	7,264	183
	Hungarian Forint	Sell	10/17/12	7,447	7,350	(97)
	Japanese Yen	Sell	10/17/12	157,991	158,666	675
	Mexican Peso	Buy	10/17/12	4,507	4,645	(138)
	New Zealand Dollar	Sell	10/17/12	5,051	4,844	(207)
	Norwegian Krone	Buy	10/17/12	15,980	15,765	215
	Polish Zloty	Buy	10/17/12	10,843	10,907	(64)
	Polish Zloty	Sell	10/17/12	10,843	10,434	(409)
	Singapore Dollar	Sell	10/17/12	9,452	9,302	(150)
	South African Rand	Buy	10/17/12	5,575	5,516	59
	South African Rand	Sell	10/17/12	5,575	5,629	54
	South Korean Won	Buy	10/17/12	3,582	3,370	212
	Swedish Krona	Sell	10/17/12	12,462	11,908	(554)
	Taiwan Dollar	Sell	10/17/12	14,594	14,314	(280)
	Thai Baht	Buy	10/17/12	5,527	5,443	84
	Turkish Lira	Buy	10/17/12	10,104	9,974	130
	Turkish Lira	Sell	10/17/12	10,104	10,120	16
UBS AG
	Australian Dollar	Buy	10/17/12	6,320	6,298	22
	Australian Dollar	Sell	10/17/12	6,320	6,222	(98)
	British Pound	Buy	10/17/12	82,674	81,115	1,559
	Canadian Dollar	Buy	10/17/12	35,386	35,448	(62)
	Canadian Dollar	Sell	10/17/12	35,386	35,361	(25)
	Czech Koruna	Buy	10/17/12	16,179	16,457	(278)
	Czech Koruna	Sell	10/17/12	16,179	16,214	35
	Euro	Sell	10/17/12	37,143	36,044	(1,099)
	Hungarian Forint	Buy	10/17/12	5,935	5,787	148
	Hungarian Forint	Sell	10/17/12	5,935	6,040	105
	Indian Rupee	Buy	10/17/12	7,969	7,818	151
	Indian Rupee	Sell	10/17/12	7,969	7,615	(354)
	Japanese Yen	Sell	10/17/12	101,337	100,927	(410)
	Mexican Peso	Buy	10/17/12	20,162	20,174	(12)
	Mexican Peso	Sell	10/17/12	20,162	19,835	(327)
	New Zealand Dollar	Sell	10/17/12	9,604	9,613	9
	Norwegian Krone	Buy	10/17/12	34,560	34,380	180
	Philippines Peso	Buy	10/17/12	5,570	5,535	35
	Russian Ruble	Buy	10/17/12	10,189	10,410	(221)
	Singapore Dollar	Sell	10/17/12	5,867	5,772	(95)
	South African Rand	Sell	10/17/12	516	624	108
	Swedish Krona	Buy	10/17/12	29,703	29,582	121
	Swedish Krona	Sell	10/17/12	29,703	29,756	53
	Taiwan Dollar	Sell	10/17/12	9,698	9,260	(438)
	Thai Baht	Buy	10/17/12	5,527	5,442	85
	Turkish Lira	Buy	10/17/12	10,882	10,733	149
WestPac Banking Corp.
	Australian Dollar	Sell	10/17/12	22,274	21,718	(556)
	British Pound	Buy	10/17/12	22,929	22,491	438
	Canadian Dollar	Buy	10/17/12	8,134	8,358	(224)
	Euro	Sell	10/17/12	7,583	6,884	(699)
	Japanese Yen	Buy	10/17/12	63,337	63,087	250
	Mexican Peso	Buy	10/17/12	10,666	10,675	(9)
	Norwegian Krone	Buy	10/17/12	1,151	1,131	20
	Swedish Krona	Buy	10/17/12	822	826	(4)
	Swedish Krona	Sell	10/17/12	822	803	(19)

Total						$(11,211)

FUTURES CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Long)	7	$1,275,271	Dec-12	$(4,430)
Euro-OAT 10 yr (Short)	8	1,377,059	Dec-12	$(565)
MSCI EAFE Index Mini (Short)	6	449,460	Dec-12	$14,589
NASDAQ 100 Index E-Mini (Short)	6	335,040	Dec-12	$859
S&P 500 Index E-Mini (Long)	4	286,840	Dec-12	$312
S&P Mid Cap 400 Index E-Mini (Long)	8	789,200	Dec-12	$(14,047)
U.S. Treasury Bond 30 yr (Long)	8	1,195,000	Dec-12	$(4,093)

Total				$(7,375)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $434,707) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	$61,000	Oct-12/1.75	$461
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	295,474	Aug-16/3.625	10,820
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	295,474	Aug-16/3.625	31,596
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	53,754	Aug-16/4.35	8,198
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	71,477	Aug-16/4.28	1,730
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	71,477	Aug-16/4.28	10,502
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	67,105	Jul-16/4.67	1,289
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	67,105	Jul-16/4.67	12,323
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	26,842	Jul-16/4.80	476
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	26,842	Jul-16/4.80	5,210
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	42,002	Jul-16/4.79	748
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	42,002	Jul-16/4.79	7,778
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 4.61% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	468,449	Jun-16/4.61	3,972
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.61% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	468,449	Jun-16/4.61	54,399
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	212,304	Jun-16/4.77	3,635
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.78% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	930,341	Jun-16/4.78	15,837
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	212,304	Jun-16/4.77	39,431
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.78% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	930,341	Jun-16/4.78	181,084
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	61,000	Oct-12/1.75	281
SPDR S&P 500 ETF Trust (Put)	2,602	Jan-13/95.00	318
SPDR S&P 500 ETF Trust (Put)	3,774	Apr-13/100.00	2,350
SPDR S&P 500 ETF Trust (Put)	1,602	Feb-13/100.00	458
SPDR S&P 500 ETF Trust (Put)	1,615	Nov-12/85.00	39
SPDR S&P 500 ETF Trust (Put)	1,555	Mar-13/100.00	637
SPDR S&P 500 ETF Trust (Put)	1,484	May-13/90.00	662
SPDR S&P 500 ETF Trust (Put)	2,457	Dec-12/85.00	50

Total			$394,284

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

			Upfront		Payments	Payments	Unrealized
	Swap counterparty /		premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
	$168,000		$—	5/14/14	0.58%	3 month USD-LIBOR-BBA	$(881)
	49,000		—	5/14/42	3 month USD-LIBOR-BBA	2.795%	2,488
	36,000		(735)	8/13/22	3 month USD-LIBOR-BBA	2.042%	536
	36,000		(796)	9/12/22	3 month USD-LIBOR-BBA	2.064%	475
	14,000		372	6/20/22	2.183%	3 month USD-LIBOR-BBA	(383)
	Barclay’s Bank, PLC
	3,355,000	(E)	2,761	12/19/14	0.45%	3 month USD-LIBOR-BBA	(1,802)
	111,000		(93)	12/19/14	3 month USD-LIBOR-BBA	0.45%	58
	3,000		(239)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(89)
	12,000		718	12/19/42	3 month USD-LIBOR-BBA	2.40%	118
	226,000		2,463	12/19/22	3 month USD-LIBOR-BBA	1.75%	2,080
	99,000		(454)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(293)
	215,000	(E)	(45)	12/19/17	3 month USD-LIBOR-BBA	0.90%	633
	Citibank, N.A.
	14,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	432
	22,000	(E)	5	12/19/14	0.45%	3 month USD-LIBOR-BBA	(25)
	5,000	(E)	(6)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(22)
	67,000	(E)	(523)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(413)
	2,000	(E)	85	12/19/42	3 month USD-LIBOR-BBA	2.40%	(15)
	Credit Suisse International
	210,000	(E)	(231)	12/19/14	3 month USD-LIBOR-BBA	0.45%	55
	48,000	(E)	3,845	12/19/42	3 month USD-LIBOR-BBA	2.40%	1,442
	168,000	(E)	189	12/19/14	0.45%	3 month USD-LIBOR-BBA	(40)
	290,000	(E)	117	12/19/17	0.90%	3 month USD-LIBOR-BBA	(795)
	96,000	(E)	(6,312)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(1,510)
	208,000	(E)	3,539	12/19/22	3 month USD-LIBOR-BBA	1.75%	3,201
	812,000	(E)	(10,626)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(9,304)
	Deutsche Bank AG
	7,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	211
	1,804,000	(E)	(1,765)	12/19/14	3 month USD-LIBOR-BBA	0.45%	689
	44,000	(E)	14	12/19/17	0.90%	3 month USD-LIBOR-BBA	(125)
	222,000	(E)	(2,089)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(1,727)
	Goldman Sachs International
	143,000		(99)	12/19/14	3 month USD-LIBOR-BBA	0.45%	96
	74,000	(E)	(141)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(375)
	127,000	(E)	(1,999)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(1,792)
	70,000	(E)	4,975	12/19/42	3 month USD-LIBOR-BBA	2.40%	1,473
	JPMorgan Chase Bank NA
	48,000	(E)	14	12/19/22	1.75%	3 month USD-LIBOR-BBA	93
	332,000	(E)	7,369	12/19/22	3 month USD-LIBOR-BBA	1.75%	6,829
	3,000	(E)	(303)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(153)

	Total						$1,165
(E)	Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$28,224	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(770)
	28,224	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(770)
baskets	17,768	—	3/14/13	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF2) of common stocks	(35,420)
units	228	—	3/14/13	3 month USD-LIBOR-BBA minus 0.09%	Russell 1000 Total Return Index	16,926
units	140	—	3/14/13	3 month USD-LIBOR-BBA minus 0.09%	Russell 1000 Total Return Index	10,393
units	91	—	3/14/13	3 month USD-LIBOR-BBA minus 0.09%	Russell 1000 Total Return Index	6,756
Citibank, N.A.
baskets	5	—	2/13/13	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (CGPUTQL2) of common stocks	15,969
baskets	2	—	2/13/13	3 month USD-LIBOR-BBA plus 0.10%	A basket (CGPUTQL2) of common stocks	6,378
baskets	7,635	—	8/27/13	3 month USD-LIBOR-BBA minus 1.95%	A basket (CGPUTS12) of common stocks	(3,723)
shares	8,174	—	9/10/13	(3 month USD-LIBOR-BBA)	Vanguard Index Funds - MSCI Emerging Markets ETF	9,398
units	100	—	2/13/13	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(11,577)
units	76	—	2/13/13	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(8,798)
Credit Suisse International
	$860,752	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	3,545
	4,575	—	2/11/13	(3 month USD-LIBOR-BBA minus 0.35%)	iShares MSCI Emerging Markets Index	2,633
	28,224	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(770)
Goldman Sachs International
	32,566	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(888)
	81,053	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,211)
	18,816	232	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(294)
	35,461	488	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(503)
	52,829	1,370	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(139)
shares	2,500	—	5/2/13	(1 month USD-LIBOR-BBA plus 0.35%)	iShares MSCI Emerging Markets Index	5,582
UBS AG
	$1,148	—	5/22/13	3 month USD-LIBOR-BBA plus 0.25%	MSCI Emerging Markets TR Net USD	(15,904)
baskets	4,880	—	5/22/13	(3 month USD-LIBOR-BBA)	A basket (UBSEMBSK) of common stocks	(2,242)

Total						$(6,429)

	CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

			Upfront			Fixed payments
			premium		Termi-	received	Unrealized
	Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Barclay’s Bank, PLC
	DJ CDX NA HY Series 18 Index	B+/P	$13,340	$242,550	6/20/17	500 bp	$14,999
	DJ CDX NA HY Series 18 Index	B+/P	15,435	582,120	6/20/17	500 bp	19,415
	Credit Suisse International
	DJ CDX NA IG Series 18 Index	BBB+/P	8,670	725,000	6/20/17	100 bp	12,089
	DJ CDX NA IG Series 18 Index	BBB+/P	12,331	1,445,000	6/20/17	100 bp	19,145
	JPMorgan Chase Bank NA
	DJ CDX NA HY Series 18 Index	B+/P	26,251	990,000	6/20/17	500 bp	33,019
	DJ CDX NA IG Series 18 Index	BBB+/P	3,972	325,000	6/20/17	100 bp	5,505

	Total						$104,172

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Key to holding's abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $17,506,139.
(b)	The aggregate identified cost on a tax basis is $17,981,900, resulting in gross unrealized appreciation and depreciation of $703,146 and $222,969, respectively, or net unrealized appreciation of $480,177.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$2,245,445	$11,664,639	$9,613,415	$3,973	$4,296,669
Totals	$2,245,445	$11,664,639	$9,613,415	$3,973	$4,296,669

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Market values are shown for those securities affiliated at period end.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(E)	Extended settlement date on premium.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $8,191,929 to cover certain derivatives contracts.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own., to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts may include extended effective dates on premiums.
The fund had an average contract amount of approximately 8,300,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 5,800,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $9,100,000 on forward currency contracts for the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets/countries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $4,600,000 on total return swap contracts for the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $19,800,000 on interest rate swap contracts for the reporting period.
Credit default contracts: The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $118,937 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $25,653 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $231,907.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$126,917	$—	$—
Capital goods	176,014	—	—
Communication services	120,881	—	—
Conglomerates	76,992	—	—
Consumer cyclicals	501,543	—	—
Consumer staples	$442,470	$—	$—
Energy	430,502	—	—
Financials	514,856	—	—
Health care	422,618	—	—
Technology	1,151,529	—	—
Transportation	75,962	—	—
Utilities and power	110,638	—	—
Total common stocks	4,150,922	—	—
Commodity linked notes	$—	$796,115	$—
Investment Companies	577,640	—	—
Mortgage-backed securities	—	550,728	—
Purchased options outstanding	—	454,841	—
Short-term investments	4,436,669	7,495,162	—

Totals by level	$9,165,231	$9,296,846	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	(11,211)	—
Futures contracts	(7,375)	—	—
Written options	—	(394,284)	—
Interest rate swap contracts	—	1,155	—
Total return swap contracts	—	(8,519)	—
Credit default contracts	—	24,173	—

Totals by level	$(7,375)	$(388,686)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$24,173	$—
Foreign exchange contracts	27,616	38,827
Equity contracts	143,904	96,225
Interest rate contracts	421,057	422,918

Total	$616,750	$557,970

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT American Government Income Fund

The fund's portfolio
9/30/12 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (73.5%)(a)
		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.4%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028 to July 20, 2036		$188,867	$215,201
6s, with due dates from April 15, 2028 to November 20, 2038		605,860	685,233
5 1/2s, April 20, 2038		980,784	1,091,927
5s, with due dates from July 20, 2033 to July 20, 2039		2,050,419	2,274,643
3s, TBA, November 1, 2042		1,000,000	1,068,477
3s, TBA, October 1, 2042		1,000,000	1,071,250

			6,406,731
U.S. Government Agency Mortgage Obligations (68.1%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to July 1, 2031		63,980	75,087
7s, with due dates from November 1, 2026 to May 1, 2032		665,042	758,503
5 1/2s, December 1, 2033		95,171	104,784
3 1/2s, April 1, 2042		3,382,855	3,642,647
3s, TBA, October 1, 2042		1,000,000	1,054,219

Federal National Mortgage Association Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to November 1, 2030		36,406	42,650
7s, with due dates from December 1, 2028 to December 1, 2035		964,669	1,099,202
6 1/2s, September 1, 2036		42,247	47,530
5s, February 1, 2039		153,684	167,377
4 1/2s, April 1, 2041		186,833	202,502
4s, with due dates from June 1, 2042 to October 1, 2042		15,942,706	17,679,494
4s, TBA, October 1, 2042		11,000,000	11,853,359
3s, TBA, November 1, 2042		21,000,000	22,110,703
3s, TBA, October 1, 2042		22,000,000	23,222,032

			82,060,089

Total U.S. government and agency mortgage obligations (cost $86,848,983)			$88,466,820

U.S. TREASURY OBLIGATIONS (35.3%)(a)
		Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023		$1,876,000	$2,864,100
6 1/4s, August 15, 2023(SEGSF)		4,440,000	6,443,582
4 1/2s, August 15, 2039(SEG)(SEGSF)		7,201,000	9,695,997

U.S. Treasury Notes
1 3/4s, May 15, 2022		795,000	806,186
0 5/8s, May 31, 2017		8,927,000	8,949,667
0 1/4s, August 31, 2014		11,010,000	11,012,279
0 1/4s, May 31, 2014		2,783,000	2,783,870

Total U.S. treasury Obligations (cost $40,037,551)			$42,555,681

MORTGAGE-BACKED SECURITIES (17.1%)(a)
		Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037		$41,277	$66,592
IFB Ser. 2979, Class AS, 23.464s, 2034		54,650	73,288
IFB Ser. 3072, Class SM, 22.987s, 2035		123,076	196,434
IFB Ser. 3072, Class SB, 22.841s, 2035		100,315	159,486
IFB Ser. 3065, Class DC, 19.198s, 2035		431,614	672,269
IFB Ser. 2990, Class LB, 16.381s, 2034		123,603	173,439
IFB Ser. 3940, Class PS, IO, 6.429s, 2040		1,346,179	213,235
IFB Ser. 3803, Class SP, IO, 6.379s, 2038		1,627,851	138,367
IFB Ser. 3232, Class KS, IO, 6.079s, 2036		882,284	109,183
IFB Ser. 4105, Class LS, IO, 5.9s, 2041		345,000	72,381
IFB Ser. 3751, Class SB, IO, 5.819s, 2039		2,093,986	324,568
IFB Ser. 4052, Class LS, IO, 5.779s, 2042		1,615,967	258,555
IFB Ser. 4012, Class SM, IO, 5.729s, 2042		738,993	111,787
IFB Ser. 3852, Class SG, 4.809s, 2041		796,951	839,994
Ser. 4018, Class DI, IO, 4 1/2s, 2041		1,765,790	200,876
Ser. 3747, Class HI, IO, 4 1/2s, 2037		111,675	8,893
Ser. 4090, Class BI, IO, 4s, 2042		521,283	63,696
Ser. 4026, Class JI, IO, 4s, 2041		674,046	75,223
Ser. 4019, Class JI, IO, 4s, 2041		1,733,799	205,629
Ser. 3756, Class IG, IO, 4s, 2037		4,338,437	235,751
Ser. 3768, Class MI, IO, 4s, 2035		2,224,198	83,407
Ser. 3738, Class MI, IO, 4s, 2034		3,121,214	117,046
Ser. 4077, Class AI, IO, 3s, 2027		1,259,809	126,875
Ser. 3835, Class FO, PO, zero %, 2041		1,849,522	1,561,459
Ser. 3300, PO, zero %, 2037		22,713	21,253
FRB Ser. 3326, Class WF, zero %, 2035		11,358	10,222

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036		117,341	215,821
IFB Ser. 06-8, Class HP, 23.773s, 2036		115,408	195,757
IFB Ser. 05-45, Class DA, 23.626s, 2035		174,872	292,609
IFB Ser. 07-53, Class SP, 23.406s, 2037		145,830	236,561
IFB Ser. 08-24, Class SP, 22.489s, 2038		636,374	999,107
IFB Ser. 05-122, Class SE, 22.342s, 2035		153,368	234,509
IFB Ser. 05-75, Class GS, 19.601s, 2035		153,130	226,339
IFB Ser. 05-106, Class JC, 19.453s, 2035		123,646	197,447
IFB Ser. 05-83, Class QP, 16.831s, 2034		56,666	79,888
IFB Ser. 11-4, Class CS, 12.467s, 2040		377,196	450,486
IFB Ser. 12-96, Class PS, IO, 6.484s, 2041		904,514	193,141
IFB Ser. 12-3, Class SD, IO, 6.294s, 2042		1,269,211	219,929
IFB Ser. 11-27, Class AS, IO, 6.264s, 2041		1,041,184	139,133
IFB Ser. 12-113, Class SG, IO, 5.85s, 2042		447,000	82,798
Ser. 409, Class 82, IO, 4 1/2s, 2040		1,248,249	156,983
Ser. 12-96, Class PI, IO, 4s, 2041		1,638,684	249,227
Ser. 409, Class C16, IO, 4s, 2040		1,740,622	183,136
FRB Ser. 03-W8, Class 3F2, 0.567s, 2042		10,937	10,713
FRB Ser. 07-95, Class A3, 0.467s, 2036		1,868,618	1,691,099
Ser. 08-53, Class DO, PO, zero %, 2038		177,583	157,273
Ser. 07-44, Class CO, PO, zero %, 2037		76,569	69,824
Ser. 1988-12, Class B, zero %, 2018		1,730	1,626

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.582s, 2041		783,781	1,224,180
IFB Ser. 10-158, Class SD, 14.345s, 2040		209,000	299,112
IFB Ser. 11-70, Class WS, 9.263s, 2040		360,000	425,912
IFB Ser. 11-72, Class SE, 7.111s, 2041		1,341,000	1,501,920
IFB Ser. 11-81, Class SB, IO, 6.484s, 2036		1,748,143	314,106
IFB Ser. 11-61, Class CS, IO, 6.462s, 2035		558,714	76,823
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040		1,632,735	248,159
IFB Ser. 10-115, Class TS, IO, 5.882s, 2038		1,543,087	191,960
IFB Ser. 10-61, Class SJ, IO, 5.829s, 2040		785,824	144,623
IFB Ser. 11-70, Class SN, IO, 5.679s, 2041		259,000	67,956
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		1,071,441	160,609
Ser. 11-81, Class PI, IO, 4 1/2s, 2037		978,712	85,334
Ser. 10-116, Class QI, IO, 4s, 2034		1,545,090	98,996
Ser. 11-116, Class BI, IO, 4s, 2026		3,837,836	433,560
Ser. 10-158, Class EI, IO, 4s, 2025		2,114,323	235,451
Ser. 12-H05, Class AI, IO, 1.227s, 2062		2,410,236	128,051
Ser. 11-70, PO, zero %, 2041		2,817,533	2,388,310
Ser. 10-151, Class KO, PO, zero %, 2037		171,757	157,882
Ser. 06-36, Class OD, PO, zero %, 2036		8,630	8,066

Total mortgage-backed securities (cost $19,667,116)			$20,594,324

PURCHASED OPTIONS OUTSTANDING (5.0%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	$612,000	$21,469

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.75	2,413,000	33,010

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.50% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.50	3,492,000	11,489

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.75	2,413,000	29,053

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.74	1,814,691	33,089

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.74	1,814,691	329,588

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/4.28	6,307,000	152,617

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.67	4,526,000	86,954

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	1,386,000	62,703

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/4.28	6,307,000	932,805

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.67	4,526,000	799,292

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.765	1,601,677	12,000

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.77	8,672,000	64,051

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	612,000	22,148

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	612,000	23,085

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	989,000	47,274

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	989,000	47,690

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27	989,000	48,501

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.765	1,601,677	198,859

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.77	8,672,000	1,081,286

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	315,000	3

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	315,000	142

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	315,000	485

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	936,000	11,887

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.(E)	Sep-16/3.49	1,643,804	66,673

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17	3,531,000	39,417

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.72	4,507,000	34,501

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	533,000	7,313

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	533,000	8,128

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	533,000	8,880

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	533,000	9,567

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	533,000	9,994

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	315,000	16,686

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	315,000	16,752

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	989,000	55,879

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	315,000	16,963

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	989,000	56,393

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	989,000	56,957

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	936,000	62,441

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.(E)	Sep-16/3.49	1,643,804	155,598

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17	3,531,000	339,770

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.72	4,507,000	550,499

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 2.00% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.00	3,715,000	20,841

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17	3,531,000	39,417

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/5.11	2,899,000	18,852

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17	3,531,000	339,770

Total purchased options outstanding (cost $6,121,475)			$5,980,771

SHORT-TERM INVESTMENTS (29.8%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)		14,248,346	$14,248,346

SSgA Prime Money Market Fund 0.14%(P)		1,669,351	1,669,351

Interest in $308,000,000 joint tri-party repurchase agreement dated 9/28/12 with JPMorgan Securities, Inc. due 10/1/12 - maturity value of $5,433,113 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 4.50% and due dates ranging from 09/01/22 to 09/01/42, valued at $314,165,123)		$5,433,000	5,433,000

Interest in $283,000,000 joint tri-party repurchase agreement dated 9/28/12 with Citigroup Global Markets, Inc. due 10/1/12 - maturity value of $5,425,113 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from 2.717% to 5.50% and due dates ranging from 08/01/23 to 10/01/42, valued at $288,660,000)		5,425,000	5,425,000

Intrest in $283,475,000 joint tri-party repurchase agreement dated 9/28/12 with Merrill Lynch & Co., Inc. due 10/1/12 - maturity value of $5,425,081 for an effective yield of 0.18% (collateralized by various mortgage backed securities with coupon rates ranging from 3.00% to 4.50% and due dates ranging from 08/01/27 to 09/01/42, valued at $289,144,501)		5,425,000	5,425,000

Straight-A Funding, LLC commercial paper with an effective yield of 0.178%, October 10, 2012		3,000,000	2,999,865

Straight-A Funding, LLC commercial paper with an effective yield of 0.178%, November 5, 2012		700,000	699,878

Total short-term investments (cost $35,900,440)			$35,900,440

TOTAL INVESTMENTS

Total investments (cost $188,575,565)(b)			$193,498,036

FUTURES CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 2 yr (Long)	56	$12,349,750	Dec-12	$6,019
U.S. Treasury Note 5 yr (Long)	99	12,338,648	Dec-12	47,765

Total				$53,784

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,579,230) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	$ 6,002,302	Aug-16/4.28	$881,936
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	624,981	Aug-16/4.35	95,314
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	6,002,302	Aug-16/4.28	145,244
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	4,234,248	Aug-16/4.17	419,491
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.39% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	1,654,601	Jun-16/4.39	183,619
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	1,423,615	Jul-16/4.67	261,438
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	886,441	Aug-16/4.68	163,429
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	2,487,796	May-16/4.745	317,167
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	569,446	Jul-16/4.80	110,528
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	4,234,248	Aug-16/4.17	47,267
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	1,423,615	Jul-16/4.67	27,350
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	886,441	Aug-16/4.68	16,955
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	2,487,796	May-16/4.745	18,589
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	569,446	Jul-16/4.80	10,105
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.89% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	1,654,601	Jun-16/4.89	11,986
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.11% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,130,240	May-16/4.11	108,851
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.12% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	1,681,461	Jun-16/4.12	162,357
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	1,512,559	Jun-16/4.86	289,874
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,130,240	May-16/5.11	7,350
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.12% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	1,681,461	Jun-16/5.12	10,993
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.86% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	1,512,559	Jun-16/5.86	14,702
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 4.7575% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,629,094	May-16/4.7575	201,845
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	6,219,489	May-16/4.77	775,489
Option on an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 4.7575% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,629,094	May-16/4.7575	11,567
Option on an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	6,219,489	May-16/4.77	45,937
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,302,319	May-16/4.60	151,978
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,302,319	May-16/4.60	10,686
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	3,386,000	Oct-12/1.75	25,564
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 4.36% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,308,833	May-16/4.36	139,556
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	3,386,000	Oct-12/1.75	15,609
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	1,308,833	May-16/4.86	9,519
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	1,644,096	Jun-16/4.575	189,847
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	1,427,369	Jul-16/4.74	259,242
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	1,335,375	Jul-16/4.79	247,289
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	1,644,096	Jun-16/4.575	13,779
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	1,427,369	Jul-16/4.74	26,027
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	1,335,375	Jul-16/4.79	23,771

Total			$5,452,250

              (E) Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $35,678,321) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s, October 1, 2042	$11,000,000	10/11/12	$11,853,359
Federal National Mortgage Association, 3s, October 1, 2042	22,000,000	10/11/12	23,222,032
Government National Mortgage Association, 3s, October 1, 2042	1,000,000	10/18/12	1,071,250

Total			$36,146,641

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

			Upfront		Payments	Payments	Unrealized
	Swap counterparty /		premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
	$5,313,000		$—	5/14/22	2.0215%	3 month USD-LIBOR-BBA	$(218,684)
	612,000		(12,500)	8/13/22	3 month USD-LIBOR-BBA	2.042%	9,120
	612,000		(13,525)	9/12/22	3 month USD-LIBOR-BBA	2.064%	8,076
	251,000		6,662	6/20/22	2.183%	3 month USD-LIBOR-BBA	(6,861)
	Barclay’s Bank, PLC
	58,913,000	(E)	48,487	12/19/14	0.45%	3 month USD-LIBOR-BBA	(31,635)
	28,586,000	(E)	5,922	12/19/17	0.90%	3 month USD-LIBOR-BBA	(84,124)
	1,170,000	(E)	(983)	12/19/14	3 month USD-LIBOR-BBA	0.45%	608
	97,000	(E)	(7,731)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(2,878)
	4,577,000	(E)	273,857	12/19/42	3 month USD-LIBOR-BBA	2.40%	44,869
	17,700,000	(E)	188,172	12/19/22	3 month USD-LIBOR-BBA	1.75%	159,321
	5,860,000	(E)	(48,383)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(38,832)
	2,793,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.805%	9,831
	1,688,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.83%	9,909
	931,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.80%	2,849
	Citibank, N.A.
	182,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	5,620
	8,351,000	(E)	(1,984)	12/19/14	3 month USD-LIBOR-BBA	0.45%	9,373
	8,138,000	(E)	9,375	12/19/17	3 month USD-LIBOR-BBA	0.90%	35,010
	3,762,000	(E)	(29,345)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(23,213)
	262,000	(E)	11,111	12/19/42	3 month USD-LIBOR-BBA	2.40%	(1,997)
	Credit Suisse International
	9,508,000	(E)	(10,404)	12/19/14	3 month USD-LIBOR-BBA	0.45%	2,526
	6,966,000	(E)	(1,783)	12/19/17	3 month USD-LIBOR-BBA	0.90%	20,160
	664,000	(E)	38,038	12/19/42	3 month USD-LIBOR-BBA	2.40%	4,818
	4,047,000	(E)	3,202	12/19/14	0.45%	3 month USD-LIBOR-BBA	(2,303)
	131,000	(E)	(149)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(562)
	5,559,000	(E)	(365,412)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(87,295)
	8,670,000	(E)	136,913	12/19/22	3 month USD-LIBOR-BBA	1.75%	122,781
	14,245,000	(E)	(190,894)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(167,675)
	Deutsche Bank AG
	92,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	2,777
	354,000	(E)	110	12/19/17	0.90%	3 month USD-LIBOR-BBA	(1,005)
	5,526,000	(E)	(51,989)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(42,982)
	1,898,000		(104,694)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(9,738)
	Goldman Sachs International
	8,286,000	(E)	(5,708)	12/19/14	3 month USD-LIBOR-BBA	0.45%	5,561
	2,539,000	(E)	(4,854)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(12,852)
	3,444,000	(E)	(54,202)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(48,589)
	2,073,000	(E)	147,331	12/19/42	3 month USD-LIBOR-BBA	2.40%	43,619
	JPMorgan Chase Bank NA
	21,078,000	(E)	38,442	12/19/17	3 month USD-LIBOR-BBA	0.90%	104,838
	25,120,000	(E)	(511,954)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(471,008)
	3,679,000	(E)	56,495	12/19/22	3 month USD-LIBOR-BBA	1.75%	50,498
	902,000	(E)	91,080	12/19/42	3 month USD-LIBOR-BBA	2.40%	45,953
	5,551,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.854%	45,074
	The Royal Bank of Scotland PLC
	348,000	(E)	(4,373)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(3,800)

	Total						$(512,842)
(E)	See interest rate swap contracts note regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$615,132	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(16,783)
458,816	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(12,518)
Barclay’s Bank, PLC
951,691	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,242)
887,736	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(1,474)
2,153,783	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,075)
1,435,892	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,169
1,172,155	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,218
694,737	24,641	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	4,693
717,172	26,446	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,774
704,701	(22,352)	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,784)
5,628,357	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,262)
5,119,661	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	18,423
695,228	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,502
165,812	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(34)
6,465,623	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	23,266
4,818,854	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,354)
3,857,822	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,882
1,380,978	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(282)
41,733	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(197)
229,010	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(540)
1,191,909	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(32,519)
161,667	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,551)
234,752	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	368
2,033,826	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,792)
1,786,054	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(48,729)
512,369	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13,979)
151,174	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	544
720,258	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(1,196)
2,201,788	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,923
36,872	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	133
119,043	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	429
86,385	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	311
Citibank, N.A.
211,349	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	761
Credit Suisse International
285,132	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,779)
1,242,567	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(33,901)
458,816	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(12,518)
Goldman Sachs International
334,287	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,577)
1,171,893	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(5,527)
904,086	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(4,264)
675,198	24,792	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,405
1,135,612	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(5,356)
1,196,975	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(32,657)
620,922	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(16,941)
1,677,518	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,953)
630,197	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,485)
821,382	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(22,410)
286,579	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,819)
69,206	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(326)
786,645	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(21,462)
1,097,830	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(29,952)
631,270	—	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	13,867
745,395	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(20,337)
1,571,120	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(42,865)
355,329	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(9,694)
2,297,858	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,414)
153,722	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(725)
447,961	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(12,222)
274,938	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,297)
85,145	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(201)
227,122	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(535)
266,968	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,259)
533,727	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(2,517)
361,550	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,705)
192,729	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(909)
1,284,301	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(4,601)
JPMorgan Chase Bank NA
859,738	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(23,457)

Total					$(402,308)

Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $120,435,222.
(b)	The aggregate identified cost on a tax basis is $188,841,523, resulting in gross unrealized appreciation and depreciation of $6,280,727 and $1,624,214, respectively, or net unrealized appreciation of $4,656,513.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with a company which is under common ownership, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

Names of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$20,368,789	$19,356,631	$25,477,074	$14,512	$14,248,346

Totals	$20,368,789	$19,356,631	$25,477,074	$14,512	$14,248,346

Market values are shown for those securities affiliated at period end.
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(E)	Extended settlement date on premium.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $49,739,054 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.
The fund had an average contract amount of approximately $191,400,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately $117,200,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
The fund had an average number of contracts of approximately 180 on futures contracts for the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $723,600,000 on interest rate swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,389,730 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $660,633 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $3,937,087.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$20,594,324	$—
Purchased options outstanding	—	5,980,771	—
U.S. Government and Agency Mortgage Obligations	—	88,466,820	—
U.S. Treasury Obligations	—	42,555,681	—
Short-term investments	15,917,697	19,982,743	—

Totals by level	$15,917,697	$177,580,339	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$53,784	$—	$—
Written options	—	(5,452,250)	—
TBA sale commitments	—	(36,146,641)	—
Interest rate swap contracts	—	(147,172)	—
Total return swap contracts	—	(455,835)	—

Totals by level	$53,784	$(42,201,898)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Interest rate contracts	$6,886,288	$6,906,990

Total	$6,886,288	$6,906,990

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Capital Opportunities Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.1%)(a)
	Shares	Value

Aerospace and defense (1.4%)

AeroVironment, Inc.(NON)(S)	4,375	$102,681

Ceradyne, Inc.	4,015	98,086

Cubic Corp.	2,555	127,903

Teledyne Technologies, Inc.(NON)	1,680	106,495

		435,165
Air freight and logistics (0.7%)

Forward Air Corp.	3,805	115,710

HUB Group, Inc. Class A(NON)	3,061	90,850

		206,560
Airlines (0.7%)

Allegiant Travel Co.(NON)(S)	2,410	152,698

Republic Airways Holdings, Inc.(NON)(S)	17,880	82,784

		235,482
Auto components (1.2%)

Autoliv, Inc. (Sweden)	3,066	190,000

BorgWarner, Inc.(NON)(S)	1,795	124,052

Superior Industries International, Inc.(S)	4,060	69,385

		383,437
Beverages (0.2%)

Coca-Cola Bottling Co. Consolidated	1,055	71,846

		71,846
Biotechnology (0.5%)

Cubist Pharmaceuticals, Inc.(NON)(S)	3,636	173,364

		173,364
Capital markets (3.6%)

Affiliated Managers Group(NON)	745	91,635

E*Trade Financial Corp.(NON)	10,050	88,541

Federated Investors, Inc. Class B	5,255	108,726

Jefferies Group, Inc.	13,345	182,693

Legg Mason, Inc.(S)	3,425	84,529

SEI Investments Co.	16,200	347,490

Waddell & Reed Financial, Inc. Class A(S)	7,209	236,239

		1,139,853
Chemicals (3.6%)

Albemarle Corp.	738	38,449

Ashland, Inc.	1,755	125,658

Eastman Chemical Co.(S)	2,433	138,705

FMC Corp.(S)	2,037	112,809

Innophos Holdings, Inc.(S)	3,875	187,899

International Flavors & Fragrances, Inc.	1,680	100,094

Methanex Corp. (Canada)	7,215	205,916

Valspar Corp.	4,085	229,169

		1,138,699
Commercial banks (7.7%)

Bancorp, Inc. (The)(NON)	34,944	358,875

Bond Street Holdings, LLC 144A Class A(F)(NON)	3,695	79,443

City Holding Co.	2,075	74,368

City National Corp.(S)	2,925	150,667

Cullen/Frost Bankers, Inc.(S)	1,705	97,918

East West Bancorp, Inc.(S)	18,620	393,254

First Citizens BancShares, Inc. Class A	1,302	212,096

International Bancshares Corp.	6,485	123,539

NBH Holdings Co. 144A Class A(F)(NON)	6,250	109,463

OmniAmerican Bancorp, Inc.(NON)	4,660	105,922

Popular, Inc. (Puerto Rico)(NON)	6,282	109,495

Sandy Spring Bancorp, Inc.	1,995	38,404

Signature Bank(NON)	1,320	88,546

SVB Financial Group(NON)	1,726	104,354

Union First Market Bankshares Corp.	4,964	77,240

Valley National Bancorp	12,201	122,254

Virginia Commerce Bancorp, Inc.(NON)	8,895	77,831

Webster Financial Corp.(S)	4,912	116,414

		2,440,083
Commercial services and supplies (1.4%)

Deluxe Corp.(S)	6,588	201,329

Portfolio Recovery Associates, Inc.(NON)	1,395	145,680

R. R. Donnelley & Sons Co.(S)	7,875	83,475

		430,484
Communications equipment (2.2%)

F5 Networks, Inc.(NON)(S)	2,510	262,797

Netgear, Inc.(NON)(S)	4,085	155,802

Polycom, Inc.(NON)	29,830	294,422

		713,021
Computers and peripherals (0.3%)

QLogic Corp.(NON)	6,940	79,255

		79,255
Construction and engineering (1.3%)

Aecom Technology Corp.(NON)(S)	5,585	118,179

Chicago Bridge & Iron Co., NV (Netherlands)	5,855	223,017

Tutor Perini Corp.(NON)	6,767	77,414

		418,610
Containers and packaging (0.4%)

Boise, Inc.	16,265	142,481

		142,481
Diversified consumer services (2.2%)

Apollo Group, Inc. Class A(NON)(S)	3,050	88,603

H&R Block, Inc.	6,865	118,970

ITT Educational Services, Inc.(NON)	2,975	95,884

Sotheby's Holdings, Inc. Class A(S)	9,780	308,070

Weight Watchers International, Inc.(S)	1,860	98,208

		709,735
Electric utilities (1.1%)

FirstEnergy Corp.	2,631	116,027

Pepco Holdings, Inc.	5,150	97,335

PNM Resources, Inc.	6,605	138,903

		352,265
Electrical equipment (3.0%)

AMETEK, Inc.	7,416	262,897

AZZ, Inc.	5,210	197,876

Hubbell, Inc. Class B	3,376	272,578

Regal-Beloit Corp.	1,260	88,805

Roper Industries, Inc.	1,101	120,989

		943,145
Electronic equipment, instruments, and components (0.3%)

Dolby Laboratories, Inc. Class A(NON)(S)	2,920	95,630

		95,630
Energy equipment and services (3.4%)

Atwood Oceanics, Inc.(NON)(S)	3,815	173,392

Helix Energy Solutions Group, Inc.(NON)(S)	8,075	147,530

Key Energy Services, Inc.(NON)(S)	27,475	192,325

Oil States International, Inc.(NON)	1,970	156,536

Parker Drilling Co.(NON)	37,055	156,743

Superior Energy Services(NON)	6,035	123,838

Unit Corp.(NON)	2,920	121,180

		1,071,544
Food and staples retail (0.2%)

Nash Finch Co.	3,603	73,573

		73,573
Food products (0.4%)

Fresh Del Monte Produce, Inc.	5,565	142,464

		142,464
Health-care equipment and supplies (1.2%)

Cyberonics, Inc.(NON)	2,125	111,393

Hill-Rom Holdings, Inc.	5,000	145,300

SurModics, Inc.(NON)	6,583	133,108

		389,801
Health-care providers and services (6.1%)

Amedisys, Inc.(NON)(S)	13,381	184,792

AMN Healthcare Services, Inc.(NON)	16,839	169,400

Chemed Corp.(S)	3,655	253,255

Coventry Health Care, Inc.	4,515	188,230

Health Net, Inc.(NON)	4,355	98,031

Healthways, Inc.(NON)	22,825	267,281

Kindred Healthcare, Inc.(NON)(S)	15,275	173,830

LifePoint Hospitals, Inc.(NON)	2,415	103,314

Molina Healthcare, Inc.(NON)	11,007	276,826

Omnicare, Inc.	4,966	168,695

Universal American Corp.(NON)	7,525	69,531

		1,953,185
Hotels, restaurants, and leisure (1.2%)

Cheesecake Factory, Inc. (The)(S)	10,540	376,805

		376,805
Household durables (2.6%)

Harman International Industries, Inc.	5,210	240,494

Helen of Troy, Ltd.(NON)(S)	8,264	263,043

NVR, Inc.(NON)	140	118,230

Whirlpool Corp.	2,400	198,984

		820,751
Household products (0.6%)

Energizer Holdings, Inc.	2,360	176,080

		176,080
Insurance (4.5%)

American Financial Group, Inc.	2,535	96,077

Aspen Insurance Holdings, Ltd.	3,626	110,557

Assurant, Inc.	2,625	97,913

Endurance Specialty Holdings, Ltd.	2,562	98,637

Hanover Insurance Group, Inc. (The)	2,657	99,000

HCC Insurance Holdings, Inc.	3,003	101,772

Horace Mann Educators Corp.	5,445	98,609

Protective Life Corp.	3,440	90,162

RenaissanceRe Holdings, Ltd.	1,425	109,782

Safety Insurance Group, Inc.	2,921	134,015

Selective Insurance Group	7,879	149,622

Stancorp Financial Group	2,881	90,002

W.R. Berkley Corp.	4,345	162,894

		1,439,042
Internet software and services (2.0%)

IAC/InterActiveCorp.	4,340	225,940

Open Text Corp. (Canada)(NON)(S)	4,615	254,471

ValueClick, Inc.(NON)	8,560	147,146

		627,557
IT Services (2.8%)

Alliance Data Systems Corp.(NON)(S)	1,940	275,383

DST Systems, Inc.	3,260	184,386

Global Payments, Inc.	3,340	139,712

NeuStar, Inc. Class A(NON)	7,260	290,618

		890,099
Leisure equipment and products (0.3%)

Polaris Industries, Inc.	1,340	108,366

		108,366
Life sciences tools and services (1.3%)

Bio-Rad Laboratories, Inc. Class A(NON)	2,270	242,254

Parexel International Corp.(NON)	6,070	186,713

		428,967
Machinery (4.3%)

Actuant Corp. Class A(S)	6,395	183,025

AGCO Corp.(NON)	2,725	129,383

EnPro Industries, Inc.(NON)(S)	2,400	86,424

Gardner Denver, Inc.	1,842	111,275

Kennametal, Inc.	4,240	157,219

Manitowoc Co., Inc. (The)	6,790	90,579

Oshkosh Corp.(NON)(S)	6,865	188,307

Terex Corp.(NON)(S)	3,955	89,304

WABCO Holdings, Inc.(NON)	4,640	267,589

Woodward, Inc.	2,185	74,246

		1,377,351
Media (0.4%)

Valassis Communications, Inc.(NON)	4,645	114,685

		114,685
Metals and mining (2.5%)

Cliffs Natural Resources, Inc.(S)	5,470	214,041

Coeur d'Alene Mines Corp.(NON)	3,770	108,689

Reliance Steel & Aluminum Co.	4,324	226,361

Walter Energy, Inc.	7,410	240,529

		789,620
Multiline retail (0.8%)

Big Lots, Inc.(NON)	4,540	134,293

Dollar Tree, Inc.(NON)	2,470	119,239

		253,532
Multi-utilities (0.3%)

Black Hills Corp.	3,095	110,089

		110,089
Oil, gas, and consumable fuels (3.5%)

Berry Petroleum Co. Class A(S)	4,036	163,983

Cabot Oil & Gas Corp.	3,160	141,884

HollyFrontier Corp.	5,270	217,493

SM Energy Co.	3,185	172,340

Stone Energy Corp.(NON)(S)	4,715	118,441

Tesoro Corp.	4,715	197,559

Whiting Petroleum Corp.(NON)	2,416	114,470

		1,126,170
Paper and forest products (1.0%)

Domtar Corp. (Canada)	2,605	203,945

Schweitzer-Mauduit International, Inc.	3,900	128,171

		332,116
Personal products (0.8%)

Inter Parfums, Inc.(S)	14,260	260,958

		260,958
Pharmaceuticals (1.4%)

Endo Health Solutions, Inc.(NON)	4,574	145,087

Impax Laboratories, Inc.(NON)	11,220	291,271

		436,358
Professional services (1.7%)

Dun & Bradstreet Corp. (The)(S)	1,580	125,800

Heidrick & Struggles International, Inc.	3,670	46,756

Towers Watson & Co. Class A	4,240	224,932

TrueBlue, Inc.(NON)(S)	10,099	158,756

		556,244
Real estate investment trusts (REITs) (4.8%)

DiamondRock Hospitality Co.	17,199	165,626

Entertainment Properties Trust	934	41,498

Hospitality Properties Trust	8,635	205,340

Kimco Realty Corp.	5,360	108,647

LaSalle Hotel Properties	8,115	216,589

LTC Properties, Inc.	3,351	106,729

Macerich Co. (The)	1,889	108,107

National Health Investors, Inc.(S)	1,984	102,057

National Retail Properties, Inc.	2,974	90,707

Omega Healthcare Investors, Inc.	6,988	158,837

Taubman Centers, Inc.	1,585	121,617

Ventas, Inc.	1,856	115,536

		1,541,290
Real estate management and development (0.9%)

Jones Lang LaSalle, Inc.	3,775	288,221

		288,221
Road and rail (0.6%)

Arkansas Best Corp.	4,379	34,682

Landstar Systems, Inc.	3,245	153,424

		188,106
Semiconductors and semiconductor equipment (3.8%)

Cymer, Inc.(NON)(S)	1,545	78,888

KLA-Tencor Corp.	2,070	98,749

Lam Research Corp.(NON)	5,656	179,776

MKS Instruments, Inc.(S)	4,250	108,333

Omnivision Technologies, Inc.(NON)(S)	10,295	143,667

PMC - Sierra, Inc.(NON)	21,315	120,217

Silicon Laboratories, Inc.(NON)(S)	2,975	109,361

Skyworks Solutions, Inc.(NON)	10,240	241,306

Teradyne, Inc.(NON)(S)	9,305	132,317

		1,212,614
Software (4.7%)

ANSYS, Inc.(NON)	3,105	227,907

Autodesk, Inc.(NON)	6,260	208,896

Blackbaud, Inc.	4,990	119,361

FactSet Research Systems, Inc.(S)	880	84,850

Fair Isaac Corp.	4,135	183,015

Manhattan Associates, Inc.(NON)	3,930	225,071

Synopsys, Inc.(NON)	6,277	207,267

TIBCO Software, Inc.(NON)	5,140	155,382

Websense, Inc.(NON)	5,835	91,318

		1,503,067
Specialty retail (3.1%)

Aaron's, Inc.	4,005	111,379

Aeropostale, Inc.(NON)(S)	6,530	88,351

ANN, Inc.(NON)	3,955	149,222

Buckle, Inc. (The)	3,252	147,738

Cabela's, Inc.(NON)(S)	3,079	168,360

Cato Corp. (The) Class A	3,293	97,835

Jos. A. Bank Clothiers, Inc.(NON)(S)	4,542	220,196

		983,081
Textiles, apparel, and luxury goods (2.7%)

Crocs, Inc.(NON)(S)	10,765	174,501

Deckers Outdoor Corp.(NON)(S)	3,705	135,751

Jones Group, Inc. (The)	14,100	181,467

Maidenform Brands, Inc.(NON)	4,804	98,386

Perry Ellis International, Inc.(NON)	4,316	95,168

True Religion Apparel, Inc.(S)	3,720	79,348

Wolverine World Wide, Inc.(S)	2,103	93,310

		857,931
Thrifts and mortgage finance (1.2%)

Kaiser Federal Financial Group, Inc.	10,886	164,270

Provident New York Bancorp(S)	21,749	204,658

		368,928
Tobacco (0.3%)

Universal Corp.(S)	1,704	86,768

		86,768
Trading companies and distributors (0.9%)

Applied Industrial Technologies, Inc.	4,178	173,095

MSC Industrial Direct Co., Inc. Class A	1,720	116,031

		289,126

Total common stocks (cost $25,085,894)		$31,283,604

SHORT-TERM INVESTMENTS (21.4%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	6,343,100	$6,343,100

Putnam Money Market Liquidity Fund 0.14%(AFF)	471,315	471,315

Total short-term investments (cost $6,814,415)		$6,814,415

TOTAL INVESTMENTS

Total investments (cost $31,900,309)(b)		$38,098,019

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $31,873,367.
(b)	The aggregate identified cost on a tax basis is $32,041,279, resulting in gross unrealized appreciation and depreciation of $7,741,990 and $1,685,250, respectively, or net unrealized appreciation of $6,056,740.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$411,321	$5,476,960	$5,416,966	$591	$471,315
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $6,147,642. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $6,343,100, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$4,608,323	$—	$—
Consumer staples	811,689	—	—
Energy	2,197,714	—	—
Financials	7,028,511	79,443	109,463
Health care	3,381,675	—	—
Industrials	5,080,273	—	—
Information technology	5,121,243	—	—
Materials	2,402,916	—	—
Utilities	462,354	—	—
Total common stocks	31,094,698	79,443	109,463
Short-term investments	471,315	6,343,100	—

Totals by level	$31,566,013	$6,422,543	$109,463

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Diversified Income Fund

The fund's portfolio
9/30/12 (Unaudited)

MORTGAGE-BACKED SECURITIES (42.4%)(a)
			Principal amount	Value

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO, 2.781s, 2047			$10,757,549	$1,290,906

American Home Mortgage Investment Trust Ser. 07-1, Class GIOP, IO, 2.078s, 2047			1,638,916	229,448

Banc of America Commercial Mortgage, Inc.
FRB Ser. 08-1, Class AJ, 6.438s, 2051			784,000	735,000
FRB Ser. 05-6, Class G, 5.364s, 2047			829,000	663,200

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036			125,000	98,750
Ser. 01-1, Class K, 6 1/8s, 2036			266,204	36,640
Ser. 07-5, Class XW, IO, 0.555s, 2051			40,071,373	522,210

Banc of America Funding Corp.
FRB Ser. 06-A, Class 3A1, 2.942s, 2036			2,592,054	1,736,676
FRB Ser. 06-G, Class 2A5, 0.499s, 2036			720,511	565,601

Barclays Capital, LLC Trust 144A
FRB Ser. 11-RR4, Class 6A4, 15.143s, 2037			1,439,740	1,072,607
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046			23,186,800	985,439
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047			49,246,683	2,048,662
Ser. 09-RR7, Class 2A1, IO, 3/4s, 2047			58,544,501	1,492,885
Ser. 09-RR7, Class 1A1, IO, 3/4s, 2046			53,713,743	1,369,700

Bear Stearns Adjustable Rate Mortgage Trust
FRB Ser. 05-10, Class A3, 2.648s, 2035			4,552,129	4,210,719
FRB Ser. 06-1, Class A1, 2.37s, 2036			501,751	460,356

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050			2,086,000	1,668,800
FRB Ser. 06-PW12, Class AJ, 5.933s, 2038			730,000	659,765
Ser. 05-PWR7, Class B, 5.214s, 2041			923,000	858,390
Ser. 05-PWR9, Class AJ, 4.985s, 2042			560,000	566,720

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046			9,449,362	247,573
Ser. 07-AR5, Class 1X2, IO, 0.5s, 2047			5,912,785	125,942
Ser. 06-AR5, Class 1X, IO, 0.5s, 2046			12,520,416	237,888
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036			6,686,363	94,278

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3, Class 1A2A, 5.584s, 2036			1,434,155	1,305,081

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-12, Class 2A2, 0.587s, 2035			1,160,000	756,900
FRB Ser. 12-1, Class 1A2, 0.587s, 2035			1,110,000	702,075

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A Ser. 07-CD5, Class XS, IO, 0.074s, 2044			25,157,801	96,530

Commercial Mortgage Pass-Through Certificates FRB Ser. 04-LB3A, Class E, 5.525s, 2037			852,000	846,258

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)		GBP	328,253	445,252
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)		GBP	105,995	152,332

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047			$14,210,896	1,101,344
Ser. 07-HY9, Class X, IO, 0.65s, 2047			7,318,609	297,136

Countrywide Home Loans
Ser. 07-17, Class 1A2, 6s, 2037			2,173,768	2,089,241
Ser. 07-1, Class A8, 6s, 2037			2,208,350	2,073,118
Ser. 06-21, Class A1, 6s, 2037			1,058,760	931,708
Ser. 06-10, Class 1A16, 6s, 2036			1,916,144	1,667,045
Ser. 06-6, Class 06-6, 6s, 2036			537,758	479,815
Ser. 06-1, Class A2, 6s, 2036			957,309	844,825
FRB Ser. 05-HY10, Class 3A1B, 2.747s, 2036			3,908,712	2,736,099

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A3, 6.407s, 2041			1,458,000	1,698,165
FRB Ser. 06-C1, Class AJ, 5.588s, 2039			683,000	699,187

CS First Boston Mortgage Securities Corp.
Ser. 05-C6, Class AJ, 5.23s, 2040			959,000	1,014,085
Ser. 05-C6, Class B, 5.23s, 2040			725,000	678,600

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class G, 5.881s, 2035			2,558,000	2,558,376
Ser. 02-CP5, Class M, 5 1/4s, 2035			267,255	13,363

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031			226,150	223,889

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.717s, 2032			226,709	369,078
IFB Ser. 3408, Class EK, 24.905s, 2037			112,717	181,848
IFB Ser. 2979, Class AS, 23.464s, 2034			56,289	75,486
IFB Ser. 3072, Class SM, 22.987s, 2035			270,176	431,212
IFB Ser. 3072, Class SB, 22.841s, 2035			276,920	440,261
IFB Ser. 3249, Class PS, 21.547s, 2036			255,208	391,464
IFB Ser. 3065, Class DC, 19.198s, 2035			408,256	635,888
IFB Ser. 3951, Class CS, IO, 6.529s, 2026			5,599,767	874,684
IFB Ser. 4098, Class MS, IO, 6.479s, 2041			5,425,879	1,183,059
IFB Ser. 3727, Class PS, IO, 6.479s, 2038			2,885,422	258,331
IFB Ser. 3895, Class SM, IO, 6.429s, 2040			3,207,372	429,687
IFB Ser. 4048, Class GS, IO, 6.429s, 2040			2,322,480	450,236
IFB Ser. 3940, Class PS, IO, 6.429s, 2040			2,494,883	395,189
IFB Ser. 4032, Class SA, IO, 6.279s, 2042			3,556,294	479,721
IFB Ser. 4105, Class LS, IO, 5.9s, 2041			3,190,000	669,262
IFB Ser. 3768, Class PS, IO, 5.779s, 2036			7,951,815	436,022
IFB Ser. 3753, Class S, IO, 5.729s, 2040			1,759,887	233,185
Ser. 3632, Class CI, IO, 5s, 2038			1,276,730	69,722
Ser. 3626, Class DI, IO, 5s, 2037			760,047	24,990
Ser. 4000, Class PI, IO, 4 1/2s, 2042			2,715,208	342,931
Ser. 4019, Class GI, IO, 4 1/2s, 2041			7,607,767	942,602
Ser. 4024, Class PI, IO, 4 1/2s, 2041			6,616,835	843,646
Ser. 3747, Class HI, IO, 4 1/2s, 2037			852,342	67,876
Ser. 4090, Class BI, IO, 4s, 2042			513,369	62,729
Ser. 4098, Class PI, IO, 4s, 2042			3,704,166	598,890
Ser. 4010, Class NI, IO, 4s, 2041			2,723,600	373,950
Ser. 3738, Class MI, IO, 4s, 2034			3,769,725	141,365
Ser. 3748, Class NI, IO, 4s, 2034			3,907,375	133,476
Ser. 3736, Class QI, IO, 4s, 2034			8,819,632	240,776
Ser. 3751, Class MI, IO, 4s, 2034			8,820,707	150,128
Ser. T-57, Class 1AX, IO, 0.418s, 2043			2,001,036	24,436
Ser. 4077, Class TO, PO, zero %, 2041			1,534,488	1,311,619
Ser. 3300, PO, zero %, 2037			138,371	129,474
FRB Ser. 3326, Class WF, zero %, 2035			7,383	6,644
FRB Ser. 3030, Class EF, zero %, 2035			2,993	2,986

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036			193,363	355,645
IFB Ser. 06-8, Class HP, 23.773s, 2036			367,564	623,466
IFB Ser. 07-53, Class SP, 23.406s, 2037			269,098	436,522
IFB Ser. 08-24, Class SP, 22.489s, 2038			290,334	455,825
IFB Ser. 05-122, Class SE, 22.342s, 2035			423,976	648,285
IFB Ser. 05-83, Class QP, 16.831s, 2034			289,297	407,850
IFB Ser. 12-66, Class HS, IO, 6.484s, 2041			894,597	190,030
IFB Ser. 10-99, Class NS, IO, 6.384s, 2039			4,434,375	427,562
IFB Ser. 404, Class S13, IO, 6.184s, 2040			5,277,253	778,950
IFB Ser. 10-35, Class SG, IO, 6.184s, 2040			5,028,589	663,874
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041			1,886,000	377,087
IFB Ser. 12-113, Class SG, IO, 5.85s, 2042			2,028,000	375,646
IFB Ser. 10-46, Class WS, IO, 5.534s, 2040			3,316,795	419,309
Ser. 374, Class 6, IO, 5 1/2s, 2036			1,011,264	132,101
Ser. 398, Class C5, IO, 5s, 2039			764,686	73,257
Ser. 10-13, Class EI, IO, 5s, 2038			480,097	21,604
Ser. 378, Class 19, IO, 5s, 2035			2,422,989	266,529
Ser. 12-30, Class HI, IO, 4 1/2s, 2040			7,752,708	1,240,433
Ser. 409, Class 82, IO, 4 1/2s, 2040			5,294,139	665,804
Ser. 366, Class 22, IO, 4 1/2s, 2035			963,906	74,539
Ser. 12-75, Class AI, IO, 4 1/2s, 2027			4,138,322	430,965
Ser. 12-96, Class PI, IO, 4s, 2041			1,612,784	245,288
Ser. 406, Class 2, IO, 4s, 2041			5,062,906	564,008
Ser. 406, Class 1, IO, 4s, 2041			3,345,429	395,095
Ser. 409, Class C16, IO, 4s, 2040			5,841,074	614,558
Ser. 03-W10, Class 1, IO, 1.408s, 2043			761,175	34,669
Ser. 00-T6, IO, 0.76s, 2030			1,843,362	36,867
Ser. 99-51, Class N, PO, zero %, 2029			24,766	23,912

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.068s, 2020			2,369,718	50,357

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 5.35s, 2035			351,000	186,394

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C4, Class AJ, 5.483s, 2045			385,000	319,550

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class B, 4.965s, 2041			561,000	476,457

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 02-C3, Class H, 5.944s, 2039			540,000	534,734

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.855s, 2041			3,120,719	3,419,871
IFB Ser. 10-151, Class SL, IO, 6.482s, 2039			1,905,000	266,262
IFB Ser. 10-163, Class SI, IO, 6.409s, 2037			5,398,141	823,216
IFB Ser. 10-120, Class SB, IO, 5.982s, 2035			1,167,855	79,484
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040			317,457	48,250
IFB Ser. 10-116, Class SL, IO, 5.832s, 2039			1,330,174	178,363
IFB Ser. 10-61, Class SJ, IO, 5.829s, 2040			3,756,005	691,255
IFB Ser. 11-70, Class SM, IO, 5.669s, 2041			3,437,000	899,257
IFB Ser. 11-70, Class SH, IO, 5.669s, 2041			3,530,000	950,523
Ser. 11-18, Class PI, IO, 4 1/2s, 2040			560,162	83,968
Ser. 10-168, Class PI, IO, 4 1/2s, 2039			1,542,875	174,669
Ser. 10-158, Class IP, IO, 4 1/2s, 2039			6,693,199	751,713
Ser. 10-98, Class PI, IO, 4 1/2s, 2037			1,935,622	219,345
Ser. 11-116, Class BI, IO, 4s, 2026			5,037,731	569,112
Ser. 10-H03, Class DI, IO, 2.115s, 2060			5,983,406	628,258
Ser. 12-H02, Class AI, IO, 1.769s, 2062			4,948,705	377,339
Ser. 12-H05, Class AI, IO, 1.227s, 2062			12,631,479	671,110
Ser. 12-H04, Class FI, IO, 0.94s, 2062			11,169,487	530,551
Ser. 11-70, PO, zero %, 2041			6,666,900	5,630,939
Ser. 06-36, Class OD, PO, zero %, 2036			8,630	8,066
Ser. 99-31, Class MP, PO, zero %, 2029			67,944	64,302

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO, 1s, 2036			6,696,354	253,122

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class D, 4.986s, 2042			719,000	647,552

Greenwich Capital Commercial Funding Corp. 144A FRB Ser. 03-C2, Class G, 5.567s, 2036			1,090,000	1,105,311

GS Mortgage Securities Corp. II Ser. 05-GG4, Class AJ, 4.782s, 2039			2,872,000	2,862,817

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO, 0.925s, 2039			84,050,227	1,344,804

GSR Mortgage Loan Trust
FRB Ser. 05-AR4, Class 3A5, 2.771s, 2035			500,000	444,375
FRB Ser. 06-AR1, Class 2A4, 2.705s, 2036			950,000	700,036

Harborview Mortgage Loan Trust
FRB Ser. 05-9, Class 2A1C, 0.669s, 2035			871,161	753,989
FRB Ser. 05-8, Class 1A2B, 0.579s, 2035			932,196	223,727
FRB Ser. 05-8, Class 1A2A, 0.549s, 2035			792,367	526,924
FRB Ser. 06-7, Class 2A1A, 0.419s, 2046			3,791,642	2,692,066

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1, 0.397s, 2037			4,363,382	2,770,748

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP6, Class AJ, 5.565s, 2043			590,000	549,318
FRB Ser. 05-LDP3, Class D, 5.368s, 2042			974,000	879,035
FRB Ser. 05-LDP3, Class AJ, 5.171s, 2042			889,000	892,893
FRB Ser. 04-CBX, Class B, 5.021s, 2037			316,000	311,413
FRB Ser. 05-LDP2, Class C, 4.911s, 2042			665,000	591,906
FRB Ser. 05-LDP2, Class B, 4.882s, 2042			2,290,000	2,278,550

JPMorgan Chase Commercial Mortgage Securities Corp. 144A Ser. 07-CB20, Class X1, IO, 0.203s, 2051			51,364,977	508,308

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036			2,094,663	1,674,421

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031			1,062,915	1,062,915
Ser. 98-C4, Class J, 5.6s, 2035			379,000	404,052

LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class AJ, 5.452s, 2039			1,665,000	1,716,608

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 03-C7, Class K, 5.264s, 2037			1,040,000	1,010,880

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, PO, 0.8s, 2047			4,646,624	139,399

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO, 2.408s, 2028			65,743	82

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050			51,000	54,813
Ser. 06-C2, Class AJ, 5.802s, 2043			1,854,000	1,603,710
Ser. 05-LC1, Class AJ, 5.487s, 2044			675,000	706,219
Ser. 05-CKI1, Class AJ, 5.39s, 2037			1,385,000	1,404,390

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5, Class X, IO, 5.231s, 2049			1,719,027	127,552

Morgan Stanley Capital I
Ser. 06-HQ9, Class C, 5.842s, 2044			1,320,000	1,164,410
Ser. 06-HQ9, Class AJ, 5.793s, 2044			1,740,000	1,784,715
FRB Ser. 06-HQ8, Class B, 5.678s, 2044			2,160,000	1,851,120
Ser. 04-IQ8, Class C, 5.3s, 2040			1,680,000	1,678,320

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039			1,273,013	1,139,347

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.843s, 2043			1,196,000	1,231,880

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.988s, 2012			239	1

Residential Asset Securitization Trust Ser. 07-A1, Class A1, 6s, 2037			594,412	463,641

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018			158,000	158,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6, Class X2, IO, 1/2s, 2047			21,404,052	436,643

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046			12,971,607	478,652
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037			4,451,968	95,717
Ser. 06-AR8, Class X, IO, 0.4s, 2036			19,757,001	264,744

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 6.035s, 2045			3,655,927	694,626

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045			4,626,000	4,306,806
FRB Ser. 06-C25, Class AJ, 5.922s, 2043			735,000	713,832
FRB Ser. 05-C22, Class AJ, 5.559s, 2044			1,380,000	1,223,707
FRB Ser. 05-C20, Class B, 5.42s, 2042			2,269,000	2,202,745
Ser. 07-C34, IO, 0.53s, 2046			13,595,320	164,503

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 03-C8, Class H, 5.383s, 2035			774,000	726,144

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY6, Class 2A1, 4.948s, 2037			1,047,649	797,261
FRB Ser. 07-HY1, Class 5A1, 4.866s, 2037			2,338,492	1,812,331
FRB Ser. 07-HY3, Class 2A1, 4.853s, 2037			3,367,946	2,674,587
FRB Ser. 07-HY2, Class 1A1, 2.657s, 2036			603,483	475,526
FRB Ser. 07-HY7, Class 2A1, 2.608s, 2037			1,340,131	913,969
FRB Ser. 05-AR12, Class 1A4, 2.488s, 2035			630,000	544,950
FRB Ser. 06-AR14, Class 1A4, 2.228s, 2036			710,790	547,309
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046			535,616	455,273
FRB Ser. 06-AR1, Class 2A1C, 1.218s, 2046			2,487,523	1,256,199
FRB Ser. 06-AR9, Class 1A, 1.148s, 2046			3,356,808	2,576,350
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046			2,851,447	2,167,100
FRB Ser. 06-AR17, Class 1A, 0.968s, 2046			2,553,600	1,825,824
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047			777,772	583,329
FRB Ser. 07-OA5, Class 1A, 0.898s, 2047			3,282,124	2,478,003
FRB Ser. 06-AR19, Class 1A, 0.888s, 2047			1,130,589	796,726
FRB Ser. 05-AR13, Class A1C3, 0.707s, 2045			4,002,191	2,490,363
FRB Ser. 05-AR17, Class A1C3, 0.697s, 2045			1,187,343	534,304
FRB Ser. 05-AR15, Class A1C3, 0.697s, 2045			1,317,267	487,389
FRB Ser. 05-AR8, Class 2AC2, 0.677s, 2045			1,697,579	1,392,015
FRB Ser. 05-AR11, Class A1B2, 0.667s, 2045			1,026,124	877,336
FRB Ser. 05-AR13, Class A1B2, 0.647s, 2045			1,272,456	1,024,327
FRB Ser. 2005-AR17, Class A1B2, 0.627s, 2045			807,249	629,654
FRB Ser. 05-AR11, Class A1B3, 0.617s, 2045			1,964,880	1,679,972
FRB Ser. 05-AR8, Class 2AC3, 0.607s, 2045			605,238	496,295
FRB Ser. 05-AR2, Class 2A1B, 0.587s, 2045			1,313,150	1,129,309
FRB Ser. 05-AR1, Class A3, 0.577s, 2045			677,515	579,276
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045			2,928,779	2,416,242
FRB Ser. 05-AR6, Class 2AB3, 0.487s, 2045			574,368	493,957

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-OA3, Class 5A, 2.366s, 2047			1,666,145	1,043,007
FRB Ser. 06-AR11, Class 1A, 1.108s, 2046			2,796,690	2,181,418
FRB Ser. 07-OA1, Class A1A, 0.848s, 2047			2,512,183	1,695,724

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037			4,544,684	4,521,960
Ser. 07-12, Class A7, 5 1/2s, 2037			455,139	466,973
FRB Ser. 07-AR3, Class A2, 5.395s, 2037			520,741	459,195
FRB Ser. 06-AR1, Class 2A5, 5.36s, 2036			1,140,000	1,117,200
FRB Ser. 05-AR16, Class 4A2, 2.648s, 2035			477,410	461,894
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036			2,865,517	2,740,151
FRB Ser. 05-AR15, Class 1A8, 2.617s, 2035			1,860,000	1,668,885
FRB Ser. 06-AR17, Class A1, 2.612s, 2036			1,051,629	893,850

Total mortgage-backed securities (cost $185,080,185)				$190,811,378

CORPORATE BONDS AND NOTES (33.5%)(a)
			Principal amount	Value

Basic materials (1.6%)

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022			$95,000	$97,138

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			387,000	376,358

Celanese US Holdings, LLC company guaranty sr. unsec. notes 6 5/8s, 2018 (Germany)			360,000	394,200

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			250,000	280,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018			368,000	355,120

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)			140,000	135,800

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015 (Australia)			125,000	126,563

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			247,000	232,180

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			145,000	133,038

Grohe Holding GmbH 144A company guaranty sr. notes FRN 4.252s, 2017 (Germany)		EUR	418,000	513,586

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			$220,000	226,050

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			387,000	443,115

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)			103,000	100,940

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)			70,000	70,875

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)		EUR	231,000	276,064

LyondellBasell Industries NV sr. unsec. notes 6s, 2021 (Netherlands)			$285,000	324,900

LyondellBasell Industries NV sr. unsec. unsub. notes 5 3/4s, 2024 (Netherlands)			300,000	341,250

LyondellBasell Industries NV sr. unsec. Unsub. notes 5s, 2019 (Netherlands)			540,000	573,750

Momentive Performance Materials, Inc. company guaranty notes 9 1/2s, 2021		EUR	175,000	161,617

Momentive Performance Materials, Inc. 144A company guaranty sr. notes 10s, 2020			$26,000	26,195

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			205,000	227,038

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			306,000	307,530

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s, 2019 (Australia)			95,000	95,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020			37,000	37,740

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020			50,000	50,688

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020			170,000	185,300

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company guaranty sr. notes 9s, 2017			175,000	175,000

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN, 1.599s, 2015 (Germany)		EUR	182,000	229,431

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015 (Ireland)			$132,000	133,478

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2022			40,000	41,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2019			55,000	57,200

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			255,000	275,400

Tronox Finance, LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2020			270,000	272,700

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			44,000	21,120

				7,297,664
Capital goods (1.8%)

ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020			40,000	40,800

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016			48,000	51,420

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			453,000	497,168

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018 (Luxembourg)(PIK)		EUR	105,562	135,709

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg)(PIK)		EUR	111,858	143,803

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s, 2017 (Ireland)		EUR	190,000	259,200

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020			$398,000	441,780

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			180,000	186,300

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			46,000	48,185

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			116,000	127,310

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021			33,000	37,620

Berry Plastics Holding Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2016			230,000	238,625

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			222,000	241,980

Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 144A company guaranty sr. unsec. notes 10 1/8s, 2020			145,000	155,513

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)		EUR	60,000	84,082

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			$405,000	437,400

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			469,000	599,526

Mueller Water Products, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2020			30,000	33,900

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			365,000	339,450

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			155,000	167,013

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067 (United Kingdom)		EUR	210,000	269,731

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016 (France)		EUR	324,000	456,239

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 7/8s, 2019			$100,000	107,750

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 1/8s, 2019			185,000	195,175

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 9 7/8s, 2019			200,000	212,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 9s, 2019			110,000	112,200

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes 5 3/4s, 2020			130,000	130,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 3/4s, 2016		EUR	467,000	624,123

Ryerson, Inc. company guaranty sr. notes 12s, 2015			$428,000	441,910

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			200,000	217,500

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			195,000	213,525

Terex Corp. sr. unsec. sub. notes 8s, 2017			81,000	83,835

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			420,000	447,300

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			138,000	153,698

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			291,000	321,555

				8,253,325
Communication services (4.4%)

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			90,000	96,975

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			117,000	136,013

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			66,000	73,590

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018			33,000	36,548

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			262,000	283,615

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			162,000	173,745

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			228,000	247,665

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			206,000	219,905

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			228,000	231,990

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2017			100,000	106,750

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			469,000	464,310

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			326,000	317,850

Cricket Communications, Inc. company guaranty sr. unsec. unsub. notes 10s, 2015			500,000	526,250

Cricket Communications, Inc. company guaranty sr. unsub. notes 7 3/4s, 2016			660,000	696,300

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			90,000	97,650

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)			443,000	478,440

DISH DBS Corp. company guaranty 7 1/8s, 2016			50,000	55,250

DISH DBS Corp. company guaranty 6 5/8s, 2014			715,000	775,775

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015			161,000	181,125

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			259,000	282,310

Equinix, Inc. sr. unsec. notes 7s, 2021			175,000	196,000

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021			80,000	92,600

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			250,000	283,750

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018			787,000	885,375

Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019			277,000	296,390

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			337,000	373,228

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017 (United Kingdom)			500,000	540,000

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			189,000	204,593

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s, 2022 (Bermuda)			105,000	104,475

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			1,487,937	1,577,213

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			349,000	369,068

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s, 2018 (Germany)		EUR	140,000	191,437

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 9 3/8s, 2019			$169,000	187,590

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020			184,000	198,720

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019			50,000	53,125

Level 3 Financing, Inc. 144A company guaranty sr. unsec unsub. notes 7s, 2020			26,000	26,260

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			71,000	78,455

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			553,000	600,005

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			13,000	13,049

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			500,000	492,500

NII Capital Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			16,000	13,440

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			69,000	55,200

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			364,000	394,940

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			215,000	246,175

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018 (United Kingdom)		GBP	240,000	390,458

Qwest Corp. sr. unsec. notes 7 1/2s, 2014			$55,000	61,356

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			148,000	181,262

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			78,000	87,165

SBA Telecommunications, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/4s, 2020			70,000	73,500

Sprint Capital Corp. company guaranty 8 3/4s, 2032			42,000	43,470

Sprint Capital Corp. company guaranty 6 7/8s, 2028			57,000	52,440

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			922,000	1,025,725

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			174,000	179,220

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017			210,000	237,825

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020			156,000	162,240

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			531,000	635,873

Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)		EUR	100,000	137,206

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s, 2024 (Luxembourg)		EUR	100,000	129,629

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s, 2022 (Luxembourg)		EUR	110,000	142,062

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2022			$65,000	66,219

Unitymedia KabelBW GmbH company guaranty sr. unsec. notes Ser. REGS, 9 5/8s, 2019 (Germany)		EUR	400,000	568,799

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr. notes 7 1/2s, 2019 (Germany)		EUR	175,000	247,934

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 8 1/8s, 2017 (Germany)		EUR	276,000	381,700

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)		EUR	421,000	583,713

Virgin Media Finance PLC company guaranty sr. unsec. bonds 8 7/8s, 2019 (United Kingdom)		GBP	50,000	90,756

Wind Acquisition Finance SA 144A company guaranty sr. notes 7 3/8s, 2018 (Luxembourg)		EUR	445,000	513,725

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			$80,000	86,400

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			363,000	405,653

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			149,000	160,548

				19,600,522
Consumer cyclicals (6.0%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			35,000	38,675

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			50,000	34,000

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			566,000	462,705

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			300,000	249,000

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			212,000	238,765

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			297,000	308,880

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			97,000	99,426

Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022			105,000	110,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			360,000	404,550

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			70,000	74,813

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			98,000	98,490

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			95,000	95,475

Bon-Ton Department Stores, Inc. (The) 144A company guaranty sr. notes 10 5/8s, 2017			400,000	361,000

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			140,000	152,950

Building Materials Corp. 144A sr. notes 7s, 2020			255,000	276,675

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			105,000	112,613

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			150,000	164,250

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec. notes 10s, 2019			185,000	204,656

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			334,000	218,770

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			321,000	345,075

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			100,000	113,625

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			195,000	184,763

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2022			100,000	109,000

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021			410,000	436,650

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			60,000	66,750

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			434,410	463,733

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			180,000	160,200

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec notes 7 5/8s, 2020			222,000	217,005

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			435,000	468,713

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015			125,000	129,688

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS, 7 1/8s, 2018 (Netherlands)		EUR	351,000	482,852

Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			$349,000	339,403

DR Horton, Inc. company guaranty sr. unsec. unsub. notes 4 3/8s, 2022			100,000	99,375

FelCor Lodging LP company guaranty sr. notes 10s, 2014(R)			189,000	216,878

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			405,000	434,363

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018			520,000	567,696

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015			280,000	303,450

Gray Television, Inc. 144A company guaranty sr. unsec. notes 7 1/2s, 2020			160,000	159,200

Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)		CAD	335,000	351,547

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)			$130,000	154,285

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			241,000	261,485

Hanesbrands, Inc. sr. unsec. notes 8s, 2016			230,000	254,152

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019			245,000	267,050

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes 4 3/4s, 2023(R)			70,000	72,800

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			583,000	652,960

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			475,000	510,625

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes 8 7/8s, 2020			165,000	174,075

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016 (Denmark)		EUR	243,000	321,635

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1, 7 1/2s, 2020		EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017			$403,000	458,413

K Hovnanian Enterprises, Inc. 144A company guaranty notes 9 1/8s, 2020			65,000	65,325

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020			145,000	147,900

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			30,000	31,950

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014			120,000	134,400

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022			70,000	74,550

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016			749,000	782,705

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023			255,000	255,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017			70,000	72,275

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			210,000	238,875

Limited Brands, Inc. sr. notes 5 5/8s, 2022			105,000	112,744

Lottomatica Group SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)		EUR	455,000	574,717

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5.9s, 2016			$270,000	315,259

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			320,000	28,800

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			156,000	164,580

MGM Resorts International company guaranty sr. notes 9s, 2020			60,000	66,975

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			85,000	88,825

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			249,000	266,430

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			140,000	145,950

MGM Resorts International 144A company guaranty sr. unsec. notes 6 3/4s, 2020			155,000	155,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016			190,000	199,044

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			691,867	728,190

Navistar International Corp. sr. notes 8 1/4s, 2021			561,000	532,950

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			185,000	188,700

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)			73,000	82,308

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes 4 1/2s, 2020 (Netherlands)			112,000	111,160

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			380,000	419,900

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021			205,000	218,325

Owens Corning company guaranty sr. unsec. notes 9s, 2019			725,000	911,688

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			60,000	67,200

Penske Automotive Group, Inc. 144A company guaranty sr. sub. notes 5 3/4s, 2022			200,000	205,000

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			140,000	154,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			65,000	71,013

Polish Television Holding BV sr. notes stepped-coupon Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands)(STP)		EUR	450,000	603,306

QVC Inc. 144A sr. notes 7 1/2s, 2019			$175,000	193,639

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019			70,000	73,500

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019			75,000	80,063

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			211,000	214,165

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			226,000	233,345

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s, 2019 (Germany)		EUR	355,000	515,498

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			$200,000	215,500

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016			111,000	121,268

Sears Holdings Corp. company guaranty 6 5/8s, 2018			192,000	179,040

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022			90,000	90,225

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022			25,000	24,813

Spectrum Brands Holdings, Inc. company guaranty sr. notes 9 1/2s, 2018			502,000	566,005

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			145,000	149,713

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			42,000	45,045

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes 7 3/8s, 2016			65,000	66,138

Toys R Us Property Co., LLC company guaranty sr. notes 8 1/2s, 2017			240,000	258,600

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			311,000	338,990

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017			70,000	71,313

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			176,000	66,440

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			34,000	27,200

Travelport, LLC 144A sr. notes 6.362s, 2016(PIK)			60,000	45,600

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			164,000	117,260

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 6 3/8s, 2014		EUR	240,000	324,795

TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017			$340,000	388,450

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020			8,000	8,560

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019			265,000	272,950

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company guaranty 1st mtge. notes 7 3/4s, 2020			51,000	56,738

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			713,000	787,865

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016(PIK)			180,000	186,300

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			452,000	488,160

				26,974,557
Consumer staples (2.0%)

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		BRL	1,400,000	781,735

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			$165,000	183,150

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			65,000	70,769

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			373,000	383,727

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			256,000	296,960

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016(PIK)			153,239	167,031

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			164,000	150,880

Claire's Stores, Inc. 144A sr. notes 9s, 2019			390,000	403,650

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			250,000	286,250

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022			115,000	130,813

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 5/8s, 2023			55,000	55,825

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			354,000	378,780

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			167,000	180,360

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			160,000	180,400

Dole Food Co. 144A sr. notes 8s, 2016			123,000	128,689

EC Finance PLC company guaranty sr. bonds Ser. REGS, 9 3/4s, 2017 (United Kingdom)		EUR	211,000	286,650

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			$225,000	252,000

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018 (United Kingdom)		GBP	200,000	283,617

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018			$95,000	102,600

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	215,000	297,864

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			$83,000	82,793

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			460,000	427,800

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020			154,000	165,550

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			90,000	95,625

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			295,000	324,500

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			365,000	375,038

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			300,000	308,625

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020			300,000	307,500

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			75,000	85,125

Service Corporation International sr. notes 7s, 2019			105,000	116,025

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022			190,000	197,125

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			280,000	301,000

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2019			770,000	868,175

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			80,000	84,000

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			265,000	272,950

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020			65,000	69,875

				9,083,456
Energy (6.4%)

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021			182,000	190,645

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022			80,000	84,600

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			165,000	136,950

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			182,000	153,790

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec. notes 7s, 2022			185,000	198,875

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031			21,000	28,118

Anadarko Petroleum Corp. sr. notes 5.95s, 2016			397,000	461,540

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			66,000	55,440

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019			217,000	182,280

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 144A company guaranty sr. notes 6 5/8s, 2020			80,000	81,400

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015 (In default)(NON)			90,000	17,100

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			65,000	69,550

Aurora USA Oil & Gas Inc.. 144A sr. notes 9 7/8s, 2017			200,000	214,000

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			474,000	508,365

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			65,000	66,463

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			195,000	220,350

Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017		EUR	55,000	72,228

Chesapeake Energy Corp. company guaranty sr. unsec. notes 9 1/2s, 2015			$675,000	743,344

Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6.775s, 2019			52,000	52,130

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			300,000	330,000

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			65,000	67,925

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			116,000	120,930

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)		CAD	295,000	258,280

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)			$114,000	98,040

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			173,000	181,218

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			982,000	1,026,190

Continental Resources, Inc. company guaranty sr. unsec notes 5s, 2022			240,000	250,200

Continental Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2022			200,000	209,000

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			505,000	540,350

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A company guaranty sr. unsec. notes 7 1/8s, 2022			85,000	84,575

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			240,000	270,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			43,000	46,655

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			564,000	524,520

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			140,000	135,450

Forbes Energy Services Ltd. company guaranty sr. unsec. notes 9s, 2019			200,000	194,000

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			250,000	266,250

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)			335,000	420,244

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s, 2037 (Russia)			240,000	302,400

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)			690,000	895,406

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 8.146s, 2018 (Russia)			149,000	182,282

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 6.51s, 2022 (Russia)			207,000	243,329

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014 (Russia)			500,000	559,320

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			267,000	258,323

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017			20,000	20,800

Hiland Partners LP / Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020			105,000	109,200

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)		GBP	127,000	209,638

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			$103,000	104,545

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			55,000	55,550

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019			70,000	74,200

Laredo Petroleum, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022			85,000	91,800

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			253,000	286,523

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			104,000	95,680

Lukoil International Finance BV 144A company guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)			430,000	516,099

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			385,000	411,950

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)			85,000	90,738

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			300,000	213,000

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes 9 1/2s, 2014 (Ukraine)			335,000	337,650

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022			100,000	111,250

Northern Oil and Gas, Inc. company guaranty sr. unsec. notes 8s, 2020			215,000	221,450

Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023			140,000	148,225

Offshore Group Investment, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			410,000	453,050

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018			280,000	305,200

Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016			666,000	754,245

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			26,000	26,585

Pemex Project Funding Master Trust company guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)			380,000	476,900

Pemex Project Funding Master Trust company guaranty unsec. unsub. notes 6 5/8s, 2038 (Mexico)			75,000	94,125

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)			200,000	215,250

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			404,000	420,160

Petrobras International Finance Co. company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)			450,000	564,984

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)			202,000	253,071

Petrohawk Energy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			95,000	103,313

Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)			3,930,000	3,116,333

Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)			265,000	163,730

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)			830,000	750,088

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)			1,605,000	1,357,974

Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)			790,000	714,950

Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 8s, 2013 (Venezuela)			425,000	426,275

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s, 2019 (Mexico)			680,000	889,780

Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 5/8s, 2021			185,000	187,775

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016			250,000	252,500

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			210,000	231,000

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			100,000	105,500

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			173,000	191,165

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			535,000	551,050

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			7,000	7,210

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			795,000	834,750

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			115,000	121,325

SM Energy Co. 144A sr. notes 6 1/2s, 2023			45,000	47,363

Suburban Propane Partners LP/Suburban Energy Finance Corp. 144A sr. unsec. notes 7 3/8s, 2021			179,000	191,083

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			80,000	82,800

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021			140,000	144,550

Williams Cos., Inc. (The) notes 7 3/4s, 2031			69,000	88,258

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021			102,000	133,736

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017			240,000	259,200

				28,615,631
Financials (5.5%)

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			152,000	142,880

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			215,000	219,838

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			195,000	210,909

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015			405,000	448,538

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			790,000	906,525

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN 2.618s, 2014			31,000	30,613

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068			185,000	226,394

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)		BRL	318,000	179,608

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)			$240,000	259,200

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)			1,055,000	1,118,620

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			223,000	224,115

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			82,000	89,585

CIT Group, Inc. sr. unsec. notes 5s, 2022			215,000	223,687

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020			175,000	189,438

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017			140,000	149,450

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			275,000	312,125

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			215,000	232,738

CNO Financial Group, Inc. 144A company guaranty sr. notes 9s, 2018			80,000	93,400

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019			230,000	224,250

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031			250,000	225,313

Dresdner Funding Trust I 144A bonds 8.151s, 2031			336,000	302,820

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, perpetual maturity (Jersey)			233,000	179,993

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub. bonds FRB 5.13s, perpetual maturity (Jersey)		EUR	208,000	254,936

Hub International Ltd. 144A company guaranty sr. notes 8 1/8s, 2018			$85,000	86,700

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			525,000	563,063

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			70,000	75,425

International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022			255,000	263,288

International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015			99,000	102,465

JPMorgan Chase & Co. 144A sr. unsec. notes FRN 6.46s, 2017			500,000	634,650

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097			375,000	388,119

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021(R)			102,000	111,180

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			145,000	155,875

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			103,000	115,103

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020			55,000	54,725

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017			130,000	129,025

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			140,000	160,650

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019			165,000	176,756

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s, perpetual maturity (United Kingdom)			300,000	187,500

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN, 7.64s, 2049 (United Kingdom)			300,000	252,026

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes 7 1/8s, 2014 (Russia)			1,295,000	1,370,240

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec. notes 5.298s, 2017 (Russia)			900,000	949,020

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Luxembourg)			250,000	274,684

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Luxembourg)			650,000	682,500

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017			345,000	293,250

State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)			215,000	223,482

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN, 7.152s, perpetual maturity (Jersey)		EUR	200,000	259,398

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, perpetual maturity (Jersey)		EUR	133,000	153,168

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)			$250,000	240,988

Vnesheconombank Via VEB Finance PLC 144A bank guaranty, sr. unsec. unsub. bonds 6.8s, 2025 (Russia)			600,000	705,054

VTB Bank OJSC 144A jr. sub. notes FRN 9 1/2s, 2049 (Russia)			1,000,000	996,765

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)			400,000	425,160

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)			3,746,000	4,031,820

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)			3,040,000	3,231,216

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes 6.609s, 2012 (Russia)			845,000	848,050

				24,586,320
Health care (1.9%)

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			193,000	204,580

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)		EUR	156,000	208,803

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020			$285,000	295,331

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			225,000	239,906

Capsugel FinanceCo SCA 144A company guaranty sr. unsec. notes 9 7/8s, 2019		EUR	260,000	375,002

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017(PIK)			$260,000	250,900

CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018			205,000	212,688

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019			285,000	312,788

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020			140,000	149,100

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)		EUR	100,000	138,632

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)			$614,000	666,190

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			291,000	308,460

Endo Health Solutions, Inc. company guaranty sr. unsec. notes 7s, 2019			170,000	183,175

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			205,000	218,325

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015			225,000	259,313

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			295,000	325,975

HCA, Inc. sr. notes 6 1/2s, 2020			831,000	922,410

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			74,000	83,620

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			420,000	438,900

Hologic, Inc. 144A company guaranty sr. unsec. notes 6 1/4s, 2020			60,000	63,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019			410,000	391,550

Kinetics Concepts 144A company guaranty sr. unsec. notes 12 1/2s, 2019			250,000	235,000

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			205,000	226,525

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			152,000	167,960

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2020			65,000	65,325

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			335,000	345,050

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015			175,770	176,649

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			215,000	231,125

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			120,000	138,600

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018			255,000	280,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			296,000	334,480

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			40,000	42,100

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			100,000	105,250

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			40,000	42,600

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			9,000	6,300

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)			40,000	40,800

				8,687,512
Technology (1.4%)

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			342,000	347,130

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022			35,000	33,775

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			148,000	131,350

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			318,000	295,740

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			166,000	165,170

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			351,000	345,735

Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019			106,000	111,830

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			145,000	162,038

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			95,000	104,025

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021			355,000	367,869

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			460,052	470,978

First Data Corp. company guaranty sr. unsec. sub. notes 11 1/4s, 2016			117,000	113,490

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			279,000	278,303

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020			105,000	114,450

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			135,000	139,219

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			51,000	55,208

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			501,000	551,100

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019			70,000	77,700

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020			440,000	467,500

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021			155,000	171,663

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes 9 3/4s, 2018 (Netherlands)			406,000	466,900

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			256,000	282,880

SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 10 1/4s, 2015			480,000	492,000

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			203,000	220,255

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			257,000	276,275

Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)		EUR	230,000	308,306

				6,550,889
Transportation (0.3%)

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018 (Luxembourg)		CHF	668,000	749,325

Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018			$277,000	304,008

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			310,000	335,575

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			149,000	99,830

				1,488,738
Utilities and power (2.2%)

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			720,000	831,600

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021			180,000	205,200

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			225,000	247,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017			595,000	635,163

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			290,000	339,627

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default)(NON)			555,000	313,575

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			109,000	56,680

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			48,000	26,400

Edison Mission Energy sr. unsec. notes 7.2s, 2019			109,000	56,135

Edison Mission Energy sr. unsec. notes 7s, 2017			17,000	8,798

El Paso Corp. sr. unsec. notes 7s, 2017			285,000	327,039

El Paso Natural Gas Co. debs. 8 5/8s, 2022			345,000	464,908

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			1,050,000	1,157,625

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			331,000	372,375

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			402,000	456,270

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes 6 7/8s, 2019			95,000	101,650

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes 9 3/8s, 2020			340,000	370,600

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022			70,000	71,400

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			381,000	422,910

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			65,000	73,775

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			95,000	105,688

Majapahit Holding BV 144A company guaranty sr. unsec. notes 8s, 2019 (Indonesia)			300,000	378,750

Majapahit Holding BV 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)			845,000	1,058,320

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019			100,000	114,000

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			800,000	870,000

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			150,000	173,334

Regency Energy Partners company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			155,000	156,163

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028			65,000	86,843

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			119,000	93,118

Vattenfall AB jr. unsec. sub. bonds FRB 5 1/4s, perpetual maturity (Sweden)		EUR	156,000	210,160

				9,785,606

Total corporate bonds and notes (cost $144,185,882)				$150,924,220

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (16.2%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038			$715,368	$810,322
3s, TBA, October 1, 2042			1,000,000	1,071,250

				1,881,572
U.S. Government Agency Mortgage Obligations (15.8%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates 3s, TBA, October 1, 2042			9,000,000	9,487,969

Federal National Mortgage Association Pass-Through Certificates
5s, February 1, 2037			110,179	119,996
4 1/2s, August 1, 2039			358,347	387,169
3s, TBA, November 1, 2042			20,000,000	21,057,812
3s, TBA, October 1, 2042			38,000,000	40,110,782

				71,163,728

Total U.S. government and agency mortgage obligations (cost $71,398,955)				$73,045,300

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.2%)(a)
			Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017			$2,360,000	$2,006,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013			461,000	458,695

Argentina (Republic of) sr. unsec. bonds FRB 0.739s, 2013			2,362,000	288,164

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015			6,666,000	6,082,725

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033			1,066,934	840,210

Brazil (Federal Republic of) unsec. notes 10s, 2017			1,350	704,571

Brazil (Federal Republic of) unsub. notes 10s, 2014			1,080	558,887

Chile (Republic of) notes 5 1/2s, 2020		CLP	235,500,000	529,261

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021			$360,000	399,294

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017			310,000	334,136

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s, 2013 (India)		INR	31,500,000	578,634

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017			$930,000	1,089,356

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019			755,000	1,150,069

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038			550,000	819,500

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014			280,000	299,928

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037			575,000	756,631

International Bank for Reconstruction & Development sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014		RUB	13,350,000	415,949

Iraq (Republic of) 144A bonds 5.8s, 2028			$695,000	642,180

Ireland (Republic of) unsec. bonds 5 1/2s, 2017		EUR	570,000	789,729

Peru (Republic of) bonds 6.95s, 2031		PEN	3,110,000	1,432,564

Portugal (Republic of) sr. unsec. bonds 4.35s, 2017		EUR	570,000	649,159

Russia (Federation of) 144A sr. notes 5 5/8s, 2042			$1,200,000	1,408,224

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017			200,000	209,518

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030			1,385,868	1,735,800

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017		EUR	570,000	749,596

Sri Lanka (Republic of) 144A notes 7.4s, 2015			$240,000	262,049

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017			1,230,000	1,477,845

Turkey (Republic of) unsec. bonds 6s, 2041			975,000	1,126,915

Turkey (Republic of) unsec. notes 6 3/4s, 2040			270,000	341,069

Ukraine (Government of ) Financing of Infrastructural Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017			275,000	253,000

Ukraine (Government of) 144A bonds 7 3/4s, 2020			655,000	647,605

Ukraine (Government of) 144A notes 9 1/4s, 2017			1,150,000	1,205,347

Ukraine (Government of) 144A sr. unsec. bonds 7.95s, 2014			400,000	400,982

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021			710,000	707,962

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013			2,280,000	2,294,820

United Mexican States sr. unsec. notes 5 3/4s, 2110			220,000	262,900

Venezuela (Republic of) sr. unsec. bonds 7s, 2038			265,000	188,964

Venezuela (Republic of) unsec. notes 10 3/4s, 2013			1,410,000	1,452,526

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018			1,215,000	1,298,932

Total foreign government and agency bonds and notes (cost $34,670,348)				$36,849,696

PURCHASED OPTIONS OUTSTANDING (5.2%)(a)
	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085		$790,000	$27,713

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.75		13,213,000	180,754

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.75		13,213,000	159,085

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.74		11,199,250	2,034,030

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.74		11,199,250	204,207

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/4.28		27,825,000	4,115,318

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	Aug-16/4.28		27,825,000	673,309

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.67		24,874,000	4,392,748

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	Jul-16/4.67		24,874,000	477,879

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193		8,642,000	390,964

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27		4,491,000	220,239

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375		790,000	29,799

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475		4,491,000	216,556

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125		790,000	28,590

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225		4,491,000	214,670

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.(E)	Sep-16/3.49		763,244	72,246

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.(E)	Sep-16/3.49		763,244	30,957

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17		7,507,000	722,361

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17		7,507,000	83,801

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.72		17,832,000	2,178,054

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.72		17,832,000	136,504

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.705		16,771,000	2,043,010

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.705		16,771,000	127,761

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625		3,324,000	62,325

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855		3,324,000	59,666

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325		1,257,000	67,689

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325		1,257,000	1,936

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675		4,491,000	258,637

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825		4,273,000	285,052

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825		4,273,000	54,267

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845		3,324,000	55,378

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835		3,324,000	50,691

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305		1,257,000	66,847

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305		1,257,000	566

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375		4,491,000	256,077

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82		3,324,000	45,605

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175		4,491,000	253,742

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28		1,257,000	66,583

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28		1,257,000	13

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17		7,507,000	722,361

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.(E)	Aug-16/4.17		7,507,000	83,801

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/5.11		14,899,000	96,888

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.705		16,771,000	2,043,009

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	May-16/4.705		16,771,000	127,761

Total purchased options outstanding (cost $23,846,964)				$23,419,449

SENIOR LOANS (1.9%)(a)(c)
			Principal amount	Value

Basic materials (0.1%)

Momentive Performance Materials, Inc. bank term loan FRN Ser. B1, 3 3/4s, 2015			$95,926	$92,329

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017			118,200	117,166

				209,495
Capital goods (—%)

SRAM Corp. bank term loan FRN 8 1/2s, 2018			80,000	81,200

				81,200
Communication services (0.2%)

Charter Communications Operating, LLC bank term loan FRN Ser. C, 3.49s, 2016			444,870	444,870

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)			375,000	371,531

				816,401
Consumer cyclicals (0.9%)

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B1, 5 1/2s, 2017			36,835	37,223

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.467s, 2018			973,641	883,232

Clear Channel Communications, Inc. bank term loan FRN Ser. B, 3.882s, 2016			578,484	471,916

Compucom Systems, Inc. bank term loan FRN 3.74s, 2014			63,810	63,491

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.24s, 2014(PIK)			72,837	69,414

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.24s, 2014(PIK)			41,460	39,512

Goodman Global, Inc. bank term loan FRN 9s, 2017			161,636	162,849

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016			245,434	245,609

Motor City Casino bank term loan FRN 6s, 2017			318,877	320,870

National Bedding Company, LLC bank term loan FRN Ser. B, 4s, 2013			40,001	39,926

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017			95,000	96,306

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018			215,000	215,904

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014			354,694	211,803

Realogy Corp. bank term loan FRN Ser. B, 4.478s, 2016			470,436	463,870

Servicemaster Co. bank term loan FRN 4.48s, 2017			93,880	94,173

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014			284,709	269,920

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default)(NON)			399,187	301,160

Univision Communications, Inc. bank term loan FRN 4.482s, 2017			204,939	202,719

				4,189,897
Consumer staples (0.2%)

Claire's Stores, Inc. bank term loan FRN 3.056s, 2014			28,786	28,703

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018			148,608	148,174

Landry's, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017			459,275	465,016

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017			326,700	327,568

Rite Aid Corp. bank term loan FRN Ser. B, 1.98s, 2014			75,221	74,460

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016			30,955	31,148

				1,075,069
Energy (0.1%)

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017			210,000	210,525

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016			188,667	180,944

				391,469
Financials (0.1%)

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017			89,476	90,259

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017			230,000	224,998

				315,257
Health care (0.2%)

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015			297,937	297,937

Emergency Medical Services Corp. bank term loan FRN Ser. B, 5 1/4s, 2018			207,448	208,053

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017			175,195	175,414

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017(PIK)			80,000	80,600

				762,004
Technology (—%)

First Data Corp. bank term loan FRN 5.217s, 2017			12,896	12,638

First Data Corp. bank term loan FRN 4.217s, 2018			121,183	115,578

				128,216
Utilities and power (0.1%)

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.757s, 2017			645,637	443,169

				443,169

Total senior loans (cost $8,717,740)				$8,412,177

ASSET-BACKED SECURITIES (0.4%)(a)
			Principal amount	Value

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3, Class M6, 5.092s, 2034			$34,783	$12,140

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038			422,969	17,342

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.333s, 2043		GBP	328,968	449,409
FRB Ser. 03-2, Class 2C1, 3.01s, 2043		EUR	880,000	956,694

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021			$5,004	4,901

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB Ser. 05-2A, Class E, 2.217s, 2030 (Cayman Islands)			308,936	154,468

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3, 3.417s, 2034			37,486	13,228

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			448,607	44,861

Total asset-backed securities (cost $1,759,361)				$1,653,043

CONVERTIBLE BONDS AND NOTES (0.2%)(a)
			Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$205,000	$201,925

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			186,000	257,610

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026(STP)			373,000	333,602

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			90,000	79,819

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			195,000	203,897

Total convertible bonds and notes (cost $1,084,662)				$1,076,853

PREFERRED STOCKS (0.2%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			163	$152,481

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			16,715	419,714

M/I Homes, Inc. $2.438 pfd.(NON)			5,620	114,704

Total preferred stocks (cost $588,340)				$686,899

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
			Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.			5,293	$198,653

Lucent Technologies Capital Trust I 7.75% cv. pfd.			236	136,290

United Technologies Corp. $3.75 cv. pfd.(NON)			2,800	157,080

Total convertible preferred stocks (cost $636,225)				$492,023

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$1,083

Smurfit Kappa Group PLC 144A (Ireland)(F)	10/1/13	EUR 0.001	422	22,092

Total warrants (cost $16,076)				$23,175

COMMON STOCKS (—%)(a)
			Shares	Value

HealthSouth Corp.(NON)			214	$5,149

Magellan Health Services, Inc.(NON)			140	7,225

Trump Entertainment Resorts, Inc.(NON)			71	284

Vertis Holdings, Inc.(NON)(F)			521	5

Total common stocks (cost $15,111)				$12,663

SHORT-TERM INVESTMENTS (14.5%)(a)
			Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)			4,466,486	$4,466,486

SSgA Prime Money Market Fund 0.14%(P)			1,510,976	1,510,976

Straight-A Funding, LLC commercial paper with an effective yield of 0.178%, October 2, 2012			$13,000,000	12,999,935

U.S. Treasury Bills with effective yields ranging from 0.087% to 0.102%, October 18, 2012(SEGSF)			24,226,000	24,224,980

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.105%, November 15, 2012(SEG)(SEGSF)			21,928,000	21,925,193

Total short-term investments (cost $65,127,570)				$65,127,570

TOTAL INVESTMENTS

Total investments (cost $537,127,419)(b)				$552,534,446

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $274,271,803) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Euro	Buy	10/17/12	$39,714	$39,893	$(179)
	Euro	Sell	10/17/12	39,714	38,900	(814)
	Japanese Yen	Buy	10/17/12	311,325	309,786	1,539
	Japanese Yen	Sell	10/17/12	311,325	310,595	(730)
	Swedish Krona	Buy	10/17/12	249,951	244,079	5,872
	Swedish Krona	Sell	10/17/12	249,951	249,820	(131)
	Swiss Franc	Buy	10/17/12	3,874,209	3,809,120	65,089
Barclays Bank PLC
	Australian Dollar	Buy	10/17/12	3,470,967	3,431,721	39,246
	Australian Dollar	Sell	10/17/12	3,470,967	3,464,623	(6,344)
	Brazilian Real	Sell	10/17/12	119,978	128,818	8,840
	British Pound	Sell	10/17/12	1,378,331	1,350,180	(28,151)
	Canadian Dollar	Sell	10/17/12	1,354,951	1,351,680	(3,271)
	Chilean Peso	Sell	10/17/12	433,909	443,711	9,802
	Czech Koruna	Buy	10/17/12	2,061,826	2,095,492	(33,666)
	Czech Koruna	Sell	10/17/12	2,061,826	2,050,140	(11,686)
	Euro	Sell	10/17/12	4,108,008	3,868,820	(239,188)
	Hungarian Forint	Buy	10/17/12	497,362	484,745	12,617
	Hungarian Forint	Sell	10/17/12	497,362	503,397	6,035
	Japanese Yen	Sell	10/17/12	3,167,860	3,155,805	(12,055)
	Malaysian Ringgit	Buy	10/17/12	1,667	9,195	(7,528)
	Mexican Peso	Buy	10/17/12	53,208	64,625	(11,417)
	New Zealand Dollar	Sell	10/17/12	1,107,935	1,068,680	(39,255)
	Norwegian Krone	Buy	10/17/12	813,198	769,123	44,075
	Polish Zloty	Buy	10/17/12	287,421	368,691	(81,270)
	Singapore Dollar	Sell	10/17/12	597,283	581,990	(15,293)
	South African Rand	Sell	10/17/12	360,891	362,447	1,556
	South Korean Won	Buy	10/17/12	1,656,709	1,609,807	46,902
	Swedish Krona	Buy	10/17/12	2,647,877	2,586,013	61,864
	Swedish Krona	Sell	10/17/12	2,647,877	2,583,563	(64,314)
	Swiss Franc	Sell	10/17/12	2,887,869	2,841,235	(46,634)
	Taiwan Dollar	Buy	10/17/12	2,154,323	2,143,461	10,862
	Taiwan Dollar	Sell	10/17/12	2,154,323	2,118,520	(35,803)
	Turkish Lira	Buy	10/17/12	852,327	846,705	5,622
Citibank, N.A.
	Australian Dollar	Buy	10/17/12	6,151,868	6,041,129	110,739
	Brazilian Real	Sell	10/17/12	696,830	698,189	1,359
	British Pound	Sell	10/17/12	2,308,897	2,271,680	(37,217)
	Canadian Dollar	Buy	10/17/12	1,806,330	1,793,791	12,539
	Czech Koruna	Buy	10/17/12	1,577,424	1,596,452	(19,028)
	Czech Koruna	Sell	10/17/12	1,577,424	1,571,037	(6,387)
	Euro	Sell	10/17/12	5,244,930	5,149,377	(95,553)
	Japanese Yen	Sell	10/17/12	698,187	689,345	(8,842)
	Mexican Peso	Buy	10/17/12	32,178	31,562	616
	Mexican Peso	Sell	10/17/12	32,178	31,981	(197)
	Singapore Dollar	Buy	10/17/12	1,353,542	1,350,009	3,533
	Singapore Dollar	Sell	10/17/12	1,353,542	1,332,913	(20,629)
	South Korean Won	Buy	10/17/12	45,513	33,196	12,317
	Taiwan Dollar	Sell	10/17/12	390,823	374,073	(16,750)
	Turkish Lira	Buy	10/17/12	1,527,825	1,506,450	21,375
Credit Suisse AG
	Australian Dollar	Buy	10/17/12	498,531	435,993	62,538
	Brazilian Real	Sell	10/17/12	364,317	372,591	8,274
	British Pound	Buy	10/17/12	4,025,675	4,015,217	10,458
	British Pound	Sell	10/17/12	4,025,675	4,012,708	(12,967)
	Canadian Dollar	Buy	10/17/12	4,881	9,800	(4,919)
	Chilean Peso	Buy	10/17/12	202,967	190,250	12,717
	Czech Koruna	Buy	10/17/12	2,289,108	2,323,597	(34,489)
	Czech Koruna	Sell	10/17/12	2,289,108	2,293,058	3,950
	Euro	Sell	10/17/12	3,255,251	3,099,133	(156,118)
	Hungarian Forint	Buy	10/17/12	706,814	694,497	12,317
	Hungarian Forint	Sell	10/17/12	706,814	689,501	(17,313)
	Japanese Yen	Buy	10/17/12	5,814,172	5,791,341	22,831
	Malaysian Ringgit	Buy	10/17/12	531,743	521,122	10,621
	Malaysian Ringgit	Sell	10/17/12	531,743	530,259	(1,484)
	Mexican Peso	Buy	10/17/12	703,861	710,514	(6,653)
	New Zealand Dollar	Sell	10/17/12	876,842	841,170	(35,672)
	Norwegian Krone	Buy	10/17/12	486,125	433,906	52,219
	Philippines Peso	Buy	10/17/12	1,069,360	1,062,264	7,096
	Polish Zloty	Buy	10/17/12	683,515	706,185	(22,670)
	Singapore Dollar	Buy	10/17/12	1,685,756	1,679,805	5,951
	Singapore Dollar	Sell	10/17/12	1,685,756	1,664,659	(21,097)
	South African Rand	Sell	10/17/12	580,465	587,970	7,505
	South Korean Won	Buy	10/17/12	1,181,934	1,155,498	26,436
	South Korean Won	Sell	10/17/12	1,181,934	1,172,576	(9,358)
	Swedish Krona	Sell	10/17/12	250,271	225,574	(24,697)
	Swiss Franc	Sell	10/17/12	713,858	702,599	(11,259)
	Taiwan Dollar	Sell	10/17/12	638,491	619,471	(19,020)
	Turkish Lira	Buy	10/17/12	850,717	839,437	11,280
Deutsche Bank AG
	Australian Dollar	Buy	10/17/12	67,445	23,273	44,172
	Brazilian Real	Sell	10/17/12	342,507	351,812	9,305
	British Pound	Sell	10/17/12	541,741	519,155	(22,586)
	Canadian Dollar	Buy	10/17/12	44,741	32,020	12,721
	Czech Koruna	Buy	10/17/12	1,373,206	1,407,592	(34,386)
	Czech Koruna	Sell	10/17/12	1,373,206	1,369,310	(3,896)
	Euro	Sell	10/17/12	4,516,071	4,385,050	(131,021)
	Japanese Yen	Buy	10/17/12	2,330,170	2,335,900	(5,730)
	Japanese Yen	Sell	10/17/12	2,330,170	2,329,912	(258)
	Mexican Peso	Buy	10/17/12	1,737	9,666	(7,929)
	Norwegian Krone	Buy	10/17/12	1,178,180	1,150,971	27,209
	Polish Zloty	Buy	10/17/12	535,022	595,511	(60,489)
	Singapore Dollar	Sell	10/17/12	282,345	268,705	(13,640)
	South Korean Won	Buy	10/17/12	501,155	481,285	19,870
	Swedish Krona	Buy	10/17/12	1,318,856	1,283,359	35,497
	Swiss Franc	Sell	10/17/12	164,851	162,186	(2,665)
	Turkish Lira	Buy	10/17/12	877,143	854,489	22,654
Goldman Sachs International
	Czech Koruna	Buy	10/17/12	70,640	70,668	(28)
	Czech Koruna	Sell	10/17/12	70,640	71,942	1,302
	Euro	Buy	10/17/12	104,875	102,809	2,066
	Euro	Sell	10/17/12	104,875	106,447	1,572
	Japanese Yen	Sell	10/17/12	1	579	578
	Singapore Dollar	Sell	10/17/12	37,890	19,241	(18,649)
	Swedish Krona	Buy	10/17/12	96,490	94,261	2,229
	Swedish Krona	Sell	10/17/12	96,490	96,438	(52)
	Turkish Lira	Buy	10/17/12	178,050	174,723	3,327
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	4,761	1,276	3,485
	British Pound	Sell	10/17/12	1,121,726	1,107,736	(13,990)
	Canadian Dollar	Buy	10/17/12	2,599,676	2,609,554	(9,878)
	Canadian Dollar	Sell	10/17/12	2,599,676	2,603,003	3,327
	Czech Koruna	Buy	10/17/12	1,361,679	1,377,436	(15,757)
	Czech Koruna	Sell	10/17/12	1,361,679	1,361,411	(268)
	Euro	Sell	10/17/12	2,728,947	2,580,079	(148,868)
	Indian Rupee	Sell	10/17/12	235,950	174,033	(61,917)
	Japanese Yen	Buy	10/17/12	2,589,511	2,576,461	13,050
	Norwegian Krone	Buy	10/17/12	2,351,860	2,322,308	29,552
	Russian Ruble	Buy	10/17/12	690,730	705,708	(14,978)
	Singapore Dollar	Buy	10/17/12	1,353,542	1,349,921	3,621
	Singapore Dollar	Sell	10/17/12	1,353,542	1,333,384	(20,158)
	South Korean Won	Buy	10/17/12	1,049,988	1,034,337	15,651
	South Korean Won	Sell	10/17/12	1,049,988	1,038,520	(11,468)
	Swiss Franc	Buy	10/17/12	2,370,131	2,331,286	38,845
	Turkish Lira	Buy	10/17/12	942,822	913,901	28,921
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	10/17/12	5,074,825	4,932,140	142,685
	Brazilian Real	Sell	10/17/12	359,197	364,048	4,851
	British Pound	Sell	10/17/12	1,148,394	1,117,142	(31,252)
	Canadian Dollar	Sell	10/17/12	1,542,864	1,547,496	4,632
	Chilean Peso	Sell	10/17/12	311,643	316,335	4,692
	Czech Koruna	Buy	10/17/12	2,511,953	2,552,372	(40,419)
	Czech Koruna	Sell	10/17/12	2,511,953	2,498,157	(13,796)
	Euro	Sell	10/17/12	1,545,885	1,413,943	(131,942)
	Hungarian Forint	Buy	10/17/12	706,814	701,161	5,653
	Hungarian Forint	Sell	10/17/12	706,814	689,577	(17,237)
	Japanese Yen	Sell	10/17/12	1,627,616	1,624,159	(3,457)
	Mexican Peso	Buy	10/17/12	49,011	48,088	923
	Mexican Peso	Sell	10/17/12	49,011	49,265	254
	New Zealand Dollar	Sell	10/17/12	1,048,650	1,039,230	(9,420)
	Norwegian Krone	Buy	10/17/12	188,344	179,710	8,634
	Peruvian New Sol	Sell	10/17/12	1,297,531	1,287,595	(9,936)
	Polish Zloty	Buy	10/17/12	366,278	400,345	(34,067)
	Russian Ruble	Buy	10/17/12	242,180	273,692	(31,512)
	Singapore Dollar	Sell	10/17/12	549,207	525,008	(24,199)
	South African Rand	Sell	10/17/12	145,560	141,569	(3,991)
	South Korean Won	Buy	10/17/12	698,734	692,547	6,187
	South Korean Won	Sell	10/17/12	698,734	691,454	(7,280)
	Swedish Krona	Buy	10/17/12	86,249	85,547	702
	Swedish Krona	Sell	10/17/12	86,249	84,289	(1,960)
	Taiwan Dollar	Sell	10/17/12	597,045	572,283	(24,762)
	Turkish Lira	Buy	10/17/12	108,650	95,324	13,326
Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	10/17/12	127,818	127,313	505
	Canadian Dollar	Sell	10/17/12	127,818	127,759	(59)
	Czech Koruna	Buy	10/17/12	61,230	61,109	121
	Czech Koruna	Sell	10/17/12	61,230	62,357	1,127
	Euro	Buy	10/17/12	7,069	6,919	150
	Japanese Yen	Sell	10/17/12	11,990	11,618	(372)
	Mexican Peso	Buy	10/17/12	57,529	57,750	(221)
	Mexican Peso	Sell	10/17/12	57,529	56,430	(1,099)
	Singapore Dollar	Buy	10/17/12	1,025,404	1,027,359	(1,955)
	Singapore Dollar	Sell	10/17/12	1,025,404	1,009,531	(15,873)
	South Korean Won	Buy	10/17/12	33,142	32,350	792
	South Korean Won	Sell	10/17/12	33,142	32,847	(295)
	Taiwan Dollar	Buy	10/17/12	217,804	216,791	1,013
	Taiwan Dollar	Sell	10/17/12	217,804	213,814	(3,990)
	Turkish Lira	Buy	10/17/12	697,151	687,291	9,860
	Turkish Lira	Sell	10/17/12	697,151	686,156	(10,995)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/12	581,309	558,333	22,976
	Brazilian Real	Sell	10/17/12	341,227	344,898	3,671
	British Pound	Sell	10/17/12	1,359,277	1,338,844	(20,433)
	Canadian Dollar	Sell	10/17/12	1,762,809	1,767,115	4,306
	Chilean Peso	Buy	10/17/12	34,398	31,336	3,062
	Czech Koruna	Buy	10/17/12	1,659,152	1,700,562	(41,410)
	Czech Koruna	Sell	10/17/12	1,659,152	1,650,895	(8,257)
	Euro	Sell	10/17/12	2,524,079	2,453,398	(70,681)
	Hungarian Forint	Buy	10/17/12	706,814	689,528	17,286
	Hungarian Forint	Sell	10/17/12	706,814	689,541	(17,273)
	Japanese Yen	Sell	10/17/12	3,015,039	3,005,386	(9,653)
	Mexican Peso	Buy	10/17/12	289,740	302,146	(12,406)
	New Zealand Dollar	Sell	10/17/12	711,327	682,168	(29,159)
	Norwegian Krone	Buy	10/17/12	1,940,803	1,904,491	36,312
	Polish Zloty	Buy	10/17/12	200,991	262,857	(61,866)
	Singapore Dollar	Sell	10/17/12	354,540	343,194	(11,346)
	South African Rand	Buy	10/17/12	675,475	668,256	7,219
	South African Rand	Sell	10/17/12	675,475	683,123	7,648
	South Korean Won	Buy	10/17/12	71,174	57,179	13,995
	Swedish Krona	Buy	10/17/12	4,221,174	4,162,430	58,744
	Swedish Krona	Sell	10/17/12	4,221,174	4,160,220	(60,954)
	Swiss Franc	Buy	10/17/12	1,642,021	1,615,871	26,150
	Taiwan Dollar	Sell	10/17/12	835,837	809,256	(26,581)
	Thai Baht	Buy	10/17/12	1,061,316	1,045,242	16,074
	Turkish Lira	Buy	10/17/12	422,055	398,587	23,468
UBS AG
	Australian Dollar	Buy	10/17/12	437,925	410,335	27,590
	British Pound	Buy	10/17/12	5,819,637	5,773,679	45,958
	British Pound	Sell	10/17/12	5,819,637	5,796,993	(22,644)
	Canadian Dollar	Buy	10/17/12	3,561,513	3,560,328	1,185
	Canadian Dollar	Sell	10/17/12	3,561,513	3,549,176	(12,337)
	Czech Koruna	Buy	10/17/12	1,726,153	1,748,616	(22,463)
	Czech Koruna	Sell	10/17/12	1,726,153	1,735,475	9,322
	Euro	Sell	10/17/12	1,360,682	1,325,894	(34,788)
	Hungarian Forint	Buy	10/17/12	687,869	679,843	8,026
	Hungarian Forint	Sell	10/17/12	687,869	692,603	4,734
	Indian Rupee	Sell	10/17/12	344,665	281,510	(63,155)
	Japanese Yen	Sell	10/17/12	1,753,182	1,749,183	(3,999)
	Mexican Peso	Buy	10/17/12	348,091	358,434	(10,343)
	New Zealand Dollar	Sell	10/17/12	1,048,816	1,039,399	(9,417)
	Norwegian Krone	Buy	10/17/12	1,580,671	1,559,361	21,310
	Philippines Peso	Buy	10/17/12	1,069,363	1,062,621	6,742
	Russian Ruble	Buy	10/17/12	690,730	705,731	(15,001)
	Singapore Dollar	Sell	10/17/12	997,455	972,453	(25,002)
	South African Rand	Sell	10/17/12	237,716	256,736	19,020
	Swedish Krona	Buy	10/17/12	2,093,240	2,097,165	(3,925)
	Swedish Krona	Sell	10/17/12	2,093,240	2,063,057	(30,183)
	Swiss Franc	Sell	10/17/12	4,238,264	4,169,326	(68,938)
	Taiwan Dollar	Buy	10/17/12	2,154,330	2,142,917	11,413
	Taiwan Dollar	Sell	10/17/12	2,154,330	2,116,370	(37,960)
	Thai Baht	Buy	10/17/12	1,061,316	1,045,125	16,191
	Turkish Lira	Buy	10/17/12	758,610	740,416	18,194
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/12	2,171,491	2,117,713	53,778
	British Pound	Sell	10/17/12	2,298,402	2,258,238	(40,164)
	Canadian Dollar	Buy	10/17/12	2,403,627	2,426,776	(23,149)
	Canadian Dollar	Sell	10/17/12	2,403,627	2,419,018	15,391
	Euro	Sell	10/17/12	2,982,203	2,855,014	(127,189)
	Japanese Yen	Sell	10/17/12	2,586,651	2,576,428	(10,223)
	Mexican Peso	Buy	10/17/12	378,158	384,270	(6,112)
	Norwegian Krone	Buy	10/17/12	919,251	906,841	12,410
	Swedish Krona	Buy	10/17/12	88,942	86,898	2,044
	Swedish Krona	Sell	10/17/12	88,942	88,218	(724)

Total						$(1,400,611)

FUTURES CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 3 yr (Short)	60	$6,878,137	Dec-12	$(37,207)
Australian Government Treasury Bond 10 yr (Short)	2	263,251	Dec-12	(5,114)
Canadian Government Bond 10 yr (Long)	36	5,027,037	Dec-12	44,144
Euro-Bobl 5 yr (Short)	108	17,443,933	Dec-12	22,736
Euro-Bund 10 yr (Short)	205	37,347,208	Dec-12	121,962
Euro-Swiss Franc 3 Month (Short)	50	13,292,132	Dec-12	(193,713)
Japanese Government Bond 10 yr (Short)	3	5,542,927	Dec-12	(19,623)
Japanese Government Bond 10 yr Mini (Long)	15	2,772,424	Dec-12	11,263
U.K. Gilt 10 yr (Short)	6	1,168,663	Dec-12	1,535
U.S. Treasury Note 10 yr (Short)	1	133,484	Dec-12	(627)

Total				$(54,644)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $21,930,832) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	$31,805,305	Aug-16/4.35	$4,850,532
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	12,138,243	Aug-16/4.28	293,721
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.(E)	12,138,243	Aug-16/4.28	1,783,508
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	8,642,686	Jul-16/4.67	166,043
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	8,642,686	Jul-16/4.67	1,587,177
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	3,457,075	Jul-16/4.80	61,346
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	3,457,075	Jul-16/4.80	671,008
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.89% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	2,749,676	Jun-16/4.89	19,919
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.39% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	2,749,676	Jun-16/4.39	305,145
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.11% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	12,146,616	May-16/4.11	1,169,816
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	21,718,479	May-16/4.705	2,645,702
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.86% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	666,869	Jun-16/5.86	6,482
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing June 2026.(E)	666,869	Jun-16/4.86	127,802
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.12% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	2,794,314	Jun-16/5.12	18,269
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	12,146,616	May-16/5.11	78,989
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	21,718,479	May-16/4.705	165,451
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.12% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	2,794,314	Jun-16/4.12	269,811
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	12,421,759	May-16/4.60	101,921
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	12,421,759	May-16/4.60	1,449,594
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	6,790,547	May-16/4.765	50,875
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	6,790,547	May-16/4.765	843,094
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	10,097,000	Oct-12/1.75	76,232
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	12,483,891	May-16/4.86	90,795
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 4.36% versus the three month USD-LIBOR-BBA maturing May 2021.(E)	12,483,891	May-16/4.36	1,331,107
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	10,097,000	Oct-12/1.75	46,547
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	4,856,047	Jul-16/4.79	86,442
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	4,856,047	Jul-16/4.79	899,257
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	8,626,698	Jul-16/4.74	157,299
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.(E)	8,626,698	Jul-16/4.74	1,566,798
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	2,732,218	Jun-16/4.575	22,899
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.(E)	2,732,218	Jun-16/4.575	315,498

Total			$21,259,079

(E) Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $33,192,656) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, October 1, 2042	$32,000,000	10/11/12	$33,777,501

Total			$33,777,501

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
		$9,178,000		$—	5/14/14	0.58%	3 month USD-LIBOR-BBA	$(48,135)
		16,155,000		—	5/14/17	3 month USD-LIBOR-BBA	1.0925%	352,097
		47,717,000		—	5/14/17	1.1005%	3 month USD-LIBOR-BBA	(1,059,095)
		6,841,000		—	5/14/42	3 month USD-LIBOR-BBA	2.795%	347,412
		790,000		(16,136)	8/13/22	3 month USD-LIBOR-BBA	2.042%	11,773
		790,000		(17,459)	9/12/22	3 month USD-LIBOR-BBA	2.064%	10,425
		1,562,000		41,459	6/20/22	2.183%	3 month USD-LIBOR-BBA	(42,699)
	CAD	3,833,000		—	6/13/14	1.285%	3 month CAD-BA-CDOR	1,726
	CAD	6,539,000		—	6/13/17	1.5875%	3 month CAD-BA-CDOR	(13,305)
	CAD	1,641,000		—	6/13/22	2.20%	3 month CAD-BA-CDOR	(14,335)
	Barclay’s Bank, PLC
		$243,880,000	(E)	200,198	12/19/14	0.45%	3 month USD-LIBOR-BBA	(131,479)
		683,000	(E)	(574)	12/19/14	3 month USD-LIBOR-BBA	0.45%	355
		439,000	(E)	(34,988)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(13,025)
		774,000	(E)	46,311	12/19/42	3 month USD-LIBOR-BBA	2.40%	7,588
		20,102,000	(E)	218,224	12/19/22	3 month USD-LIBOR-BBA	1.75%	185,457
		25,758,000	(E)	(84,433)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(42,446)
		35,416,000	(E)	(7,337)	12/19/17	3 month USD-LIBOR-BBA	0.90%	104,224
	AUD	10,074,000		—	9/25/22	6 month AUD-BBR-BBSW	3.78687%	72,633
	AUD	17,247,000		—	9/17/22	3.88%	6 month AUD-BBR-BBSW	(253,990)
	EUR	1,239,000		—	10/2/22	6 month EUR-EURIBOR-REUTERS	1.724%	(4,119)
	EUR	53,658,000	(E)	—	8/3/17	1 month EUR-EONIA-OIS-COMPOUND	1.41727%	24,134
	EUR	2,540,000		—	8/16/22	1.862%	6 month EUR-EURIBOR-REUTERS	(41,618)
	EUR	3,193,000		—	9/10/22	6 month EUR-EURIBOR-REUTERS	1.8325%	36,040
	GBP	2,118,000		—	9/30/22	6 month GBP-LIBOR-BBA	1.865%	(9,006)
	GBP	3,732,000		—	8/15/31	3.6%	6 month GBP-LIBOR-BBA	(894,265)
	GBP	2,321,000		—	7/25/42	6 month GBP-LIBOR-BBA	2.8425%	(79,376)
	GBP	4,123,000		—	7/25/22	1.885%	6 month GBP-LIBOR-BBA	(19,490)
	GBP	1,273,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.93%	13,987
	GBP	3,445,000		—	9/17/22	6 month GBP-LIBOR-BBA	2.048%	84,014
	GBP	8,445,000		—	9/21/22	1.9425%	6 month GBP-LIBOR-BBA	(70,023)
	SEK	18,301,000		—	7/11/22	2.1275%	3 month SEK-STIBOR-SIDE	(6,158)
	Citibank, N.A.
		$1,155,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	35,666
		10,460,000	(E)	2,485	12/19/14	0.45%	3 month USD-LIBOR-BBA	(11,740)
		4,753,000	(E)	(5,475)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(20,447)
		584,000	(E)	(4,555)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(3,603)
		1,141,000	(E)	48,388	12/19/42	3 month USD-LIBOR-BBA	2.40%	(8,697)
	EUR	4,632,000		—	8/2/22	6 month EUR-EURIBOR-REUTERS	1.80%	45,121
	GBP	3,124,000		—	8/8/22	6 month GBP-LIBOR-BBA	1.97%	51,752
	GBP	4,011,000		—	9/24/22	1.9175%	6 month GBP-LIBOR-BBA	(16,273)
	SEK	24,408,000		—	8/2/22	3 month SEK-STIBOR-SIDE	2.285%	59,710
	Credit Suisse International
		$2,809,000		—	9/27/22	1.7325%	3 month USD-LIBOR-BBA	(8,349)
		44,847,000	(E)	(50,337)	12/19/14	3 month USD-LIBOR-BBA	0.45%	10,656
		4,199,000	(E)	8,734	12/19/17	3 month USD-LIBOR-BBA	0.90%	21,961
		4,773,000	(E)	374,189	12/19/42	3 month USD-LIBOR-BBA	2.40%	135,395
		57,027,000	(E)	53,793	12/19/14	0.45%	3 month USD-LIBOR-BBA	(23,764)
		51,969,000	(E)	26,664	12/19/17	0.90%	3 month USD-LIBOR-BBA	(137,038)
		16,873,000	(E)	(1,112,685)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(268,529)
		36,491,000	(E)	472,595	12/19/22	3 month USD-LIBOR-BBA	1.75%	413,113
		17,968,000	(E)	(253,094)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(223,806)
	AUD	4,202,000		—	9/21/22	6 month AUD-BBR-BBSW	3.8275%	69,537
	AUD	3,080,000		—	7/17/22	3.77125%	6 month AUD-BBR-BBSW	(39,346)
	AUD	4,504,000		—	7/24/22	6 month AUD-BBR-BBSW	3.665%	13,040
	AUD	3,456,000		—	9/18/22	4.05%	6 month AUD-BBR-BBSW	(102,590)
	CAD	6,126,000		—	9/20/22	3 month CAD-BA-CDOR	2.24125%	48,331
	CAD	5,592,000		—	9/27/22	2.17%	3 month CAD-BA-CDOR	(5,268)
	CAD	28,807,000		—	6/13/14	1.28797%	3 month CAD-BA-CDOR	11,250
	CAD	1,036,000		—	6/13/17	3 month CAD-BA-CDOR	1.57927%	463
	CAD	9,816,000		—	8/8/22	3 month CAD-BA-CDOR	2.273%	126,729
	CAD	7,006,000		—	8/9/22	3 month CAD-BA-CDOR	2.26125%	82,445
	CAD	5,069,000		—	9/12/22	2.3175%	3 month CAD-BA-CDOR	(77,831)
	CAD	4,519,000		—	9/17/22	2.38%	3 month CAD-BA-CDOR	(94,315)
	CHF	4,161,000		—	9/25/22	6 month CHF-LIBOR-BBA	0.945%	11,422
	CHF	4,246,000		—	9/26/22	6 month CHF-LIBOR-BBA	0.9175%	(470)
	CHF	4,240,000		—	9/27/22	6 month CHF-LIBOR-BBA	0.96%	17,895
	CHF	2,926,000		—	10/2/22	6 month CHF-LIBOR-BBA	0.92%	(775)
	CHF	814,000		—	5/11/22	6 month CHF-LIBOR-BBA	0.975%	10,169
	CHF	6,866,000		—	5/14/22	1.0125%	6 month CHF-LIBOR-BBA	(111,059)
	CHF	7,205,000		—	6/19/22	0.94%	6 month CHF-LIBOR-BBA	(50,691)
	CHF	7,383,000		—	7/5/22	1.015%	6 month CHF-LIBOR-BBA	(103,193)
	CHF	4,501,000		—	7/25/22	0.9225%	6 month CHF-LIBOR-BBA	(15,645)
	CHF	2,367,000		—	8/6/22	0.9075%	6 month CHF-LIBOR-BBA	(1,228)
	EUR	4,161,000		—	9/25/22	1.545%	1 month EUR-EONIA-OIS-COMPOUND	(49,250)
	EUR	4,140,000		—	9/26/22	1.5225%	1 month EUR-EONIA-OIS-COMPOUND	(37,278)
	EUR	2,193,000		—	9/27/22	1.5275%	1 month EUR-EONIA-OIS-COMPOUND	(20,889)
	EUR	18,240,000		—	6/28/14	0.85%	6 month EUR-EURIBOR-REUTERS	(139,559)
	EUR	12,374,000		—	8/1/22	1 month EUR-EONIA-OIS-COMPOUND	1.45%	61,551
	EUR	3,304,000		—	8/10/22	1.87%	6 month EUR-EURIBOR-REUTERS	(58,465)
	EUR	6,781,000		—	8/30/22	1.375%	1 month EUR-EONIA-OIS-COMPOUND	46,349
	EUR	7,386,000		—	9/6/22	1 month EUR-EONIA-OIS-COMPOUND	1.37%	(59,689)
	EUR	3,242,000		—	9/7/22	1 month EUR-EONIA-OIS-COMPOUND	1.386%	(20,026)
	EUR	2,364,000		—	9/19/22	6 month EUR-EURIBOR-REUTERS	1.913%	48,578
	GBP	8,081,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.9125%	67,280
	GBP	5,253,000		—	9/11/22	1.93%	6 month GBP-LIBOR-BBA	(37,204)
	GBP	2,749,000		—	9/13/22	1.985%	6 month GBP-LIBOR-BBA	(42,136)
	MXN	46,690,000		—	7/21/20	1 month MXN-TIIE-BANXICO	6.895%	295,834
	SEK	27,083,000		—	9/27/22	3 month SEK-STIBOR-SIDE	2.13625%	9,939
	SEK	119,290,000		—	5/16/22	2.205%	3 month SEK-STIBOR-SIDE	(268,274)
	SEK	13,321,000		—	6/19/22	3 month SEK-STIBOR-SIDE	2.38%	62,761
	SEK	12,373,000		—	7/2/22	3 month SEK-STIBOR-SIDE	2.325%	38,415
	SEK	10,475,000		—	7/25/22	2.06%	3 month SEK-STIBOR-SIDE	6,622
	SEK	13,850,000		—	9/7/22	3 month SEK-STIBOR-SIDE	2.1725%	11,650
	Deutsche Bank AG
		$585,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	17,661
		1,462,000	(E)	454	12/19/17	0.90%	3 month USD-LIBOR-BBA	(4,152)
		20,347,000	(E)	(191,428)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(158,262)
	KRW	5,469,000,000		—	4/24/17	3.54%	3 month KRW-CD-KSDA-BLOOMBERG	(163,590)
	MXN	46,690,000		—	7/17/20	1 month MXN-TIIE-BANXICO	6.95%	309,508
	MYR	14,749,000		—	7/23/17	3 month MYR-KLIBOR-BNM	2.98%	(72,926)
	Goldman Sachs International
		$2,247,000		—	9/27/22	1.76%	3 month USD-LIBOR-BBA	(12,505)
		3,955,000	(E)	2,724	12/19/14	0.45%	3 month USD-LIBOR-BBA	(2,655)
		7,094,000	(E)	(13,562)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(35,908)
		25,717,000	(E)	(404,738)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(362,820)
		9,377,000	(E)	666,436	12/19/42	3 month USD-LIBOR-BBA	2.40%	197,304
	AUD	14,091,000		—	9/17/22	3.88%	6 month AUD-BBR-BBSW	(226,982)
	AUD	4,202,000		—	9/21/22	6 month AUD-BBR-BBSW	3.825%	48,712
	AUD	8,404,000		—	9/24/22	6 month AUD-BBR-BBSW	3.82%	92,015
	CHF	4,246,000		—	9/26/22	6 month CHF-LIBOR-BBA	0.93%	1,840
	CHF	4,240,000		—	9/27/22	6 month CHF-LIBOR-BBA	0.945%	11,351
	CHF	2,827,000		—	9/27/22	6 month CHF-LIBOR-BBA	0.972%	15,422
	CHF	11,100,000		—	6/29/22	0.985%	6 month CHF-LIBOR-BBA	(124,364)
	CHF	3,518,000		—	8/7/22	0.93%	6 month CHF-LIBOR-BBA	(12,854)
	CHF	6,810,000		—	8/30/22	0.9402%	6 month CHF-LIBOR-BBA	(24,903)
	EUR	2,193,000		—	9/27/22	1.505%	1 month EUR-EONIA-OIS-COMPOUND	(14,795)
	EUR	97,560,000	(E)	—	8/1/17	1 month EUR-EONIA-OIS-COMPOUND	1.425%	56,416
	EUR	11,769,000		—	8/3/22	1 month EUR-EONIA-OIS-COMPOUND	1.43%	33,477
	EUR	48,780,000	(E)	—	8/9/17	1 month EUR-EONIA-OIS-COMPOUND	1.4775%	53,282
	EUR	48,780,000	(E)	—	8/9/17	1 month EUR-EONIA-OIS-COMPOUND	1.497%	65,192
	EUR	5,942,000		—	8/29/22	1.4017%	1 month EUR-EONIA-OIS-COMPOUND	20,464
	EUR	56,223,000		—	8/30/14	1 month EUR-EONIA-OIS-COMPOUND	0.11%	(6,996)
	EUR	56,223,000		—	8/30/14	0.309%	3 month EUR-EURIBOR-REUTERS	(58,297)
	EUR	56,223,000		—	8/31/14	1 month EUR-EONIA-OIS-COMPOUND	0.11%	(7,004)
	EUR	56,223,000		—	8/31/14	0.314%	3 month EUR-EURIBOR-REUTERS	(65,920)
	EUR	37,147,000	(E)	—	8/31/17	1 month EUR-EONIA-OIS-COMPOUND	1.38%	(21,481)
	EUR	56,223,000		—	9/3/14	1 month EUR-EONIA-OIS-COMPOUND	0.086%	(51,416)
	EUR	56,223,000		—	9/3/14	0.283%	3 month EUR-EURIBOR-REUTERS	(19,507)
	EUR	7,038,000		—	9/25/22	1.824%	6 month EUR-EURIBOR-REUTERS	(66,012)
	GBP	3,732,000		—	9/23/31	6 month GBP-LIBOR-BBA	3.1175%	420,546
	GBP	8,963,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.91%	71,236
	GBP	2,872,000		—	8/7/22	1.9775%	6 month GBP-LIBOR-BBA	(50,875)
	GBP	5,449,000		—	8/28/22	1.9225%	6 month GBP-LIBOR-BBA	(39,795)
	SEK	12,711,000		—	5/16/22	3 month SEK-STIBOR-SIDE	2.205%	28,586
	SEK	33,640,000		—	5/29/22	3 month SEK-STIBOR-SIDE	2.215%	80,103
	SEK	28,470,000		—	6/11/22	2.28%	3 month SEK-STIBOR-SIDE	(94,335)
	SEK	25,202,000		—	8/1/22	3 month SEK-STIBOR-SIDE	2.30%	67,050
	SEK	35,194,000		—	8/13/22	2.325%	3 month SEK-STIBOR-SIDE	(104,384)
	SEK	17,444,000		—	8/15/22	3 month SEK-STIBOR-SIDE	2.26%	36,079
	SEK	10,141,000		—	8/30/22	2.2102%	3 month SEK-STIBOR-SIDE	(14,324)
	JPMorgan Chase Bank NA
		$28,353,000	(E)	(51,711)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(141,023)
		41,699,000	(E)	(657,726)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(589,756)
		4,661,000	(E)	83,805	12/19/22	3 month USD-LIBOR-BBA	1.75%	76,207
		1,155,000	(E)	116,627	12/19/42	3 month USD-LIBOR-BBA	2.40%	58,842
		28,819,000		—	9/7/22	1.678%	3 month USD-LIBOR-BBA	22,034
		6,386,000		—	9/26/22	3 month USD-LIBOR-BBA	1.73875%	23,057
	CAD	4,790,000		—	9/21/21	2.3911%	3 month CAD-BA-CDOR	(134,483)
	CAD	9,418,000		—	5/2/15	3 month CAD-BA-CDOR	1.6575%	81,084
	CAD	33,142,000		—	6/13/14	3 month CAD-BA-CDOR	1.2825%	(16,524)
	CAD	5,489,000		—	6/13/17	3 month CAD-BA-CDOR	1.56%	(2,725)
	CAD	7,635,000		—	8/8/22	2.25%	3 month CAD-BA-CDOR	(82,231)
	CAD	4,522,000		—	8/27/22	2.2275%	3 month CAD-BA-CDOR	(34,924)
	EUR	2,420,000		—	7/30/22	6 month EUR-EURIBOR-REUTERS	1.803%	24,798
	GBP	1,029,000		—	8/2/22	6 month GBP-LIBOR-BBA	1.92%	9,751
	JPY	288,875,000		—	9/19/22	0.80%	6 month JPY-LIBOR-BBA	(10,455)
	MXN	26,419,000		—	9/11/20	6.82%	1 month MXN-TIIE-BANXICO	(158,392)
	MXN	34,163,000		—	9/14/20	6.82%	1 month MXN-TIIE-BANXICO	(204,393)
	MXN	6,670,000		—	7/16/20	1 month MXN-TIIE-BANXICO	6.99%	45,584
	MXN	34,260,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	(131,067)
	MXN	91,248,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	(349,085)
	MXN	34,260,000		—	8/19/20	1 month MXN-TIIE-BANXICO	6.615%	168,778
	MXN	51,780,000		—	11/4/20	1 month MXN-TIIE-BANXICO	6.75%	293,011
	The Royal Bank of Scotland PLC
		$2,365,000	(E)	(29,720)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(25,865)
	UBS AG
	CHF	38,072,000		—	5/23/13	0.7625%	6 month CHF-LIBOR-BBA	(243,666)

	Total							$(3,246,753)
(E)	Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$1,842,502	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(50,269)
	641,908	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17,513)
Barclay’s Bank, PLC
	718,999	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,588
	1,382,691	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,977
	1,129,051	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,063
	5,320,914	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(12,537)
	515,794	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(105)
	1,883,752	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(51,394)
	169,342	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,620)
	695,228	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,502
	4,641,434	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,936)
	3,715,995	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,372
	1,330,050	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(272)
	155,153	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,408)
	224,606	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,059)
	1,232,291	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,904)
	7,240,000	—	4/7/16	(2.63%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(168,381)
	2,504,130	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	5,092
	1,114,362	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	2,266
	4,668,491	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(127,370)
	585,860	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	919
	3,476,141	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	12,509
	3,620,327	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,530)
	2,960,930	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(604)
	1,958,957	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,616)
	3,213,884	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(87,684)
	1,170,752	—	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	25,718
	564,138	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,031
	1,541,449	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(42,055)
	4,822,442	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(8,009)
	15,921,423	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	57,293
	1,591,945	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	3,237
	3,297,468	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,866
	629,980	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,268
	2,042,695	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,353
	1,481,191	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,332
Citibank, N.A.
	2,115,580	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,613
	4,866,598	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,512
	3,310,677	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,913
Credit Suisse International
	1,390,457	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,003
	13,217,921	(33,045)	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	(21,734)
	3,304,878	(7,746)	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	(4,918)
	1,109,409	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(30,268)
	2,306,876	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,436)
	641,185	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17,493)
	2,956,242	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	6,011
Deutsche Bank AG
	2,306,876	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,436)
Goldman Sachs International
	2,149,344	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(58,640)
	4,140,000	—	3/1/16	2.47%	USA Non Revised Consumer Price Index- Urban (CPI-U)	53,944
	3,105,000	—	3/3/16	2.45%	USA Non Revised Consumer Price Index- Urban (CPI-U)	38,331
	1,046,692	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(4,936)
	1,664,475	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(45,412)
	1,615,652	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,807)
	606,918	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,430)
	2,774,608	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(75,699)
	79,692	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(376)
	6,882,966	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(187,787)
	3,964,345	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(108,159)
	1,128,062	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,658)
	2,773,884	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(75,680)
	2,083,489	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(56,844)
	5,355,991	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(146,127)
	2,213,342	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,215)
	1,353,507	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,189)
	40,475	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(191)
	103,809	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(245)
	276,615	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(652)
	4,455,000	—	4/3/17	2.3225%	USA Non Revised Consumer Price Index- Urban (CPI-U)	32,611
	4,455,000	—	4/4/17	2.35%	USA Non Revised Consumer Price Index- Urban (CPI-U)	39,204
	644,803	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17,592)
	709,889	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,348)
	1,419,567	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(6,695)
	2,596,581	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(70,842)
	1,774,475	21,904	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(27,682)
	3,400,595	46,758	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(48,267)
	2,426,515	48,530	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(19,810)
	5,054,938	131,113	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(11,811)
	4,455,000	—	4/5/17	2.355%	USA Non Revised Consumer Price Index- Urban (CPI-U)	40,451
	4,455,000	—	4/5/22	2.66%	USA Non Revised Consumer Price Index- Urban (CPI-U)	43,655
	4,596,122	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(125,395)
GBP	2,780,000	—	3/30/17	(3.0925%)	GBP Non-revised UK Retail Price Index	(129,198)
GBP	2,780,000	—	4/2/17	(3.085%)	GBP Non-revised UK Retail Price Index	(141,812)
GBP	5,560,000	—	9/20/17	2.6625%	GBP Non-revised UK Retail Price Index	27,815
GBP	2,780,000	—	9/21/17	2.66%	GBP Non-revised UK Retail Price Index	13,301
GBP	2,780,000	—	4/3/17	(3.09%)	GBP Non-revised UK Retail Price Index	(143,024)
GBP	2,780,000	—	4/3/22	(3.21%)	GBP Non-revised UK Retail Price Index	(282,008)
JPMorgan Chase Bank NA
	$4,057,000	—	9/14/14	(2.10%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(14,918)
GBP	2,520,000	—	9/12/14	2.825%	GBP Non-revised UK Retail Price Index	12,860

Total						$(1,993,390)

	CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

			Upfront				Fixed payments
			premium			Termi-	received	Unrealized
	Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

	Barclay’s Bank, PLC
	Irish Gov't, 4.50%, 4/18/2020	—	$(45,669)		$570,000	9/20/17	(100 bp)	$9,077
	Obrigacoes Do Tesouro, 5.45%, 9/23/13	—	(93,003)		570,000	9/20/17	(100 bp)	(68)
	Credit Suisse International
	Bonos Y Oblig Del Estado, 5 1/2%, 7/30/17	—	(23,679)		2,660,000	12/20/19	(100 bp)	425,670
	Spain Gov't, 5.50%, 7/30/2017	—	(67,198)		570,000	9/20/17	(100 bp)	1,905
	Deutsche Bank AG
	Republic of Argentina, 8.28%, 12/31/33	B3	60,808		520,000	3/20/17	500 bp	(19,796)
	Russian Federation, 7 1/2%, 3/31/30	—	—		187,500	4/20/13	(112 bp)	(1,797)
	Smurfit Kappa Funding, 7 3/4%, 4/1/15	B1	—	EUR	405,000	9/20/13	715 bp	35,708
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	375,000	9/20/13	477 bp	20,966
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	375,000	9/20/13	535 bp	23,804
	JPMorgan Chase Bank NA
	DJ CDX NA HY Series 18 Index	B+/P	93,765		$3,536,280	6/20/17	500 bp	117,945
	Russian Federation, 7 1/2%, 3/31/30	Baa1	—		95,000	9/20/13	276 bp	2,262
	Morgan Stanley Capital Services LLC
	Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		680,000	10/20/12	339 bp	10,333

	Total							$626,009

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.”

Key to holding's currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
USD / $	United States Dollar
Key to holding's abbreviations
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $450,011,003.
(b)	The aggregate identified cost on a tax basis is $544,562,537, resulting in gross unrealized appreciation and depreciation of $18,915,259 and $10,943,350, respectively, or net unrealized appreciation of $7,971,909.
(NON)	Non-income-producing security.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$58,589,311	$249,294,414	$303,417,239	$20,917	$4,466,486
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(E)	Extended settlement date on premium.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
	At the close of the reporting period, the fund maintained liquid assets totaling $130,157,575 to cover certain derivatives contracts.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	83.5%
	Russia	3.5
	Argentina	1.8
	Venezuela	1.7
	Luxembourg	1.1
	Ukraine	1.1
	Indonesia	0.8
	Netherlands	0.7
	Germany	0.7
	United Kingdom	0.7
	Brazil	0.7
	Turkey	0.5
	Canada	0.4
	Other	2.8

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
	Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to gain exposure to interest rates.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.
	The fund had an average contract amount of approximately $850,900,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately $566,700,000 on written options contracts for the reporting period.
	Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	The fund had an average number of contracts of approximately 390 futures contracts for the reporting period.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $831,100,000 on forward currency contracts for the reporting period.
	Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
	The fund had an average notional amount of approximately $210,800,000 on total return swap contracts for the reporting period.
	Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
	An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
	The fund had an average notional amount of approximately $2,656,900,000 on interest rate swap contracts for the reporting period.
	Credit default contracts: The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.
	In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
	In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
	Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $9,875,646 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $4,170,675 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $19,436,698.
	TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
	TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
	Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
	TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
	Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer cyclicals	$—	$284	$5
Health care	12,374	—	—
Total common stocks	12,374	284	5
Asset-backed securities	—	1,653,043	—
Convertible bonds and notes	—	1,076,853	—
Convertible preferred stocks	157,080	334,943	—
Corporate bonds and notes	—	150,924,220	—
Foreign government and agency bonds and notes	—	36,849,696	—
Mortgage-backed securities	—	190,811,378	—
Preferred stocks	114,704	572,195	—
Purchased options outstanding	—	23,419,449	—
Senior loans	—	8,412,177	—
U.S. Government and agency mortgage obligations	—	73,045,300	—
Warrants	—	1,083	22,092
Short-term investments	5,977,462	59,150,108	—

Totals by level	$6,261,620	$546,250,729	$22,097

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,400,611)	$—
Futures contracts	(54,644)	—	—
Written options	—	(21,259,079)	—
TBA sale commitments	—	(33,777,501)	—
Interest rate swap contracts	—	(2,673,881)	—
Total return swap contracts	—	(2,200,904)	—
Credit default contracts	—	700,985	—

Totals by level	$(54,644)	$(60,610,991)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$783,386	$82,401
Foreign exchange contracts	1,775,872	3,176,483
Equity contracts	23,175	—
Interest rate contracts	29,738,185	32,507,244

Total	$32,320,618	$35,766,128

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Equity Income Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (92.7%)(a)
	Shares	Value

Aerospace and defense (3.5%)

Honeywell International, Inc.	12,520	$748,070

L-3 Communications Holdings, Inc.	35,680	2,558,613

Northrop Grumman Corp.(S)	132,900	8,828,547

Raytheon Co.(S)	22,130	1,264,951

		13,400,181
Auto components (1.6%)

Autoliv, Inc. (Sweden)	24,530	1,520,124

Johnson Controls, Inc.	22,230	609,102

TRW Automotive Holdings Corp.(NON)	88,160	3,853,474

		5,982,700
Automobiles (0.3%)

Ford Motor Co.	122,770	1,210,512

		1,210,512
Beverages (1.3%)

Coca-Cola Enterprises, Inc.	148,580	4,646,097

Dr. Pepper Snapple Group, Inc.(S)	6,550	291,672

		4,937,769
Building products (0.3%)

Owens Corning, Inc.(NON)(S)	32,200	1,077,412

		1,077,412
Capital markets (2.4%)

Invesco, Ltd.	73,500	1,836,765

State Street Corp.	174,310	7,314,048

		9,150,813
Chemicals (2.3%)

Ashland, Inc.	47,840	3,425,344

Celanese Corp. Ser. A	29,020	1,100,148

LyondellBasell Industries NV Class A (Netherlands)	80,730	4,170,512

		8,696,004
Commercial banks (3.0%)

Popular, Inc. (Puerto Rico)(NON)(S)	35,941	626,452

Wells Fargo & Co.	313,982	10,841,798

		11,468,250
Commercial services and supplies (1.1%)

Tyco International, Ltd.	72,385	4,072,380

		4,072,380
Communications equipment (2.3%)

Cisco Systems, Inc.	452,770	8,643,379

		8,643,379
Consumer finance (2.0%)

Capital One Financial Corp.	104,410	5,952,414

Discover Financial Services	44,060	1,750,504

		7,702,918
Containers and packaging (0.2%)

Sealed Air Corp.(S)	54,710	845,817

		845,817
Diversified financial services (3.3%)

Bank of America Corp.	19,660	173,598

Citigroup, Inc.	85,850	2,809,012

JPMorgan Chase & Co.	236,590	9,577,163

		12,559,773
Diversified telecommunication services (0.7%)

Verizon Communications, Inc.(S)	57,020	2,598,401

		2,598,401
Electric utilities (1.3%)

Entergy Corp.	22,190	1,537,767

NV Energy, Inc.	177,460	3,196,055

PPL Corp.(S)	7,510	218,166

		4,951,988
Food and staples retail (2.1%)

CVS Caremark Corp.(S)	132,460	6,413,713

Kroger Co. (The)(S)	36,020	847,911

Walgreen Co.	20,160	734,630

		7,996,254
Food products (0.5%)

Bunge, Ltd.(S)	27,020	1,811,691

		1,811,691
Health-care equipment and supplies (5.2%)

Baxter International, Inc.	150,610	9,075,759

Covidien PLC	73,142	4,346,098

St. Jude Medical, Inc.(S)	100,030	4,214,264

Zimmer Holdings, Inc.(S)	33,730	2,280,823

		19,916,944
Health-care providers and services (2.2%)

Aetna, Inc.	19,930	789,228

CIGNA Corp.	137,570	6,489,177

UnitedHealth Group, Inc.(S)	19,690	1,091,023

		8,369,428
Household durables (0.7%)

Jarden Corp.(S)	43,710	2,309,636

Newell Rubbermaid, Inc.	23,520	448,997

		2,758,633
Household products (2.0%)

Energizer Holdings, Inc.	33,120	2,471,083

Kimberly-Clark Corp.(S)	61,400	5,266,892

		7,737,975
Independent power producers and energy traders (1.2%)

AES Corp. (The)(NON)	425,030	4,662,579

		4,662,579
Industrial conglomerates (0.4%)

3M Co.	7,000	646,940

General Electric Co.	43,330	984,024

		1,630,964
Insurance (9.5%)

Aflac, Inc.	34,780	1,665,266

American International Group, Inc.(NON)	101,000	3,311,790

Aon PLC	49,130	2,569,008

Berkshire Hathaway, Inc. Class B(NON)	12,690	1,119,258

Everest Re Group, Ltd.	15,640	1,672,854

Hartford Financial Services Group, Inc. (The)(S)	21,840	424,570

MetLife, Inc.	229,810	7,919,253

PartnerRe, Ltd.	50,790	3,772,681

Prudential Financial, Inc.	25,860	1,409,629

Validus Holdings, Ltd.(S)	213,073	7,225,305

Willis Group Holdings PLC (United Kingdom)(S)	39,850	1,471,262

XL Group PLC	143,019	3,436,747

		35,997,623
IT Services (0.4%)

Western Union Co. (The)(S)	77,240	1,407,313

		1,407,313
Leisure equipment and products (1.5%)

Hasbro, Inc.(S)	148,880	5,682,750

		5,682,750
Life sciences tools and services (0.9%)

Thermo Fisher Scientific, Inc.	59,740	3,514,504

		3,514,504
Machinery (0.7%)

Stanley Black & Decker, Inc.(S)	23,310	1,777,388

Timken Co.	27,200	1,010,752

		2,788,140
Media (7.0%)

Comcast Corp. Special Class A(S)	316,290	11,006,892

Interpublic Group of Companies, Inc. (The)	293,380	3,262,386

McGraw-Hill Cos., Inc. (The)(S)	51,420	2,807,018

Time Warner, Inc.(S)	207,560	9,408,695

		26,484,991
Multiline retail (—%)

Kohl's Corp.	1,500	76,830

		76,830
Multi-utilities (0.3%)

Ameren Corp.	32,984	1,077,587

		1,077,587
Office electronics (0.7%)

Xerox Corp.	342,730	2,515,638

		2,515,638
Oil, gas, and consumable fuels (14.9%)

Apache Corp.	16,490	1,425,890

Chevron Corp.	1,950	227,292

Ente Nazionale Idrocarburi (ENI) SpA ADR (Italy)(S)	26,770	1,173,597

Exxon Mobil Corp.	89,260	8,162,827

Hess Corp.	83,960	4,510,331

Marathon Oil Corp.	388,600	11,490,898

Marathon Petroleum Corp.	207,960	11,352,536

Noble Energy, Inc.	12,130	1,124,572

Occidental Petroleum Corp.	9,120	784,867

Royal Dutch Shell PLC ADR (United Kingdom)	143,110	9,933,265

Total SA (France)	16,400	815,718

Total SA ADR (France)	10	501

Valero Energy Corp.	184,440	5,843,059

		56,845,353
Paper and forest products (0.7%)

International Paper Co.	75,070	2,726,542

		2,726,542
Personal products (0.4%)

Avon Products, Inc.	93,600	1,492,920

		1,492,920
Pharmaceuticals (8.1%)

Eli Lilly & Co.	212,480	10,073,677

GlaxoSmithKline PLC ADR (United Kingdom)(S)	12,310	569,214

Johnson & Johnson(S)	114,170	7,867,455

Merck & Co., Inc.	107,380	4,842,838

Pfizer, Inc.	299,710	7,447,794

		30,800,978
Professional services (1.2%)

Dun & Bradstreet Corp. (The)(S)	54,990	4,378,304

		4,378,304
Real estate investment trusts (REITs) (2.1%)

American Capital Agency Corp.(R)	23,370	808,368

Chimera Investment Corp.(R)	628,890	1,704,292

Hatteras Financial Corp.(R)	46,300	1,305,197

MFA Financial, Inc.(R)	498,671	4,238,704

		8,056,561
Semiconductors and semiconductor equipment (1.0%)

Advanced Micro Devices, Inc.(NON)(S)	212,150	714,946

KLA-Tencor Corp.(S)	7,280	347,292

Texas Instruments, Inc.	102,330	2,819,192

		3,881,430
Software (1.2%)

CA, Inc.	13,630	351,177

Microsoft Corp.	75,460	2,247,199

Oracle Corp.	61,100	1,924,039

		4,522,415
Specialty retail (—%)

Best Buy Co., Inc.	10,370	178,260

		178,260
Tobacco (0.4%)

Philip Morris International, Inc.	15,480	1,392,271

		1,392,271
Wireless telecommunication services (1.8%)

Vodafone Group PLC ADR (United Kingdom)	235,110	6,699,459

		6,699,459

Total common stocks (cost $283,909,637)		$352,702,634

CONVERTIBLE PREFERRED STOCKS (4.7%)(a)
	Shares	Value

Citigroup, Inc. $7.50 cv. pfd.	81,670	$7,913,006

PPL Corp. $4.375 cv. pfd.	125,210	6,869,021

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	351,668	3,048,751

Total convertible preferred stocks (cost $18,599,120)		$17,830,778

CONVERTIBLE BONDS AND NOTES (0.9%)(a)
	Principal amount	Value

MGIC Investment Corp. cv. sr. notes 5s, 2017	$2,408,000	$1,649,480

WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	804,000	1,725,625

Total convertible bonds and notes (cost $3,550,214)		$3,375,105

SHORT-TERM INVESTMENTS (18.6%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	66,775,475	$66,775,475

Putnam Money Market Liquidity Fund 0.14%(AFF)	3,888,174	3,888,174

Total short-term investments (cost $70,663,649)		$70,663,649

TOTAL INVESTMENTS

Total investments (cost $376,722,620)(b)		$444,572,166

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $380,286,436.
(b)	The aggregate identified cost on a tax basis is $379,537,958, resulting in gross unrealized appreciation and depreciation of $70,809,900 and $5,775,692, respectively, or net unrealized appreciation of $65,034,208.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$787,282	$51,046,880	$47,945,988	$1,259	$3,888,174
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $65,259,831.
The fund received cash collateral of $66,775,475, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$42,374,676	$—	$—
Consumer staples	25,368,880	—	—
Energy	56,029,635	815,718	—
Financials	84,935,938	—	—
Health care	62,601,854	—	—
Industrials	27,347,381	—	—
Information technology	20,970,175	—	—
Materials	12,268,363	—	—
Telecommunication services	9,297,860	—	—
Utilities	10,692,154	—	—
Total common stocks	351,886,916	815,718	—
Convertible bonds and notes	—	3,375,105	—
Convertible preferred stocks	—	17,830,778	—
Short-term investments	3,888,174	66,775,475	—

Totals by level	$355,775,090	$88,797,076	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

VT George Putnam Balanced Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (58.0%)(a)
	Shares	Value

Banking (5.1%)

Bank of New York Mellon Corp. (The)	28,600	$646,932

BB&T Corp.	7,100	235,436

Capital One Financial Corp.	15,900	906,459

Comerica, Inc.	10,500	326,025

Fifth Third Bancorp	11,600	179,916

JPMorgan Chase & Co.	68,600	2,776,928

PNC Financial Services Group, Inc.	4,500	283,950

State Street Corp.	26,700	1,120,332

U.S. Bancorp	26,700	915,810

Wells Fargo & Co.	49,900	1,723,047

		9,114,835
Basic materials (1.6%)

Alcoa, Inc.	33,200	293,820

Dow Chemical Co. (The)	7,000	202,720

E.I. du Pont de Nemours & Co.	17,800	894,806

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	8,100	320,598

Nucor Corp.	9,100	348,166

PPG Industries, Inc.	3,500	401,940

Rio Tinto PLC ADR (United Kingdom)	4,500	210,420

Weyerhaeuser Co.(R)	5,516	144,188

		2,816,658
Capital goods (2.4%)

Cummins, Inc.	3,800	350,398

Eaton Corp.	14,900	704,174

Emerson Electric Co.	6,500	313,755

Illinois Tool Works, Inc.	9,300	553,071

Ingersoll-Rand PLC	4,500	201,690

Lockheed Martin Corp.	3,000	280,140

Northrop Grumman Corp.	11,200	744,016

Parker Hannifin Corp.	4,700	392,826

Raytheon Co.	10,300	588,748

Staples, Inc.	11,500	132,480

		4,261,298
Communication services (3.5%)

AT&T, Inc.	48,400	1,824,680

Comcast Corp. Class A	36,700	1,312,759

DIRECTV(NON)	2,600	136,396

Juniper Networks, Inc.(NON)	6,000	102,660

Time Warner Cable, Inc.	5,100	484,806

Verizon Communications, Inc.	33,940	1,546,646

Vodafone Group PLC ADR (United Kingdom)	29,100	829,205

		6,237,152
Conglomerates (2.1%)

3M Co.	3,000	277,260

General Electric Co.	102,200	2,320,962

Tyco International, Ltd.	19,700	1,108,322

		3,706,544
Consumer cyclicals (5.6%)

Bed Bath & Beyond, Inc.(NON)	8,600	541,800

Carnival Corp.	7,900	287,876

Ford Motor Co.	31,200	307,632

Hasbro, Inc.	7,800	297,726

Home Depot, Inc. (The)	8,200	495,034

Johnson Controls, Inc.	23,700	649,380

Kimberly-Clark Corp.	4,800	411,744

Macy's, Inc.	17,100	643,302

Marriott International, Inc. Class A	10,018	391,704

News Corp. Class A	24,400	598,532

Omnicom Group, Inc.	3,600	185,616

Stanley Black & Decker, Inc.	3,100	236,375

Target Corp.	18,900	1,199,583

Time Warner, Inc.	34,900	1,582,017

TJX Cos., Inc. (The)	7,100	318,009

Viacom, Inc. Class B	14,900	798,491

Wal-Mart Stores, Inc.	3,900	287,820

Walt Disney Co. (The)	14,600	763,288

		9,995,929
Consumer staples (4.8%)

Avon Products, Inc.	23,300	371,635

Coca-Cola Co. (The)	8,200	311,026

Coca-Cola Enterprises, Inc.	28,800	900,576

Colgate-Palmolive Co.	2,700	289,494

CVS Caremark Corp.	23,900	1,157,238

General Mills, Inc.	10,300	410,455

Kellogg Co.	5,200	268,632

Lorillard, Inc.	4,200	489,090

McDonald's Corp.	5,700	522,975

Newell Rubbermaid, Inc.	19,700	376,073

PepsiCo, Inc.	3,700	261,849

Philip Morris International, Inc.	19,780	1,779,013

Procter & Gamble Co. (The)	16,200	1,123,632

Walgreen Co.	11,400	415,416

		8,677,104
Energy (8.3%)

Anadarko Petroleum Corp.	6,600	461,472

Chevron Corp.	16,500	1,923,240

ConocoPhillips	11,900	680,442

Devon Energy Corp.	4,700	284,350

Exxon Mobil Corp.	44,000	4,023,800

Halliburton Co.	17,000	572,730

Hess Corp.	8,200	440,504

Marathon Oil Corp.	11,800	348,926

National Oilwell Varco, Inc.	2,900	232,319

Newfield Exploration Co.(NON)	6,800	212,976

Noble Corp. (Switzerland)	12,900	461,562

Occidental Petroleum Corp.	10,800	929,448

Phillips 66	3,800	176,206

Royal Dutch Shell PLC ADR (United Kingdom)	29,153	2,023,510

Schlumberger, Ltd.	11,976	866,224

Southwestern Energy Co.(NON)	12,200	424,316

Total SA ADR (France)	13,400	671,340

Valero Energy Corp.	5,500	174,240

		14,907,605
Financials (3.5%)

Aflac, Inc.	19,200	919,296

American Express Co.	7,700	437,822

Citigroup, Inc.	61,050	1,997,556

Goldman Sachs Group, Inc. (The)	8,580	975,374

Progressive Corp. (The)	8,800	182,512

Prudential Financial, Inc.	31,200	1,700,712

		6,213,272
Health care (9.4%)

Baxter International, Inc.	16,500	994,290

Bristol-Myers Squibb Co.	11,100	374,625

CareFusion Corp.(NON)	11,700	332,163

CIGNA Corp.	15,400	726,418

Covidien PLC	13,225	785,830

Eli Lilly & Co.	8,200	388,762

Johnson & Johnson	42,800	2,949,348

Medtronic, Inc.	14,000	603,680

Merck & Co., Inc.	38,900	1,754,390

Novartis AG ADR (Switzerland)	9,700	594,222

Pfizer, Inc.	97,248	2,416,613

Shire PLC ADR (Ireland)	2,500	221,750

St. Jude Medical, Inc.	19,200	808,896

Stryker Corp.	14,000	779,240

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	11,600	480,356

Thermo Fisher Scientific, Inc.	22,200	1,306,026

UnitedHealth Group, Inc.	16,200	897,642

Zimmer Holdings, Inc.	5,800	392,196

		16,806,447
Insurance (2.7%)

Allstate Corp. (The)	11,900	471,359

Chubb Corp. (The)	10,800	823,824

Fidelity National Financial, Inc. Class A	14,600	312,294

Marsh & McLennan Cos., Inc.	29,800	1,011,114

MetLife, Inc.	18,100	623,726

RenaissanceRe Holdings, Ltd.	1,500	115,560

Sun Life Financial, Inc. (Canada)	11,200	260,176

Travelers Cos., Inc. (The)	17,900	1,221,854

		4,839,907
Investment banking/Brokerage (0.4%)

Charles Schwab Corp. (The)	43,400	555,086

Morgan Stanley	11,550	193,347

		748,433
Real estate (0.3%)

Equity Residential Trust(R)	3,352	192,841

Prologis, Inc.(R)	4,872	170,666

Simon Property Group, Inc.(R)	1,341	203,577

		567,084
Technology (5.2%)

Apple, Inc.	500	333,630

Autodesk, Inc.(NON)	7,400	246,938

Cisco Systems, Inc.	60,700	1,158,763

EMC Corp.(NON)	33,400	910,818

Hewlett-Packard Co.	12,800	218,368

Honeywell International, Inc.	27,400	1,637,150

IBM Corp.	2,800	580,860

Intel Corp.	18,500	419,580

KLA-Tencor Corp.	2,500	119,263

L-3 Communications Holdings, Inc.	8,700	623,877

Microsoft Corp.	37,900	1,128,662

NetApp, Inc.(NON)	6,800	223,584

Oracle Corp.	12,400	390,476

Qualcomm, Inc.	7,800	487,422

SanDisk Corp.(NON)	3,800	165,034

Texas Instruments, Inc.	20,700	570,285

Yahoo!, Inc.(NON)	8,200	130,995

		9,345,705
Transportation (0.4%)

FedEx Corp.	5,000	423,100

United Parcel Service, Inc. Class B	3,800	271,966

		695,066
Utilities and power (2.7%)

Ameren Corp.	17,600	574,992

American Electric Power Co., Inc.	13,600	597,584

Calpine Corp.(NON)	14,700	254,310

Dominion Resources, Inc.	4,600	243,524

Duke Energy Corp.	5,566	360,677

Edison International	15,300	699,057

Entergy Corp.	11,820	819,126

Exelon Corp.	3,200	113,856

NextEra Energy, Inc.	6,200	436,046

PG&E Corp.	17,040	727,097

		4,826,269

Total common stocks (cost $77,549,946)		$103,759,308

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (9.9%)(a)
	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)

Government National Mortgage Association Pass-Through Certificates
3s, TBA, November 1, 2042	$1,000,000	$1,068,477
3s, TBA, October 1, 2042	1,000,000	1,071,250

		2,139,727
U.S. Government Agency Mortgage Obligations (8.7%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	1,242,076	1,365,678
5s, August 1, 2033	400,159	439,190
4 1/2s, TBA, October 1, 2042	5,000,000	5,413,281
3s, TBA, November 1, 2042	3,000,000	3,158,672
3s, TBA, October 1, 2042	4,000,000	4,222,188

		15,653,228

Total U.S. government and agency mortgage obligations (cost $17,442,150)		$17,792,955

U.S. TREASURY OBLIGATIONS (8.2%)(a)
	Principal amount	Value

U.S. Treasury Bonds 4 5/8s, February 15, 2040	$200,000	$274,598

U.S. Treasury Notes
3 1/2s, February 15, 2018	300,000	344,098
3 1/2s, May 31, 2013	3,800,000	3,883,556
2 5/8s, April 30, 2016	1,800,000	1,942,734
2 5/8s, February 29, 2016	6,900,000	7,428,227
1 1/4s, April 15, 2014	180,000	182,806
0 5/8s, August 31, 2017	600,000	600,352

Total U.S. treasury Obligations (cost $14,558,715)		$14,656,371

CORPORATE BONDS AND NOTES (15.9%)(a)
	Principal amount	Value

Basic materials (1.0%)

Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$35,000	$35,166

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	45,000	58,141

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)	60,000	69,285

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018	90,000	92,277

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	40,000	50,200

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2018	55,000	66,894

Domtar Corp. company guaranty sr. unsec. unsub. notes 6 1/4s, 2042 (Canada)	50,000	51,048

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	80,000	86,678

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	57,937

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	15,000	17,837

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	20,000	20,888

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	135,000	178,360

International Paper Co. sr. unsec. notes 9 3/8s, 2019	144,000	195,231

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,900

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	45,047

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	32,261

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	45,000	46,449

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	55,000	68,504

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 5.2s, 2040 (Australia)	130,000	149,992

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	25,000	27,082

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	25,000	26,370

Sealed Air Corp. sr. notes 7 7/8s, 2017	95,000	101,650

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	3,000	3,615

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	30,000	35,937

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	45,000	51,219

Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	80,000	105,071

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,255

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	95,000	107,334

		1,800,628
Capital goods (0.2%)

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	132,944

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	174,448

Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	47,368

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	19,492

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	35,000	39,227

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	20,000	21,312

		434,791
Communication services (1.3%)

American Tower REIT, Inc. sr. unsec. unsub. notes 4 5/8s, 2015(R)	85,000	91,571

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	40,000	54,220

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	90,981

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	157,000	210,828

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	110,000	118,201

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	50,000	52,881

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	20,000	27,227

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	25,000	30,361

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	39,755

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	105,000	118,156

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	46,000	50,882

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	13,375

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	55,000	69,808

NBCUniversal Media, LLC sr. unsec. unsub. notes 5.15s, 2020	45,000	53,329

Qwest Corp. notes 6 3/4s, 2021	68,000	81,143

Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	15,450

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	175,000	193,004

TCI Communications, Inc. company guaranty sr. unsec. unsub. debs. 7 7/8s, 2026	45,000	64,805

Telecom Italia Capital SA company guaranty sr. unsec. unsub. notes 6.175s, 2014 (Italy)	45,000	47,363

Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 6.221s, 2017 (Spain)	125,000	130,625

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	90,000	121,832

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	78,198

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2041	50,000	56,690

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	60,000	83,783

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	147,726

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	179,517

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	50,920

		2,272,631
Consumer cyclicals (1.0%)

ADT Corp./The 144A company guaranty sr. unsec. notes 4 7/8s, 2042	42,000	45,340

ADT Corp./The 144A company guaranty sr. unsec. notes 3 1/2s, 2022	58,000	59,760

Advance Auto Parts, Inc. company guaranty sr. unsec. notes 5 3/4s, 2020	65,000	75,188

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	110,000	149,620

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	70,200

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 6.35s, 2040	60,000	69,869

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	141,150

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	75,000	82,723

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	24,000

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	200,000	211,948

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)	90,000	118,735

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016	125,000	130,625

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	10,000	10,902

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 3 7/8s, 2022	15,000	16,136

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	45,000	46,064

News America Holdings, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	173,831

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	66,684

Owens Corning company guaranty sr. unsec. notes 9s, 2019	48,000	60,360

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	28,176

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	45,000	63,196

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	10,000	11,478

Time Warner, Inc. debs. 9.15s, 2023	85,000	121,757

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	95,000	102,258

		1,880,000
Consumer staples (1.2%)

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	21,000	30,078

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	29,000	41,177

Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	160,000	158,814

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	41,767

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	161,410

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017	41,000	43,870

CVS Pass-Through Trust 144A company guaranty sr. notes 7.507s, 2032	165,846	212,742

CVS Pass-Through Trust 144A pass-through certificates 6.117s, 2013	18,774	19,021

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	125,000	153,506

Delhaize Group company guaranty sr. unsec. notes 5.7s, 2040 (Belgium)	95,000	84,523

Delhaize Group company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	40,000	38,640

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	230,000	329,837

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	24,347

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/2s, 2040	5,000	6,815

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2042	230,000	256,583

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	55,000	66,560

McDonald's Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	106,417

McDonald's Corp. sr. unsec. notes 5.7s, 2039	90,000	121,113

Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	25,000	27,931

Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.85s, 2016	70,000	80,325

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014 (United Kingdom)	100,000	112,258

		2,117,734
Energy (1.1%)

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031	150,000	200,843

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4.742s, 2021 (United Kingdom)	100,000	116,572

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	34,825

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042 (Canada)	70,000	72,706

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	60,347

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes 4.15s, 2020 (Italy)	130,000	130,897

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	36,840

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	55,000	73,840

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	25,000	30,626

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	15,000	19,940

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	60,000	69,770

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	43,440

Petrobras International Finance Co. company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	146,480

Petrobras International Finance Co. company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	74,047

Petrohawk Energy Corp. company guaranty sr. unsec. notes 7 1/4s, 2018	140,000	159,052

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	120,000	174,759

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	96,761

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	144,169

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	43,628

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	70,000	86,866

Weatherford Bermuda company guaranty sr. unsec. notes 9 5/8s, 2019	23,000	29,937

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	32,838

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	40,750

		1,919,933
Financials (7.0%)

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)	215,000	230,626

Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	103,664

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	67,724

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	202,925

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	114,000	139,508

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	105,000	121,867

Aon PLC jr. unsec. sub. notes 8.205s, 2027	200,000	250,267

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	92,214

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	75,000	68,813

Bank Nederlandse Gemeenten 144A bonds 1 3/4s, 2015 (Netherlands)	2,000,000	2,051,184

Bank of America Corp. sr. unsec. unsub. notes 5 7/8s, 2042	40,000	46,495

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	205,000	237,085

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	120,000	155,896

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)	280,000	301,299

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	245,762

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	44,000	54,906

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049 (France)	130,000	119,600

Camden Property Trust sr. unsec. notes 4 7/8s, 2023(R)	160,000	183,690

Capital One Capital III company guaranty jr. unsec. sub. notes 7.686s, 2036	40,000	40,600

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037	30,000	30,150

Capital One Capital V company guaranty jr. unsec. sub. notes 10 1/4s, 2039	73,000	75,190

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	6,000	7,103

Citigroup, Inc. sub. notes 5s, 2014	140,000	147,661

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	50,000	57,261

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	85,000	92,297

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	35,000	40,705

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	74,881

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s, 2014 (Australia)	185,000	195,101

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	117,640

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020(R)	95,000	122,459

Duke Realty LP sr. unsec. notes 6 1/2s, 2018(R)	15,000	17,418

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	120,000	131,116

GATX Financial Corp. notes 5.8s, 2016	80,000	85,682

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	227,094

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037	145,000	177,669

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	160,000	163,301

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	259,896

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040	245,000	295,112

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	135,000	114,568

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019(R)	60,000	63,967

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)	135,000	148,187

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	295,125

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	170,000	201,060

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	45,000	48,488

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub. notes FRN 1.435s, 2047	488,000	346,621

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	103,499

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	190,000	200,146

Loews Corp. notes 5 1/4s, 2016	35,000	39,444

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	160,000	171,216

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	130,000	191,808

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	370,478

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	354,000

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	52,913

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	60,000	72,404

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	200,000	210,048

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	56,000	58,422

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	33,410

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	33,000	35,325

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	305,000	329,400

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	63,230

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	55,347

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	35,000	43,687

Rabobank Nederland 144A jr. unsec. sub. notes FRN 11s, perpetual maturity (Netherland)	75,000	98,531

Rayonier, Inc. company guaranty sr. unsec. unsub. notes 3 3/4s, 2022(R)	40,000	41,401

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s, 2022 (United Kingdom)	140,000	156,520

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	98,500

Standard Chartered Bank 144A unsec. sub. notes 6.4s, 2017 (United Kingdom)	110,000	125,320

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds FRB 1.389s, 2037	270,000	199,042

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020(R)	40,000	47,452

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	82,253

Teachers Insurance & Annuity Association of America 144A notes 6.85s, 2039	110,000	151,050

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015(R)	85,000	89,827

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	355,747

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	103,069

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s, perpetual maturity	140,000	139,199

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	124,215

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	30,000	31,050

		12,477,830
Government (0.4%)

International Bank for Reconstruction & Development unsec. unsub. bonds 7 5/8s, 2023	500,000	748,540

		748,540
Health care (0.3%)

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	63,595

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	30,000	33,610

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	70,000	81,661

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	50,000	65,413

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020	17,000	19,209

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	45,000	48,565

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	25,000	25,665

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	20,000	20,244

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	10,000	10,108

WellPoint, Inc. notes 7s, 2019	90,000	112,392

		480,462
Technology (0.2%)

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	248,528

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	60,000	63,753

		312,281
Transportation (0.4%)

American Airlines 2011-2 Class A Pass-Through Trust pass-through certificates Ser. 11-2, Class A, 8 5/8s, 2023	48,524	52,224

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	85,000	102,494

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	40,000	49,968

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	14,140	15,307

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	60,979	65,095

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	30,000	32,603

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	72,246

Northwest Airlines Corp. pass-through certificates Ser. 00-1, 7.15s, 2019	167,085	172,348

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	30,000	30,412

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	96,893	110,458

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	20,000	21,434

		724,589
Utilities and power (1.8%)

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	61,224

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	66,827

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	20,000	21,784

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	223,583

Beaver Valley Funding Corp. sr. bonds 9s, 2017	55,000	56,503

Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016	120,000	135,451

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	188,700	200,964

Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	35,000	38,483

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.662s, 2066	248,000	225,523

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	90,000	109,470

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	70,000	74,077

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	100,000	99,822

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	75,000	108,099

El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	35,250

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	100,000	132,730

Electricite de France SA (EDF) 144A sr. notes 5.6s, 2040 (France)	40,000	46,278

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	105,000	121,497

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	35,000	38,971

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	56,619

Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036	30,000	31,779

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	40,233

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	47,449

Kansas Gas and Electric Co. bonds 5.647s, 2021	42,679	46,696

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	10,000	13,329

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	58,773

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	45,000	61,370

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	37,964

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	41,942

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	5,000	5,295

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	210,000	234,223

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	99,000	105,930

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6.572s, 2017	15,000	18,205

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	135,000	183,882

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067 (Canada)	150,000	160,399

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	37,942

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	300,000	319,500

		3,298,066

Total corporate bonds and notes (cost $25,245,260)		$28,467,485

INVESTMENT COMPANIES (1.6%)(a)
	Shares	Value

Financial Select Sector SPDR Fund	113,800	$1,775,280

Utilities Select Sector SPDR Fund	14,800	538,720

Vanguard MSCI Emerging Markets ETF	11,700	488,475

Total investment Companies (cost $2,444,191)		$2,802,475

CONVERTIBLE PREFERRED STOCKS (0.9%)(a)
	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	7,367	$276,492

PPL Corp. $4.75 cv. pfd.	6,805	365,497

PPL Corp. $4.375 cv. pfd.	6,662	365,477

United Technologies Corp. $3.75 cv. pfd.(NON)	9,270	520,047

Total convertible preferred stocks (cost $1,523,288)		$1,527,513

MORTGAGE-BACKED SECURITIES (0.5%)(a)
	Principal amount	Value

Banc of America Commercial Mortgage, Inc. FRB Ser. 05-1, Class A4, 5.247s, 2042	$350,000	$363,615

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	851,414	14,866
Ser. T-56, Class 3, IO, 0.482s, 2043	610,354	8,011
Ser. T-56, Class 1, IO, 0.299s, 2043	797,273	5,980
Ser. T-56, Class 2, IO, 0.131s, 2043	730,654	2,283

GS Mortgage Securities Corp. II 144A Ser. 98-C1, Class F, 6s, 2030	92,718	95,520

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	91,800
Ser. 99-C1, Class G, 6.41s, 2031	97,000	97,000
Ser. 98-C4, Class H, 5.6s, 2035	143,000	155,821

Morgan Stanley Capital I FRB Ser. 07-HQ12, Class A2, 5.759s, 2049	118,220	120,879

Total mortgage-backed securities (cost $872,636)		$955,775

MUNICIPAL BONDS AND NOTES (0.2%)(a)
	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$30,000	$39,572

IL State G.O. Bonds
4.421s, 1/1/15	65,000	68,921
4.071s, 1/1/14	185,000	191,538

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	55,000	74,669

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	40,000	47,328

Total municipal bonds and notes (cost $375,206)		$422,028

ASSET-BACKED SECURITIES (0.0%)(a)
	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023 (In default)(NON)	$14,822	$1

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032	51,851	30,073

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	208,971	20,897

Total asset-backed securities (cost $86,814)		$50,971

SHORT-TERM INVESTMENTS (13.0%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)	20,227,024	$20,227,024

Straight-A Funding, LLC Commercial Paper with an effective yield of 0.178%, October 2, 2012	$3,000,000	$2,999,985

Total short-term investments (cost $23,227,009)		$23,227,009

TOTAL INVESTMENTS

Total investments (cost $163,325,215)(b)		$193,661,890

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $4,159,297) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, October 1, 2042	$3,000,000	10/11/12	$3,166,641
Government National Mortgage Association, 3s, October 1, 2042	1,000,000	10/18/12	1,071,250

Total			$4,237,891

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $178,964,560.
(b)	The aggregate identified cost on a tax basis is $164,706,058, resulting in gross unrealized appreciation and depreciation of $30,942,985 and $1,987,153, respectively, or net unrealized appreciation of $28,955,832.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$15,578,368	$31,359,829	$26,711,173	$14,885	$20,227,024

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $11,588,164 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$2,816,658	$—	$—
Capital goods	4,261,298	—	—
Communication services	6,237,152	—	—
Conglomerates	3,706,544	—	—
Consumer cyclicals	9,995,929	—	—
Consumer staples	$8,677,104	—	—
Energy	14,907,605	—	—
Financials	21,483,531	—	—
Health care	16,806,447	—	—
Technology	9,345,705	—	—
Transportation	695,066	—	—
Utilities and power	4,826,269	—	—
Total common stocks	103,759,308	—	—
Asset-backed securities	$—	$50,971	$—
Convertible preferred stocks	520,047	1,007,466	—
Corporate bonds and notes	—	28,467,485	—
Investment Companies	2,802,475	—	—
Mortgage-backed securities	—	955,775	—
Municipal bonds and notes	—	422,028	—
U.S. Government and Agency Mortgage Obligations	—	17,792,955	—
U.S. Treasury Obligations	—	14,656,371	—
Short-term investments	—	23,227,009	—

Totals by level	$107,081,830	$86,580,060	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	—	(4,237,891)	—

Totals by level	$—	$(4,237,891)	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Global Asset Allocation Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (49.5%)(a)
			Shares	Value

Basic materials (2.9%)

Agrium, Inc. (Canada)(S)			123	$12,726

Albemarle Corp.			2,500	131,700

American Vanguard Corp.(S)			699	24,325

Andersons, Inc. (The)			57	2,147

Archer Daniels-Midland Co.			340	9,241

Arkema (France)			367	34,475

Assa Abloy AB Class B (Sweden)			3,907	126,807

Barrick Gold Corp. (Canada)			700	29,250

BASF SE (Germany)			3,432	289,995

Bemis Co., Inc.(S)			3,300	103,851

BHP Billiton PLC (United Kingdom)			2,683	83,787

BHP Billiton, Ltd. (Australia)			4,555	156,070

Black Earth Farming, Ltd. SDR (Jersey)(NON)			606	1,130

Buckeye Technologies, Inc.			1,187	38,055

Cambrex Corp.(NON)			3,771	44,234

CF Industries Holdings, Inc.			1,571	349,139

Chicago Bridge & Iron Co., NV (Netherlands)			3,400	129,506

China Shanshui Cement Group, Ltd. (China)			22,000	14,283

Cliffs Natural Resources, Inc.(S)			1,187	46,447

Cresud S.A.C.I.F. y A. ADR (Argentina)(S)			247	2,018

Cytec Industries, Inc.			1,500	98,280

Domtar Corp. (Canada)			1,200	93,948

Eagle Materials, Inc.			729	33,724

Evraz PLC (United Kingdom)			27,296	109,127

First Resources, Ltd. (Singapore)			8,000	13,764

Fortescue Metals Group, Ltd. (Australia)(S)			4,042	14,443

Fortune Brands Home & Security, Inc.(NON)			5,800	156,658

Furmanite Corp.(NON)			3,561	20,226

Georgia Gulf Corp.			408	14,778

Goldcorp, Inc. (Canada)			2,267	104,092

Golden Agri-Resources, Ltd. (Singapore)			34,000	18,208

GrainCorp, Ltd. (Australia)			716	6,651

Incitec Pivot, Ltd. (Australia)			2,057	6,323

Indocement Tunggal Prakarsa (Indonesia)			6,000	12,742

Innophos Holdings, Inc.(S)			1,156	56,054

Innospec, Inc.(NON)(S)			1,324	44,910

Intrepid Potash, Inc.(NON)(S)			177	3,802

K&S AG (Germany)			442	21,780

KapStone Paper and Packaging Corp.(NON)			1,361	30,473

Koninklijke DSM NV (Netherlands)			1,490	74,484

Kraton Performance Polymers, Inc.(NON)			585	15,269

Kronos Worldwide, Inc.			1,891	28,252

KWS Saat AG (Germany)			13	3,468

L.B. Foster Co. Class A			460	14,876

Landec Corp.(NON)			2,131	24,400

Lanxess AG (Germany)			640	53,131

Linde AG (Germany)			535	92,238

LSB Industries, Inc.(NON)			3,520	154,422

LyondellBasell Industries NV Class A (Netherlands)			7,300	377,118

Minerals Technologies, Inc.			230	16,314

Monsanto Co.			10,251	933,046

Mosaic Co. (The)			131	7,547

Newcrest Mining, Ltd. (Australia)			452	13,435

Nitto Denko Corp. (Japan)			3,600	171,450

NN, Inc.(NON)(S)			3,048	25,878

Nufarm, Ltd. (Australia)			1,026	6,436

OM Group, Inc.(NON)			1,000	18,540

PolyOne Corp.(S)			3,658	60,613

Potash Corp. of Saskatchewan, Inc. (Canada)			366	15,892

PPG Industries, Inc.			3,600	413,424

PT Astra Agro Lestari Tbk (Indonesia)			1,500	3,428

Rio Tinto PLC (United Kingdom)			3,306	154,543

Rio Tinto, Ltd. (Australia)			3,064	168,098

Sealed Air Corp.			3,995	61,763

SLC Agricola SA (Brazil)			272	2,918

Sociedad Quimica y Minera de Chile SA ADR (Chile)			212	13,068

Steel Dynamics, Inc.			6,600	74,118

Stillwater Mining Co.(NON)			2,074	24,452

Syngenta AG (Switzerland)			358	133,785

Teck Resources, Ltd. Class B (Canada)			700	20,656

Trex Co., Inc.(NON)			1,067	36,406

Tronox, Ltd. Class A(S)			1,725	39,071

Valspar Corp.			2,800	157,080

Vilmorin & Cie (France)			29	3,490

Viterra, Inc. (Canada)			597	9,783

voestalpine AG (Austria)			2,379	71,481

W.R. Grace & Co.(NON)			973	57,485

Westlake Chemical Corp.			800	58,448

Wilmar International, Ltd. (Singapore)			2,000	5,274

Xstrata PLC (United Kingdom)			932	14,463

Yara International ASA (Norway)			198	9,944

				6,129,156
Capital goods (2.6%)

ABB, Ltd. (Switzerland)			4,436	83,394

AGCO Corp.(NON)			298	14,149

Aisin Seiki Co., Ltd. (Japan)			2,500	71,050

Amada Co., Ltd. (Japan)			2,000	8,756

American Axle & Manufacturing Holdings, Inc.(NON)(S)			1,556	17,536

Applied Industrial Technologies, Inc.			1,256	52,036

AZZ, Inc.			766	29,093

Canon, Inc. (Japan)			1,600	51,204

Cascade Corp.(S)			929	50,853

Chart Industries, Inc.(NON)(S)			1,056	77,986

Chase Corp.(S)			1,228	22,558

China Communications Construction Co., Ltd. (China)			43,000	34,611

Chiyoda Corp. (Japan)			1,000	15,544

CNH Global NV (Netherlands)(NON)(S)			227	8,801

Cobham PLC (United Kingdom)			22,150	79,478

Cummins, Inc.(S)			4,600	424,166

Daelim Industrial Co., Ltd. (South Korea)			185	15,684

Deere & Co.			179	14,766

Dongfang Electric Corp., Ltd. (China)			10,800	14,646

Dover Corp.(S)			5,038	299,711

DXP Enterprises, Inc.(NON)			854	40,796

Embraer SA ADR (Brazil)			300	7,986

Emerson Electric Co.			16,305	787,042

European Aeronautic Defense and Space Co. NV (France)			3,986	126,721

Finning International, Inc. (Canada)			600	14,550

Fluor Corp.			4,902	275,885

Franklin Electric Co., Inc.(S)			879	53,171

Fuji Electric Co., Ltd. (Japan)			28,000	56,996

Gardner Denver, Inc.			571	34,494

Generac Holdings, Inc.			1,080	24,721

Global Power Equipment Group, Inc.			788	14,570

Great Lakes Dredge & Dock Corp.			9,787	75,360

Greenbrier Companies, Inc.(NON)(S)			2,891	46,661

Hyflux, Ltd. (Singapore)(S)			16,000	18,270

IHI Corp. (Japan)			16,000	35,645

JGC Corp. (Japan)			3,000	100,080

Lindsay Corp.			110	7,917

Lockheed Martin Corp.			6,418	599,313

McDermott International, Inc.(NON)(S)			13,990	170,958

Metso Corp. OYJ (Finland)			302	10,850

Mitsubishi Electric Corp. (Japan)			7,000	51,549

NACCO Industries, Inc. Class A			228	28,593

Raytheon Co.(S)			8,941	511,068

Rolls-Royce Holdings PLC (United Kingdom)			3,401	46,415

Safran SA (France)			324	11,679

Schindler Holding AG (Switzerland)			550	67,705

Schneider Electric SA (France)			648	38,488

Singapore Technologies Engineering, Ltd. (Singapore)			11,000	31,677

Smith & Wesson Holding Corp.(NON)(S)			2,167	23,859

Standard Motor Products, Inc.(S)			2,160	39,787

Standex International Corp.			654	29,070

Staples, Inc.(S)			16,500	190,080

Sturm Ruger & Co., Inc.(S)			731	36,177

Tetra Tech, Inc.(NON)(S)			559	14,679

Textron, Inc.(S)			8,400	219,828

TriMas Corp.(NON)(S)			3,674	88,580

Valmont Industries, Inc.(S)			452	59,438

Vinci SA (France)			2,755	117,743

				5,494,423
Communication services (2.6%)

Allot Communications, Ltd. (Israel)(NON)(S)			1,097	29,092

Aruba Networks, Inc.(NON)			1,081	24,306

AT&T, Inc.			17,731	668,459

BCE, Inc. (Canada)			870	38,274

BroadSoft, Inc.(NON)			516	21,166

BT Group PLC (United Kingdom)			52,105	194,349

CalAmp Corp.(NON)			2,304	18,916

Cincinnati Bell, Inc.(NON)(S)			7,531	42,927

Comcast Corp. Class A			37,500	1,341,375

Comtech Telecommunications Corp.(S)			1,229	33,970

Deutsche Telekom AG (Germany)			5,525	67,995

EchoStar Corp. Class A(NON)			5,638	161,585

France Telecom SA (France)			5,281	63,843

HSN, Inc.(S)			1,166	57,192

IAC/InterActiveCorp.			4,000	208,240

InterDigital, Inc.			319	11,892

InterXion Holding NV (Netherlands)(NON)			1,137	25,833

Kabel Deutschland Holding AG (Germany)(NON)			2,309	164,969

Loral Space & Communications, Inc.			636	45,220

NeuStar, Inc. Class A(NON)			1,299	51,999

Nippon Telegraph & Telephone (NTT) Corp. (Japan)			3,300	156,590

NTELOS Holdings Corp.(S)			2,212	38,422

NTT DoCoMo, Inc. (Japan)			28	45,409

Premiere Global Services, Inc.(NON)			1,559	14,577

Tele2 AB Class B (Sweden)			3,232	58,757

Telecity Group PLC (United Kingdom)			2,015	29,167

Telefonica SA (Spain)			5,253	70,046

USA Mobility, Inc.			1,764	20,939

Verizon Communications, Inc.(S)			31,621	1,440,969

Vodafone Group PLC (United Kingdom)			77,005	219,161

Ziggo NV (Netherlands)			643	21,851

				5,387,490
Conglomerates (1.3%)

AMETEK, Inc.(S)			7,200	255,240

Danaher Corp.			12,600	694,890

General Electric Co.			34,045	773,162

Marubeni Corp. (Japan)			4,000	25,506

Mitsui & Co., Ltd. (Japan)			5,400	75,918

Siemens AG (Germany)			1,897	189,438

Tyco International, Ltd.			11,695	657,961

				2,672,115
Consumer cyclicals (5.6%)

Advance Auto Parts, Inc.			1,900	130,036

Aeon Co., Ltd. (Japan)			4,800	54,198

Aggreko PLC (United Kingdom)			998	37,374

Alliance Data Systems Corp.(NON)(S)			1,900	269,705

Bayerische Motoren Werke (BMW) AG (Germany)			622	45,599

Beazer Homes USA, Inc.(NON)(S)			20,003	71,011

Bed Bath & Beyond, Inc.(NON)(S)			5,300	333,900

Belo Corp. Class A(S)			10,934	85,613

Big Lots, Inc.(NON)			1,513	44,755

Bluegreen Corp.(NON)			3,103	19,487

BR Malls Participacoes SA (Brazil)			600	8,331

Brilliance China Automotive Holdings, Inc. (China)(NON)			16,000	17,553

Brunswick Corp.(S)			539	12,198

Buckle, Inc. (The)			535	24,305

Bunzl PLC (United Kingdom)			4,308	77,287

Cabela's, Inc.(NON)(S)			1,005	54,953

Cash America International, Inc.(S)			472	18,205

CBS Corp. Class B			13,600	494,088

Christian Dior SA (France)			571	76,841

Coach, Inc.			5,755	322,395

Compass Group PLC (United Kingdom)			10,821	119,680

Conn's, Inc.(NON)			2,311	50,958

Continental AG (Germany)			439	43,068

Cooper Tire & Rubber Co.(S)			4,188	80,326

Corporate Executive Board Co. (The)			402	21,559

Crocs, Inc.(NON)			1,515	24,558

Daihatsu Motor Co., Ltd. (Japan)			3,000	50,010

Daimler AG (Registered Shares) (Germany)			1,490	72,270

Deckers Outdoor Corp.(NON)			337	12,348

Deluxe Corp.(S)			2,119	64,757

Demand Media, Inc.(NON)			1,175	12,772

Destination Maternity Corp.			2,537	47,442

Dillards, Inc. Class A(S)			2,400	173,568

Dolby Laboratories, Inc. Class A(NON)(S)			2,300	75,325

Dun & Bradstreet Corp. (The)(S)			1,700	135,354

Elders, Ltd. (Australia)(NON)			6,143	1,585

Expedia, Inc.(S)			2,950	170,628

Express, Inc.(NON)			1,967	29,151

Fiat Industrial SpA (Italy)			11,340	111,238

Fiat SpA (Italy)(NON)			2,772	14,852

Finish Line, Inc. (The) Class A			2,654	60,352

Foot Locker, Inc.(S)			9,300	330,150

Foschini Group, Ltd. (The) (South Africa)			633	9,648

Francesca's Holdings Corp.(NON)			1,114	34,233

GameStop Corp. Class A(S)			1,068	22,428

Gannett Co., Inc.(S)			7,300	129,575

General Motors Co.(NON)			15,200	345,800

Genesco, Inc.(NON)			273	18,217

Global Cash Access Holdings, Inc.(NON)			3,097	24,931

Global Mediacom Tbk PT (Indonesia)			54,500	11,642

Goodyear Tire & Rubber Co. (The)(NON)			3,982	48,541

Haier Electronics Group Co., Ltd. (China)(NON)			24,000	27,812

Hakuhodo DY Holdings, Inc. (Japan)			1,320	88,931

Helen of Troy, Ltd.(NON)			701	22,313

HMS Holdings Corp.(NON)			848	28,349

Home Depot, Inc. (The)			15,800	953,846

Indofood Agri Resources, Ltd. (Singapore)			1,000	1,108

Isuzu Motors, Ltd. (Japan)			22,000	106,178

KAR Auction Services, Inc.(NON)			1,861	36,736

Kingfisher PLC (United Kingdom)			9,033	38,599

La-Z-Boy, Inc.(NON)(S)			4,079	59,676

LeapFrog Enterprises, Inc.(NON)			4,250	38,335

Lear Corp.			2,900	109,591

Localiza Rent a Car SA (Brazil)			1,000	17,561

Lowe's Cos., Inc.			11,400	344,736

LS Corp. (South Korea)			103	8,941

Lumber Liquidators Holdings, Inc.(NON)			290	14,697

LVMH Moet Hennessy Louis Vuitton SA (France)			463	69,822

M.D.C. Holdings, Inc.			643	24,762

Macy's, Inc.			9,000	338,580

Major Cineplex Group PCL (Thailand)			10,000	6,140

Marriott International, Inc. Class A(S)			6,200	242,420

McGraw-Hill Cos., Inc. (The)(S)			6,600	360,294

MGM China Holdings, Ltd. (Hong Kong)			35,600	61,349

Mitsubishi Motors Corp. (Japan)(NON)			51,000	47,029

News Corp. Class A			26,600	652,498

Next PLC (United Kingdom)			2,241	125,134

Nissan Motor Co., Ltd. (Japan)			13,100	111,533

O'Reilly Automotive, Inc.(NON)			2,900	242,498

OPAP SA (Greece)			4,662	24,027

Pearson PLC (United Kingdom)			1,677	32,816

PetSmart, Inc.			3,000	206,940

Pier 1 Imports, Inc.			750	14,055

PPR SA (France)			154	23,702

Priceline.com, Inc.(NON)			300	185,619

Publicis Group SA (France)			1,694	94,979

Randstad Holding NV (Netherlands)			595	19,830

Rent-A-Center, Inc.			792	27,783

RPX Corp.(NON)			1,276	14,304

Ryland Group, Inc. (The)(S)			2,385	71,550

Scania AB Class B (Sweden)			3,290	60,569

Scholastic Corp.(S)			904	28,729

Sinclair Broadcast Group, Inc. Class A			5,131	57,519

SJM Holdings, Ltd. (Hong Kong)			38,000	82,293

Sonic Automotive, Inc. Class A			6,496	123,294

Spectrum Brands Holdings, Inc.(NON)			461	18,445

Standard Parking Corp.(NON)(S)			2,298	51,544

Suzuki Motor Corp. (Japan)			4,300	83,416

Swire Pacific, Ltd. Class A (Hong Kong)			9,000	109,933

TNS, Inc.(NON)			2,293	34,280

Towers Watson & Co. Class A			2,000	106,100

Town Sports International Holdings, Inc.(NON)			2,751	34,030

True Religion Apparel, Inc.			1,096	23,378

Trump Entertainment Resorts, Inc.(NON)			34	136

TUI Travel PLC (United Kingdom)			9,433	35,738

URS Corp.			2,800	98,868

Valeo SA (France)			830	38,533

Vertis Holdings, Inc.(NON)(F)			115	1

Viacom, Inc. Class B			10,524	563,981

VistaPrint NV(NON)			3,600	122,940

Volkswagen AG (Preference) (Germany)			516	94,253

Volvo AB Class B (Sweden)			1,492	21,008

VOXX International Corp.(NON)			4,259	31,857

Wal-Mart de Mexico SAB de CV ADR (Mexico)(S)			800	22,440

Wal-Mart Stores, Inc.			2,797	206,419

WPP PLC (United Kingdom)			6,639	90,395

Wyndham Worldwide Corp.			4,000	209,920

Wynn Resorts, Ltd.			1,900	219,336

				12,009,228
Consumer staples (4.7%)

AFC Enterprises(NON)			4,365	107,379

Ajinomoto Co., Inc. (Japan)			2,000	31,322

Anheuser-Busch InBev NV (Belgium)			2,022	172,965

Associated British Foods PLC (United Kingdom)			3,041	63,373

Avis Budget Group, Inc.(NON)(S)			5,052	77,700

Barrett Business Services, Inc.			993	26,910

Beacon Roofing Supply, Inc.(NON)(S)			1,458	41,553

BRF - Brasil Foods SA ADR (Brazil)			343	5,934

Brinker International, Inc.(S)			3,744	132,163

British American Tobacco (BAT) PLC (United Kingdom)			3,504	180,171

Buffalo Wild Wings, Inc.(NON)(S)			409	35,068

Bunge, Ltd.			139	9,320

Campbell Soup Co.			6,500	226,330

Casino Guichard-Perrachon SA (France)			987	87,515

Chaoda Modern Agriculture Holdings, Ltd. (China)(F)(NON)			10,000	645

Cheesecake Factory, Inc. (The)			556	19,877

Chiquita Brands International, Inc.(NON)			120	917

Church & Dwight Co., Inc.(S)			1,400	75,586

Coca-Cola Co. (The)			9,200	348,956

Cola-Cola Amatil, Ltd. (Australia)			1,685	23,619

ConAgra Foods, Inc.			12,600	347,634

Core-Mark Holding Co., Inc.			689	33,148

Costco Wholesale Corp.			9,000	901,125

CVS Caremark Corp.(S)			18,300	886,086

Danone (France)			826	50,935

Diageo PLC (United Kingdom)			2,287	64,394

Distribuidora Internacional de Alimentacion SA (Spain)			8,656	47,863

Domino's Pizza, Inc.			532	20,056

Dr. Pepper Snapple Group, Inc.(S)			4,300	191,479

Fomento Economico Mexicano SAB de CV ADR (Mexico)			300	27,594

Geo Group, Inc. (The)(S)			2,480	68,622

Glanbia PLC (Ireland)			430	3,813

Heineken Holding NV (Netherlands)			1,599	77,803

Imperial Tobacco Group PLC (United Kingdom)			255	9,452

Ingredion, Inc.			143	7,888

IOI Corp. Bhd (Malaysia)			3,700	6,027

Itron, Inc.(NON)(S)			1,337	57,692

Japan Tobacco, Inc. (Japan)			8,200	245,759

Kao Corp. (Japan)			3,000	88,412

Kerry Group PLC Class A (Ireland)			1,813	92,730

Koninklijke Ahold NV (Netherlands)			5,065	63,494

Kroger Co. (The)(S)			16,100	378,994

Kuala Lumpur Kepong Bhd (Malaysia)			900	6,498

Lawson, Inc. (Japan)			500	38,421

Lorillard, Inc.			3,500	407,575

Maple Leaf Foods, Inc. (Canada)			278	3,133

McDonald's Corp.(S)			1,614	148,085

Minor International PCL (Thailand)			31,100	15,560

Molson Coors Brewing Co. Class B			5,400	243,270

Nestle SA (Switzerland)			5,429	342,468

Olam International, Ltd. (Singapore)			2,000	3,321

On Assignment, Inc.(NON)			1,597	31,812

OpenTable, Inc.(NON)			570	23,712

PepsiCo, Inc.			2,380	168,433

Pernod-Ricard SA (France)			667	74,955

Philip Morris International, Inc.			18,161	1,633,400

Prestige Brands Holdings, Inc.(NON)			1,689	28,645

Procter & Gamble Co. (The)			8,524	591,225

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)			13,500	3,446

Rakuten, Inc. (Japan)			4,000	40,700

Robert Half International, Inc.			5,000	133,150

SABMiller PLC (United Kingdom)			1,193	52,484

Smithfield Foods, Inc.(NON)			156	3,065

Spartan Stores, Inc.(S)			1,240	18,984

Tate & Lyle PLC (United Kingdom)			488	5,249

Tesco PLC (United Kingdom)			5,227	28,046

Toyota Tsusho Corp. (Japan)			4,600	98,303

Tyson Foods, Inc. Class A			274	4,389

Unilever PLC (United Kingdom)			1,630	59,368

USANA Health Sciences, Inc.(NON)			309	14,359

Walgreen Co.			10,200	371,688

WM Morrison Supermarkets PLC (United Kingdom)			4,141	19,097

Woolworths, Ltd. (Australia)			3,211	95,588

Yamazaki Baking Co., Inc. (Japan)			4,000	53,478

				10,100,210
Energy (4.7%)

Basic Energy Services, Inc.(NON)(S)			2,917	32,729

BG Group PLC (United Kingdom)			6,992	141,582

BP PLC (United Kingdom)			12,133	85,637

Canadian Natural Resources, Ltd. (Canada)			2,600	80,214

Chevron Corp.			11,901	1,387,181

Clayton Williams Energy, Inc.(NON)(S)			461	23,921

ConocoPhillips			3,648	208,593

CVR Energy, Inc. (Escrow)(F)			1,984	—

Deepocean Group (Shell) (acquired 06/09/11, cost $19,306) (Norway)(RES)			1,329	19,935

Delek US Holdings, Inc.			3,030	77,235

Diamond Offshore Drilling, Inc.(S)			2,000	131,620

ENI SpA (Italy)(S)			8,064	176,933

EPL Oil & Gas, Inc.(NON)(S)			2,102	42,650

Exxon Mobil Corp.			20,204	1,847,656

Ezion Holdings, Ltd. (Singapore)			14,000	15,255

Halliburton Co.			1,000	33,690

Helix Energy Solutions Group, Inc.(NON)(S)			4,084	74,615

Helmerich & Payne, Inc.(S)			2,500	119,025

HollyFrontier Corp.			4,800	198,096

Inpex Corp. (Japan)			13	77,008

Key Energy Services, Inc.(NON)			4,069	28,483

Kodiak Oil & Gas Corp.(NON)			3,516	32,910

Marathon Oil Corp.			11,800	348,926

Marathon Petroleum Corp.			6,650	363,024

Mitcham Industries, Inc.(NON)			1,016	16,185

Murphy Oil Corp.			3,900	209,391

National Oilwell Varco, Inc.(S)			6,500	520,715

Occidental Petroleum Corp.			6,595	567,566

Oceaneering International, Inc.(S)			5,300	292,825

Peabody Energy Corp.			5,900	131,511

Petrofac, Ltd. (Jersey)			5,320	137,435

Petroleo Brasileiro SA ADR (Brazil)			535	12,273

Phillips 66			1,824	84,579

Repsol YPF SA (Spain)			2,465	47,978

Rosetta Resources, Inc.(NON)(S)			490	23,471

Royal Dutch Shell PLC Class A (United Kingdom)			5,566	192,768

Royal Dutch Shell PLC Class A (United Kingdom)			4,168	144,367

Royal Dutch Shell PLC Class B (United Kingdom)			4,007	142,522

Schlumberger, Ltd.			2,300	166,359

Stallion Oilfield Holdings, Ltd.			143	4,719

Statoil ASA (Norway)			5,019	129,829

Stone Energy Corp.(NON)(S)			1,422	35,721

Suncor Energy, Inc. (Canada)			900	29,606

Superior Energy Services(NON)			4,400	90,288

Swift Energy Co.(NON)(S)			1,824	38,085

Technip SA (France)			678	75,651

Tesoro Corp.			6,201	259,822

Total SA (France)			2,359	117,334

Tullow Oil PLC (United Kingdom)			1,885	41,812

Unit Corp.(NON)			688	28,552

Vaalco Energy, Inc.(NON)(S)			7,642	65,339

Valero Energy Corp.			16,500	522,720

W&T Offshore, Inc.			1,379	25,898

Walter Energy, Inc.			1,994	64,725

Western Refining, Inc.			2,139	55,999

Williams Cos., Inc. (The)			6,700	234,299

				10,057,262
Financials (8.2%)

3i Group PLC (United Kingdom)			10,878	39,236

ACE, Ltd.			718	54,281

AG Mortgage Investment Trust, Inc.(R)			711	17,156

Agree Realty Corp.(R)			1,196	30,486

AIA Group, Ltd. (Hong Kong)			40,400	149,979

Allianz SE (Germany)			1,274	151,697

Allied World Assurance Co. Holdings AG			2,377	183,623

American Equity Investment Life Holding Co.(S)			3,800	44,194

American Financial Group, Inc.			3,344	126,738

Amtrust Financial Services, Inc.(S)			746	19,113

Aon PLC(S)			9,500	496,755

Apollo Commercial Real Estate Finance, Inc.(R)			1,445	25,056

Apollo Residential Mortgage, Inc.			1,909	42,074

Arch Capital Group, Ltd.(NON)(S)			4,904	204,399

Arlington Asset Investment Corp. Class A(S)			817	19,494

ARMOUR Residential REIT, Inc.(R)			3,812	29,200

Ashford Hospitality Trust, Inc.(R)			4,485	37,674

Ashmore Group PLC (United Kingdom)			6,001	33,095

Assurant, Inc.			3,800	141,740

Australia & New Zealand Banking Group, Ltd. (Australia)			9,636	246,479

AvalonBay Communities, Inc.(R)			2,100	285,579

AXA SA (France)			7,847	117,257

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)			4,390	34,710

Banco Latinoamericano de Exportaciones SA Class E (Panama)			2,681	59,223

Banco Santander Central Hispano SA (Spain)(NON)			8,462	63,394

Bank of America Corp.			6,904	60,962

Barclays PLC (United Kingdom)			64,398	224,164

Berkshire Hathaway, Inc. Class B(NON)			4,200	370,440

BM&F Bovespa SA (Brazil)			3,500	21,149

BNP Paribas SA (France)			2,455	117,338

BofI Holding, Inc.(NON)			2,086	54,340

British Land Company PLC (United Kingdom)(R)			4,648	39,262

Cardinal Financial Corp.			2,336	33,405

Cardtronics, Inc.(NON)			1,075	32,014

CBL & Associates Properties, Inc.(R)			4,596	98,079

CBOE Holdings, Inc.			6,100	179,462

Chimera Investment Corp.(R)			38,887	105,384

China Construction Bank Corp. (China)			57,000	39,388

CIT Group, Inc.(NON)			2,800	110,292

Citigroup, Inc.			4,479	146,553

Citizens & Northern Corp.			1,505	29,513

Citizens Republic Bancorp, Inc.(NON)			1,336	25,852

City National Corp.(S)			800	41,208

CNO Financial Group, Inc.			5,239	50,556

Commonwealth Bank of Australia (Australia)			2,855	164,606

Credit Acceptance Corp.(NON)			158	13,511

Credit Suisse Group (Switzerland)			1,595	33,922

DBS Group Holdings, Ltd. (Singapore)			5,000	58,400

Deutsche Bank AG (Germany)			3,183	125,969

Dexus Property Group (Australia)			92,509	91,133

Dynex Capital, Inc.(R)			3,328	35,776

East West Bancorp, Inc.(S)			1,910	40,339

Eaton Vance Corp.(S)			7,800	225,888

Education Realty Trust, Inc.(R)			3,950	43,055

Entertainment Properties Trust(R)			475	21,104

Equity Residential Trust(R)			6,100	350,933

Everest Re Group, Ltd.			1,700	181,832

Fidelity National Financial, Inc. Class A(S)			8,700	186,093

Financial Institutions, Inc.(S)			1,558	29,041

First Community Bancshares Inc.			1,476	22,524

First Industrial Realty Trust(NON)(R)			2,114	27,778

Flushing Financial Corp.			2,725	43,055

Genworth Financial, Inc. Class A(NON)			10,877	56,887

Glimcher Realty Trust(R)			2,800	29,596

Goldman Sachs Group, Inc. (The)			2,800	318,304

Hachijuni Bank, Ltd. (The) (Japan)			11,000	60,638

Hang Lung Group, Ltd. (Hong Kong)			11,000	69,482

Hanmi Financial Corp.(NON)			3,082	39,480

Hartford Financial Services Group, Inc. (The)(S)			14,300	277,992

Heartland Financial USA, Inc.(S)			1,046	28,524

HFF, Inc. Class A(NON)(S)			4,937	73,561

Home Bancshares, Inc.			682	23,249

Hongkong Land Holdings, Ltd. (Hong Kong)			3,000	17,990

Housing Development Finance Corp., Ltd. (HDFC) (India)(NON)			2,198	32,224

HSBC Holdings, PLC (United Kingdom)			30,188	280,118

Hysan Development Co., Ltd. (Hong Kong)			4,000	18,160

ING Groep NV GDR (Netherlands)(NON)			12,884	102,421

Insurance Australia Group, Ltd. (Australia)			23,630	106,739

Invesco Mortgage Capital, Inc.(R)			1,148	23,109

Investment AB Kinnevik Class B (Sweden)			4,059	84,419

Investors Real Estate Trust(R)			3,247	26,853

Jefferies Group, Inc.			11,900	162,911

Jones Lang LaSalle, Inc.			656	50,086

JPMorgan Chase & Co.			27,543	1,114,941

Kasikornbank PCL NVDR (Thailand)			1,700	10,042

Lexington Realty Trust(R)			8,846	85,452

LTC Properties, Inc.(R)			1,681	53,540

M&T Bank Corp.(S)			2,400	228,384

Macquarie Group, Ltd. (Australia)			638	18,732

Maiden Holdings, Ltd. (Bermuda)			2,577	22,910

MainSource Financial Group, Inc.			2,315	29,725

MFA Financial, Inc.(R)			3,826	32,521

Mission West Properties(R)			2,225	19,358

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)			36,900	171,927

Mitsui Fudosan Co., Ltd. (Japan)			4,000	80,046

Morgan Stanley			26,000	435,240

Nasdaq OMX Group, Inc. (The)			8,100	188,690

National Australia Bank, Ltd. (Australia)			2,625	69,162

National Bank of Canada (Canada)			570	43,137

National Financial Partners Corp.(NON)			1,262	21,328

National Health Investors, Inc.(R)			1,497	77,006

Nationstar Mortgage Holdings, Inc.(NON)(S)			1,238	41,077

Nelnet, Inc. Class A			1,391	33,022

Northern Trust Corp.			8,100	375,962

Ocwen Financial Corp.(NON)			3,212	88,041

One Liberty Properties, Inc.(R)			1,569	29,262

ORIX Corp. (Japan)			1,580	158,432

PartnerRe, Ltd.			1,244	92,404

Peoples Bancorp, Inc.			1,437	32,893

Persimmon PLC (United Kingdom)			2,418	29,704

PNC Financial Services Group, Inc.			5,900	372,290

Popular, Inc. (Puerto Rico)(NON)			1,212	21,125

Portfolio Recovery Associates, Inc.(NON)(S)			308	32,164

ProAssurance Corp.			937	84,742

Protective Life Corp.			1,204	31,557

Prudential Financial, Inc.			1,986	108,257

Prudential PLC (United Kingdom)			16,459	213,569

PS Business Parks, Inc.(R)			1,051	70,228

Public Storage(R)			2,800	389,676

Rayonier, Inc.(R)			3,100	151,931

Regus PLC (United Kingdom)			14,385	23,688

Reinsurance Group of America, Inc. Class A			1,384	80,092

RenaissanceRe Holdings, Ltd.(S)			1,981	152,616

Republic Bancorp, Inc. Class A(S)			934	20,501

Resona Holdings, Inc. (Japan)			11,300	46,305

Royal Bank of Scotland Group PLC (United Kingdom)(NON)			4,921	20,439

Sberbank of Russia ADR (Russia)			6,887	81,071

SCOR SE (France)			868	22,363

Simon Property Group, Inc.(R)			5,100	774,231

Societe Generale SA (France)(NON)			671	19,139

Southside Bancshares, Inc.(S)			1,148	25,038

Sovran Self Storage, Inc.(R)			1,069	61,842

St. Joe Co. (The)(NON)(S)			5,600	109,200

Standard Chartered PLC (United Kingdom)			4,331	98,105

Starwood Property Trust, Inc.(R)			893	20,780

Stockland (Units) (Australia)(R)			20,399	70,477

Sun Hung Kai Properties, Ltd. (Hong Kong)			3,000	43,922

Suncorp Group, Ltd. (Australia)			8,101	77,607

Svenska Handelsbanken AB Class A (Sweden)			2,465	92,599

Swedbank AB Class A (Sweden)			4,945	93,018

Swiss Life Holding AG (Switzerland)			820	97,896

SWS Group, Inc.(NON)			4,028	24,611

Symetra Financial Corp.			2,551	31,377

TD Ameritrade Holding Corp.			12,900	198,273

Toronto-Dominion Bank (The) (Canada)(S)			2,600	216,684

UBS AG (Switzerland)			4,273	52,150

UniCredit SpA (Italy)(NON)			4,697	19,634

United Overseas Bank, Ltd. (Singapore)			1,000	15,967

Universal Health Realty Income Trust(R)			392	18,024

Urstadt Biddle Properties, Inc. Class A(R)			1,253	25,348

Validus Holdings, Ltd.			3,305	112,073

Virginia Commerce Bancorp, Inc.(NON)			3,751	32,821

Visa, Inc. Class A			200	26,856

W.R. Berkley Corp.			4,400	164,956

Walker & Dunlop, Inc.(NON)(S)			2,351	36,135

Walter Investment Management Corp.			1,543	57,106

Washington Banking Co.(S)			1,805	25,577

Wells Fargo & Co.			33,485	1,156,237

Westpac Banking Corp. (Australia)			3,076	79,006

Wheelock and Co., Ltd. (Hong Kong)			12,000	51,508

World Acceptance Corp.(NON)			341	23,000

				17,466,444
Health care (5.5%)

Abbott Laboratories			1,500	102,840

ABIOMED, Inc.(NON)(S)			1,212	25,440

Aetna, Inc.(S)			7,822	309,751

Affymax, Inc.(NON)(S)			1,767	37,213

Alfresa Holdings Corp. (Japan)			900	44,359

Amedisys, Inc.(NON)(S)			374	5,165

AmerisourceBergen Corp.(S)			6,000	232,260

Amgen, Inc.			2,100	177,072

AmSurg Corp.(NON)			1,064	30,196

Astellas Pharma, Inc. (Japan)			2,300	116,819

AstraZeneca PLC (United Kingdom)			2,584	123,445

athenahealth, Inc.(NON)			190	17,436

Bayer AG (Germany)			2,388	205,468

Bio-Reference Labs, Inc.(NON)			696	19,892

Biosensors International Group, Ltd. (Singapore)(NON)			12,000	11,886

C.R. Bard, Inc.			2,000	209,300

Celgene Corp.(NON)			2,200	168,080

Centene Corp.(NON)			317	11,859

Coloplast A/S Class B (Denmark)			383	79,787

Community Health Systems, Inc.(NON)			2,144	62,476

Computer Programs & Systems, Inc.			271	15,054

Conmed Corp.(S)			2,141	61,019

Covidien PLC(S)			931	55,320

Cubist Pharmaceuticals, Inc.(NON)(S)			1,075	51,256

Cyberonics, Inc.(NON)			422	22,121

Eli Lilly & Co.			18,363	870,590

Endo Health Solutions, Inc.(NON)			6,613	209,764

Forest Laboratories, Inc.(NON)			15,025	535,040

Fresenius SE & Co. KGgA (Germany)			742	86,216

Gilead Sciences, Inc.(NON)(S)			7,800	517,374

GlaxoSmithKline PLC (United Kingdom)			9,398	216,791

Greatbatch, Inc.(NON)			2,633	64,061

Grifols SA ADR (Spain)(NON)(S)			2,168	49,495

Haemonetics Corp.(NON)			424	34,005

HCA Holdings, Inc.			3,300	109,725

Health Management Associates, Inc. Class A(NON)(S)			8,600	72,154

Health Net, Inc.(NON)			916	20,619

HealthSouth Corp.(NON)(S)			1,962	47,206

Hi-Tech Pharmacal Co., Inc.(NON)			481	15,926

Humana, Inc.			3,500	245,525

Impax Laboratories, Inc.(NON)			2,146	55,710

Jazz Pharmaceuticals PLC(NON)(S)			2,332	132,947

Johnson & Johnson(S)			8,210	565,751

Kindred Healthcare, Inc.(NON)(S)			3,067	34,902

Magellan Health Services, Inc.(NON)			419	21,625

McKesson Corp.			5,000	430,150

MedAssets, Inc.(NON)			4,931	87,772

Medicines Co. (The)(NON)			2,773	71,571

Merck & Co., Inc.			6,118	275,922

Merck KGaA (Germany)			287	35,422

Metropolitan Health Networks, Inc.(NON)(S)			5,456	50,959

Mitsubishi Tanabe Pharma Corp. (Japan)			1,300	19,770

Molina Healthcare, Inc.(NON)			550	13,833

Novartis AG (Switzerland)			1,881	115,129

Novo Nordisk A/S Class B (Denmark)			701	110,642

Obagi Medical Products, Inc.(NON)(S)			5,651	70,129

Omega Healthcare Investors, Inc.(R)			2,610	59,325

Omnicare, Inc.			4,981	169,205

Oncothyreon, Inc.(NON)			731	3,785

OraSure Technologies, Inc.(NON)			4,402	48,950

Orion OYJ Class B (Finland)			2,238	47,951

Otsuka Holdings Company, Ltd. (Japan)			3,700	114,722

PDL BioPharma, Inc.(S)			5,798	44,587

Pfizer, Inc.			64,123	1,593,457

Pharmacyclics, Inc.(NON)			185	11,933

PharMerica Corp.(NON)(S)			1,894	23,978

PSS World Medical, Inc.(NON)(S)			582	13,258

Quality Systems, Inc.			375	6,956

Roche Holding AG-Genusschein (Switzerland)			1,118	208,848

RTI Biologics, Inc.(NON)			4,838	20,174

Salix Pharmaceuticals, Ltd.(NON)			334	14,142

Sanofi (France)			3,543	302,676

Shire PLC (United Kingdom)			1,468	43,452

Sinopharm Group Co. (China)			5,600	17,935

Spectrum Pharmaceuticals, Inc.(NON)(S)			4,825	56,453

STAAR Surgical Co.(NON)			6,349	47,998

Steris Corp.			718	25,467

Suzuken Co., Ltd. (Japan)			1,000	33,175

Teva Pharmaceutical Industries, Ltd. ADR (Israel)(S)			963	39,878

Triple-S Management Corp. Class B (Puerto Rico)(NON)			793	16,574

United Therapeutics Corp.(NON)(S)			3,405	190,271

UnitedHealth Group, Inc.(S)			17,621	976,380

ViroPharma, Inc.(NON)(S)			1,734	52,401

Warner Chilcott PLC Class A			12,374	167,049

WellCare Health Plans, Inc.(NON)			1,226	69,330

				11,802,549
Technology (9.4%)

Acacia Research Corp.(NON)			444	12,170

Actuate Corp.(NON)			12,398	87,158

Acxiom Corp.(NON)			3,919	71,600

Agilent Technologies, Inc.			8,400	322,980

Amadeus IT Holding SA Class A (Spain)			1,680	39,223

Anixter International, Inc.(S)			438	25,167

AOL, Inc.(NON)(S)			8,100	285,363

Apple, Inc.			10,714	7,149,024

Applied Materials, Inc.			20,600	229,999

ASML Holding NV (Netherlands)			1,342	71,940

Aspen Technology, Inc.(NON)			1,061	27,427

Asustek Computer, Inc. (Taiwan)			660	7,132

Baidu, Inc. ADR (China)(NON)			145	16,939

BMC Software, Inc.(NON)			6,200	257,238

Bottomline Technologies, Inc.(NON)			1,299	32,072

Broadcom Corp. Class A(NON)			8,100	280,098

Brocade Communications Systems, Inc.(NON)			20,515	121,346

CA, Inc.			10,892	280,632

Cadence Design Systems, Inc.(NON)(S)			14,700	189,116

Cirrus Logic, Inc.(NON)			412	15,817

Cisco Systems, Inc.			41,200	786,508

Coinstar, Inc.(NON)			185	8,321

Commvault Systems, Inc.(NON)			548	32,168

Computer Sciences Corp.			4,000	128,840

Computershare, Ltd. (Australia)			2,984	25,597

Cornerstone OnDemand, Inc.(NON)			644	19,745

CSG Systems International, Inc.(NON)			1,375	30,924

Dell, Inc.(NON)			21,927	216,200

EMC Corp.(NON)			900	24,543

EnerSys(NON)			1,721	60,734

Entegris, Inc.(NON)			7,746	62,975

Entropic Communications, Inc.(NON)			4,169	24,264

Fair Isaac Corp.			2,289	101,311

FEI Co.(S)			847	45,315

First Solar, Inc.(NON)(S)			1,309	28,988

Fujitsu, Ltd. (Japan)			28,000	105,039

Gemalto NV (Netherlands)			152	13,389

Google, Inc. Class A(NON)			1,782	1,344,519

GSI Group, Inc.(NON)			1,286	11,458

Hollysys Automation Technologies, Ltd. (China)(NON)(S)			2,200	21,472

Hon Hai Precision Industry Co., Ltd. (Taiwan)			7,760	24,033

IBM Corp.			4,172	865,481

Infineon Technologies AG (Germany)			12,505	79,349

Infoblox, Inc.(NON)(S)			1,112	25,854

InnerWorkings, Inc.(NON)			1,958	25,493

Integrated Silicon Solutions, Inc.(NON)			4,607	42,661

Intel Corp.			13,253	300,578

IntraLinks Holdings, Inc.(NON)			3,963	25,918

Ixia(NON)			997	16,022

JDA Software Group, Inc.(NON)			1,138	36,166

KLA-Tencor Corp.(S)			3,500	166,968

Konami Corp. (Japan)			700	15,909

Konica Minolta Holdings, Inc. (Japan)			7,500	57,605

L-3 Communications Holdings, Inc.			3,100	222,301

Lam Research Corp.(NON)			3,200	101,712

LivePerson, Inc.(NON)			1,508	27,310

Manhattan Associates, Inc.(NON)			621	35,565

Mentor Graphics Corp.(NON)(S)			3,675	56,889

Microsemi Corp.(NON)			1,310	26,292

Microsoft Corp.			61,811	1,840,732

MTS Systems Corp.			712	38,128

Murata Manufacturing Co., Ltd. (Japan)			800	42,558

NEC Corp. (Japan)(NON)			40,000	63,208

Netscout Systems, Inc.(NON)			1,278	32,602

NTT Data Corp. (Japan)			11	34,332

NVIDIA Corp.(NON)			11,800	157,412

Omnivision Technologies, Inc.(NON)(S)			2,153	30,045

Oracle Corp.			25,382	799,279

Parametric Technology Corp.(NON)			1,222	26,640

Perficient, Inc.(NON)			1,912	23,078

Pericom Semiconductor Corp.(NON)			2,995	26,012

Photronics, Inc.(NON)(S)			3,817	20,497

Plantronics, Inc.			643	22,717

Polycom, Inc.(NON)			5,300	52,311

Procera Networks, Inc.(NON)			1,662	39,057

QLIK Technologies, Inc.(NON)			461	10,331

QLogic Corp.(NON)			16,020	182,948

Qualcomm, Inc.			2,839	177,409

RealPage, Inc.(NON)			1,083	24,476

RF Micro Devices, Inc.(NON)			3,562	14,070

Rovi Corp.(NON)			4,046	58,707

Rudolph Technologies, Inc.(NON)(S)			3,072	32,256

Samsung Electronics Co., Ltd. (South Korea)			46	55,381

SAP AG (Germany)			762	54,034

Semtech Corp.(NON)			1,374	34,556

Silicon Graphics International Corp.(NON)			1,073	9,764

Silicon Image, Inc.(NON)			3,710	17,029

SK Hynix, Inc. (South Korea)(NON)			840	17,059

Skyworks Solutions, Inc.(NON)			959	22,599

Softbank Corp. (Japan)			1,900	76,903

Sourcefire, Inc.(NON)			485	23,780

Spreadtrum Communications, Inc. ADR (China)			900	18,504

SS&C Technologies Holdings, Inc.(NON)(S)			1,653	41,672

Symantec Corp.(NON)			19,200	345,600

Synchronoss Technologies, Inc.(NON)(S)			578	13,236

Tangoe, Inc.(NON)(S)			1,004	13,183

Tech Data Corp.(NON)(S)			1,700	77,010

Telefonaktiebolaget LM Ericsson Class B (Sweden)			4,774	43,543

Tencent Holdings, Ltd. (China)			800	27,106

Teradyne, Inc.(NON)(S)			8,340	118,595

TIBCO Software, Inc.(NON)			1,974	59,674

Travelzoo, Inc.(NON)			1,097	25,856

Tyler Technologies, Inc.(NON)			550	24,211

Ultimate Software Group, Inc.(NON)			390	39,819

Ultra Clean Holdings, Inc.(NON)			3,306	18,877

Unisys Corp.(NON)			490	10,202

VASCO Data Security International, Inc.(NON)(S)			5,871	55,070

Vishay Intertechnology, Inc.(NON)(S)			7,300	71,759

Western Digital Corp.(NON)			4,600	178,158

				20,008,842
Transportation (0.6%)

Central Japan Railway Co. (Japan)			2,100	184,209

ComfortDelgro Corp., Ltd. (Singapore)			35,000	48,837

Delta Air Lines, Inc.(NON)(S)			25,200	230,832

Deutsche Lufthansa AG (Germany)			1,690	22,955

Deutsche Post AG (Germany)			1,928	37,693

Hankyu Hanshin Holdings, Inc. (Japan)			14,000	75,561

International Consolidated Airlines Group SA (Spain)(NON)			14,335	34,551

Japan Airlines Co., Ltd. (Japan)(NON)			200	9,354

Neptune Orient Lines, Ltd. (Singapore)(NON)			59,000	54,089

Swift Transportation Co.(NON)(S)			4,716	40,652

United Continental Holdings, Inc.(NON)			7,600	148,200

United Parcel Service, Inc. Class B			2,700	193,239

US Airways Group, Inc.(NON)			1,694	17,719

Wabtec Corp.			1,700	136,493

				1,234,384
Utilities and power (1.4%)

AES Corp. (The)(NON)			19,761	216,778

Ameren Corp.			7,700	251,559

CenterPoint Energy, Inc.			13,100	279,030

Centrica PLC (United Kingdom)			15,270	80,936

Chubu Electric Power, Inc. (Japan)			1,500	19,542

CMS Energy Corp.			8,500	200,175

DTE Energy Co.(S)			5,100	305,694

Electric Power Development Co. (Japan)			1,400	36,686

Enel SpA (Italy)			18,889	66,963

Energias de Portugal (EDP) SA (Portugal)			7,986	22,026

Entergy Corp.			5,100	353,430

GDF Suez (France)			3,408	76,374

National Grid PLC (United Kingdom)			11,480	126,728

Origin Energy, Ltd. (Australia)			3,818	44,810

PG&E Corp.(S)			10,700	456,569

Red Electrica Corporacion SA (Spain)			1,841	87,438

TECO Energy, Inc.(S)			7,700	136,598

Toho Gas Co., Ltd. (Japan)			8,000	53,112

Tokyo Gas Co., Ltd. (Japan)			13,000	71,617

Westar Energy, Inc.			4,202	124,631

				3,010,696

Total common stocks (cost $91,621,990)				$105,372,799

CORPORATE BONDS AND NOTES (18.1%)(a)
			Principal amount	Value

Basic materials (1.3%)

Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)			$5,000	$5,024

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015			100,000	106,505

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019			20,000	25,840

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021			15,000	16,558

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)			100,000	115,474

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022			15,000	15,338

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			70,000	68,075

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018			65,000	66,645

Celanese US Holdings, LLC company guaranty sr. unsec. notes 6 5/8s, 2018 (Germany)			20,000	21,900

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			50,000	56,000

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020			65,000	81,575

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2018			50,000	60,813

Compass Minerals International, Inc. company guaranty sr. unsec. notes 8s, 2019			45,000	48,600

Domtar Corp. company guaranty sr. unsec. unsub. notes 6 1/4s, 2042 (Canada)			55,000	56,153

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019			50,000	67,048

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021			95,000	105,677

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042			145,000	157,104

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022			100,000	105,340

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017			35,000	36,554

Ferro Corp. sr. unsec. notes 7 7/8s, 2018			60,000	57,900

FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)			25,000	24,313

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)			30,000	29,100

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			55,000	51,700

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			25,000	22,938

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			35,000	35,963

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 6 5/8s, 2020			15,000	15,263

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes FRN 4.935s, 2014			15,000	14,288

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			25,000	28,625

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020			45,000	50,850

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)			55,000	53,900

International Paper Co. sr. unsec. notes 7.95s, 2018			175,000	225,236

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019			45,000	50,513

Louisiana-Pacific Corp. company guaranty sr. unsec unsub. notes 7 1/2s, 2020			20,000	22,275

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019			50,000	70,673

LyondellBasell Industries NV sr. unsec. unsub notes 5s, 2019 (Netherlands)			200,000	212,500

Momentive Performance Materials, Inc. notes 9s, 2021			30,000	21,750

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)			25,000	26,500

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			35,000	38,763

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			45,000	45,225

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s, 2019 (Australia)			15,000	15,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020			5,000	5,100

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)			62,000	84,779

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022			37,000	40,081

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019			38,000	40,083

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020			10,000	10,138

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020			30,000	32,700

Ryerson, Inc. / Joseph T Ryerson & Son, Inc. 144A company guaranty sr. notes 9s, 2017			30,000	30,750

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015 (Ireland)			40,000	40,448

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)			5,000	5,088

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2022			5,000	5,163

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2019			10,000	10,400

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020			45,000	48,600

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			40,000	43,200

Tronox Finance, LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2020			45,000	45,450

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			10,000	4,800

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company guaranty sr. notes 11 3/4s, 2019			5,000	3,850

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)			35,000	39,544

				2,819,672
Capital goods (0.8%)

ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020			5,000	5,100

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016			53,000	56,776

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			65,000	71,338

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020			10,000	11,100

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			30,000	31,050

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			5,000	5,238

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			25,000	27,438

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021			40,000	45,600

Berry Plastics Holding Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2016			20,000	20,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019			40,000	47,615

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)			20,000	22,900

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)			10,000	10,250

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			40,000	43,600

Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 144A company guaranty sr. unsec. notes 10 1/8s, 2020			20,000	21,450

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022			85,000	87,245

Exide Technologies sr. notes 8 5/8s, 2018			25,000	21,656

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012			65,000	65,009

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			65,000	70,200

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			159,000	203,251

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015			10,000	10,500

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			65,000	60,450

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			45,000	48,488

Raytheon Co. sr. unsec. notes 4 7/8s, 2040			20,000	23,676

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 9 7/8s, 2019			100,000	106,000

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes 5 3/4s, 2020			20,000	20,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015			30,000	21,225

Ryerson, Inc. company guaranty sr. notes 12s, 2015			84,000	86,730

Staples, Inc. sr. unsec. notes 9 3/4s, 2014			70,000	77,444

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			20,000	21,750

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			35,000	38,325

Terex Corp. sr. unsec. sub. notes 8s, 2017			45,000	46,575

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			65,000	69,225

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			29,000	32,299

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			45,000	49,725

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017			107,000	130,002

United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042			30,000	33,624

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022			15,000	15,984

				1,759,588
Communication services (2.1%)

Adelphia Communications Corp. escrow bonds zero %, 2012			55,000	418

American Tower Corp. sr. unsec. notes 7s, 2017(R)			75,000	89,257

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038			63,000	82,701

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022			50,000	52,860

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030			112,000	150,400

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			25,000	26,938

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			80,000	93,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			15,000	16,725

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018			20,000	22,150

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			20,000	21,650

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			30,000	32,175

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022			15,000	15,038

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020			25,000	27,813

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022			25,000	27,313

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			40,000	43,450

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			85,000	90,738

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			35,000	35,613

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2017			15,000	16,013

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			60,000	59,400

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037			131,000	178,338

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040			40,000	48,577

Cox Communications, Inc. 144A notes 5 7/8s, 2016			27,000	31,570

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			50,000	48,750

Cricket Communications, Inc. company guaranty sr. unsec. unsub. notes 10s, 2015			110,000	115,775

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			15,000	16,275

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020			15,000	16,879

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021			25,000	27,563

Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)			73,000	109,800

DISH DBS Corp. company guaranty 6 5/8s, 2014			5,000	5,425

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			85,000	98,813

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			40,000	43,600

Equinix, Inc. sr. unsec. notes 7s, 2021			25,000	28,000

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)			46,000	50,882

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021			15,000	17,363

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020			55,000	62,150

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			30,000	34,050

Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019			45,000	48,150

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			50,000	55,375

Intelsat Investments SA company guaranty sr. unsec. notes 11 1/4s, 2016 (Bermuda)			32,000	33,400

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			35,000	37,888

Intelsat Jackson Holdings SA 144A company guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)			25,000	26,875

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s, 2022 (Bermuda)			15,000	14,925

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			111,562	118,256

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			205,000	216,788

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)			30,000	40,125

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 9 3/8s, 2019			30,000	33,300

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020			35,000	37,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019			10,000	10,625

Level 3 Financing, Inc. 144A company guaranty sr. unsec unsub. notes 7s, 2020			35,000	35,350

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			35,000	38,675

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022			20,000	21,450

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			70,000	75,950

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			3,000	3,011

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			75,000	73,875

NII Capital Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			10,000	8,400

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			40,000	32,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			45,000	48,825

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			40,000	45,800

Qwest Corp. notes 6 3/4s, 2021			131,000	156,320

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			25,000	30,619

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			3,000	3,353

SBA Telecommunications, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/4s, 2020			10,000	10,500

SBA Tower Trust 144A notes 2.933s, 2017			125,000	128,432

Sprint Capital Corp. company guaranty 6 7/8s, 2028			190,000	174,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			40,000	44,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			55,000	56,650

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017			35,000	39,638

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020			25,000	26,000

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			80,000	95,800

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 8 1/4s, 2014			120,000	132,115

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039			25,000	32,582

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2042			90,000	89,755

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2022			10,000	10,188

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018			90,000	125,674

Verizon New Jersey, Inc. debs. 8s, 2022			45,000	60,434

Verizon Pennsylvania, Inc. debs. 8.35s, 2030			50,000	66,488

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)			40,000	41,800

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017 (Luxembourg)			100,000	94,250

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			15,000	16,200

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2013			5,000	5,250

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			65,000	72,638

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			30,000	32,325

				4,440,616
Consumer cyclicals (3.1%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			5,000	5,525

ADT Corp./The 144A company guaranty sr. unsec notes 4 7/8s, 2042			62,000	66,930

ADT Corp./The 144A company guaranty sr. unsec notes 3 1/2s, 2022			88,000	90,670

Advance Auto Parts, Inc. company guaranty sr. unsec. notes 5 3/4s, 2020			155,000	179,294

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			40,000	27,200

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			50,000	40,875

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			45,000	37,350

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			60,000	67,575

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			50,000	52,000

American Media, Inc. 144A notes 13 1/2s, 2018			3,167	2,929

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			15,000	15,375

Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022			15,000	15,750

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			15,000	16,856

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			15,000	16,031

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			30,000	30,150

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub. notes 9 1/8s, 2018			5,000	5,050

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			15,000	15,075

Beazer Homes USA, Inc. sr. unsec. notes company guaranty 8 1/8s, 2016			20,000	20,900

Beazer Homes USA, Inc. 144A company guaranty sr. notes 6 5/8s, 2018			20,000	21,375

Bon-Ton Department Stores, Inc. (The) 144A company guaranty sr. notes 10 5/8s, 2017			65,000	58,663

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			40,000	43,700

Building Materials Corp. 144A sr. notes 7s, 2020			15,000	16,275

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			20,000	21,450

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			15,000	16,425

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec. notes 10s, 2019			35,000	38,719

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			25,000	16,375

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			185,000	198,875

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019			15,000	16,125

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021			70,000	79,496

CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019			30,000	30,225

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			5,000	5,681

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			35,000	33,163

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2022			15,000	16,350

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5.7s, 2020			55,000	59,400

Cinemark USA, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019			15,000	16,650

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			15,000	16,688

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			70,827	75,608

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			45,000	40,050

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014			40,000	36,000

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec notes 7 5/8s, 2020			60,000	58,650

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			60,000	64,650

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015			30,000	31,125

Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			55,000	53,488

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 6.35s, 2040			10,000	11,645

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2019			40,000	47,050

DR Horton, Inc. company guaranty sr. unsec. unsub. notes 4 3/8s, 2022			15,000	14,906

Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019			40,000	43,600

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020			90,000	99,268

FelCor Lodging LP company guaranty sr. notes 10s, 2014(R)			61,000	69,998

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			60,000	64,350

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097			45,000	50,963

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046			40,000	48,000

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020			100,000	125,565

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022			200,000	204,952

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015			50,000	54,188

Gray Television, Inc. 144A company guaranty sr. unsec. notes 7 1/2s, 2020			25,000	24,875

Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)		CAD	55,000	57,717

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			$35,000	37,975

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019			40,000	43,600

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016			65,000	75,203

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes 4 3/4s, 2023(R)			10,000	10,400

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			85,000	95,200

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			35,000	37,625

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes 8 7/8s, 2020			25,000	26,375

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017			60,000	68,250

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041			10,000	11,920

K Hovnanian Enterprises, Inc. 144A company guaranty notes 9 1/8s, 2020			10,000	10,050

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020			25,000	25,500

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			5,000	5,325

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018			10,000	11,050

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022			20,000	21,300

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016			163,000	170,335

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023			40,000	40,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017			10,000	10,325

Liberty Interactive, LLC debs. 8 1/4s, 2030			50,000	52,750

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			40,000	45,500

Limited Brands, Inc. sr. notes 5 5/8s, 2022			15,000	16,106

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			70,000	75,688

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5.9s, 2016			45,000	52,543

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042			45,000	49,058

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 3 7/8s, 2022			20,000	21,514

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019			135,000	138,192

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			40,000	3,600

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			45,000	47,475

MGM Resorts International company guaranty sr. notes 9s, 2020			5,000	5,581

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			15,000	15,675

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			20,000	21,400

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			20,000	20,850

MGM Resorts International sr. notes 10 3/8s, 2014			5,000	5,625

MGM Resorts International 144A company guaranty sr. unsec. notes 8 5/8s, 2019			20,000	21,800

MGM Resorts International 144A company guaranty sr. unsec. notes 6 3/4s, 2020			25,000	25,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016			30,000	31,428

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			106,052	111,620

Navistar International Corp. sr. notes 8 1/4s, 2021			84,000	79,800

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			35,000	35,700

News America Holdings, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024			50,000	64,382

News America Holdings, Inc. debs. 7 3/4s, 2045			85,000	113,913

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)			15,000	16,913

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes 4 1/2s, 2020 (Netherlands)			15,000	14,888

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			50,000	55,250

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021			15,000	15,975

Owens Corning company guaranty sr. unsec. notes 9s, 2019			110,000	138,325

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			25,000	28,000

Penske Automotive Group, Inc. 144A company guaranty sr. sub. notes 5 3/4s, 2022			30,000	30,750

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			25,000	27,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			5,000	5,463

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			50,000	57,500

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032			30,000	31,200

QVC Inc. 144A sr. notes 7 3/8s, 2020			25,000	27,794

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			15,000	15,600

Realogy Corp. company guaranty sr. unsec. sub. notes 12 3/8s, 2015			20,000	20,600

Realogy Corp. company guaranty sr. unsec. unsub. notes 11 1/2s, 2017			60,000	64,350

Realogy Corp. 144A company guaranty sr. notes 9s, 2020			10,000	10,850

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019			15,000	15,750

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020			10,000	11,025

Regal Entertainment Group company guaranty sr. unsec. notes 9 1/8s, 2018			50,000	55,875

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019			35,000	37,363

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018			50,000	58,000

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			50,000	49,625

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			15,000	14,888

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			55,000	55,825

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			35,000	36,138

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			40,000	43,100

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016			18,000	19,665

Sears Holdings Corp. company guaranty 6 5/8s, 2018			20,000	18,650

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022			15,000	15,038

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022			10,000	9,925

Spectrum Brands Holdings, Inc. company guaranty sr. notes 9 1/2s, 2018			25,000	28,188

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes 9 1/2s, 2018			20,000	22,550

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			35,000	36,138

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			5,000	5,363

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020			10,000	10,650

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020			55,000	58,575

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023			5,000	7,044

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021			65,000	74,605

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015			10,000	10,672

Time Warner, Inc. debs. 9.15s, 2023			40,000	57,298

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022			115,000	123,786

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes 7 3/8s, 2016			10,000	10,175

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			90,000	98,100

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017			10,000	10,188

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			10,000	3,775

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			15,000	12,000

Travelport, LLC 144A sr. notes 6.362s, 2016(PIK)			4,000	3,040

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			21,000	15,015

Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021			40,000	40,600

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037			142,000	203,436

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040			10,000	12,126

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021			30,000	31,478

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041			10,000	11,495

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company guaranty 1st mtge. notes 7 3/4s, 2020			10,000	11,125

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			50,000	55,250

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016 (no set date to PIK expiration)(PIK)			30,000	31,050

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			82,000	88,560

				6,517,558
Consumer staples (1.4%)

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018			17,000	24,349

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019			2,000	2,840

Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022			95,000	94,296

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020			60,000	74,500

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 3/4s, 2020			15,000	17,138

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			10,000	11,100

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			10,000	10,888

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			26,000	26,748

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019			4,000	5,068

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes 4.1s, 2016			41,000	43,773

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			30,000	34,800

Carrols Restaurant Group, Inc. 144A company guaranty sr. notes 11 1/4s, 2018			10,000	10,900

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016(PIK)			29,468	32,120

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			30,000	27,600

Claire's Stores, Inc. 144A company guaranty sr. unsec. notes 9 5/8s, 2015			33,413	30,322

Claire's Stores, Inc. 144A sr. notes 9s, 2019			65,000	67,275

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			60,000	68,700

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022			20,000	22,750

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 5/8s, 2023			10,000	10,150

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			95,000	101,650

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037			70,000	85,963

Dave & Buster's, Inc. company guaranty sr. unsec. unsub. notes 11s, 2018			50,000	56,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2018			10,000	11,400

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			50,000	54,000

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019			15,000	15,375

Delhaize Group company guaranty sr. unsec notes 5.7s, 2040 (Belgium)			30,000	26,692

Delhaize Group company guaranty sr. unsec notes 4 1/8s, 2019 (Belgium)			25,000	24,150

Delhaize Group company guaranty sr. unsec. unsub. bonds 5 7/8s, 2014 (Belgium)			50,000	52,531

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2017 (United Kingdom)			55,000	67,143

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022			40,000	57,363

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			45,000	50,738

Dole Food Co. sr. notes 13 7/8s, 2014			13,000	14,625

Dole Food Co. 144A sr. notes 8s, 2016			35,000	36,619

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			40,000	44,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019			25,000	30,434

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013			76,000	78,890

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018			15,000	16,200

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	50,000	69,271

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec. notes 11 5/8s, 2014			$55,000	61,738

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			15,000	14,963

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			5,000	4,650

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/2s, 2040			70,000	95,417

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2042			10,000	11,156

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017			4,000	4,918

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017			27,000	32,675

Landry's Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020			25,000	26,250

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020			20,000	21,500

McDonald's Corp. sr. unsec. bonds 6.3s, 2037			51,000	72,383

McDonald's Corp. sr. unsec. notes 5.7s, 2039			59,000	79,396

Michael Foods, Inc. company guaranty sr. unsec. notes 9 3/4s, 2018			20,000	22,300

Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042			65,000	72,620

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018			58,000	78,632

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			15,000	15,938

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			50,000	55,000

Revlon Consumer Products Corp. company guaranty notes 9 3/4s, 2015			90,000	95,175

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			40,000	41,100

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			123,000	126,536

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020			35,000	35,875

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			15,000	17,025

Service Corporation International sr. notes 7s, 2019			20,000	22,100

Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016			105,000	117,338

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022			30,000	31,125

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			35,000	37,625

Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.85s, 2016			80,000	91,800

UR Financing Escrow Corp. 144A company guaranty notes 5 3/4s, 2018			10,000	10,563

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022			15,000	16,425

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2019			65,000	73,288

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			15,000	15,750

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			25,000	25,750

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020			10,000	10,750

				2,947,422
Energy (2.2%)

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021			15,000	15,713

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022			15,000	15,863

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			10,000	8,300

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			30,000	25,350

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec. notes 7s, 2022			30,000	32,250

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031			120,000	160,674

Anadarko Petroleum Corp. sr. notes 5.95s, 2016			35,000	40,690

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019			30,000	37,583

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022			60,000	64,497

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			5,000	4,200

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019			35,000	29,400

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 144A company guaranty sr. notes 6 5/8s, 2020			15,000	15,263

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015 (In default)(NON)			20,000	3,800

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			20,000	21,400

Aurora USA Oil & Gas Inc.. 144A sr. notes 9 7/8s, 2017			35,000	37,450

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)			145,000	155,559

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)			105,000	124,794

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			75,000	80,438

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			10,000	10,225

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042 (Canada)			125,000	129,833

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			35,000	39,550

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021			35,000	37,800

Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6.775s, 2019			10,000	10,025

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 6 5/8s, 2019			40,000	38,400

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			45,000	49,500

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			10,000	10,450

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			20,000	20,850

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)			15,000	12,900

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			90,000	94,275

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			50,000	52,250

Continental Resources, Inc. company guaranty sr. unsec notes 5s, 2022			40,000	41,700

Continental Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2022			30,000	31,350

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			55,000	58,850

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A company guaranty sr. unsec. notes 7 1/8s, 2022			15,000	14,925

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			55,000	61,875

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			10,000	10,850

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			100,000	93,000

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 9 1/8s, 2017			20,000	21,450

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			25,000	24,188

Forbes Energy Services Ltd. company guaranty sr. unsec. notes 9s, 2019			30,000	29,100

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			45,000	47,925

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 6.51s, 2022 (Russia)			100,000	117,550

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014 (Russia)			200,000	223,728

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			70,000	67,725

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017			5,000	5,200

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017			40,000	42,150

Hiland Partners LP / Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020			15,000	15,600

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031			10,000	13,425

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			40,000	40,600

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			10,000	10,100

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019			60,000	63,600

Laredo Petroleum, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022			15,000	16,200

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			65,000	73,613

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			20,000	18,400

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041			25,000	30,626

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			35,000	37,450

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)			15,000	16,013

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			45,000	31,950

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022			35,000	38,938

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041			85,000	98,841

Northern Oil and Gas, Inc. company guaranty sr. unsec. notes 8s, 2020			35,000	36,050

Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023			20,000	21,175

Offshore Group Investment, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			75,000	82,875

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018			60,000	65,400

Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016			65,000	73,613

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			5,000	5,113

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018			30,000	30,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			65,000	67,600

Petrohawk Energy Corp. company guaranty sr. unsec. notes 7 1/4s, 2018			75,000	85,206

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)			340,000	307,265

Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022			60,000	60,900

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016			60,000	60,600

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			20,000	22,000

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			15,000	15,825

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			55,000	60,775

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016			100,000	108,000

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			85,000	87,550

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			10,000	10,300

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			20,000	21,000

Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)			95,000	101,557

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			20,000	21,100

SM Energy Co. sr. unsec. notes 6 1/2s, 2021			15,000	15,900

SM Energy Co. 144A sr. notes 6 1/2s, 2023			5,000	5,263

Spectra Energy Capital, LLC sr. notes 8s, 2019			45,000	58,978

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)			40,000	49,638

Suburban Propane Partners LP/Suburban Energy Finance Corp. 144A sr. unsec. notes 7 3/8s, 2021			31,000	33,093

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)			10,000	10,800

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			10,000	10,350

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021			20,000	20,650

Weatherford Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039			70,000	101,324

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2037			15,000	16,419

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.35s, 2017			25,000	29,107

Whiting Petroleum Corp. company guaranty 7s, 2014			60,000	63,900

Williams Cos., Inc. (The) notes 7 3/4s, 2031			2,000	2,558

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021			7,000	9,178

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022			15,000	16,125

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017			55,000	59,400

				4,622,791
Financials (3.7%)

Abbey National Treasury Service bank guaranty sr. unsec. unsub. notes FRN 2.028s, 2014 (United Kingdom)			50,000	49,625

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)			200,000	214,536

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			25,000	23,500

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019			90,000	120,546

Aflac, Inc. sr. unsec. notes 6.9s, 2039			75,000	97,185

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			35,000	35,788

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			35,000	37,855

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015			25,000	27,688

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020			25,000	29,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			20,000	22,950

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2017			15,000	15,638

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN 2.618s, 2014			24,000	23,700

Ally Financial, Inc. unsec. sub. notes 8s, 2018			30,000	33,750

American Express Co. sr. unsec. notes 8 1/8s, 2019			145,000	196,161

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068			76,000	93,005

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018			149,000	172,935

American International Group, Inc. sr. unsec. unsub. notes 4 1/4s, 2014			105,000	110,899

Associates Corp. of North America sr. unsec. notes 6.95s, 2018			135,000	162,326

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)			85,000	77,988

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017			90,000	103,550

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042			55,000	63,931

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016			50,000	57,826

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)			65,000	65,869

Bank of New York Mellon Corp. (The) sr. unsec. unsub notes 1.969s, 2017			105,000	108,353

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049 (United Kingdom)			35,000	32,375

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)			175,000	188,312

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018			22,000	27,453

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014			40,000	43,803

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)			40,000	40,030

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049 (France)			75,000	69,000

Camden Property Trust sr. unsec. notes 4 7/8s, 2023(R)			65,000	74,624

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			105,000	105,525

Capital One Capital V company guaranty jr. unsec. sub. notes 10 1/4s, 2039			33,000	33,990

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			15,000	16,388

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub. notes 11 5/8s, 2017			45,000	50,400

CIT Group, Inc. sr. unsec. notes 5s, 2022			35,000	36,414

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020			30,000	32,475

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018			35,000	37,538

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017			20,000	21,350

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			50,000	56,750

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			35,000	37,888

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018			3,000	3,551

Citigroup, Inc. sub. notes 5s, 2014			71,000	74,885

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032			44,000	50,390

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036			70,000	76,010

CNO Financial Group, Inc. 144A company guaranty sr. notes 9s, 2018			40,000	46,700

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019			40,000	39,000

Deutsche Bank AG London sr. unsec. notes 2 3/8s, 2013 (United Kingdom)			5,000	5,024

Duke Realty LP sr. unsec. notes 6 1/2s, 2018(R)			57,000	66,187

E*Trade Financial Corp. sr. notes 6 3/4s, 2016			30,000	31,575

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017			20,000	22,725

GATX Financial Corp. notes 5.8s, 2016			25,000	26,776

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067			135,000	142,594

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.638s, 2016			65,000	63,154

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032			150,000	192,154

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019			170,000	210,392

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037			24,000	25,784

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub notes 5 1/8s, 2022			35,000	39,134

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022(R)			70,000	67,992

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019(R)			80,000	85,290

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)			60,000	65,861

HSBC Finance Capital Trust IX FRN 5.911s, 2035			100,000	98,375

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021			146,000	169,319

Hub International Ltd. 144A company guaranty sr. notes 8 1/8s, 2018			15,000	15,300

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			95,000	101,888

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			10,000	10,775

International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022			40,000	41,300

International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015			73,000	75,555

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017(R)			30,000	32,175

JPMorgan Chase & Co. sr. notes 6s, 2018			250,000	298,066

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037			10,000	10,850

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)			35,000	35,512

Merrill Lynch & Co., Inc. sr. unsec. notes 6.4s, 2017			30,000	34,901

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018			223,000	267,179

MetLife, Inc. sr. unsec. 6 3/4s, 2016			55,000	65,830

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021(R)			20,000	21,800

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			25,000	26,875

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			25,000	27,938

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A company guaranty sr. unsec. notes 9 5/8s, 2019			10,000	10,925

Nationwide Financial Services, Inc. notes 5 5/8s, 2015			25,000	26,457

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031			45,000	54,303

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 7/8s, 2022			25,000	26,750

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 5/8s, 2020			15,000	15,900

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020			10,000	9,950

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017			25,000	24,813

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033			90,000	93,892

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			35,000	40,163

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019			25,000	26,781

Primerica, Inc. sr. unsec. unsub notes 4 3/4s, 2022			63,000	67,439

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037			65,000	70,200

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/4s, 2017			25,000	26,875

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019			25,000	25,750

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015			100,000	103,892

Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038			30,000	36,300

Rayonier, Inc. company guaranty sr. unsec. unsub. notes 3 3/4s, 2022(R)			30,000	31,051

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015 (In default)(NON)			50,000	50,125

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub. notes 3.95s, 2015 (United Kingdom)			80,000	84,816

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016			21,000	22,000

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)			100,000	98,500

Simon Property Group LP sr. unsec. unsub notes 3 3/8s, 2022(R)			10,000	10,499

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016(R)			22,000	25,204

SLM Corp. sr. notes Ser. MTN, 8s, 2020			40,000	46,200

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018			25,000	29,280

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds FRB 1.389s, 2037			75,000	55,290

Vnesheconombank Via VEB Finance PLC 144A bank guaranty, sr. unsec. unsub. bonds 6.8s, 2025 (Russia)			300,000	352,527

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015(R)			70,000	73,975

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)			100,000	106,290

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)			392,000	421,910

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017			20,000	23,972

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)			15,000	15,890

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)			80,000	91,283

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s, perpetual maturity			60,000	59,657

Willis Group North America, Inc. company guaranty 6.2s, 2017			10,000	11,396

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037			55,000	56,925

				7,845,165
Health care (0.9%)

Abbott Laboratories sr. unsec. notes 5 7/8s, 2016			50,000	58,906

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037			38,000	50,346

Amgen, Inc. sr. unsec. notes 3.45s, 2020			125,000	131,913

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)			71,000	97,140

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			35,000	37,100

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020			45,000	46,631

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			50,000	53,313

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017(PIK)			40,000	38,600

CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018			30,000	31,125

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019			45,000	49,388

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020			20,000	21,300

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021			80,000	88,853

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			35,000	37,100

Endo Health Solutions, Inc. company guaranty sr. unsec. notes 7s, 2019			25,000	26,938

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			35,000	37,275

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			65,000	71,825

HCA, Inc. sr. notes 6 1/2s, 2020			135,000	149,850

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			10,000	11,300

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			65,000	67,925

Hologic, Inc. 144A company guaranty sr. unsec. notes 6 1/4s, 2020			10,000	10,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019			95,000	90,725

Jaguar Holding Co.II/ Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019			45,000	50,513

Kinetics Concepts/KCI USA 144A company guaranty notes 10 1/2s, 2018			75,000	79,313

Kinetics Concepts/KCI USA 144A company guaranty sr. unsec. notes 12 1/2s, 2019			40,000	37,600

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			35,000	38,675

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			25,000	27,625

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037			15,000	19,624

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2020			10,000	10,050

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			15,000	15,450

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015			16,477	16,559

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			35,000	37,625

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			6,000	6,930

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018			50,000	55,000

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			30,000	33,900

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)			50,000	53,133

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021			105,000	121,849

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041			10,000	10,792

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020			30,000	32,550

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			5,000	5,263

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			20,000	21,050

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			5,000	5,325

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			2,000	1,400

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)			5,000	5,100

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042			35,000	35,931

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022			30,000	30,366

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017			5,000	5,054

WellPoint, Inc. notes 7s, 2019			35,000	43,708

				2,008,538
Technology (0.9%)

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			50,000	50,750

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022			5,000	4,825

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029			30,000	19,650

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			30,000	26,625

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			50,000	46,500

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			70,000	69,650

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			30,000	29,550

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017			135,000	148,014

Dell, Inc. sr. unsec. notes 5 7/8s, 2019			70,000	82,843

Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019			40,000	42,200

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			25,000	27,938

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			15,000	16,425

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021			50,000	51,813

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			165,217	169,141

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			90,000	89,775

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			30,000	30,938

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			24,000	25,980

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			13,000	14,300

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			50,000	54,375

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014			35,000	37,312

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018			20,000	22,788

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041			55,000	72,002

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021			40,000	47,047

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022			140,000	136,276

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018			20,000	22,800

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019			20,000	22,200

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019			15,000	16,875

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020			95,000	100,938

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015			24,000	18,000

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041			25,000	33,084

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019			85,000	99,454

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040			35,000	44,648

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037			50,000	51,620

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			35,000	38,675

SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 10 1/4s, 2015			7,000	7,175

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			35,000	37,975

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			45,000	48,375

Xerox Corp. sr. unsec. notes 6 3/4s, 2039			55,000	68,779

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019			21,000	23,936

				1,951,251
Transportation (0.3%)

Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018			45,000	49,388

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041			35,000	42,203

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040			35,000	43,722

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042			115,000	124,979

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019			61,597	70,374

FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022			15,000	14,958

Northwest Airlines Corp. pass-through certificates Ser. 00-1, 7.15s, 2019			75,188	77,557

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018			80,000	81,099

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			60,000	64,950

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022			15,162	15,844

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			25,000	16,750

				601,824
Utilities and power (1.4%)

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013			64,000	65,305

AES Corp. (The) sr. unsec. unsub notes 7 3/8s, 2021			55,000	62,700

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			85,000	98,175

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035			25,000	30,376

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042			15,000	16,338

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019			5,000	6,693

Beaver Valley Funding Corp. sr. bonds 9s, 2017			11,000	11,301

Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016			66,000	74,498

Bruce Mansfield Unit pass-through certificates 6.85s, 2034			35,150	37,435

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			40,000	44,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017			95,000	101,413

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			10,000	11,711

Commonwealth Edison Co. 1st mtge. 5.9s, 2036			28,000	36,729

Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042			45,000	49,478

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016			55,000	60,363

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.662s, 2066			165,000	150,046

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016			95,000	98,386

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default)(NON)			70,000	39,550

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			15,000	7,800

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			10,000	5,500

Edison Mission Energy sr. unsec. notes 7.2s, 2019			60,000	30,900

El Paso Corp. sr. unsec. notes 7s, 2017			120,000	137,701

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032			35,000	40,762

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)			20,000	26,546

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)			60,000	73,397

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			15,000	16,538

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019			66,000	70,620

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			24,000	27,000

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			50,000	56,750

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042			30,000	34,713

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022			25,000	27,836

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042			80,000	82,355

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes 6 7/8s, 2019			15,000	16,050

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes 9 3/8s, 2020			70,000	76,300

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022			10,000	10,200

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			65,000	72,150

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			10,000	11,350

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			35,000	38,938

ITC Holdings Corp. 144A notes 5 7/8s, 2016			50,000	57,476

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018			35,000	41,518

Kansas Gas and Electric Co. bonds 5.647s, 2021			15,520	16,980

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020			70,000	87,917

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036			39,000	49,896

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029			50,000	66,647

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019			40,000	52,242

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019			15,000	17,100

NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022			25,000	30,702

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			120,000	130,500

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			25,000	28,889

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034			40,000	52,572

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016			76,000	86,152

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022			105,000	111,201

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016			37,000	42,077

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040			25,000	32,796

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067			98,000	104,860

Regency Energy Partners company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			25,000	25,188

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015			5,000	5,653

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty notes 15s, 2021			30,000	11,100

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty sr. unsec. notes 10 1/2s, 2016(PIK)			85,454	20,082

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			25,000	19,563

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067 (Canada)			30,000	32,080

Union Electric Co. sr. notes 6.4s, 2017			50,000	61,429

West Penn Power Co. 144A 1st mtge. 5.95s, 2017			25,000	29,583

				3,072,106

Total corporate bonds and notes (cost $35,613,845)				$38,586,531

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.5%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.9%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from May 20, 2037 to November 20, 2039			$1,646,669	$1,865,490
3s, TBA, October 1, 2042			2,000,000	2,142,500

				4,007,990
U.S. Government Agency Mortgage Obligations (9.6%)

Federal National Mortgage Association Pass-Through Certificates
5s, TBA, October 1, 2042			8,000,000	8,727,500
4 1/2s, TBA, October 1, 2042			1,000,000	1,082,656
4s, TBA, October 1, 2042			6,000,000	6,465,469
3 1/2s, TBA, October 1, 2027			4,000,000	4,256,250

				20,531,875

Total U.S. government and agency mortgage obligations (cost $24,337,706)				$24,539,865

U.S. TREASURY OBLIGATIONS (—%)(a)
			Principal amount	Value

U.S. Treasury Notes 4 1/4s, November 15, 2013			$20,000	$20,906

Total U.S. treasury Obligations (cost $20,017)				$20,906

MORTGAGE-BACKED SECURITIES (3.8%)(a)
			Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036			$231,000	$178,882

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.893s, 2049			119,000	121,078
Ser. 07-2, Class A2, 5.634s, 2049			30,138	31,418
Ser. 07-1, Class XW, IO, 0.481s, 2049			1,383,541	13,115

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042			969,802	10,541
Ser. 04-5, Class XC, IO, 0.877s, 2041			1,318,163	17,193
Ser. 02-PB2, Class XC, IO, 0.679s, 2035			280,167	70
Ser. 07-5, Class XW, IO, 0.555s, 2051			2,599,161	33,872

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1, 2.942s, 2036			166,584	111,612

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1, 0.397s, 2037			266,162	180,990

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046			1,014,592	43,120
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047			2,399,360	99,813
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047			2,265,398	57,768
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046			2,264,530	57,746

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10, Class A3, 2.648s, 2035			148,117	137,008

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042			100,000	99,108
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050			164,000	131,200
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041			469,292	5,960

Bear Stearns Commercial Mortgage Securities, Inc. 144A Ser. 06-PW14, Class X1, IO, 0.215s, 2038			1,448,159	25,343

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046			400,683	10,498
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046			530,981	10,089

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5, 2.782s, 2036			126,378	105,842

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043			60,000	63,263

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.157s, 2049			5,929,173	82,712

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3, Class 1A2A, 5.584s, 2036			119,513	108,757

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.568s, 2049			1,396,141	18,597
Ser. 07-CD4, Class XC, IO, 0.192s, 2049			7,592,636	69,852

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F, 6.23s, 2031			11,413	11,497

Commercial Mortgage Pass-Through Certificates
FRB Ser. 05-LP5, Class D, 5.273s, 2043			57,000	58,402
Ser. 05-C6, Class AJ, 5.209s, 2044			149,000	151,685

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.471s, 2043			4,794,564	42,763
Ser. 06-C8, Class XS, IO, 0.213s, 2046			6,661,204	79,349

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036			120,178	103,954
Ser. 06-6, Class 06-6, 6s, 2036			109,996	98,144
Ser. 07-3, Class A30, 5 3/4s, 2037			121,550	105,706

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.955s, 2039			64,230	64,406
Ser. 06-C5, Class AX, IO, 0.21s, 2039			2,936,467	40,230

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX, IO, 0.238s, 2049			6,739,376	25,010

CS First Boston Mortgage Securities Corp. Ser. 05-C5, Class AJ, 5.1s, 2038			27,000	28,395

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040(F)			64,822	70,168
FRB Ser. 03-CK2, Class G, 5.744s, 2036			84,000	84,187
Ser. 02-CP3, Class AX, IO, 1.333s, 2035			192,700	589

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037			39,689	64,031
IFB Ser. 3072, Class SM, 22.987s, 2035			45,943	73,326
IFB Ser. 3072, Class SB, 22.841s, 2035			42,571	67,681
IFB Ser. 3249, Class PS, 21.547s, 2036			47,881	73,445
IFB Ser. 3065, Class DC, 19.198s, 2035			64,544	100,532
IFB Ser. 2990, Class LB, 16.381s, 2034			63,953	89,738
IFB Ser. 4098, Class MS, IO, 6.479s, 2041			814,230	177,535
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040			250,901	33,360
IFB Ser. 3708, Class SA, IO, 6.229s, 2040			431,961	56,315
Ser. 3124, Class DO, PO, zero %, 2036			3,617	3,571

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.773s, 2036			58,357	98,986
IFB Ser. 05-45, Class DA, 23.626s, 2035			77,018	128,872
IFB Ser. 07-53, Class SP, 23.406s, 2037			58,332	94,624
IFB Ser. 05-75, Class GS, 19.601s, 2035			36,394	53,794
IFB Ser. 404, Class S13, IO, 6.184s, 2040			310,878	45,887
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041			161,000	32,190
Ser. 06-46, Class OC, PO, zero %, 2036			36,507	34,003

First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.832s, 2033			67,857	9

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.275s, 2045			27,452,298	112,477
Ser. 07-C1, Class XC, IO, 0.145s, 2049			9,043,897	68,309

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041			75,000	74,657
Ser. 97-C1, Class X, IO, 1.345s, 2029			49,342	1,991
Ser. 05-C1, Class X1, IO, 0.763s, 2043			2,471,979	33,243

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO, 1s, 2036			283,986	10,735

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042			111,000	114,326

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038			35,351	35,351

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030			31,620	32,576
Ser. 06-GG6, Class XC, IO, 0.148s, 2038			1,885,941	3,434

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.852s, 2041			61,000	62,274
FRB Ser. 05-LDP3, Class AJ, 5.171s, 2042			55,000	55,241
Ser. 06-LDP8, Class X, IO, 0.73s, 2045			1,906,034	32,502
Ser. 07-LDPX, Class X, IO, 0.49s, 2049			5,381,948	62,592

JPMorgan Chase Commercial Mortgage Securities Corp. 144A Ser. 05-CB12, Class X1, IO, 0.486s, 2037			2,231,904	19,672

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036			136,017	108,729

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031			35,110	35,812
Ser. 99-C1, Class G, 6.41s, 2031			37,135	37,135
Ser. 98-C4, Class H, 5.6s, 2035			50,000	54,483

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A3, 5.933s, 2040			75,000	84,149
Ser. 06-C7, Class A2, 5.3s, 2038			82,427	82,427
Ser. 05-C3, Class AJ, 4.843s, 2040			45,000	46,557

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.841s, 2038			1,244,683	27,363
Ser. 05-C5, Class XCL, IO, 0.645s, 2040			4,302,438	61,486
Ser. 05-C2, Class XCL, IO, 0.502s, 2040			2,379,538	17,530
Ser. 06-C7, Class XCL, IO, 0.331s, 2038			2,196,148	30,862
Ser. 06-C6, Class XCL, IO, 0.24s, 2039			7,186,470	125,828
Ser. 05-C7, Class XCL, IO, 0.153s, 2040			2,868,193	17,318

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050			128,000	137,571
Ser. 06-C2, Class AJ, 5.802s, 2043			85,000	73,525
Ser. 05-CKI1, Class AJ, 5.39s, 2037			52,000	52,728

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039			743,633	9,102
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043			2,366,007	27,765

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045			436,954	33,077
Ser. 05-C3, Class X, IO, 6.146s, 2044			107,473	7,824

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.918s, 2041			81,150	81,552
FRB Ser. 07-HQ12, Class A2, 5.759s, 2049			105,732	108,110
Ser. 07-IQ14, Class A2, 5.61s, 2049			35,759	37,104

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.843s, 2043			79,143	81,517

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046			550,171	20,301
Ser. 06-AR8, Class X, IO, 0.4s, 2036			837,577	11,224

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ, 5.585s, 2039			62,000	66,659

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045			75,000	69,825
Ser. 07-C30, Class A3, 5.246s, 2043			33,036	33,421
Ser. 07-C34, IO, 0.53s, 2046			1,473,314	17,827

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.506s, 2042			2,911,157	20,294
Ser. 06-C26, Class XC, IO, 0.092s, 2045			1,432,567	3,238

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A, Class G, 5.72s, 2036			10,000	8,700

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046			128,754	109,441
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046			147,743	112,285
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047			619,465	464,598
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045			141,343	115,901
FRB Ser. 05-AR13, Class A1B3, 0.577s, 2045			69,125	54,954
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045			292,878	241,624

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037			108,207	107,666
Ser. 05-9, Class 2A9, 5 1/4s, 2035			100,000	103,609
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036			122,808	117,435
FRB Ser. 06-AR13, Class A4, 2.613s, 2036			454,482	377,220

Total mortgage-backed securities (cost $7,262,061)				$8,172,987

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (3.5%)(a)
			Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017			$40,000	$34,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013			150,000	149,250

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015			840,000	766,500

Canada (Government of) bonds 3 1/2s, 2020		CAD	2,300,000	2,667,214

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029		CAD	200,000	304,817

Canada (Government of) notes 4s, 2017		CAD	1,500,000	1,712,237

Indonesia (Republic of) 144A notes 5 1/4s, 2042			$250,000	284,688

Poland (Government of) sr. unsec. bonds 5s, 2022			115,000	133,400

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024			135,000	151,538

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013			400,000	402,600

United Kingdom (Government of) bonds 4s, 2060		GBP	20,000	39,046

United Kingdom (Government of) bonds 2 3/4s, 2015		GBP	500,000	854,310

Total foreign government and agency bonds and notes (cost $7,156,808)				$7,499,600

COMMODITY LINKED NOTES (0.9%)(a)
			Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied by 3) (United Kingdom)			$669,000	$908,502

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013 (Indexed to the UBS Custom Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied by 3) (Jersey)			669,000	908,802

Total commodity Linked Notes (cost $1,338,000)				$1,817,304

INVESTMENT COMPANIES (0.8%)(a)
			Shares	Value

SPDR S&P 500 ETF Trust			11,179	$1,608,993

Total investment Companies (cost $1,384,179)				$1,608,993

SENIOR LOANS (0.2%)(a)(c)
			Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.467s, 2018			$83,714	$75,941

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017			35,000	35,088

First Data Corp. bank term loan FRN 5.217s, 2017			10,568	10,357

First Data Corp. bank term loan FRN 4.217s, 2018			99,303	94,711

Goodman Global, Inc. bank term loan FRN 9s, 2017			22,273	22,440

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)			85,000	84,214

Landry's, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017			49,875	50,498

National Bedding Company, LLC bank term loan FRN Ser. B, 4s, 2013			6,275	6,263

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.757s, 2017			130,971	89,899

Thomson Learning bank term loan FRN Ser. B, 2.49s, 2014			14,504	13,750

Univision Communications, Inc. bank term loan FRN 4.482s, 2017			10,073	9,964

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016			8,741	8,796

Total senior loans (cost $517,460)				$501,921

PREFERRED STOCKS (0.1%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			83	$77,644

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			2,540	63,779

M/I Homes, Inc. $2.438 pfd.(NON)			900	18,369

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)			83	58,590

Total preferred stocks (cost $183,852)				$218,382

CONVERTIBLE BONDS AND NOTES (0.1%)(a)
			Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$29,000	$28,565

Exide Technologies cv. sr. sub. notes FRN zero %, 2013			35,000	32,200

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			6,000	8,310

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026(STP)			55,000	49,191

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			20,000	17,738

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			12,000	12,548

Total convertible bonds and notes (cost $140,502)				$148,552

CONVERTIBLE PREFERRED STOCKS (—%)(a)
			Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.(R)			1,280	$26,029

General Motors Co. Ser. B, $2.375 cv. pfd.			943	35,392

Lucent Technologies Capital Trust I 7.75% cv. pfd.			35	20,213

United Technologies Corp. $3.75 cv. pfd.(NON)			400	22,440

Total convertible preferred stocks (cost $124,889)				$104,074

MUNICIPAL BONDS AND NOTES (—%)(a)
			Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15			$20,000	$21,207
4.071s, 1/1/14			50,000	51,767

Total municipal bonds and notes (cost $70,000)				$72,974

ASSET-BACKED SECURITIES (—%)(a)
			Principal amount	Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032			$38,408	$22,277

Total asset-backed securities (cost $38,979)				$22,277

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration date/		Contract
	strike price		amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/$138.00		2,654	$3,534

Total purchased options outstanding (cost $3,238)				$3,534

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Hartalega Holdings Bhd (Malaysia)	5/29/15	MYR 4.67	720	$271

Tower Semiconductor, Ltd. 144A (Israel)(F)	6/30/15	$25.50	7,932	1,586

Total warrants (cost $1,586)				$1,857

SHORT-TERM INVESTMENTS (29.6%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)			16,361,403	$16,361,403

Putnam Money Market Liquidity Fund 0.14%(AFF)			34,090,701	34,090,701

SSgA Prime Money Market Fund 0.14%(P)			1,229,398	1,229,398

Straight-A Funding, LLC commerical paper with effective yields ranging from 0.178% to 0.178%, December 18, 2012			$4,847,000	4,845,110

U.S. Treasury Bills with effective yields ranging from 0.167% to 0.168%, May 30, 2013(SEGSF)			267,000	266,732

U.S. Treasury Bills with effective yields ranging from 0.174% to 0.176%, May 2, 2013(SEGSF)			130,000	129,885

U.S. Treasury Bills with effective yields ranging from 0.169% to 0.173%, April 4, 2013(SEG)			461,000	460,675

U.S. Treasury Bills with effective yields ranging from 0.104% to 0.107%, December 13, 2012(SEG)(SEGSF)			411,000	410,931

U.S. Treasury Bills with effective yields ranging from 0.090% to 0.106%, November 15, 2012(SEG)(SEGSF)			3,350,000	3,349,561

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.102%, October 18, 2012(SEG)			1,791,000	1,790,920

Total short-term investments (cost $62,935,155)				$62,935,316

TOTAL INVESTMENTS

Total investments (cost $232,750,267)(b)				$251,627,872

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $77,952,377) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	10/17/12	$39,679	$39,100	$579
	Canadian Dollar	Sell	10/17/12	272,210	271,035	(1,175)
	Euro	Sell	10/17/12	2,883,561	2,824,223	(59,338)
	Swedish Krona	Sell	10/17/12	309,966	302,683	(7,283)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/12	1,270,778	1,251,031	19,747
	Brazilian Real	Buy	10/17/12	129,382	128,492	890
	Brazilian Real	Sell	10/17/12	129,382	129,077	(305)
	British Pound	Sell	10/17/12	212,660	210,379	(2,281)
	Canadian Dollar	Sell	10/17/12	258,381	260,926	2,545
	Chilean Peso	Sell	10/17/12	29,116	31,155	2,039
	Czech Koruna	Buy	10/17/12	221,971	225,827	(3,856)
	Czech Koruna	Sell	10/17/12	221,971	220,516	(1,455)
	Euro	Buy	10/17/12	183,275	178,770	4,505
	Hong Kong Dollar	Buy	10/17/12	539,191	539,008	183
	Hungarian Forint	Buy	10/17/12	465	471	(6)
	Hungarian Forint	Sell	10/17/12	465	453	(12)
	Indian Rupee	Buy	10/17/12	38,453	38,017	436
	Indian Rupee	Sell	10/17/12	38,453	36,133	(2,320)
	Japanese Yen	Buy	10/17/12	895,835	891,635	4,200
	Malaysian Ringgit	Buy	10/17/12	32,386	32,217	169
	Malaysian Ringgit	Sell	10/17/12	32,386	31,760	(626)
	Mexican Peso	Buy	10/17/12	47,607	50,466	(2,859)
	New Zealand Dollar	Sell	10/17/12	57,545	55,180	(2,365)
	Norwegian Krone	Buy	10/17/12	305,702	304,429	1,273
	Polish Zloty	Buy	10/17/12	60,382	70,124	(9,742)
	Singapore Dollar	Buy	10/17/12	67,469	67,620	(151)
	Singapore Dollar	Sell	10/17/12	67,469	66,396	(1,073)
	South African Rand	Sell	10/17/12	1,223	1,004	(219)
	South Korean Won	Buy	10/17/12	1,921	522	1,399
	Swedish Krona	Buy	10/17/12	216,474	214,695	1,779
	Swedish Krona	Sell	10/17/12	216,474	210,785	(5,689)
	Taiwan Dollar	Buy	10/17/12	194,658	194,578	80
	Taiwan Dollar	Sell	10/17/12	194,658	191,391	(3,267)
	Turkish Lira	Buy	10/17/12	320,233	317,674	2,559
Citibank, N.A.
	Australian Dollar	Buy	10/17/12	627,723	621,124	6,599
	Brazilian Real	Sell	10/17/12	465,193	461,964	(3,229)
	British Pound	Buy	10/17/12	3,035,848	2,983,573	52,275
	Canadian Dollar	Sell	10/17/12	682,306	680,315	(1,991)
	Czech Koruna	Buy	10/17/12	187,717	190,983	(3,266)
	Czech Koruna	Sell	10/17/12	187,717	188,682	965
	Danish Krone	Buy	10/17/12	149,539	146,786	2,753
	Euro	Sell	10/17/12	422,715	423,397	682
	Japanese Yen	Buy	10/17/12	1,080,736	1,076,259	4,477
	Mexican Peso	Buy	10/17/12	147	815	(668)
	Singapore Dollar	Buy	10/17/12	129,072	129,303	(231)
	Singapore Dollar	Sell	10/17/12	129,072	127,421	(1,651)
	South Korean Won	Buy	10/17/12	129,842	128,012	1,830
	South Korean Won	Sell	10/17/12	129,842	128,904	(938)
	Taiwan Dollar	Sell	10/17/12	144,424	141,802	(2,622)
	Turkish Lira	Buy	10/17/12	242,895	240,825	2,070
Credit Suisse AG
	Brazilian Real	Buy	10/17/12	130,169	129,036	1,133
	Brazilian Real	Sell	10/17/12	130,169	129,959	(210)
	British Pound	Buy	10/17/12	261,424	254,449	6,975
	Canadian Dollar	Sell	10/17/12	882,320	876,271	(6,049)
	Chilean Peso	Sell	10/17/12	16,287	17,102	815
	Czech Koruna	Buy	10/17/12	214,958	217,867	(2,909)
	Czech Koruna	Sell	10/17/12	214,958	215,984	1,026
	Euro	Sell	10/17/12	80,070	78,307	(1,763)
	Hungarian Forint	Buy	10/17/12	64,629	63,791	838
	Hungarian Forint	Sell	10/17/12	64,629	63,046	(1,583)
	Japanese Yen	Sell	10/17/12	351,122	349,743	(1,379)
	Malaysian Ringgit	Buy	10/17/12	48,498	47,529	969
	Malaysian Ringgit	Sell	10/17/12	48,498	48,174	(324)
	Mexican Peso	Buy	10/17/12	136,856	138,005	(1,149)
	New Zealand Dollar	Sell	10/17/12	38,667	37,079	(1,588)
	Norwegian Krone	Sell	10/17/12	124,388	127,059	2,671
	Philippines Peso	Buy	10/17/12	113,322	112,570	752
	Polish Zloty	Buy	10/17/12	125,592	129,935	(4,343)
	Singapore Dollar	Sell	10/17/12	34,794	31,963	(2,831)
	South African Rand	Sell	10/17/12	86,221	86,886	665
	South Korean Won	Buy	10/17/12	66,168	63,212	2,956
	Swedish Krona	Buy	10/17/12	490,818	493,706	(2,888)
	Swedish Krona	Sell	10/17/12	490,818	487,292	(3,526)
	Swiss Franc	Buy	10/17/12	865,308	851,713	13,595
	Taiwan Dollar	Sell	10/17/12	85,406	83,926	(1,480)
	Turkish Lira	Buy	10/17/12	113,092	111,602	1,490
Deutsche Bank AG
	Australian Dollar	Buy	10/17/12	406,326	392,902	13,424
	Brazilian Real	Buy	10/17/12	129,382	128,107	1,275
	Brazilian Real	Sell	10/17/12	129,382	129,045	(337)
	British Pound	Sell	10/17/12	224,125	222,081	(2,044)
	Czech Koruna	Buy	10/17/12	90,311	92,594	(2,283)
	Czech Koruna	Sell	10/17/12	90,311	89,877	(434)
	Euro	Sell	10/17/12	1,398,339	1,371,083	(27,256)
	Japanese Yen	Buy	10/17/12	216,340	216,873	(533)
	Japanese Yen	Sell	10/17/12	216,340	215,716	(624)
	Mexican Peso	Buy	10/17/12	14,080	14,038	42
	Norwegian Krone	Buy	10/17/12	40,998	39,454	1,544
	Polish Zloty	Buy	10/17/12	127,493	134,727	(7,234)
	Singapore Dollar	Sell	10/17/12	69,344	67,267	(2,077)
	South Korean Won	Buy	10/17/12	64,921	63,421	1,500
	South Korean Won	Sell	10/17/12	64,921	64,438	(483)
	Swedish Krona	Buy	10/17/12	212,701	210,974	1,727
	Swedish Krona	Sell	10/17/12	212,701	208,079	(4,622)
	Turkish Lira	Buy	10/17/12	126,916	124,997	1,919
Goldman Sachs International
	Australian Dollar	Buy	10/17/12	46,413	41,248	5,165
	Czech Koruna	Buy	10/17/12	1,978	2,008	(30)
	Czech Koruna	Sell	10/17/12	1,978	1,969	(9)
	Euro	Sell	10/17/12	1,053,510	976,485	(77,025)
	Japanese Yen	Sell	10/17/12	1,632,396	1,624,115	(8,281)
	Singapore Dollar	Buy	10/17/12	129,072	129,296	(224)
	Singapore Dollar	Sell	10/17/12	129,072	127,770	(1,302)
	South Korean Won	Buy	10/17/12	335	326	9
	South Korean Won	Sell	10/17/12	335	332	(3)
	Swedish Krona	Buy	10/17/12	8,506	8,310	196
	Swedish Krona	Sell	10/17/12	8,506	8,502	(4)
	Turkish Lira	Buy	10/17/12	3,997	3,942	55
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/17/12	827,073	811,279	(15,794)
	British Pound	Sell	10/17/12	3,837,236	3,774,741	(62,495)
	Canadian Dollar	Buy	10/17/12	2,034	1,560	474
	Czech Koruna	Buy	10/17/12	225,161	228,990	(3,829)
	Czech Koruna	Sell	10/17/12	225,161	224,149	(1,012)
	Euro	Sell	10/17/12	884,501	866,998	(17,503)
	Indian Rupee	Buy	10/17/12	101,022	99,154	1,868
	Indian Rupee	Sell	10/17/12	101,022	95,824	(5,198)
	Japanese Yen	Buy	10/17/12	30,022	29,608	414
	Norwegian Krone	Buy	10/17/12	215,036	212,334	2,702
	Norwegian Krone	Sell	10/17/12	215,036	213,223	(1,813)
	Russian Ruble	Buy	10/17/12	129,471	132,278	(2,807)
	Singapore Dollar	Buy	10/17/12	657,337	648,842	8,495
	South Korean Won	Buy	10/17/12	64,457	62,595	1,862
	Turkish Lira	Buy	10/17/12	143,350	141,130	2,220
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	10/17/12	1,157,852	1,134,919	22,933
	Brazilian Real	Buy	10/17/12	129,431	128,142	1,289
	Brazilian Real	Sell	10/17/12	129,431	129,189	(242)
	British Pound	Buy	10/17/12	503,794	495,171	8,623
	Canadian Dollar	Sell	10/17/12	1,376,508	1,375,167	(1,341)
	Chilean Peso	Buy	10/17/12	34,362	33,016	1,346
	Czech Koruna	Buy	10/17/12	189,496	192,859	(3,363)
	Czech Koruna	Sell	10/17/12	189,496	189,425	(71)
	Euro	Buy	10/17/12	192,914	188,887	4,027
	Hong Kong Dollar	Sell	10/17/12	625,765	625,550	(215)
	Hungarian Forint	Buy	10/17/12	64,628	63,207	1,421
	Hungarian Forint	Sell	10/17/12	64,628	63,052	(1,576)
	Japanese Yen	Buy	10/17/12	974,124	969,615	4,509
	Mexican Peso	Buy	10/17/12	85,735	84,119	1,616
	New Zealand Dollar	Sell	10/17/12	129,581	129,386	(195)
	Norwegian Krone	Buy	10/17/12	213,326	210,826	2,500
	Norwegian Krone	Sell	10/17/12	213,326	212,177	(1,149)
	Polish Zloty	Buy	10/17/12	57,546	61,279	(3,733)
	Russian Ruble	Buy	10/17/12	129,474	132,372	(2,898)
	Singapore Dollar	Sell	10/17/12	706,880	694,199	(12,681)
	South African Rand	Sell	10/17/12	50,970	50,229	(741)
	South Korean Won	Buy	10/17/12	82,800	80,884	1,916
	South Korean Won	Sell	10/17/12	82,800	82,231	(569)
	Swedish Krona	Buy	10/17/12	761,738	739,921	21,817
	Swiss Franc	Buy	10/17/12	2,978	2,991	(13)
	Swiss Franc	Sell	10/17/12	2,978	2,931	(47)
	Taiwan Dollar	Sell	10/17/12	144,322	141,276	(3,046)
	Turkish Lira	Buy	10/17/12	105,986	104,580	1,406
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/17/12	58,017	56,569	1,448
	Brazilian Real	Buy	10/17/12	51,694	51,235	459
	Brazilian Real	Sell	10/17/12	51,694	51,671	(23)
	British Pound	Sell	10/17/12	5,983,047	5,879,880	(103,167)
	Euro	Buy	10/17/12	2,073,861	2,029,804	44,057
	Japanese Yen	Buy	10/17/12	518,644	516,173	2,471
	Singapore Dollar	Buy	10/17/12	128,990	129,217	(227)
	Singapore Dollar	Sell	10/17/12	128,990	127,804	(1,186)
	South Korean Won	Buy	10/17/12	1,575	1,537	38
	South Korean Won	Sell	10/17/12	1,575	1,567	(8)
	Taiwan Dollar	Sell	10/17/12	3,163	2,853	(310)
	Turkish Lira	Buy	10/17/12	4,441	4,382	59
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/12	1,146,974	1,130,183	16,791
	Brazilian Real	Buy	10/17/12	152,767	151,514	1,253
	Brazilian Real	Sell	10/17/12	152,767	152,497	(270)
	British Pound	Sell	10/17/12	593,897	588,483	(5,414)
	Canadian Dollar	Sell	10/17/12	1,112,941	1,109,533	(3,408)
	Chilean Peso	Buy	10/17/12	19,169	18,893	276
	Czech Koruna	Buy	10/17/12	125,306	128,969	(3,663)
	Czech Koruna	Sell	10/17/12	125,306	124,878	(428)
	Euro	Sell	10/17/12	69,788	68,338	(1,450)
	Hungarian Forint	Buy	10/17/12	71,892	70,123	1,769
	Hungarian Forint	Sell	10/17/12	71,892	70,400	(1,492)
	Japanese Yen	Buy	10/17/12	203,801	202,562	1,239
	Mexican Peso	Buy	10/17/12	20,705	20,555	150
	New Zealand Dollar	Sell	10/17/12	65,328	62,651	(2,677)
	Norwegian Krone	Buy	10/17/12	54,431	54,624	(193)
	Norwegian Krone	Sell	10/17/12	54,431	53,698	(733)
	Polish Zloty	Buy	10/17/12	133,756	134,555	(799)
	Polish Zloty	Sell	10/17/12	133,756	128,712	(5,044)
	Singapore Dollar	Sell	10/17/12	134,287	132,159	(2,128)
	South African Rand	Buy	10/17/12	71,905	71,136	769
	South African Rand	Sell	10/17/12	71,905	72,599	694
	South Korean Won	Buy	10/17/12	52,614	49,770	2,844
	Swedish Krona	Buy	10/17/12	220,766	218,118	2,648
	Swiss Franc	Buy	10/17/12	2,553	2,564	(11)
	Swiss Franc	Sell	10/17/12	2,553	2,512	(41)
	Taiwan Dollar	Sell	10/17/12	177,089	173,688	(3,401)
	Thai Baht	Buy	10/17/12	113,417	111,700	1,717
	Turkish Lira	Buy	10/17/12	31,258	28,958	2,300
UBS AG
	Australian Dollar	Buy	10/17/12	402,907	396,702	6,205
	British Pound	Buy	10/17/12	5,977,073	5,874,959	102,114
	Canadian Dollar	Sell	10/17/12	1,084,571	1,079,454	(5,117)
	Czech Koruna	Buy	10/17/12	187,732	191,003	(3,271)
	Czech Koruna	Sell	10/17/12	187,732	188,515	783
	Euro	Buy	10/17/12	2,357,384	2,309,294	48,090
	Hungarian Forint	Buy	10/17/12	62,760	61,308	1,452
	Hungarian Forint	Sell	10/17/12	62,760	63,941	1,181
	Indian Rupee	Buy	10/17/12	101,020	99,111	1,909
	Indian Rupee	Sell	10/17/12	101,020	96,070	(4,950)
	Japanese Yen	Sell	10/17/12	1,011,561	1,007,521	(4,040)
	Mexican Peso	Buy	10/17/12	613	5,146	(4,533)
	New Zealand Dollar	Sell	10/17/12	129,581	129,386	(195)
	Norwegian Krone	Buy	10/17/12	1,520,221	1,501,360	18,861
	Philippines Peso	Buy	10/17/12	80,817	80,308	509
	Russian Ruble	Buy	10/17/12	129,471	132,282	(2,811)
	Singapore Dollar	Sell	10/17/12	168,103	165,395	(2,708)
	South African Rand	Sell	10/17/12	1,882	3,306	1,424
	Swedish Krona	Sell	10/17/12	81,729	77,614	(4,115)
	Swiss Franc	Sell	10/17/12	513,271	504,910	(8,361)
	Taiwan Dollar	Sell	10/17/12	75,765	71,049	(4,716)
	Thai Baht	Buy	10/17/12	80,208	78,984	1,224
	Turkish Lira	Buy	10/17/12	131,191	129,423	1,768
WestPac Banking Corp.
	Australian Dollar	Sell	10/17/12	1,371,686	1,349,772	(21,914)
	British Pound	Sell	10/17/12	893,751	879,220	(14,531)
	Canadian Dollar	Buy	10/17/12	320,714	325,453	(4,739)
	Canadian Dollar	Sell	10/17/12	320,714	322,910	2,196
	Euro	Sell	10/17/12	405,043	396,755	(8,288)
	Japanese Yen	Sell	10/17/12	906,780	903,202	(3,578)
	Mexican Peso	Buy	10/17/12	113,041	113,566	(525)
	Norwegian Krone	Buy	10/17/12	274,125	271,821	2,304
	Norwegian Krone	Sell	10/17/12	274,125	270,424	(3,701)
	Swedish Krona	Buy	10/17/12	5,448	5,322	126
	Swedish Krona	Sell	10/17/12	5,448	5,403	(45)

Total						$(128,646)

FUTURES CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 3 yr (Short)	6	$687,814	Dec-12	$(3,727)
Canadian Government Bond 10 yr (Short)	29	4,049,558	Dec-12	(35,826)
Euro STOXX 50 Index (Short)	113	3,564,921	Dec-12	131,779
Euro-Bobl 5 yr (Long)	1	161,518	Dec-12	(389)
Euro-Bund 10 yr (Short)	2	364,363	Dec-12	1,176
Euro-Schatz 2 yr (Short)	3	426,842	Dec-12	453
Euro-Swiss Franc 3 Month (Short)	17	4,519,325	Dec-12	(65,901)
FTSE 100 Index (Short)	56	5,166,195	Dec-12	104,739
Japanese Government Bond 10 yr (Short)	1	1,847,642	Dec-12	(6,541)
Japanese Government Bond 10 yr Mini (Long)	10	1,848,283	Dec-12	7,509
MSCI EAFE Index Mini (Long)	10	749,100	Dec-12	(23,628)
NASDAQ 100 Index E-Mini (Short)	57	3,182,880	Dec-12	12,154
OMXS 30 Index (Short)	66	1,080,106	Oct-12	27,480
Russell 2000 Index Mini (Short)	34	2,836,960	Dec-12	23,519
S&P 500 Index (Long)	3	1,075,650	Dec-12	1,189
S&P 500 Index E-Mini (Long)	353	25,313,630	Dec-12	27,534
S&P 500 Index E-Mini (Short)	155	11,115,050	Dec-12	(12,710)
S&P Mid Cap 400 Index E-Mini (Long)	89	8,779,850	Dec-12	(148,123)
SGX MSCI Singapore Index (Short)	9	516,297	Oct-12	1,716
SPI 200 Index (Long)	9	1,023,193	Dec-12	(3,310)
SPI 200 Index (Short)	10	1,136,881	Dec-12	4,881
Tokyo Price Index (Short)	33	3,108,022	Dec-12	(42,476)
U.K. Gilt 10 yr (Short)	3	584,331	Dec-12	767
U.S. Treasury Bond 30 yr (Long)	38	5,676,250	Dec-12	(25,603)
U.S. Treasury Bond 30 yr (Short)	36	5,377,500	Dec-12	23,947
U.S. Treasury Bond Ultra 30 yr (Long)	14	2,313,063	Dec-12	(26,480)
U.S. Treasury Note 2 yr (Long)	136	29,992,250	Dec-12	14,710
U.S. Treasury Note 2 yr (Short)	26	5,733,813	Dec-12	(2,893)
U.S. Treasury Note 5 yr (Long)	71	8,848,930	Dec-12	33,162
U.S. Treasury Note 10 yr (Long)	26	3,470,594	Dec-12	16,341
U.S. Treasury Note 10 yr (Short)	18	2,402,719	Dec-12	(9,003)

Total				$26,446

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $1,911) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	2,654	Nov-12/$134.00	$2,042

Total			$2,042

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Barclay’s Bank, PLC
		$1,329,000	(E)	$1,049	12/19/14	0.45%	3 month USD-LIBOR-BBA	$(758)
		1,074,000	(E)	11,811	12/19/22	3 month USD-LIBOR-BBA	1.75%	10,060
		1,178,000	(E)	(244)	12/19/17	3 month USD-LIBOR-BBA	0.90%	3,467
		3,000,000		—	9/13/14	3 month USD-LIBOR-BBA	0.389%	1,095
		4,400,000		—	9/13/17	3 month USD-LIBOR-BBA	0.8075%	10,799
		500,000		—	9/13/22	3 month USD-LIBOR-BBA	1.7823%	4,326
		900,000		—	9/13/42	3 month USD-LIBOR-BBA	2.633%	5,856
	Citibank, N.A.
		8,634,000	(E)	2,051	12/19/14	0.45%	3 month USD-LIBOR-BBA	(9,691)
		1,047,000	(E)	1,206	12/19/17	3 month USD-LIBOR-BBA	0.90%	4,504
	Credit Suisse International
		218,000	(E)	257	12/19/14	0.45%	3 month USD-LIBOR-BBA	(39)
		309,000	(E)	(3,824)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(3,321)
	MXN	5,250,000		—	7/21/20	1 month MXN-TIIE-BANXICO	6.895%	33,265
	Deutsche Bank AG
		$19,430,000		(6,027)	12/19/17	3 month USD-LIBOR-BBA	0.90%	55,177
		16,203,000		152,440	12/19/22	3 month USD-LIBOR-BBA	1.75%	126,029
		350,000		(19,306)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(1,796)
	MXN	5,250,000		—	7/17/20	1 month MXN-TIIE-BANXICO	6.95%	34,802
	Goldman Sachs International
		$44,131,000	(E)	(84,370)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(223,383)
		6,682,000	(E)	(105,162)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(94,271)
		130,000		(9,250)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(2,746)
	JPMorgan Chase Bank NA
		794,000	(E)	(1,448)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(3,949)
		1,695,000	(E)	(38,333)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(35,570)
	MXN	750,000		—	7/16/20	1 month MXN-TIIE-BANXICO	6.99%	5,126
	MXN	8,485,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	(32,461)
	MXN	1,330,000		—	11/4/20	1 month MXN-TIIE-BANXICO	6.75%	7,526

	Total							$(105,953)
(E)	See interest rate swap contracts note regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
	$20,543	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$74
	178,780	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(297)
	364,300	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,311
	178,674	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	643
	34,238	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	123
	111,142	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	400
	80,591	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	265
Citibank, N.A.
	70,218	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	253
baskets	55	—	2/13/13	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (CGPUTQL2) of common stocks	175,661
baskets	24	—	2/13/13	3 month USD-LIBOR-BBA plus 0.10%	A basket (CGPUTQL2) of common stocks	76,533
units	1,214	—	2/13/13	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(140,549)
units	683	—	2/13/13	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(79,070)
Credit Suisse International
	$582,568	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	2,399
Goldman Sachs International
	604,277	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(16,486)
	667,961	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(18,224)
JPMorgan Chase Bank NA
shares	122,265	—	10/22/12	(3 month USD-LIBOR-BBA plus 0.04%)	iShares MSCI Emerging Markets Index	456,262

Total						$459,298

	CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

			Upfront				Fixed payments
			premium			Termi-	received
	Swap counterparty /		received		Notional	nation	(paid) by fund	Unrealized
	Referenced debt*	Rating***	(paid)**		amount	date	per annum	appreciation

	Barclay’s Bank, PLC
	DJ CDX NA HY Series 18 Index	B+/P	$4,725		$178,200	6/20/17	500 bp	$5,943
	DJ CDX NA IG Series 18 Index	BBB+/P	4,395		1,080,000	6/20/17	100 bp	9,488
	Citibank, N.A.
	DJ CDX NA IG Series 18 Index	BBB+/P	10,040		960,000	6/20/17	100 bp	14,567
	DJ CDX NA IG Series 18 Index	BBB+/P	(2,233)		565,000	6/20/17	100 bp	431
	Credit Suisse International
	DJ CDX NA HY Series 18 Index	B+/P	154,350		4,365,900	6/20/17	500 bp	184,203
	DJ CDX NA IG Series 18 Index	BBB+/P	10,752		1,260,000	6/20/17	100 bp	16,694
	DJ CDX NA IG Series 18 Index	BBB+/P	136		130,000	6/20/17	100 bp	749
	Deutsche Bank AG
	DJ CDX NA HY Series 18 Index	B+/P	194,066		7,319,070	6/20/17	500 bp	244,112
	Smurfit Kappa Funding, 7 3/4%, 4/1/15	B1	—	EUR	90,000	9/20/13	715 bp	7,935
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	125,000	9/20/13	477 bp	6,989
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	125,000	9/20/13	535 bp	7,935
	Goldman Sachs International
	CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	—		$65,000	9/20/13	495 bp	2,762
	JPMorgan Chase Bank NA
	DJ CDX NA HY Series 18 Index	B+/P	46,909		1,769,130	6/20/17	500 bp	59,006

	Total							$560,814

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.”

Key to holding's currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $212,906,418.
(b)	The aggregate identified cost on a tax basis is $234,418,426, resulting in gross unrealized appreciation and depreciation of $22,042,596 and $4,833,150, respectively, or net unrealized appreciation of $17,209,446.
(NON)	Non-income-producing security.
(STP)	The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $19,935, or less than 0.1% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with a company which is under common ownership, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund*	$34,125,454	$41,117,482	$41,152,235	$30,327	$34,090,701
Totals	$34,125,454	$41,117,482	$41,152,235	$30,327	$34,090,701
Market values are shown for those securities affiliated at period end.
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $15,895,407. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $16,361,403, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $88,043,304 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.
The fund had an average contract amount of approximately 1,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately $1,600,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $188,100,000 on forward currency contracts for the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $18,400,000 on total return swap contracts for the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $163,600,000 on interest rate swap contracts for the reporting period.
Credit default contracts: The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $304,136 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $502,244 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $513,635.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$4,240,423	$1,888,733	$—
Capital goods	4,406,238	1,088,185	—
Communication services	4,295,353	1,092,137	—
Conglomerates	2,381,253	290,862	—
Consumer cyclicals	9,768,318	2,240,909	1
Consumer staples	7,868,496	2,231,069	645
Energy	8,506,497	1,550,765	—
Financials	13,207,716	4,258,728	—
Health care	9,868,056	1,934,493	—
Technology	19,155,502	853,340	—
Transportation	776,489	457,895	—
Utilities and power	2,324,464	686,232	—
Total common stocks	86,798,805	18,573,348	646
Asset-backed securities	—	22,277	—
Commodity linked notes	—	1,817,304	—
Convertible bonds and notes	—	148,552	—
Convertible preferred stocks	22,440	81,634	—
Corporate bonds and notes	—	38,586,531	—
Foreign government and agency bonds and notes	—	7,499,600	—
Investment Companies	1,608,993	—	—
Mortgage-backed securities	—	8,172,987	—
Municipal bonds and notes	—	72,974	—
Preferred stocks	18,369	200,013	—
Purchased options outstanding	—	3,534	—
Senior loans	—	501,921	—
U.S. Government and Agency Mortgage Obligations	—	24,539,865	—
U.S. Treasury Obligations	—	20,906	—
Warrants	271	—	1,586
Short-term investments	35,320,099	27,615,217	—

Totals by level	$123,768,977	$127,856,663	$2,232

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(128,646)	$—
Futures contracts	26,446	—	—
Written options	—	(2,042)	—
Interest rate swap contracts	—	(6,803)	—
Total return swap contracts	—	459,298	—
Credit default contracts	—	137,674	—

Totals by level	$26,446	$459,481	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$137,674	$—
Foreign exchange contracts	537,341	665,987
Equity contracts	1,048,838	451,908
Interest rate contracts	312,712	427,352

Total	$2,036,565	$1,545,247

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Global Equity Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (96.5%)(a)
			Shares	Value

Aerospace and defense (1.1%)

Honeywell International, Inc.			20,200	$1,206,950

Precision Castparts Corp.			6,000	980,040

				2,186,990
Air freight and logistics (0.5%)

FedEx Corp.(S)			11,600	981,592

				981,592
Airlines (1.6%)

Japan Airlines Co., Ltd. (Japan)(NON)			67,500	3,157,035

				3,157,035
Auto components (0.4%)

Johnson Controls, Inc.(S)			31,200	854,880

				854,880
Automobiles (1.4%)

Nissan Motor Co., Ltd. (Japan)			336,800	2,867,499

				2,867,499
Beverages (1.6%)

Anheuser-Busch InBev NV (Belgium)			19,792	1,693,041

Pernod-Ricard SA (France)			12,438	1,397,731

				3,090,772
Building products (1.3%)

Fortune Brands Home & Security, Inc.(NON)			43,000	1,161,430

Owens Corning, Inc.(NON)(S)			40,400	1,351,784

				2,513,214
Capital markets (2.3%)

Blackstone Group LP (The)			83,700	1,195,236

Charles Schwab Corp. (The)(S)			112,800	1,442,712

Morgan Stanley			49,500	828,630

State Street Corp.(S)			25,200	1,057,392

				4,523,970
Chemicals (5.0%)

CF Industries Holdings, Inc.			10,700	2,377,968

Georgia Gulf Corp.			26,500	959,830

Lanxess AG (Germany)			13,173	1,093,584

Monsanto Co.			46,400	4,223,328

Tronox, Ltd. Class A(S)			58,300	1,320,495

				9,975,205
Commercial banks (6.4%)

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)			133,115	1,052,484

Erste Group Bank AG (Austria)(NON)			47,444	1,063,419

Kasikornbank PCL NVDR (Thailand)			196,100	1,158,428

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)			217,400	1,012,925

Regions Financial Corp.			182,200	1,313,662

Sberbank of Russia ADR (Russia)			172,746	2,033,488

Siam Commercial Bank PCL (Thailand)			218,100	1,208,124

Societe Generale SA (France)(NON)			53,805	1,534,648

Wells Fargo & Co.			66,102	2,282,502

				12,659,680
Commercial services and supplies (1.4%)

Aggreko PLC (United Kingdom)			30,682	1,149,003

Tyco International, Ltd.			28,400	1,597,784

				2,746,787
Communications equipment (0.8%)

Qualcomm, Inc.			25,500	1,593,495

				1,593,495
Computers and peripherals (2.6%)

Apple, Inc.			6,100	4,070,286

Gemalto NV (Netherlands)			12,564	1,106,727

				5,177,013
Construction and engineering (0.5%)

KBR, Inc.			31,600	942,312

				942,312
Construction materials (0.5%)

PT Indocement Tunggal Prakarsa Tbk (Indonesia)			456,000	968,405

				968,405
Consumer finance (1.3%)

Capital One Financial Corp.			26,400	1,505,064

Discover Financial Services			26,100	1,036,953

				2,542,017
Diversified financial services (3.4%)

Bank of America Corp.			208,800	1,843,704

JPMorgan Chase & Co.			85,800	3,473,184

ORIX Corp. (Japan)			13,270	1,330,626

				6,647,514
Diversified telecommunication services (2.5%)

CenturyLink, Inc.(S)			29,300	1,183,720

Verizon Communications, Inc.(S)			64,300	2,930,151

Ziggo NV (Netherlands)			25,209	856,687

				4,970,558
Electronic equipment, instruments, and components (0.5%)

Hon Hai Precision Industry Co., Ltd. (Taiwan)			310,200	960,705

				960,705
Energy equipment and services (1.7%)

Halliburton Co.			27,800	936,582

Oceaneering International, Inc.(S)			20,440	1,129,310

Oil States International, Inc.(NON)			15,300	1,215,738

				3,281,630
Food and staples retail (1.0%)

Lawson, Inc. (Japan)			25,600	1,967,131

				1,967,131
Food products (0.6%)

Kerry Group PLC Class A (Ireland)			21,828	1,116,440

				1,116,440
Gas utilities (0.8%)

Tokyo Gas Co., Ltd. (Japan)			282,000	1,553,531

				1,553,531
Health-care equipment and supplies (0.8%)

Covidien PLC(S)			25,600	1,521,152

				1,521,152
Health-care providers and services (4.9%)

Aetna, Inc.(S)			35,800	1,417,680

Brookdale Senior Living, Inc.(NON)(S)			55,100	1,279,422

Capital Senior Living Corp.(NON)			76,100	1,101,167

Catamaran Corp. (Canada)(NON)(S)			15,300	1,498,941

Emeritus Corp.(NON)			46,500	973,710

Express Scripts Holding Co.(NON)			34,800	2,180,916

UnitedHealth Group, Inc.(S)			23,400	1,296,594

				9,748,430
Hotels, restaurants, and leisure (1.7%)

Compass Group PLC (United Kingdom)			198,874	2,199,533

TUI Travel PLC (United Kingdom)			328,505	1,244,573

				3,444,106
Household durables (4.7%)

Beazer Homes USA, Inc.(NON)(S)			429,800	1,525,790

Lennar Corp. Class A			38,000	1,321,260

Persimmon PLC (United Kingdom)			80,435	988,092

PulteGroup, Inc.(NON)(S)			104,100	1,613,550

Standard Pacific Corp.(NON)(S)			239,442	1,618,628

Techtronic Industries Co. (Hong Kong)			599,000	1,076,409

Toll Brothers, Inc.(NON)(S)			36,300	1,206,249

				9,349,978
Independent power producers and energy traders (0.6%)

Electric Power Development Co., Ltd. (Japan)			45,600	1,194,930

				1,194,930
Insurance (4.6%)

Aflac, Inc.			34,700	1,661,436

Aon PLC(S)			33,800	1,767,402

Assured Guaranty, Ltd.			90,700	1,235,334

Marsh & McLennan Cos., Inc.(S)			50,400	1,710,072

Porto Seguro SA (Brazil)			101,200	1,017,866

Prudential PLC (United Kingdom)			130,966	1,699,394

				9,091,504
Internet and catalog retail (2.0%)

Amazon.com, Inc.(NON)			6,100	1,551,352

HomeAway, Inc.(NON)(S)			61,100	1,432,795

Priceline.com, Inc.(NON)			1,500	928,095

				3,912,242
Internet software and services (1.1%)

Telecity Group PLC (United Kingdom)			151,153	2,187,923

				2,187,923
IT Services (1.3%)

Computer Sciences Corp.			30,600	985,626

Visa, Inc. Class A			12,400	1,665,072

				2,650,698
Media (0.6%)

Major Cineplex Group PCL (Thailand)			1,810,600	1,111,772

				1,111,772
Metals and mining (0.6%)

Iluka Resources, Ltd. (Australia)			109,853	1,109,197

				1,109,197
Multiline retail (0.5%)

Mitra Adiperkasa Tbk PT (Indonesia)			1,365,500	911,564

				911,564
Oil, gas, and consumable fuels (9.3%)

BG Group PLC (United Kingdom)			254,130	5,145,900

Cabot Oil & Gas Corp.(S)			33,800	1,517,620

EXCO Resources, Inc.(S)			140,200	1,123,002

Marathon Oil Corp.			61,400	1,815,598

Noble Energy, Inc.(S)			14,200	1,316,482

Origin Energy, Ltd. (Australia)			91,815	1,077,584

Royal Dutch Shell PLC Class A (United Kingdom)			106,578	3,691,547

Southwestern Energy Co.(NON)(S)			42,318	1,471,820

Tullow Oil PLC (United Kingdom)			64,413	1,428,766

				18,588,319
Paper and forest products (0.6%)

MeadWestvaco Corp.			40,900	1,251,540

				1,251,540
Pharmaceuticals (5.1%)

Astellas Pharma, Inc. (Japan)			27,400	1,391,667

Pfizer, Inc.			153,303	3,809,580

Sanofi (France)			34,580	2,954,143

Shire PLC (United Kingdom)			65,290	1,932,544

				10,087,934
Professional services (0.6%)

Verisk Analytics, Inc. Class A(NON)			22,900	1,090,269

				1,090,269
Real estate management and development (3.1%)

BR Malls Participacoes SA (Brazil)			65,200	905,355

BR Properties SA (Brazil)			64,600	842,851

CBRE Group, Inc. Class A(NON)			43,900	808,199

Forestar Group, Inc.(NON)(S)			70,700	1,177,862

Mitsui Fudosan Co., Ltd. (Japan)			59,000	1,180,672

Sun Hung Kai Properties, Ltd. (Hong Kong)			86,000	1,259,093

				6,174,032
Road and rail (0.5%)

Localiza Rent a Car SA (Brazil)			61,300	1,076,473

				1,076,473
Semiconductors and semiconductor equipment (3.7%)

MediaTek, Inc. (Taiwan)			82,000	861,828

Samsung Electronics Co., Ltd. (South Korea)			1,958	2,357,299

SK Hynix, Inc. (South Korea)(NON)			47,610	966,897

Spreadtrum Communications, Inc. ADR (China)(S)			47,700	980,712

Texas Instruments, Inc.(S)			79,400	2,187,470

				7,354,206
Software (1.3%)

Nuance Communications, Inc.(NON)(S)			39,100	973,199

Salesforce.com, Inc.(NON)(S)			10,800	1,649,052

				2,622,251
Specialty retail (3.3%)

AutoZone, Inc.(NON)			2,600	961,142

Best Buy Co., Inc.(S)			32,700	562,113

Industria de Diseno Textil (Inditex) SA (Spain)			9,165	1,137,796

Kingfisher PLC (United Kingdom)			289,997	1,239,180

Lowe's Cos., Inc.			84,600	2,558,304

				6,458,535
Textiles, apparel, and luxury goods (0.5%)

Hanesbrands, Inc.(NON)(S)			30,600	975,528

				975,528
Tobacco (4.5%)

Japan Tobacco, Inc. (Japan)			149,300	4,474,607

Lorillard, Inc.			9,400	1,094,630

Philip Morris International, Inc.			38,100	3,426,714

				8,995,951
Trading companies and distributors (0.9%)

W.W. Grainger, Inc.(S)			9,000	1,875,330

				1,875,330
Water utilities (0.5%)

United Utilities Group PLC (United Kingdom)			87,949	1,018,417

				1,018,417

Total common stocks (cost $167,305,193)				$191,080,656

WARRANTS (0.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

LIC Housing Finance, Ltd. 144A (India)	6/3/14	$0.000001	110,558	$590,677

Total warrants (cost $503,092)				$590,677

SHORT-TERM INVESTMENTS (19.4%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)			33,852,750	$33,852,750

Putnam Money Market Liquidity Fund 0.14%(AFF)			3,485,393	3,485,393

SSgA Prime Money Market Fund 0.14%(P)			604,507	604,507

U.S. Treasury Bills with an effective yield of 0.176%, May 2, 2013			$110,000	109,903

U.S. Treasury Bills with an effective yield of 0.172%, May 30, 2013(SEGSF)			280,000	279,719

Total short-term investments (cost $38,332,211)				$38,332,272

TOTAL INVESTMENTS

Total investments (cost $206,140,496)(b)				$230,003,605

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $123,575,606) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Sell	10/17/12	$3,909,306	$3,852,264	$(57,042)
	Canadian Dollar	Buy	10/17/12	396,266	402,862	(6,596)
	Euro	Buy	10/17/12	74,158	72,638	1,520
	Swiss Franc	Buy	10/17/12	1,266,055	1,244,785	21,270
Barclays Bank PLC
	British Pound	Sell	10/17/12	1,006,944	990,097	(16,847)
	Canadian Dollar	Sell	10/17/12	361,490	359,997	(1,493)
	Euro	Buy	10/17/12	2,880,348	2,822,029	58,319
	Hong Kong Dollar	Buy	10/17/12	599,766	599,563	203
	Japanese Yen	Buy	10/17/12	1,239,673	1,234,297	5,376
	Norwegian Krone	Sell	10/17/12	1,457,940	1,437,934	(20,006)
	Swedish Krona	Buy	10/17/12	754,267	736,645	17,622
	Swiss Franc	Buy	10/17/12	217,178	213,671	3,507
Citibank, N.A.
	Australian Dollar	Buy	10/17/12	2,363,673	2,327,415	36,258
	British Pound	Sell	10/17/12	376,231	369,864	(6,367)
	Canadian Dollar	Buy	10/17/12	1,133,278	1,129,008	4,270
	Danish Krone	Buy	10/17/12	761,090	747,081	14,009
	Euro	Buy	10/17/12	4,928,504	4,826,814	101,690
	Singapore Dollar	Sell	10/17/12	497,220	489,162	(8,058)
	Swiss Franc	Buy	10/17/12	5,140,902	5,059,876	81,026
Credit Suisse AG
	Australian Dollar	Buy	10/17/12	1,185,721	1,167,997	17,724
	British Pound	Sell	10/17/12	723,075	710,569	(12,506)
	Canadian Dollar	Buy	10/17/12	926,654	923,471	3,183
	Euro	Buy	10/17/12	1,808,459	1,768,626	39,833
	Japanese Yen	Sell	10/17/12	612,136	611,851	(285)
	Norwegian Krone	Buy	10/17/12	2,679,403	2,643,596	35,807
	Swiss Franc	Buy	10/17/12	984,107	968,586	15,521
Deutsche Bank AG
	Australian Dollar	Sell	10/17/12	3,294,637	3,239,663	(54,974)
	British Pound	Sell	10/17/12	769,417	756,587	(12,830)
	Canadian Dollar	Buy	10/17/12	1,295,160	1,289,640	5,520
	Euro	Buy	10/17/12	2,880,348	2,822,665	57,683
Goldman Sachs International
	Australian Dollar	Buy	10/17/12	1,416,442	1,394,517	21,925
	Euro	Buy	10/17/12	561,649	549,827	11,822
	Japanese Yen	Buy	10/17/12	136,608	136,898	(290)
	Norwegian Krone	Buy	10/17/12	3,955,210	3,958,151	(2,941)
	Norwegian Krone	Sell	10/17/12	3,955,210	3,901,480	(53,730)
	Swedish Krona	Sell	10/17/12	145,123	141,770	(3,353)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/17/12	3,852,636	3,793,409	(59,227)
	British Pound	Buy	10/17/12	2,695,302	2,650,573	44,729
	Euro	Sell	10/17/12	3,201,914	3,125,350	(76,564)
	Hong Kong Dollar	Sell	10/17/12	333,336	333,237	(99)
	Norwegian Krone	Buy	10/17/12	2,152,717	2,125,668	27,049
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	10/17/12	5,749,790	5,661,925	87,865
	British Pound	Sell	10/17/12	777,491	764,478	(13,013)
	Canadian Dollar	Buy	10/17/12	456,362	469,268	(12,906)
	Euro	Sell	10/17/12	3,614,219	3,538,775	(75,444)
	Hong Kong Dollar	Buy	10/17/12	90,469	90,438	31
	Japanese Yen	Sell	10/17/12	2,784,579	2,786,911	2,332
	Norwegian Krone	Sell	10/17/12	3,773,408	3,778,577	5,169
	Singapore Dollar	Buy	10/17/12	1,998,249	1,965,693	32,556
	Swedish Krona	Buy	10/17/12	278,605	272,273	6,332
	Swiss Franc	Sell	10/17/12	2,058,935	2,026,505	(32,430)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/17/12	4,407,838	4,321,863	85,975
	British Pound	Buy	10/17/12	215,889	226,801	(10,912)
	Canadian Dollar	Buy	10/17/12	496,731	494,769	1,962
	Euro	Buy	10/17/12	206,923	172,967	33,956
	Japanese Yen	Sell	10/17/12	17,626	16,672	(954)
	Swiss Franc	Sell	10/17/12	140,070	137,747	(2,323)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/17/12	362,192	356,575	(5,617)
	Canadian Dollar	Buy	10/17/12	1,729,151	1,722,461	6,690
	Euro	Buy	10/17/12	3,221,836	3,154,858	66,978
	Israeli Shekel	Buy	10/17/12	540,625	525,383	15,242
	Norwegian Krone	Sell	10/17/12	872,810	861,057	(11,753)
	Swedish Krona	Buy	10/17/12	1,665,328	1,627,191	38,137
UBS AG
	Australian Dollar	Sell	10/17/12	235,694	232,064	(3,630)
	British Pound	Buy	10/17/12	1,005,329	988,561	16,768
	Canadian Dollar	Buy	10/17/12	2,327,872	2,319,053	8,819
	Euro	Sell	10/17/12	1,888,401	1,849,878	(38,523)
	Norwegian Krone	Buy	10/17/12	2,246,086	2,215,951	30,135
	Swiss Franc	Buy	10/17/12	1,636,278	1,609,663	26,615
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/12	1,484,923	1,461,199	23,724
	British Pound	Sell	10/17/12	5,095,432	5,009,673	(85,759)
	Canadian Dollar	Buy	10/17/12	1,474,838	1,469,578	5,260
	Euro	Sell	10/17/12	1,719,520	1,684,336	(35,184)
	Japanese Yen	Sell	10/17/12	1,839,600	1,832,330	(7,270)

Total						$391,486

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $197,927,606.
(b)	The aggregate identified cost on a tax basis is $206,317,077, resulting in gross unrealized appreciation and depreciation of $28,583,655 and $4,897,127, respectively, or net unrealized appreciation of $23,686,528.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$753,276	$54,858,019	$52,125,902	$1,119	$3,485,393
	* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $32,786,488. Certain of these securities were sold prior to the close of the reporting period.
	The fund received cash collateral of $33,852,750, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $502,765 to cover certain derivatives contracts.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	DIVERSIFICATION BY COUNTRY *

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	57.5%
	United Kingdom	12.2
	Japan	10.3
	France	3.0
	Brazil	2.0
	Thailand	1.8
	South Korea	1.7
	Hong Kong	1.2
	Spain	1.1
	Australia	1.1
	Russia	1.0
	Netherlands	1.0
	Indonesia	1.0
	Taiwan	0.9
	Belgium	0.9
	Canada	0.8
	Ireland	0.6
	Germany	0.6
	Austria	0.5
	China	0.5
	India	0.3

	Total	100.0%
	* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $192,200,000 on forward currency contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $164,861 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $235,357 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $38,965.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$18,221,458	$11,664,646	$—
Consumer staples	4,521,344	10,648,950	—
Energy	10,526,152	11,343,797	—
Financials	28,313,540	13,325,177	—
Health care	15,079,162	6,278,354	—
Industrials	15,420,999	1,149,003	—
Information technology	14,104,912	8,441,379	—
Materials	10,133,161	3,171,186	—
Telecommunication services	4,113,871	856,687	—
Utilities	—	3,766,878	—
Total common stocks	120,434,599	70,646,057	—
Warrants	—	590,677	—
Short-term investments	4,089,900	34,242,372	—

Totals by level	$124,524,499	$105,479,106	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$391,486	$—

Totals by level	$—	$391,486	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$1,120,412	$728,926
Equity contracts	590,677	—

Total	$1,711,089	$728,926

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Global Health Care Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.5%)(a)
	Shares	Value

Biotechnology (12.8%)

Achillion Pharmaceuticals, Inc.(NON)(S)	15,000	$156,150

Acorda Therapeutics, Inc.(NON)	15,900	407,199

Actelion, Ltd. (Switzerland)	13,336	669,022

Affymax, Inc.(NON)(S)	77,400	1,630,044

Amarin Corp. PLC ADR (Ireland)(NON)(S)	6,700	84,420

Amgen, Inc.	12,755	1,075,502

Amicus Therapeutics, Inc.(NON)(S)	42,958	223,382

Anthera Pharmaceuticals, Inc.(NON)	14,457	14,370

Arqule, Inc.(NON)(S)	62,995	321,904

BioMarin Pharmaceuticals, Inc.(NON)(S)	9,300	374,511

Celgene Corp.(NON)	11,900	909,160

Celldex Therapeutics, Inc.(NON)(S)	17,400	109,620

ChemoCentryx, Inc.(NON)	19,112	222,273

Clovis Oncology, Inc.(NON)(S)	11,930	243,969

Codexis, Inc.(NON)	29,178	88,409

Dendreon Corp.(NON)(S)	125,600	606,648

Dyax Corp.(NON)	107,156	278,606

Gilead Sciences, Inc.(NON)(S)	6,700	444,411

Idenix Pharmaceuticals, Inc.(NON)(S)	18,900	86,373

Merrimack Pharmaceuticals, Inc.(NON)(S)	28,666	268,887

Neurocrine Biosciences, Inc.(NON)(S)	26,340	210,193

OncoGenex Pharmaceutical, Inc.(NON)	4,800	68,016

Pharmacyclics, Inc.(NON)	8,400	541,800

Spectrum Pharmaceuticals, Inc.(NON)(S)	12,000	140,400

Synta Pharmaceuticals Corp.(NON)(S)	88,300	672,846

TESARO, Inc.(NON)	11,754	167,259

United Therapeutics Corp.(NON)(S)	54,500	3,045,460

Verastem, Inc.(NON)	38,014	356,951

Vertex Pharmaceuticals, Inc.(NON)	13,200	738,540

		14,156,325
Food and staples retail (2.4%)

CVS Caremark Corp.(S)	44,500	2,154,690

Walgreen Co.	13,900	506,516

		2,661,206
Health-care equipment and supplies (13.6%)

Baxter International, Inc.	73,800	4,447,188

CareFusion Corp.(NON)	8,300	235,637

China Kanghui Holdings, Inc. ADR (China)(NON)(S)	10,210	309,874

China Medical Technologies, Inc. ADR (China)(NON)	4,996	10,991

Covidien PLC	65,400	3,886,068

Globus Medical, Inc. Class A(NON)(S)	3,870	69,776

ICU Medical, Inc.(NON)(S)	2,200	133,056

Medtronic, Inc.	34,400	1,483,328

Microport Scientific Corp. (China)	72,000	35,708

Smith & Nephew PLC (United Kingdom)	32,686	361,015

St. Jude Medical, Inc.(S)	26,100	1,099,593

Stryker Corp.	13,100	729,146

Unilife Corp.(NON)	57,861	180,526

West Pharmaceutical Services, Inc.	18,200	965,874

Zimmer Holdings, Inc.(S)	14,800	1,000,776

		14,948,556
Health-care providers and services (14.0%)

Aetna, Inc.(S)	113,500	4,494,600

AmerisourceBergen Corp.(S)	53,200	2,059,372

Cardinal Health, Inc.	12,200	475,434

CIGNA Corp.(S)	63,300	2,985,861

Express Scripts Holding Co.(NON)	37,710	2,363,286

Fresenius Medical Care AG & Co., KGaA (Germany)	8,177	600,158

Fresenius Medical Care AG & Co., KGaA ADR (Germany)(S)	2,313	169,774

McKesson Corp.	4,259	366,402

Sinopharm Group Co. (China)	34,800	111,456

UnitedHealth Group, Inc.	9,500	526,395

WellPoint, Inc.	22,700	1,316,827

		15,469,565
Health-care technology (0.3%)

MedAssets, Inc.(NON)	17,700	315,060

		315,060
Life sciences tools and services (4.9%)

Agilent Technologies, Inc.	8,800	338,360

Illumina, Inc.(NON)(S)	5,200	250,640

Life Technologies Corp.(NON)	39,800	1,945,424

Sequenom, Inc.(NON)(S)	29,600	104,488

ShangPharma Corp. ADR (China)(NON)	55,112	419,953

Thermo Fisher Scientific, Inc.	32,400	1,906,092

WuXi PharmaTech (Cayman), Inc. ADR (China)(NON)	30,858	460,710

		5,425,667
Personal products (0.2%)

Synutra International, Inc.(NON)(S)	37,276	172,215

		172,215
Pharmaceuticals (50.3%)

Abbott Laboratories(S)	54,300	3,722,808

Astellas Pharma, Inc. (Japan)	34,500	1,752,281

Auxilium Pharmaceuticals, Inc.(NON)	125,500	3,069,730

Bayer AG (Germany)	36,981	3,181,917

Cempra, Inc.(NON)	28,743	214,135

Daiichi Sankyo Co., Ltd. (Japan)	27,900	461,025

Eli Lilly & Co.	107,300	5,087,093

GlaxoSmithKline PLC (United Kingdom)	147,178	3,395,071

Hi-Tech Pharmacal Co., Inc.(NON)(S)	1,800	59,598

Hospira, Inc.(NON)	8,900	292,098

Johnson & Johnson(S)	109,400	7,538,753

Merck & Co., Inc.	114,000	5,141,400

Merck KGaA (Germany)	17,064	2,106,086

Mitsubishi Tanabe Pharma Corp. (Japan)	22,200	337,608

Novartis AG (Switzerland)	34,536	2,113,824

Par Pharmaceutical Cos., Inc.(NON)	4,300	214,914

Pfizer, Inc.	300,215	7,460,343

Sanofi (France)	46,315	3,956,655

Sanofi CVR (France)(NON)	242,400	407,232

Shire PLC (United Kingdom)	9,611	284,480

Sihuan Pharmaceutical Holdings Group, Ltd. (China)	204,000	74,281

Somaxon Pharmaceuticals, Inc.(NON)(S)	211,300	61,150

Teva Pharmaceutical Industries, Ltd. ADR (Israel)(S)	38,606	1,598,674

Warner Chilcott PLC Class A	14,600	197,100

Watson Pharmaceuticals, Inc.(NON)	31,900	2,716,604

		55,444,860

Total common stocks (cost $87,161,002)		$108,593,454

SHORT-TERM INVESTMENTS (22.9%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	21,302,508	$21,302,508

Putnam Money Market Liquidity Fund 0.14%(AFF)	3,490,635	3,490,635

SSgA Prime Money Market Fund 0.14%(P)	240,000	240,000

U.S. Treasury Bills with an effective yield of 0.100%, January 10, 2013	$ 70,000	69,984

U.S. Treasury Bills with an effective yield of 0.090%, November 15, 2012	175,000	174,980

Total short-term investments (cost $25,278,103)		$25,278,107

TOTAL INVESTMENTS

Total investments (cost $112,439,105)(b)		$133,871,561

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $13,637,857) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Euro	Buy	10/17/12	$3,467,702	$3,396,625	$71,077
Citibank, N.A.
	British Pound	Buy	10/17/12	3,250,446	3,195,436	55,010
	Danish Krone	Buy	10/17/12	1,616,510	1,586,755	29,755
Credit Suisse AG
	Japanese Yen	Buy	10/17/12	2,206,363	2,197,700	8,663
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	1,866,488	1,837,794	28,694
JPMorgan Chase Bank, N.A.
	Swiss Franc	Buy	10/17/12	1,446,327	1,423,547	22,780

Total						$215,979

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $110,242,901.
(b)	The aggregate identified cost on a tax basis is $113,109,629, resulting in gross unrealized appreciation and depreciation of $26,969,369 and $6,207,437, respectively, or net unrealized appreciation of $20,761,932.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$3,037,224	$17,365,179	$16,911,768	$1,815	$3,490,635

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $20,648,777.
	The fund received cash collateral of $21,302,508, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	DIVERSIFICATION BY COUNTRY *

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	76.0
	Germany	5.4
	France	3.9
	Ireland	3.8
	United Kingdom	3.3
	Switzerland	2.5
	Japan	2.3
	Israel	1.5
	China	1.3

	Total	100.0%
	* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $18,900.00 on forward currency contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	The fund did not have a net liability position on derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer staples	$2,833,421	$—	$—
Health care	86,319,446	19,440,587	—
Total common stocks	89,152,867	19,440,587	—
Short-term investments	3,730,635	21,547,472	—

Totals by level	$92,883,502	$40,988,059	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	$215,979	—

Totals by level	$—	$215,979	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$215,979	$—

Total	$215,979	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Global Utilities Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (95.6%)(a)
	Shares	Value

Air freight and logistics (1.6%)

Deutsche Post AG (Germany)	88,565	$1,731,494

		1,731,494
Electric utilities (34.0%)

American Electric Power Co., Inc.	113,294	4,978,138

Edison International(S)	150,294	6,866,933

Electricite de France SA (EDF) (France)	73,255	1,538,194

Energias de Portugal (EDP) SA (Portugal)	545,290	1,503,981

Entergy Corp.(S)	14,414	998,890

Exelon Corp.	13,400	476,772

Iberdrola SA (Spain)	511,866	2,328,695

ITC Holdings Corp.(S)	16,500	1,247,070

NextEra Energy, Inc.(S)	97,600	6,864,208

Northeast Utilities	13,804	527,727

NV Energy, Inc.	206,562	3,720,182

OGE Energy Corp.	12,100	671,066

Pinnacle West Capital Corp.	5,297	279,682

PPL Corp.(S)	63,197	1,835,873

SSE PLC (United Kingdom)	185,843	4,180,463

		38,017,874
Gas utilities (7.9%)

China Resources Gas Group, Ltd. (China)	320,000	653,438

Questar Corp.	30,000	609,900

Snam SpA (Italy)	296,196	1,314,731

Tokyo Gas Co., Ltd. (Japan)	995,000	5,481,431

UGI Corp.(S)	24,400	774,700

		8,834,200
Independent power producers and energy traders (11.8%)

AES Corp. (The)(NON)	253,335	2,779,085

Calpine Corp.(NON)	317,056	5,485,069

Electric Power Development Co. (Japan)	57,900	1,517,247

NRG Energy, Inc.	161,700	3,458,763

		13,240,164
Multi-utilities (31.7%)

Alliant Energy Corp.	23,958	1,039,538

Ameren Corp.	34,771	1,135,969

Centrica PLC (United Kingdom)	965,847	5,119,334

Dominion Resources, Inc.	35,800	1,895,252

E.ON AG (Germany)	247,928	5,892,017

GDF Suez (France)	126,987	2,845,821

National Grid PLC (United Kingdom)	445,931	4,922,659

National Grid PLC ADR (United Kingdom)(S)	75,800	4,196,288

PG&E Corp.(S)	115,799	4,941,143

Sempra Energy(S)	44,837	2,891,538

Wisconsin Energy Corp.(S)	14,608	550,283

		35,429,842
Oil, gas, and consumable fuels (3.1%)

EQT Corp.(S)	25,500	1,504,500

Origin Energy, Ltd. (Australia)	170,860	2,005,294

		3,509,794
Water utilities (5.5%)

American Water Works Co., Inc.	67,612	2,505,701

Severn Trent PLC (United Kingdom)	50,331	1,365,083

United Utilities Group PLC (United Kingdom)	201,919	2,338,146

		6,208,930

Total common stocks (cost $90,456,959)		$106,972,298

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value

U.S. Treasury Notes 1.875%, August 31, 2017(i)	$115,000	$122,238

Total U.S. treasury Obligations (cost $122,238)		$122,238

SHORT-TERM INVESTMENTS (22.3%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	20,234,250	$20,234,250

Putnam Money Market Liquidity Fund 0.14%(AFF)	3,692,856	3,692,856

U.S. Treasury Bills with effective yields ranging from 0.170% to 0.172%, May 30, 2013(SEGSF)	$501,000	500,498

U.S. Treasury Bills with effective yields ranging from 0.170% to 0.175%, May 2, 2013	402,000	401,643

U.S. Treasury Bills with an effective yield of 0.094%, December 13, 2012	10,000	9,998

U.S. Treasury Bills with an effective yield of 0.090%, November 15, 2012	60,000	59,993

Total short-term investments (cost $24,899,108)		$24,899,238

TOTAL INVESTMENTS

Total investments (cost $115,478,305)(b)		$131,993,774

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $50,417,077) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Sell	10/17/12	$479,779	$472,779	$(7,000)
	British Pound	Sell	10/17/12	892,298	876,893	(15,405)
	Euro	Buy	10/17/12	1,059,808	1,038,085	21,723
Barclays Bank PLC
	British Pound	Sell	10/17/12	43,113	42,392	(721)
	Euro	Buy	10/17/12	3,048,843	2,987,112	61,731
	Hong Kong Dollar	Buy	10/17/12	1,675,103	1,674,537	566
	Japanese Yen	Sell	10/17/12	1,798,799	1,790,997	(7,802)
Citibank, N.A.
	Australian Dollar	Buy	10/17/12	365,610	360,002	5,608
	British Pound	Sell	10/17/12	1,720,653	1,691,533	(29,120)
	Euro	Sell	10/17/12	1,120,085	1,096,974	(23,111)
Credit Suisse AG
	British Pound	Buy	10/17/12	1,198,450	1,165,612	32,838
	Euro	Buy	10/17/12	3,424,389	3,348,964	75,425
	Japanese Yen	Buy	10/17/12	2,380,424	2,371,077	9,347
	New Zealand Dollar	Buy	10/17/12	201,119	192,863	8,256
Deutsche Bank AG
	Euro	Sell	10/17/12	966,628	947,270	(19,358)
Goldman Sachs International
	Australian Dollar	Sell	10/17/12	499,360	491,630	(7,730)
	Euro	Buy	10/17/12	1,382,402	1,339,920	42,482
	Japanese Yen	Buy	10/17/12	4,025	3,434	591
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	438,132	431,396	6,736
	British Pound	Buy	10/17/12	992,895	976,418	16,477
	Euro	Buy	10/17/12	342,516	335,738	6,778
	Hong Kong Dollar	Buy	10/17/12	1,657,177	1,656,683	494
JPMorgan Chase Bank, N.A.
	British Pound	Sell	10/17/12	1,920,233	1,888,093	(32,140)
	Canadian Dollar	Buy	10/17/12	2,121,655	2,113,875	7,780
	Euro	Sell	10/17/12	812,913	795,944	(16,969)
	Hong Kong Dollar	Buy	10/17/12	1,193,483	1,193,072	411
	Japanese Yen	Buy	10/17/12	157,453	156,773	680
Royal Bank of Scotland PLC (The)
	British Pound	Sell	10/17/12	5,470,371	5,376,100	(94,271)
	Euro	Sell	10/17/12	2,384,760	2,324,612	(60,148)
	Japanese Yen	Sell	10/17/12	480,663	478,372	(2,291)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/12	564,629	555,873	8,756
	Euro	Sell	10/17/12	1,304,646	1,277,524	(27,122)
UBS AG
	Australian Dollar	Sell	10/17/12	500,914	493,199	(7,715)
	British Pound	Sell	10/17/12	2,029,066	1,995,223	(33,843)
	Euro	Buy	10/17/12	4,460,934	4,369,933	91,001
WestPac Banking Corp.
	Australian Dollar	Sell	10/17/12	232,068	228,360	(3,708)
	British Pound	Buy	10/17/12	829,162	815,207	13,955
	Canadian Dollar	Sell	10/17/12	301,292	300,218	(1,074)
	Euro	Buy	10/17/12	531,960	521,075	10,885
	Japanese Yen	Buy	10/17/12	242,275	241,315	960

Total						$33,952

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $111,882,336.
(b)	The aggregate identified cost on a tax basis is $116,105,017, resulting in gross unrealized appreciation and depreciation of $23,026,900 and $7,138,143, respectively, or net unrealized appreciation of $15,888,757.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Markey Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$78,694	$20,660,459	$17,046,297	$1,930	$3,692,856

	Totals	$78,694	$20,660,459	$17,046,297	$1,930	$3,692,856
	Market values are shown for those securities affiliated at period end.
	* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $19,876,663.
	The fund received cash collateral of $20,234,250, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $315,215 to cover certain derivatives contracts.
	DIVERSIFICATION BY COUNTRY *

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	56.2%
	United Kingdom	19.8
	Germany	6.8
	Japan	6.3
	France	3.9
	Spain	2.1
	Australia	1.8
	Portugal	1.3
	Italy	1.2
	China	0.6

	Total	100.0%
	* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $81,600,000 on forward currency contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $469,809 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $281,977 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $279,748.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Energy	$1,504,500	$2,005,294	$—
Industrials	—	1,731,494	—
Utilities	60,729,770	41,001,240	—
Total common stocks	62,234,270	44,738,028	—
U.S. Treasury Obligations	—	122,238	—
Short-term investments	3,692,856	21,206,382	—

Totals by level	$65,927,126	$66,066,648	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$33,952	$—

Totals by level	$—	$33,952	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$423,480	$389,528

Total	$423,480	$389,528

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Growth and Income Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.2%)(a)
	Shares	Value

Aerospace and defense (4.7%)

Embraer SA ADR (Brazil)	177,000	$4,711,740

General Dynamics Corp.	33,900	2,241,468

Honeywell International, Inc.	300,200	17,936,950

L-3 Communications Holdings, Inc.	112,800	8,088,888

Northrop Grumman Corp.	140,600	9,340,058

United Technologies Corp.	158,300	12,393,307

		54,712,411
Air freight and logistics (0.2%)

FedEx Corp.	27,400	2,318,588

		2,318,588
Airlines (0.2%)

Delta Air Lines, Inc.(NON)	286,300	2,622,508

		2,622,508
Auto components (0.9%)

American Axle & Manufacturing Holdings, Inc.(NON)	237,100	2,672,117

Johnson Controls, Inc.	208,900	5,723,860

Valeo SA (France)	52,565	2,440,345

		10,836,322
Automobiles (0.3%)

Ford Motor Co.	390,400	3,849,344

		3,849,344
Beverages (0.7%)

Coca-Cola Enterprises, Inc.	280,700	8,777,489

		8,777,489
Biotechnology (0.3%)

Amgen, Inc.	23,300	1,964,656

Cubist Pharmaceuticals, Inc.(NON)	17,400	829,632

Dendreon Corp.(NON)(S)	100,400	484,932

		3,279,220
Building products (0.2%)

Owens Corning, Inc.(NON)	68,900	2,305,394

		2,305,394
Capital markets (4.6%)

Apollo Global Management, LLC. Class A	129,600	1,899,936

Bank of New York Mellon Corp. (The)(S)	234,400	5,302,128

Blackstone Group LP (The)	255,800	3,652,824

Charles Schwab Corp. (The)(S)	268,500	3,434,115

Goldman Sachs Group, Inc. (The)	89,369	10,159,468

KKR & Co. LP	288,298	4,356,183

Legg Mason, Inc.(S)	86,100	2,124,948

Morgan Stanley	567,664	9,502,695

State Street Corp.	330,000	13,846,800

		54,279,097
Chemicals (1.9%)

Celanese Corp. Ser. A	53,700	2,035,767

Dow Chemical Co. (The)	256,300	7,422,448

E.I. du Pont de Nemours & Co.(S)	58,400	2,935,768

LyondellBasell Industries NV Class A (Netherlands)	138,800	7,170,408

Tronox, Ltd. Class A	124,120	2,811,318

		22,375,709
Commercial banks (4.3%)

Barclays PLC (United Kingdom)	603,819	2,101,844

Fifth Third Bancorp	298,100	4,623,531

First Horizon National Corp.(S)	333,600	3,212,568

KeyCorp	159,200	1,391,408

U.S. Bancorp	229,500	7,871,850

Wells Fargo & Co.	912,620	31,512,769

		50,713,970
Commercial services and supplies (1.3%)

Tyco International, Ltd.	274,175	15,425,086

		15,425,086
Communications equipment (2.0%)

Cisco Systems, Inc.	801,900	15,308,271

Juniper Networks, Inc.(NON)	96,400	1,649,404

Polycom, Inc.(NON)	338,500	3,340,995

Qualcomm, Inc.	57,700	3,605,673

		23,904,343
Computers and peripherals (2.0%)

Apple, Inc.	8,700	5,805,162

Hewlett-Packard Co.	529,710	9,036,853

NetApp, Inc.(NON)(S)	83,200	2,735,616

SanDisk Corp.(NON)	119,800	5,202,914

		22,780,545
Construction and engineering (0.7%)

Fluor Corp.	83,100	4,676,868

KBR, Inc.	104,700	3,122,154

		7,799,022
Consumer finance (0.5%)

Capital One Financial Corp.	111,772	6,372,122

		6,372,122
Diversified financial services (7.3%)

Bank of America Corp.	2,048,745	18,090,418

Citigroup, Inc.	860,950	28,170,284

JPMorgan Chase & Co.	972,158	39,352,956

		85,613,658
Diversified telecommunication services (2.3%)

AT&T, Inc.	202,100	7,619,170

CenturyLink, Inc.	54,700	2,209,880

Verizon Communications, Inc.(S)	361,300	16,464,441

		26,293,491
Electric utilities (1.3%)

Edison International(S)	118,100	5,395,989

Entergy Corp.(S)	56,022	3,882,325

Great Plains Energy, Inc.	150,800	3,356,808

PPL Corp.(S)	81,400	2,364,670

		14,999,792
Electronic equipment, instruments, and components (0.5%)

Corning, Inc.	277,500	3,649,125

TE Connectivity, Ltd.	51,500	1,751,515

		5,400,640
Energy equipment and services (3.0%)

Cameron International Corp.(NON)	107,000	5,999,490

Halliburton Co.	348,300	11,734,227

Nabors Industries, Ltd.(NON)	232,200	3,257,766

Oil States International, Inc.(NON)	24,800	1,970,608

Schlumberger, Ltd.	113,189	8,186,960

Transocean, Ltd. (Switzerland)	77,500	3,478,975

		34,628,026
Food and staples retail (1.6%)

CVS Caremark Corp.(S)	171,400	8,299,188

Kroger Co. (The)(S)	149,100	3,509,814

Walgreen Co.	199,800	7,280,712

		19,089,714
Food products (0.1%)

Hillshire Brands Co.	49,520	1,326,146

		1,326,146
Health-care equipment and supplies (2.4%)

Baxter International, Inc.	218,300	13,154,758

Boston Scientific Corp.(NON)(S)	360,730	2,070,590

Covidien PLC	167,354	9,944,175

St. Jude Medical, Inc.	67,400	2,839,562

		28,009,085
Health-care providers and services (2.5%)

Aetna, Inc.	235,600	9,329,760

CIGNA Corp.	158,200	7,462,294

Express Scripts Holding Co.(NON)	39,300	2,462,931

Humana, Inc.	26,100	1,830,915

UnitedHealth Group, Inc.	145,500	8,062,155

		29,148,055
Hotels, restaurants, and leisure (0.3%)

McDonald's Corp.	38,800	3,559,900

		3,559,900
Household durables (0.8%)

D.R. Horton, Inc.(S)	217,100	4,480,944

Newell Rubbermaid, Inc.	273,900	5,228,751

		9,709,695
Household products (0.7%)

Procter & Gamble Co. (The)	116,000	8,045,760

		8,045,760
Independent power producers and energy traders (0.8%)

AES Corp. (The)(NON)	454,100	4,981,477

Calpine Corp.(NON)	284,600	4,923,580

		9,905,057
Industrial conglomerates (2.5%)

General Electric Co.	1,299,070	29,501,880

		29,501,880
Insurance (7.5%)

ACE, Ltd.	94,500	7,144,200

Aflac, Inc.	256,500	12,281,220

Allstate Corp. (The)(S)	372,800	14,766,608

American International Group, Inc.(NON)	69,300	2,272,347

Assured Guaranty, Ltd.	272,067	3,705,553

Chubb Corp. (The)(S)	47,917	3,655,109

Everest Re Group, Ltd.	43,500	4,652,760

Fidelity National Financial, Inc. Class A	91,200	1,950,768

Hartford Financial Services Group, Inc. (The)(S)	348,100	6,767,064

Marsh & McLennan Cos., Inc.	67,200	2,280,096

MetLife, Inc.	401,813	13,846,476

Prudential Financial, Inc.	96,800	5,276,568

Prudential PLC (United Kingdom)	225,415	2,924,949

XL Group PLC	246,300	5,918,589

		87,442,307
IT Services (0.9%)

Computer Sciences Corp.	89,500	2,882,795

IBM Corp.	14,700	3,049,515

Total Systems Services, Inc.	69,700	1,651,890

Unisys Corp.(NON)	112,688	2,346,164

		9,930,364
Leisure equipment and products (0.3%)

Hasbro, Inc.(S)	102,700	3,920,059

		3,920,059
Machinery (1.5%)

Cummins, Inc.	25,300	2,332,913

Eaton Corp.(S)	90,600	4,281,756

Ingersoll-Rand PLC	46,100	2,066,202

Joy Global, Inc.(S)	99,500	5,577,970

Stanley Black & Decker, Inc.	49,800	3,797,250

		18,056,091
Marine (0.2%)

Kirby Corp.(NON)	31,900	1,763,432

		1,763,432
Media (4.5%)

Comcast Corp. Class A	507,400	18,149,698

DISH Network Corp. Class A	187,500	5,739,375

News Corp. Class A	121,000	2,968,130

Time Warner Cable, Inc.	48,248	4,586,455

Time Warner, Inc.	382,900	17,356,857

Walt Disney Co. (The)(S)	67,500	3,528,900

		52,329,415
Metals and mining (1.8%)

Alcoa, Inc.(S)	178,800	1,582,380

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	154,452	6,113,210

Newmont Mining Corp.	74,300	4,161,543

Nucor Corp.(S)	84,000	3,213,840

Rio Tinto PLC (United Kingdom)	98,121	4,586,797

Steel Dynamics, Inc.	100,400	1,127,492

		20,785,262
Multiline retail (0.9%)

JC Penney Co., Inc.(S)	42,100	1,022,609

Macy's, Inc.	96,300	3,622,806

Target Corp.	100,300	6,366,041

		11,011,456
Multi-utilities (1.3%)

Ameren Corp.	175,600	5,736,852

CMS Energy Corp.	72,600	1,709,730

National Grid PLC (United Kingdom)	235,117	2,595,471

PG&E Corp.(S)	124,600	5,316,682

		15,358,735
Oil, gas, and consumable fuels (10.9%)

Anadarko Petroleum Corp.	52,700	3,684,784

Apache Corp.	53,803	4,652,345

BP PLC ADR (United Kingdom)	40,950	1,734,642

Cabot Oil & Gas Corp.	155,700	6,990,930

Chevron Corp.(S)	134,800	15,712,288

ConocoPhillips	73,400	4,197,012

CONSOL Energy, Inc.(S)	56,000	1,682,800

Energen Corp.	35,200	1,844,832

Exxon Mobil Corp.	246,518	22,544,071

Hess Corp.	162,100	8,708,012

Marathon Oil Corp.	494,700	14,628,279

Noble Energy, Inc.	105,800	9,808,718

Nordic American Tankers, Ltd. (Norway)(S)	87,100	877,968

Occidental Petroleum Corp.	20,586	1,771,631

Royal Dutch Shell PLC ADR (United Kingdom)	233,621	16,215,634

Southwestern Energy Co.(NON)(S)	236,700	8,232,426

Total SA ADR (France)(S)	98,400	4,929,840

		128,216,212
Paper and forest products (0.6%)

International Paper Co.	129,300	4,696,176

MeadWestvaco Corp.	59,500	1,820,700

		6,516,876
Personal products (0.4%)

Avon Products, Inc.	288,100	4,595,195

		4,595,195
Pharmaceuticals (8.3%)

Abbott Laboratories	17,500	1,199,800

Eli Lilly & Co.	162,700	7,713,607

Johnson & Johnson(S)	357,900	24,662,889

Merck & Co., Inc.	573,125	25,847,938

Pfizer, Inc.	1,249,516	31,050,473

Shire PLC ADR (Ireland)(S)	31,500	2,794,050

Teva Pharmaceutical Industries, Ltd. ADR (Israel)(S)	63,600	2,633,676

Watson Pharmaceuticals, Inc.(NON)	22,000	1,873,520

		97,775,953
Real estate investment trusts (REITs) (0.2%)

MFA Financial, Inc.	327,500	2,783,750

		2,783,750
Semiconductors and semiconductor equipment (1.7%)

Advanced Micro Devices, Inc.(NON)(S)	489,077	1,648,189

First Solar, Inc.(NON)(S)	159,300	3,527,699

Intel Corp.(S)	259,700	5,889,996

Lam Research Corp.(NON)	97,863	3,110,575

Texas Instruments, Inc.	190,300	5,242,765

		19,419,224
Software (2.1%)

Microsoft Corp.	716,600	21,340,348

Oracle Corp.	110,300	3,473,347

		24,813,695
Specialty retail (2.2%)

American Eagle Outfitters, Inc.(S)	151,600	3,195,728

AutoZone, Inc.(NON)	4,500	1,663,515

Bed Bath & Beyond, Inc.(NON)	78,600	4,951,800

Best Buy Co., Inc.(S)	297,200	5,108,868

Lowe's Cos., Inc.	203,500	6,153,840

Office Depot, Inc.(NON)(S)	953,500	2,440,960

Staples, Inc.(S)	153,700	1,770,624

		25,285,335
Tobacco (1.2%)

Altria Group, Inc.	61,800	2,063,502

Lorillard, Inc.	42,100	4,902,545

Philip Morris International, Inc.	81,400	7,321,116

		14,287,163
Wireless telecommunication services (0.8%)

Sprint Nextel Corp.(NON)	708,800	3,912,576

Vodafone Group PLC ADR (United Kingdom)	183,800	5,237,379

		9,149,955

Total common stocks (cost $924,243,997)		$1,151,022,548

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	84,434	$3,168,909

Total convertible preferred stocks (cost $2,836,156)		$3,168,909

SHORT-TERM INVESTMENTS (12.5%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	135,505,425	$135,505,425

Putnam Money Market Liquidity Fund 0.14%(AFF)	10,878,185	10,878,185

Total short-term investments (cost $146,383,610)		$146,383,610

TOTAL INVESTMENTS

Total investments (cost $1,073,463,763)(b)		$1,300,575,067

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
shares	223,806	$—	8/16/13	(1 month USD-LIBOR-BBA plus 40 bp)	EMC Corp.	$(70,870)
shares	36,167	—	8/16/13	1 month USD-LIBOR-BBA minus 35 bp	VMware, Inc.	137,288

Total						$66,418

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $1,172,680,372.
(b)	The aggregate identified cost on a tax basis is $1,103,008,909, resulting in gross unrealized appreciation and depreciation of $243,247,923 and $45,681,765, respectively, or net unrealized appreciation of $197,566,158.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with a company which is under common ownership, or with companies in which the fund owned at least 5% of the voting securities, were as follows:
	Affiliate	Market value at beginning of reporting period	Purchase cost	Sale proceeds	Investment income	Market value at end of reporting period

	Putnam Money Market Liquidity Fund*	$4,138,667	$128,622,141	$121,882,623	$6,324	$10,878,185
Market values are shown for those securities affiliated at period end.
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $125,902,170.
The fund received cash collateral of $135,505,425, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to a specific stock.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $2,900,000 on total return swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $52,897 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund did not have net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$118,061,181	$2,440,345	$—
Consumer staples	56,121,467	—	—
Energy	162,844,238	—	—
Financials	282,178,111	5,026,793	—
Health care	158,212,313	—	—
Industrials	134,504,412	—	—
Information technology	106,248,811	—	—
Materials	45,091,050	4,586,797	—
Telecommunication services	35,443,446	—	—
Utilities	37,668,113	2,595,471	—
Total common stocks	1,136,373,142	14,649,406	—
Convertible preferred stocks	—	3,168,909	—
Short-term investments	10,878,185	135,505,425	—

Totals by level	$1,147,251,327	$153,323,740	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$66,418	$—

Totals by level	$—	$66,418	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Equity contracts	$137,288	$70,870

Total	$137,288	$70,870

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Growth Opportunities Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.8%)(a)
			Shares	Value

Aerospace and defense (4.4%)

Embraer SA ADR (Brazil)			5,090	$135,496

Esterline Technologies Corp.(NON)			1,350	75,789

Honeywell International, Inc.			6,642	396,860

Precision Castparts Corp.			2,117	345,791

United Technologies Corp.			2,580	201,988

				1,155,924
Air freight and logistics (0.9%)

FedEx Corp.			2,740	231,859

				231,859
Auto components (1.3%)

American Axle & Manufacturing Holdings, Inc.(NON)(S)			10,890	122,730

Johnson Controls, Inc.			5,050	138,370

Tenneco, Inc.(NON)(S)			3,360	94,080

				355,180
Beverages (2.4%)

Beam, Inc.			670	38,552

Coca-Cola Co. (The)			2,600	98,618

Coca-Cola Enterprises, Inc.			9,540	298,316

PepsiCo, Inc.			2,630	186,125

				621,611
Biotechnology (0.5%)

Celgene Corp.(NON)			1,614	123,310

Dendreon Corp.(NON)(S)			2,739	13,229

				136,539
Capital markets (2.3%)

Apollo Global Management, LLC Class A			1,501	22,005

Charles Schwab Corp. (The)(S)			13,800	176,502

Invesco, Ltd.			10,900	272,391

State Street Corp.(S)			3,140	131,754

				602,652
Chemicals (4.2%)

Albemarle Corp.			1,800	94,824

Celanese Corp. Ser. A			7,499	284,287

FMC Corp.(S)			2,510	139,004

GSE Holding, Inc.(NON)(S)			7,339	57,611

LyondellBasell Industries NV Class A (Netherlands)			1,680	86,789

Monsanto Co.			3,989	363,079

Tronox, Ltd. Class A(S)			3,070	69,536

				1,095,130
Commercial services and supplies (1.5%)

Tyco International, Ltd.			6,856	385,719

				385,719
Communications equipment (3.7%)

Cisco Systems, Inc.			8,201	156,557

Polycom, Inc.(NON)			9,470	93,469

Qualcomm, Inc.			11,590	724,259

				974,285
Computers and peripherals (12.9%)

Apple, Inc.			3,704	2,471,531

EMC Corp.(NON)			18,996	518,021

NetApp, Inc.(NON)			3,690	121,327

SanDisk Corp.(NON)			6,821	296,236

				3,407,115
Consumer finance (0.7%)

Capital One Financial Corp.			3,267	186,252

				186,252
Diversified financial services (1.3%)

Bank of America Corp.			12,840	113,377

Citigroup, Inc.			5,600	183,232

Moody's Corp.(S)			1,030	45,495

				342,104
Diversified telecommunication services (0.2%)

Iridium Communications, Inc.(NON)(S)			8,226	60,214

				60,214
Electrical equipment (0.4%)

Thermon Group Holdings, Inc.(NON)			3,772	94,262

				94,262
Electronic equipment, instruments, and components (0.4%)

TE Connectivity, Ltd.(S)			3,089	105,057

				105,057
Energy equipment and services (5.5%)

Cameron International Corp.(NON)			5,340	299,414

Halliburton Co.			3,760	126,674

National Oilwell Varco, Inc.			3,162	253,308

Oil States International, Inc.(NON)			3,750	297,975

Schlumberger, Ltd.			6,335	458,211

				1,435,582
Food and staples retail (0.7%)

Walgreen Co.			4,920	179,285

				179,285
Food products (1.4%)

Hershey Co. (The)			1,890	133,982

Hillshire Brands Co.			1,662	44,508

Mead Johnson Nutrition Co.			2,580	189,062

				367,552
Health-care equipment and supplies (4.5%)

Baxter International, Inc.			6,730	405,550

Covidien PLC(S)			6,900	409,998

GenMark Diagnostics, Inc.(NON)			8,250	75,983

St. Jude Medical, Inc.(S)			2,200	92,686

Zimmer Holdings, Inc.(S)			3,070	207,593

				1,191,810
Health-care providers and services (2.9%)

Aetna, Inc.(S)			4,732	187,387

Catamaran Corp. (Canada)(NON)(S)			870	85,234

CIGNA Corp.			4,020	189,623

Express Scripts Holding Co.(NON)			4,770	298,936

				761,180
Hotels, restaurants, and leisure (3.4%)

Las Vegas Sands Corp.(S)			3,970	184,089

McDonald's Corp.			2,493	228,733

Penn National Gaming, Inc.(NON)			2,980	128,438

Starbucks Corp.			7,122	361,442

				902,702
Household products (1.4%)

Colgate-Palmolive Co.(S)			2,350	251,967

Procter & Gamble Co. (The)			1,860	129,010

				380,977
Independent power producers and energy traders (0.6%)

Calpine Corp.(NON)			9,400	162,620

				162,620
Insurance (1.3%)

Aon PLC(S)			3,820	199,748

Fidelity National Financial, Inc. Class A(S)			6,210	132,832

				332,580
Internet and catalog retail (3.6%)

Amazon.com, Inc.(NON)			1,619	411,744

HomeAway, Inc.(NON)(S)			2,620	61,439

Priceline.com, Inc.(NON)			765	473,328

				946,511
Internet software and services (3.7%)

eBay, Inc.(NON)			6,030	291,912

Google, Inc. Class A(NON)			917	691,877

				983,789
IT Services (2.3%)

Computer Sciences Corp.			1,670	53,791

Total Systems Services, Inc.			6,310	149,547

Visa, Inc. Class A(S)			3,000	402,840

				606,178
Life sciences tools and services (1.2%)

Agilent Technologies, Inc.			3,130	120,349

Thermo Fisher Scientific, Inc.			3,290	193,551

				313,900
Machinery (2.3%)

Cummins, Inc.(S)			2,040	188,108

Eaton Corp.(S)			6,025	284,742

Timken Co.			3,770	140,093

				612,943
Marine (0.1%)

Kirby Corp.(NON)			529	29,243

				29,243
Media (3.2%)

Comcast Corp. Class A			5,960	213,189

Interpublic Group of Companies, Inc. (The)			15,480	172,138

Time Warner, Inc.(S)			7,630	345,868

Walt Disney Co. (The)(S)			2,364	123,590

				854,785
Metals and mining (1.1%)

Barrick Gold Corp. (Canada)			2,880	120,269

Carpenter Technology Corp.			1,400	73,248

Rio Tinto PLC (United Kingdom)			1,595	74,560

Walter Energy, Inc.			1,020	33,109

				301,186
Multiline retail (2.0%)

Dollar General Corp.(NON)			5,996	309,034

Nordstrom, Inc.(S)			3,770	208,029

				517,063
Oil, gas, and consumable fuels (3.5%)

Anadarko Petroleum Corp.			4,440	310,445

Cabot Oil & Gas Corp.(S)			3,220	144,578

Cobalt International Energy, Inc.(NON)			2,809	62,556

Noble Energy, Inc.(S)			3,331	308,817

Suncor Energy, Inc. (Canada)			2,490	81,911

				908,307
Pharmaceuticals (2.1%)

Auxilium Pharmaceuticals, Inc.(NON)			589	14,407

Eli Lilly & Co.			4,080	193,433

Jazz Pharmaceuticals PLC(NON)			620	35,346

Shire PLC ADR (United Kingdom)(S)			1,040	92,248

Watson Pharmaceuticals, Inc.(NON)			2,670	227,377

				562,811
Professional services (1.1%)

Nielsen Holdings NV(NON)			4,980	149,300

Verisk Analytics, Inc. Class A(NON)			2,830	134,736

				284,036
Real estate investment trusts (REITs) (1.0%)

American Campus Communities, Inc.(R)			2,050	89,954

American Tower Corp. Class A(R)			2,552	182,187

				272,141
Real estate management and development (0.5%)

CBRE Group, Inc. Class A(NON)			6,520	120,033

				120,033
Semiconductors and semiconductor equipment (2.5%)

Avago Technologies, Ltd. (Singapore)			6,210	216,512

Broadcom Corp. Class A(NON)			3,020	104,432

Texas Instruments, Inc.(S)			6,680	184,034

Xilinx, Inc.(S)			4,220	140,990

				645,968
Software (5.4%)

Microsoft Corp.			12,327	367,098

Oracle Corp.			14,156	445,772

Salesforce.com, Inc.(NON)(S)			1,560	238,196

SS&C Technologies Holdings, Inc.(NON)(S)			4,630	116,722

Synopsys, Inc.(NON)			4,230	139,675

VMware, Inc. Class A(NON)(S)			1,230	118,990

				1,426,453
Specialty retail (1.7%)

Bed Bath & Beyond, Inc.(NON)(S)			2,752	173,376

TJX Cos., Inc. (The)			6,310	282,625

				456,001
Textiles, apparel, and luxury goods (0.7%)

Coach, Inc.(S)			3,180	178,144

				178,144
Tobacco (2.0%)

Lorillard, Inc.			1,200	139,740

Philip Morris International, Inc.			4,330	389,437

				529,177

Total common stocks (cost $19,394,916)				$26,016,860

CONVERTIBLE PREFERRED STOCKS (0.5%)(a)
			Shares	Value

Iridium Communications, Inc. 144A $7.00 cv. pfd.(NON)			290	$29,000

Nielsen Holdings NV $3.125 cv. pfd.			710	39,827

United Technologies Corp. $3.75 cv. pfd.(NON)			940	52,734

Total convertible preferred stocks (cost $118,570)				$121,561

WARRANTS (-%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	12,850	$4,755

Total warrants (cost $12,979)				$4,755

SHORT-TERM INVESTMENTS (20.9%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)			5,254,025	$5,254,025

Putnam Money Market Liquidity Fund 0.14%(AFF)			216,653	216,653

U.S. Treasury Bills with an effective yield of 0.139%, February 7, 2013			$7,000	6,997

U.S. Treasury Bills with effective yields ranging from 0.104% to 0.106%, January 10, 2013			18,000	17,996

Total short-term investments (cost $5,495,669)				$5,495,671

TOTAL INVESTMENTS

Total investments (cost $25,022,134)(b)				$31,638,847

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $26,320,640.
(b)	The aggregate identified cost on a tax basis is $25,530,262, resulting in gross unrealized appreciation and depreciation of $6,662,950 and $554,365, respectively, or net unrealized appreciation of $6,108,585.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$370,048	$3,823,011	$3,976,406	$305	$216,653
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $5,122,321.
The fund received cash collateral of $5,254,025, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $18,630 to cover certain derivatives contracts.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$4,210,386	$—	$—
Consumer staples	2,078,602	—	—
Energy	2,343,889	—	—
Financials	1,855,762	—	—
Health care	2,966,240	—	—
Industrials	2,793,986	—	—
Information technology	8,148,845	—	—
Materials	1,321,756	74,560	—
Telecommunication services	60,214	—	—
Utilities	162,620	—	—
Total common stocks	25,942,300	74,560	—
Convertible preferred stocks	$52,734	$68,827	$—
Warrants	4,755	—	—
Short-term investments	216,653	5,279,018	—

Totals by level	$26,216,442	$5,422,405	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Equity contracts	$4,755	$—

Total	$4,755	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT High Yield Fund

The fund's portfolio
9/30/12 (Unaudited)

CORPORATE BONDS AND NOTES (86.4%)(a)
			Principal amount	Value

Advertising and marketing services (0.5%)

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			$760,000	$621,300

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			795,000	659,850

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018			115,000	127,075

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022			390,000	415,350

				1,823,575
Automotive (1.7%)

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021			950,000	1,011,750

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021			1,575,000	1,784,392

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021			230,000	257,615

General Motors Escrow notes 8 1/4s, 2023			820,000	12,300

Motors Liquidation Co. Escrow notes 8 3/8s, 2033			765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021			1,556,000	1,478,200

Schaeffler Finance BV sr. sec. notes Ser. REGS, 8 3/4s, 2019 (Germany)		EUR	130,000	184,751

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s, 2019 (Germany)			$1,030,000	1,145,874

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Germany)			260,000	282,100

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 6 3/8s, 2014		EUR	450,000	608,990

TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017			$70,000	79,975

				6,857,422
Basic materials (6.2%)

Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS, 9 1/4s, 2016 (Ireland)		EUR	90,000	125,492

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022			$265,000	270,963

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			1,205,000	1,171,862

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			1,145,000	1,282,400

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s, 2016			485,000	500,763

Compass Minerals International, Inc. company guaranty sr. unsec. notes 8s, 2019			845,000	912,600

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015			330,000	352,275

FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)			345,000	335,513

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)			370,000	358,900

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			830,000	780,200

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			420,000	385,350

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			575,000	590,813

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 6 5/8s, 2020			35,000	35,613

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes FRN 4.935s, 2014			280,000	266,700

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			645,000	738,524

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020			510,000	576,300

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)		USD	975,000	955,500

INEOS Finance PLC 144A company guaranty sr. notes 8 3/8s, 2019 (United Kingdom)			$255,000	268,388

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)			165,000	167,063

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)		EUR	655,000	782,780

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019			$840,000	942,900

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			360,000	400,950

LyondellBasell Industries NV sr. unsec. notes 6s, 2021 (Netherlands)			1,075,000	1,225,500

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019 (Netherlands)			1,585,000	1,684,062

LyondellBasell Industries NV sr. unsec. unsub. notes 5 3/4s, 2024 (Netherlands)			880,000	1,001,000

Momentive Performance Materials, Inc. company guaranty notes 9 1/2s, 2021		EUR	220,000	203,176

Momentive Performance Materials, Inc. notes 9s, 2021			$270,000	195,750

Momentive Performance Materials, Inc. 144A company guaranty sr. notes 10s, 2020			115,000	115,863

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)			420,000	445,200

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			425,000	470,688

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			830,000	834,150

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s, 2019 (Australia)		USD	285,000	285,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020			$115,000	117,300

Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020			155,000	157,131

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020			480,000	523,200

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company guaranty sr. notes 9s, 2017			515,000	527,875

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s, 2017 (Ireland)		EUR	50,000	68,495

Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)		USD	265,000	266,656

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015 (Ireland)			$560,000	566,272

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)			265,000	269,638

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015			225,000	228,375

Steel Dynamics, Inc. sr. unsec. notes company guaranty 7 5/8s, 2020			185,000	200,725

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2022			115,000	118,738

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2019			155,000	161,200

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020			865,000	934,200

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			735,000	793,800

Tronox Finance, LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2020			770,000	777,700

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			185,000	88,800

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company guaranty sr. notes 11 3/4s, 2019			65,000	50,050

				24,512,393
Broadcasting (1.9%)

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			440,000	391,600

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014			385,000	346,500

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020			640,000	625,600

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			330,000	355,575

Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			995,000	967,638

Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019			735,000	801,150

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015			740,000	801,975

Gray Television, Inc. 144A company guaranty sr. unsec. notes 7 1/2s, 2020			480,000	477,600

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company guaranty sr. notes 8 7/8s, 2017			735,000	799,312

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022			270,000	270,675

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022			175,000	173,688

Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021			275,000	279,125

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020			440,000	470,800

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			755,000	834,274

				7,595,512
Building materials (1.5%)

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			150,000	163,875

Building Materials Corp. 144A sr. notes 7s, 2020			700,000	759,500

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			330,000	353,925

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			290,000	317,550

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017			965,000	1,097,687

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			825,000	870,375

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			930,000	1,027,650

Owens Corning company guaranty sr. unsec. notes 9s, 2019			1,070,000	1,345,524

				5,936,086
Cable television (2.7%)

Adelphia Communications Corp. escrow bonds zero %, 2012			80,000	608

Adelphia Communications Corp. escrow bonds zero %, 2012			130,000	988

Adelphia Communications Corp. escrow bonds zero %, 2012			290,000	2,204

Adelphia Communications Corp. escrow bonds zero %, 2012			755,000	5,738

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			475,000	511,813

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			825,000	959,063

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			250,000	278,750

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018			235,000	260,263

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			710,000	768,575

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			635,000	681,038

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022			500,000	501,250

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020			430,000	478,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022			235,000	256,738

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			450,000	488,813

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			810,000	864,675

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021			350,000	385,875

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			625,000	726,562

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			1,075,000	1,171,750

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			205,000	226,525

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022			375,000	402,188

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 7 1/2s, 2019 (Germany)			395,000	434,318

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)			790,000	825,550

Virgin Media Finance PLC company guaranty sr. notes Ser. 1, 9 1/2s, 2016 (United Kingdom)			114,000	126,255

Virgin Media Finance PLC company guaranty sr. unsec. unsub. notes 5 1/4s, 2022 (United Kingdom)			280,000	294,209

				10,652,123
Capital goods (5.7%)

ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020			115,000	117,300

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			1,640,000	1,799,900

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018 (Luxembourg)(PIK)		EUR	105,562	135,709

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg)(PIK)			$257,273	255,987

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s, 2017 (Ireland)		EUR	585,000	798,062

Ardagh Packaging Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		EUR	250,000	341,052

Ardagh Packaging Finance PLC 144A company guaranty sr. unsec. unsub. notes 9 1/8s, 2020 (Ireland)			$200,000	212,000

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)			200,000	216,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			235,000	243,225

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			140,000	146,650

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			575,000	631,063

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		USD	300,000	342,000

Berry Plastics Holding Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2016			$300,000	311,250

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)			360,000	412,200

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			925,000	1,008,250

Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 144A company guaranty sr. unsec. notes 10 1/8s, 2020			405,000	434,363

Continental Rubber of America Corp. 144A notes 4 1/2s, 2019			315,000	322,443

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)		EUR	200,000	280,274

Exide Technologies sr. notes 8 5/8s, 2018			$425,000	368,156

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			860,000	928,800

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			1,605,000	2,051,681

Mueller Water Products, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2020			94,000	106,220

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			1,055,000	981,150

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			805,000	867,388

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2019 (France)			845,000	876,871

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 7/8s, 2019			250,000	269,375

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 3/4s, 2016			445,000	463,913

Reynolds Group Issuer, Inc. company guaranty sr. notes 7 1/8s, 2019			395,000	416,725

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 9 7/8s, 2019			845,000	895,700

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)			240,000	238,200

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes 5 3/4s, 2020			385,000	385,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015			560,000	396,200

Ryerson, Inc. company guaranty sr. notes 12s, 2015			1,200,000	1,239,000

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			330,000	358,875

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			500,000	547,500

Terex Corp. sr. unsec. sub. notes 8s, 2017			470,000	486,450

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			1,200,000	1,278,000

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			469,000	522,348

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			840,000	928,200

				22,613,480
Coal (1.2%)

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			230,000	190,900

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			525,000	443,625

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			275,000	231,000

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019			570,000	478,800

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			1,560,000	1,634,100

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			920,000	961,400

Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016			200,000	226,500

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			80,000	81,800

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018			380,000	380,000

				4,628,125
Commercial and consumer services (1.8%)

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			335,000	343,378

Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022			200,000	210,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015			430,000	446,125

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			1,256,000	1,406,720

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023			755,000	755,000

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			925,000	918,063

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			270,000	267,975

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			1,245,000	1,263,674

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			660,000	681,450

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			495,000	186,863

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			25,000	20,000

Travelport, LLC 144A sr. notes 6.362s, 2016(PIK)			669,749	509,009

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			324,000	231,660

				7,239,917
Consumer (0.7%)

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016			360,000	384,300

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1, 7 1/2s, 2020		EUR	135,000	186,155

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			$650,000	700,375

Spectrum Brands Holdings, Inc. company guaranty sr. notes 9 1/2s, 2018			485,000	546,838

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes 9 1/2s, 2018			325,000	366,438

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			615,000	634,988

				2,819,094
Consumer staples (6.4%)

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 3/4s, 2020			225,000	257,063

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			330,000	366,300

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			195,000	212,306

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			672,000	691,327

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			545,000	632,200

Carrols Restaurant Group, Inc. 144A company guaranty sr. notes 11 1/4s, 2018			200,000	218,000

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016(PIK)			524,551	571,761

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			270,000	248,400

Claire's Stores, Inc. 144A sr. notes 9s, 2019			1,135,000	1,174,724

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			1,065,000	1,219,424

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022			335,000	381,063

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 5/8s, 2023			155,000	157,325

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			675,000	722,250

Dave & Buster's, Inc. company guaranty sr. unsec. unsub. notes 11s, 2018			900,000	1,017,000

Dean Foods Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2018			450,000	513,000

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			660,000	712,800

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019			400,000	410,000

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			1,295,000	1,460,112

Dole Food Co. sr. notes 13 7/8s, 2014			226,000	254,250

Dole Food Co. 144A sr. notes 8s, 2016			195,000	204,019

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			760,000	851,200

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018			295,000	318,600

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	760,000	1,052,912

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec. notes 11 5/8s, 2014			$340,000	381,650

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			250,000	249,375

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			890,000	827,700

Landry's Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020			430,000	451,500

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020			425,000	456,875

Michael Foods, Inc. company guaranty sr. unsec. notes 9 3/4s, 2018			375,000	418,125

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			270,000	286,875

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			985,000	1,083,500

Revlon Consumer Products Corp. company guaranty notes 9 3/4s, 2015			570,000	602,775

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019			295,000	334,825

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			410,000	421,275

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			1,240,000	1,275,650

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020			635,000	650,875

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			235,000	266,725

Service Corporation International sr. notes 7s, 2019			345,000	381,225

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022			540,000	560,250

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			620,000	666,500

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022			320,000	350,400

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2019			1,205,000	1,358,637

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			335,000	351,750

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			450,000	463,500

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020			190,000	204,250

				25,690,273
Distributors (0.2%)

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019			720,000	784,800

				784,800
Energy (oil field) (0.9%)

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			800,000	852,000

Hiland Partners LP / Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020			305,000	317,200

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			665,000	674,975

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			170,000	171,700

Offshore Group Investment, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			1,405,000	1,552,524

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)			155,000	167,400

				3,735,799
Entertainment (0.7%)

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			955,000	1,075,568

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019			215,000	231,125

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			135,000	153,394

Cinemark USA, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019			140,000	155,400

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			395,000	439,438

Regal Entertainment Group company guaranty sr. unsec. notes 9 1/8s, 2018			825,000	921,938

				2,976,863
Financials (8.4%)

ABN AMRO North American Holding Preferred Capital Repackage Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity			1,385,000	1,281,124

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			415,000	390,100

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			370,000	378,325

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			635,000	686,806

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020			425,000	497,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			430,000	493,425

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2017			265,000	276,263

Ally Financial, Inc. unsec. sub. notes 8s, 2018			475,000	534,375

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068			195,000	238,631

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			725,000	728,625

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			410,000	447,925

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub. notes 11 5/8s, 2017			475,000	532,000

CIT Group, Inc. sr. unsec. notes 5s, 2022			620,000	645,051

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020			515,000	557,488

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018			695,000	745,388

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017			220,000	234,850

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			690,000	783,150

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			635,000	687,388

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019		EUR	245,000	287,648

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020			$310,000	318,525

CNO Financial Group, Inc. 144A company guaranty sr. notes 9s, 2018			425,000	496,188

CNO Financial Group, Inc. 144A company guaranty sr. notes 6 3/8s, 2020			400,000	409,000

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019			785,000	765,375

Dresdner Funding Trust I 144A bonds 8.151s, 2031			1,245,000	1,122,055

E*Trade Financial Corp. sr. notes 6 3/4s, 2016			465,000	489,413

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017			296,000	336,330

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, perpetual maturity (Jersey)			745,000	575,513

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)			895,000	908,425

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)			300,000	254,595

Hub International Ltd. 144A company guaranty sr. notes 8 1/8s, 2018			245,000	249,900

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			1,430,000	1,533,674

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			205,000	220,888

International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022			725,000	748,563

International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015			290,000	300,150

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017(R)			565,000	605,963

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037			510,000	553,350

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. notes FRN 7s, 2037			120,000	114,000

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			425,000	456,875

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			375,000	419,063

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A company guaranty sr. unsec. notes 9 5/8s, 2019			180,000	196,650

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2020			395,000	401,913

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A company guaranty sr. unsec. unsub. notes 9 5/8s, 2019			120,000	130,500

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 7/8s, 2022			480,000	513,600

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 5/8s, 2020			310,000	328,600

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020			165,000	164,175

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017			375,000	372,188

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			645,000	740,138

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019			480,000	514,200

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/4s, 2017			835,000	897,625

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019			430,000	442,900

Regions Bank unsec. sub. notes 7 1/2s, 2018		USD	750,000	885,000

Regions Financing Trust II company guaranty jr. unsec. sub. bonds FRB 6 5/8s, 2047			$485,000	472,875

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB 7.648s, perpetual maturity (United Kingdom)		USD	1,915,000	1,847,974

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s, 2022 (United Kingdom)			$195,000	218,010

SLM Corp. sr. notes Ser. MTN, 8s, 2020			185,000	213,675

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018			1,820,000	2,131,614

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017			1,870,000	1,589,500

				33,364,794
Gaming and lottery (2.7%)

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			901,000	937,040

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			587,000	384,485

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			790,000	849,250

CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019			530,000	533,975

Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)		CAD	960,000	1,007,418

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			$635,000	682,625

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes 8 7/8s, 2020			480,000	506,400

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			1,445,000	130,050

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			1,693,299	1,782,196

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			225,000	252,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			240,000	262,200

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019			550,000	587,125

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018			880,000	1,020,800

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company guaranty 1st mtge. notes 7 3/4s, 2020			160,000	178,000

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			1,575,000	1,701,000

				10,814,564
Health care (6.7%)

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			655,000	694,300

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020			825,000	854,906

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			880,000	938,300

Capsugel FinanceCo SCA 144A company guaranty sr. unsec. notes 9 7/8s, 2019		EUR	895,000	1,290,871

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017(PIK)			$770,000	743,050

CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018			580,000	601,750

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019			810,000	888,975

CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020			400,000	426,000

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)		EUR	320,000	443,624

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)			$1,705,000	1,849,924

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			555,000	588,300

Endo Health Solutions, Inc. company guaranty sr. unsec. notes 7s, 2019			480,000	517,200

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			615,000	654,975

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			840,000	928,200

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017			208,000	223,600

HCA, Inc. sr. notes 6 1/2s, 2020			2,385,000	2,647,350

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			210,000	237,300

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			830,000	867,350

Hologic, Inc. 144A company guaranty sr. unsec. notes 6 1/4s, 2020			175,000	185,500

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019			1,770,000	1,690,350

Jaguar Holding Co.II/ Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019			780,000	875,550

Kinetics Concepts/KCI USA 144A company guaranty notes 10 1/2s, 2018			1,095,000	1,157,962

Kinetics Concepts/KCI USA 144A company guaranty sr. unsec. notes 12 1/2s, 2019			745,000	700,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			635,000	701,675

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			455,000	502,775

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2020			190,000	190,950

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			1,275,000	1,313,250

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015			174,488	175,360

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			100,000	107,500

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			250,000	288,750

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018			905,000	995,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			655,000	740,150

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020			205,000	222,425

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			130,000	136,825

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			320,000	336,800

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			905,000	963,825

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			32,000	22,400

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)		USD	115,000	117,300

				26,821,122
Homebuilding (2.3%)

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			$685,000	688,425

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			275,000	276,375

Beazer Homes USA, Inc. sr. unsec. notes company guaranty 8 1/8s, 2016		USD	510,000	532,950

Beazer Homes USA, Inc. 144A company guaranty sr. notes 6 5/8s, 2018			$200,000	213,750

DR Horton, Inc. company guaranty sr. unsec. unsub. notes 4 3/8s, 2022			290,000	288,188

K Hovnanian Enterprises, Inc. 144A company guaranty notes 9 1/8s, 2020			190,000	190,950

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020			420,000	428,400

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			80,000	85,200

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017			200,000	206,500

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			1,305,000	1,411,031

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			885,000	1,017,750

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032			410,000	426,400

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			255,000	265,200

Realogy Corp. company guaranty sr. unsec. sub. notes 12 3/8s, 2015			380,000	391,400

Realogy Corp. company guaranty sr. unsec. unsub. notes 11 1/2s, 2017			1,030,000	1,104,674

Realogy Corp. 144A company guaranty sr. notes 9s, 2020			165,000	179,025

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020			170,000	187,425

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020			190,000	202,350

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020			1,000,000	1,065,000

				9,160,993
Household furniture and appliances (0.1%)

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016			253,000	276,403

				276,403
Lodging/Tourism (1.7%)

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2022			280,000	305,200

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			1,327,608	1,417,221

FelCor Lodging LP company guaranty sr. notes 10s, 2014(R)			547,000	627,683

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			1,155,000	1,238,737

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes 4 3/4s, 2023(R)			195,000	202,800

MGM Resorts International company guaranty sr. notes 9s, 2020			75,000	83,719

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			295,000	308,275

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			835,000	893,450

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			425,000	443,062

MGM Resorts International sr. notes 10 3/8s, 2014			155,000	174,375

MGM Resorts International 144A company guaranty sr. unsec. notes 8 5/8s, 2019			440,000	479,600

MGM Resorts International 144A company guaranty sr. unsec. notes 6 3/4s, 2020			460,000	460,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			135,000	144,788

				6,778,910
Media (0.2%)

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			210,000	142,800

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)			235,000	264,963

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes 4 1/2s, 2020 (Netherlands)			335,000	332,488

				740,251
Oil and gas (10.7%)

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021			320,000	335,200

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022			235,000	248,513

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec. notes 7s, 2022			535,000	575,125

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 144A company guaranty sr. notes 6 5/8s, 2020			230,000	234,025

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015 (In default)(NON)			365,000	69,350

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			370,000	395,900

Aurora USA Oil & Gas Inc. 144A sr. notes 9 7/8s, 2017			590,000	631,300

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			1,515,000	1,624,837

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			195,000	199,388

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			605,000	683,650

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021			695,000	750,600

Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017		EUR	220,000	288,911

Chesapeake Energy Corp. company guaranty sr. unsec. notes 9 1/2s, 2015			$550,000	605,688

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 6 5/8s, 2019			770,000	739,200

Comstock Resources, Inc. company guaranty sr. unsub. notes 8 3/8s, 2017			640,000	664,000

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			855,000	940,500

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			195,000	203,775

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			335,000	349,238

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)			600,000	516,000

Continental Resources, Inc. company guaranty sr. unsec. notes 5s, 2022			720,000	750,600

Continental Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2022			580,000	606,100

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			1,625,000	1,738,750

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A company guaranty sr. unsec. notes 7 1/8s, 2022			250,000	248,750

Denbury Resources, Inc. company guaranty sr. sub. notes 9 3/4s, 2016			155,000	166,625

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			682,000	767,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			400,000	434,000

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			1,755,000	1,632,150

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 9 1/8s, 2017			220,000	235,950

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			740,000	715,950

Forbes Energy Services Ltd. company guaranty sr. unsec. notes 9s, 2019			570,000	552,900

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			1,315,000	1,272,262

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017			65,000	67,600

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017			850,000	895,687

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019			1,135,000	1,203,100

Laredo Petroleum, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022			245,000	264,600

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			1,205,000	1,364,662

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			305,000	280,600

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			630,000	674,100

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)			240,000	256,200

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			865,000	614,150

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022			615,000	684,188

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018			265,000	280,900

Northern Oil and Gas, Inc. company guaranty sr. unsec. notes 8s, 2020			625,000	643,750

Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023			400,000	423,500

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018			1,030,000	1,122,700

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			1,235,000	1,284,400

Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022			1,170,000	1,187,550

Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019			200,000	201,500

Quicksilver Resources, Inc. company guaranty sr. unsec. notes 8 1/4s, 2015			355,000	338,138

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016			515,000	520,150

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			340,000	374,000

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			300,000	316,500

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			980,000	1,082,900

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016			1,360,000	1,468,800

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			1,540,000	1,586,200

SandRidge Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2016			485,000	528,650

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			375,000	386,250

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			274,000	287,700

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			390,000	411,450

SM Energy Co. sr. unsec. notes 6 1/2s, 2021			320,000	339,200

SM Energy Co. 144A sr. notes 6 1/2s, 2023			120,000	126,300

Suburban Propane Partners LP/Suburban Energy Finance Corp. 144A sr. unsec. notes 7 3/8s, 2021			612,000	653,310

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			230,000	238,050

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021			400,000	413,000

Whiting Petroleum Corp. company guaranty 7s, 2014			685,000	729,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031			435,000	556,412

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021			208,000	272,716

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022			260,000	279,500

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017			965,000	1,042,200

				42,576,625
Publishing (0.2%)

American Media, Inc. 144A notes 13 1/2s, 2018			116,844	108,081

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			705,000	667,988

				776,069
Regional Bells (0.8%)

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			195,000	198,413

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2017			670,000	715,225

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021			235,000	272,013

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020			610,000	689,300

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			550,000	624,250

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018			750,000	843,750

				3,342,951
Retail (2.9%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			100,000	110,500

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			265,000	297,794

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			215,000	229,781

Bon-Ton Department Stores, Inc. (The) 144A company guaranty sr. notes 10 5/8s, 2017			835,000	753,588

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec. notes 10s, 2019			640,000	708,000

J Crew Group, Inc. company guaranty sr. unsec. notes 8 1/8s, 2019			685,000	717,538

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			700,000	796,250

Limited Brands, Inc. sr. notes 5 5/8s, 2022			315,000	338,231

Michaels Stores, Inc. company guaranty 11 3/8s, 2016			1,195,000	1,251,881

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			895,000	912,900

Penske Automotive Group, Inc. 144A company guaranty sr. sub. notes 5 3/4s, 2022			580,000	594,500

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			445,000	489,500

QVC Inc. 144A sr. notes 7 1/2s, 2019			495,000	547,720

QVC Inc. 144A sr. notes 7 3/8s, 2020			405,000	450,258

Sears Holdings Corp. company guaranty 6 5/8s, 2018			360,000	335,700

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes 7 3/8s, 2016			195,000	198,413

Toys R Us Property Co., LLC company guaranty sr. notes 8 1/2s, 2017			805,000	867,388

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			875,000	953,750

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017			200,000	203,750

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016(PIK)			675,000	698,625

				11,456,067
Technology (4.3%)

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			830,000	842,450

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022			110,000	106,150

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029			145,000	94,975

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			480,000	426,000

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			925,000	860,250

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			645,300	642,074

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			945,000	930,825

Ceridian Corp. 144A sr. notes 8 7/8s, 2019			390,000	423,150

Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019			385,000	406,175

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			425,000	474,938

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			285,000	312,075

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021			765,000	792,731

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			179,502	183,765

First Data Corp. company guaranty sr. unsec. sub. notes 11 1/4s, 2016			655,000	635,350

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			1,265,000	1,261,837

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			865,000	892,031

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			522,000	565,065

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			336,000	369,600

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			1,235,000	1,343,062

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018			345,000	393,300

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019			210,000	233,100

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019			295,000	331,875

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021			150,000	166,125

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015			648,000	486,000

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes 9 3/4s, 2018 (Netherlands)			580,000	667,000

Seagate HDD Cayman company guaranty sr. unsec. notes 7s, 2021 (Cayman Islands)			430,000	460,100

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			485,000	535,925

SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 10 1/4s, 2015			175,000	179,375

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			910,000	987,350

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			970,000	1,042,750

				17,045,403
Telecommunications (6.6%)

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2017			330,000	301,950

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			410,000	405,900

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			400,000	394,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			310,000	336,350

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)			300,000	326,250

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		USD	865,000	908,250

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)			$420,000	453,600

Equinix, Inc. sr. unsec. notes 7s, 2021			495,000	554,400

Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019			455,000	486,850

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			980,000	1,085,350

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			365,000	395,113

Intelsat Jackson Holdings SA 144A company guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)			395,000	424,625

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s, 2022 (Bermuda)		USD	305,000	303,475

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			$2,684,218	2,845,271

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			1,360,000	1,438,200

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020			565,000	610,200

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019			140,000	148,750

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020			360,000	363,600

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			1,105,000	1,198,924

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			65,000	65,244

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			330,000	325,050

NII Capital Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			160,000	134,400

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			755,000	604,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			305,000	330,925

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			925,000	1,059,124

Qwest Corp. notes 6 3/4s, 2021			615,000	733,869

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			555,000	679,732

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			380,000	424,650

SBA Telecommunications, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/4s, 2020			200,000	210,000

Sprint Capital Corp. company guaranty 6 7/8s, 2028			1,950,000	1,794,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			805,000	895,563

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			815,000	839,450

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017			615,000	696,488

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020			445,000	462,800

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			1,185,000	1,419,037

Wind Acquisition Finance SA company guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)		EUR	410,000	484,110

Wind Acquisition Finance SA 144A company guaranty sr. notes 7 1/4s, 2018 (Luxembourg)			$725,000	688,750

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017 (Luxembourg)			315,000	296,888

Wind Acquisition Holdings Finance SA 144A company guaranty sr. notes 12 1/4s, 2017 (Luxembourg)(PIK)		USD	144,011	113,769

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			$260,000	280,800

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			535,000	597,863

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			260,000	280,150

				26,397,720
Telephone (0.5%)

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			1,380,000	1,345,500

Cricket Communications, Inc. company guaranty sr. unsub. notes 7 3/4s, 2016			455,000	480,025

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2022			195,000	198,656

				2,024,181
Textiles (0.3%)

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			575,000	623,875

Hanesbrands, Inc. sr. unsec. notes 8s, 2016			650,000	718,257

				1,342,132
Transportation (1.2%)

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018 (Luxembourg)			1,520,000	1,596,000

Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018			1,095,000	1,201,762

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)			750,000	770,625

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			985,000	1,066,262

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			480,000	321,600

				4,956,249
Utilities and power (4.7%)

AES Corp. (The) sr. unsec. notes 8s, 2020			380,000	441,750

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021			970,000	1,105,800

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			730,000	843,150

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			705,000	775,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017			1,345,000	1,435,787

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			1,055,000	1,235,540

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016			985,000	1,081,037

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default)(NON)			1,145,000	646,925

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			525,000	273,000

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			345,000	189,750

Edison Mission Energy sr. unsec. notes 7.2s, 2019			550,000	283,250

Edison Mission Energy sr. unsec. notes 7s, 2017			30,000	15,525

El Paso Natural Gas Co. debs. 8 5/8s, 2022			360,000	485,121

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			300,000	330,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			160,000	180,000

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			860,000	976,100

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes 6 7/8s, 2019			285,000	304,950

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes 9 3/8s, 2020			1,095,000	1,193,550

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022			190,000	193,800

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031			215,000	228,975

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			680,000	754,800

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			195,000	221,325

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			170,000	189,125

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019			280,000	319,200

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			2,290,000	2,490,375

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			480,000	554,668

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015			205,000	234,725

Regency Energy Partners company guaranty sr. unsec. unsub. notes 5 1/2s, 2023			455,000	458,413

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028			140,000	187,047

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty notes 15s, 2021			910,000	336,700

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty sr. unsec. notes 10 1/2s, 2016(PIK)			1,544,796	363,027

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			415,000	324,738

				18,654,403

Total corporate bonds and notes (cost $327,496,292)				$344,394,299

SENIOR LOANS (6.4%)(a)(c)
			Principal amount	Value

Broadcasting (0.4%)

Clear Channel Communications, Inc. bank term loan FRN Ser. A, 3.632s, 2014			$354,336	$332,721

Clear Channel Communications, Inc. bank term loan FRN Ser. B, 3.882s, 2016			1,483,928	1,210,560

Univision Communications, Inc. bank term loan FRN 4.482s, 2017			212,813	210,508

				1,753,789
Capital goods (0.1%)

SRAM Corp. bank term loan FRN 8 1/2s, 2018			460,000	466,900

				466,900
Commercial and consumer services (0.2%)

Travelport, LLC bank term loan FRN 11s, 2015			235,000	238,525

Travelport, LLC bank term loan FRN Ser. B, 4.961s, 2015			319,386	303,550

Travelport, LLC bank term loan FRN Ser. S, 4.961s, 2015			100,614	95,625

				637,700
Communication services (0.5%)

Asurion Corp. bank term loan FRN 11s, 2019			580,000	616,975

Asurion Corp. bank term loan FRN 9s, 2019			102,548	105,778

Wide Open West Finance, LLC bank term loan FRN 6 1/4s, 2018			1,115,000	1,122,982

				1,845,735
Consumer cyclicals (1.4%)

Aot Bedding Super Holings, LLC bank term loan FRN 5s, 2019			365,000	363,175

Octavius, LLC bank term loan FRN Ser. B, 9 1/4s, 2017			275,000	269,363

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.24s, 2014(PIK)			406,897	387,773

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.24s, 2014(PIK)			231,527	220,645

Goodman Global, Inc. bank term loan FRN 9s, 2017			642,727	647,548

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016			477,444	477,785

Harrah's bank term loan FRN Ser. B, 9 1/2s, 2016			277,875	285,169

Motor City bank term loan FRN 6s, 2017			1,097,848	1,104,710

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017			275,000	278,781

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018			615,000	617,586

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014			550,925	522,307

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default)(NON)			676,625	510,468

				5,685,310
Consumer staples (0.5%)

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018			230,102	229,431

Landry's, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017			837,900	848,374

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017			930,600	933,072

Rite Aid Corp. bank term loan FRN Ser. B, 1.98s, 2014			79,923	79,113

				2,089,990
Energy (0.1%)

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016			533,888	512,032

				512,032
Financials (0.9%)

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016			220,781	220,919

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017			447,379	451,293

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017(FWC)			170,000	174,108

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014			700,000	702,800

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019			1,095,000	1,101,386

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.953s, 2017			237,749	236,857

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017			660,000	645,645

				3,533,008
Gaming and lottery (0.4%)

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.467s, 2018			1,648,000	1,494,972

				1,494,972
Health care (0.7%)

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015			858,196	858,196

Emergency Medical Services Corp. bank term loan FRN Ser. B, 5 1/4s, 2018			592,708	594,437

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 5s, 2019			390,000	389,025

Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018			521,063	525,188

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017(PIK)			230,000	231,725

				2,598,571
Homebuilding (0.2%)

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017			940,000	945,875

				945,875
Oil and gas (0.2%)

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017			605,000	606,513

				606,513
Retail (—%)

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B1, 5 1/2s, 2017			121,018	122,293

				122,293
Technology (0.1%)

First Data Corp. bank term loan FRN 5.217s, 2017			280,000	274,400

				274,400
Telecommunications (0.1%)

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019			470,000	470,881

				470,881
Utilities and power (0.6%)

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016			267,300	279,329

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.757s, 2017			3,334,778	2,289,012

				2,568,341

Total senior loans (cost $26,388,128)				$25,606,310

COMMON STOCKS (1.6%)(a)
			Shares	Value

Avis Budget Group, Inc.(NON)			23,540	$362,045

CIT Group, Inc.(NON)			6,665	262,534

Deepocean Group (Shell) (acquired 6/09/11, cost $73,240) (Norway)(RES)			25,695	385,425

DISH Network Corp. Class A			13,165	402,981

FelCor Lodging Trust, Inc.(NON)(R)			59,595	282,480

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)			11,984	474,327

General Motors Co.(NON)			26,017	591,887

Harry & David Holdings, Inc.(NON)			925	78,625

HealthSouth Corp.(NON)			634	15,254

Huntsman Corp.			33,155	495,004

Kodiak Oil & Gas Corp.(NON)			65,515	613,220

LyondellBasell Industries NV Class A (Netherlands)			6,283	324,580

Magellan Health Services, Inc.(NON)			273	14,090

Motors Liquidation Co. GUC Trust (Units)(NON)			1,620	27,216

Newfield Exploration Co.(NON)			8,745	273,893

NII Holdings, Inc.(NON)			42,215	331,388

Quicksilver Resources, Inc.(NON)			31,575	129,142

Spectrum Brands Holdings, Inc.(NON)			8,579	343,245

Stallion Oilfield Holdings, Ltd.			5,032	166,056

Terex Corp.(NON)			15,379	347,258

Trump Entertainment Resorts, Inc.(NON)			913	3,652

Vantage Drilling Co.(NON)			306,492	563,945

Vertis Holdings, Inc.(F)(NON)			2,187	22

Total common stocks (cost $7,751,896)				$6,488,269

CONVERTIBLE PREFERRED STOCKS (1.2%)(a)
			Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.(R)			34,707	$705,767

General Motors Co. Ser. B, $2.375 cv. pfd.			17,091	641,446

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.(R)			18,312	1,014,119

Lucent Technologies Capital Trust I 7.75% cv. pfd.			679	392,123

MetLife, Inc. $3.75 cv. pfd.			10,405	718,361

Nielsen Holdings NV $3.125 cv. pfd.			8,730	489,699

PPL Corp. $4.375 cv. pfd.			8,560	469,602

United Technologies Corp. $3.75 cv. pfd.(NON)			7,600	426,360

Total convertible preferred stocks (cost $5,288,156)				$4,857,477

CONVERTIBLE BONDS AND NOTES (0.9%)(a)
			Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$476,000	$468,860

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017			390,000	417,729

Exide Technologies cv. sr. sub. notes FRN zero %, 2013			596,000	548,320

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			402,000	556,770

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon 4 5/8s (Zero%, 3/1/16) 2026(STP)			962,000	860,389

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			280,000	248,325

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			175,000	182,984

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub. notes 7s, 2014			237,000	371,498

Total convertible bonds and notes (cost $3,150,538)				$3,654,875

PREFERRED STOCKS (0.6%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			774	$724,053

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			47,700	1,197,747

M/I Homes, Inc. $2.438 pfd.(NON)			16,445	335,642

Total preferred stocks (cost $1,780,549)				$2,257,442

WARRANTS (0.0%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	0.01	37	$1,083

General Motors Co.	7/10/19	18.33	5,869	48,478

General Motors Co.	7/10/16	10	5,869	80,875

Smurfit Kappa Group PLC 144A (Ireland)(F)	10/1/13	EUR 0.001	432	22,615

Tower Semiconductor, Ltd. 144A (Israel)(F)	6/30/15	0.01	192,571	38,514

Total warrants (cost $263,659)				$191,565

SHORT-TERM INVESTMENTS (2.5%)(a)
			Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)			9,703,207	$9,703,207

U.S. Treasury Bills with an effective yield of 0.156%, July 25, 2013(SEGSF)			$120,000	119,847

Total short-term investments (cost $9,823,051)				$9,823,054

TOTAL INVESTMENTS

Total investments (cost $381,942,269)(b)				$397,273,291

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $8,901,381) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Euro	Sell	10/17/12	$980,637	$960,537	$(20,100)
Barclays Bank PLC
	Euro	Sell	10/17/12	611,002	598,631	(12,371)
Citibank, N.A.
	Euro	Sell	10/17/12	117,599	115,173	(2,426)
Credit Suisse AG
	Euro	Sell	10/17/12	939,895	919,193	(20,702)
Deutsche Bank AG
	Euro	Sell	10/17/12	1,712,838	1,678,536	(34,302)
Goldman Sachs International
	Euro	Sell	10/17/12	1,038,987	1,017,117	(21,870)
JPMorgan Chase Bank, N.A.
	Euro	Sell	10/17/12	228,773	223,997	(4,776)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/17/12	976,175	972,398	(3,777)
	Euro	Sell	10/17/12	877,689	859,443	(18,246)
UBS AG
	Euro	Sell	10/17/12	860,853	843,292	(17,561)
WestPac Banking Corp.
	Euro	Sell	10/17/12	727,959	713,064	(14,895)

Total						$(171,026)

Key to holding's currency abbreviations
CAD	Canadian Dollar
EUR	Euro
Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $398,709,065.
(b)	The aggregate identified cost on a tax basis is $382,206,005, resulting in gross unrealized appreciation and depreciation of $26,489,698 and $11,422,412, respectively, or net unrealized appreciation of $26,489,698.
(NON)	Non-income-producing security.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $385,425, or 0.01% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$8,825,493	$89,126,713	$88,248,999	$11,151	$9,703,207
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $581,271 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $13,300,000 on forward currency contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $171,026 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $119,856.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$1,293,911	$—	$—
Capital goods	347,258	—	—
Communication services	734,369	—	—
Consumer cyclicals	901,583	3,652	22
Consumer staples	705,290	78,625	—
Energy	1,580,200	551,481	—
Financials	262,534	—	—
Health care	29,344	—	—
Total common stocks	5,854,489	633,758	22
Convertible bonds and notes	$—	$3,654,875	$—
Convertible preferred stocks	426,360	4,431,117	—
Corporate bonds and notes		344,394,299	—
Preferred stocks	335,642	1,921,800	—
Senior loans	—	25,606,310	—
Warrants	129,353	1,083	61,129
Short-term investments	9,703,207	119,847	—

Totals by level	$16,449,051	$380,763,089	$61,151

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	(171,026)	—

Totals by level	$—	$(171,026)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$171,026
Equity contracts	191,565	—

Total	$191,565	$171,026

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Income Fund

The fund's portfolio
9/30/12 (Unaudited)

MORTGAGE-BACKED SECURITIES (32.3%)(a)
		Principal amount	Value

ASG Resecuritization Trust 144A FRB Ser. 10-3, 0.507s, 2045		$1,693,451	$931,398

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049		412,582	430,105
Ser. 06-6, Class A2, 5.309s, 2045		1,068,468	1,089,563
Ser. 07-1, Class XW, IO, 0.481s, 2049		5,300,154	50,240

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042		9,175,856	99,732
Ser. 04-5, Class XC, IO, 0.877s, 2041		16,467,645	214,787
Ser. 02-PB2, Class XC, IO, 0.679s, 2035		1,701,928	425
Ser. 07-5, Class XW, IO, 0.555s, 2051		12,398,007	161,571
Ser. 05-1, Class XW, IO, 0.073s, 2042		113,333,621	39,213

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042		419,000	415,263
Ser. 04-PWR3, Class D, 4.889s, 2041		586,000	593,389
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041		2,107,507	26,765

Bear Stearns Commercial Mortgage Securities, Inc. 144A Ser. 06-PW14, Class X1, IO, 0.215s, 2038		8,724,772	152,684

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043		570,000	601,002

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.568s, 2049		20,118,087	267,973
Ser. 07-CD4, Class XC, IO, 0.192s, 2049		58,342,940	536,755

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F, 6.23s, 2031		104,287	105,056

Commercial Mortgage Pass-Through Certificates FRB Ser. 06-C7, Class AM, 5.965s, 2046		990,000	1,059,314

Commercial Mortgage Pass-Through Certificates 144A Ser. 06-C8, Class XS, IO, 0.213s, 2046		28,381,241	338,078

Countrywide Alternative Loan Trust FRB Ser. 05-16, Class A4, 0.457s, 2035		819,927	590,347

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.955s, 2039		1,538,231	1,542,449
Ser. 06-C5, Class AX, IO, 0.21s, 2039		12,956,008	177,497

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX, IO, 0.238s, 2049		44,091,327	163,623

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class D, 5.575s, 2036		512,000	537,600
FRB Ser. 05-C4, Class B, 5.29s, 2038		1,240,000	1,205,280
Ser. 05-C6, Class AJ, 5.23s, 2040		371,000	392,310
Ser. 05-C5, Class AJ, 5.1s, 2038		266,000	279,739
Ser. 03-CPN1, Class E, 4.891s, 2035		459,000	456,292
Ser. 04-C4, Class AJ, 4.772s, 2039		870,000	880,356

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040(F)		759,074	821,680
Ser. 02-CP3, Class AX, IO, 1.333s, 2035		1,955,880	5,977

DLJ Commercial Mortgage Corp. 144A FRB Ser. 98-CG1, Class B4, 7.444s, 2031		970,000	994,061

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037		563,584	909,242
IFB Ser. 2976, Class LC, 23.611s, 2035		88,408	141,452
IFB Ser. 2979, Class AS, 23.464s, 2034		90,992	122,024
IFB Ser. 3072, Class SM, 22.987s, 2035		459,787	733,840
IFB Ser. 3065, Class DC, 19.198s, 2035		575,127	895,800
IFB Ser. 2990, Class LB, 16.381s, 2034		562,532	789,339
IFB Ser. 3803, Class SP, IO, 6.379s, 2038		2,531,456	215,174
IFB Ser. 3907, Class KS, IO, 6.329s, 2040		1,970,827	275,530
IFB Ser. 3708, Class SA, IO, 6.229s, 2040		4,209,904	548,845
IFB Ser. 4105, Class LS, IO, 5.9s, 2041		1,488,000	312,182
IFB Ser. 3852, Class NT, 5.779s, 2041		1,081,041	1,195,166
IFB Ser. 3752, Class PS, IO, 5.779s, 2040		2,655,464	402,143
Ser. 3632, Class CI, IO, 5s, 2038		193,725	10,579
Ser. 3626, Class DI, IO, 5s, 2037		115,403	3,794
Ser. 4018, Class DI, IO, 4 1/2s, 2041		2,385,714	271,399
Ser. 3747, Class HI, IO, 4 1/2s, 2037		597,789	47,605
Ser. 3707, Class PI, IO, 4 1/2s, 2025		2,733,633	214,016
Ser. 4090, Class BI, IO, 4s, 2042		893,203	109,141
Ser. 4026, Class JI, IO, 4s, 2041		1,011,545	112,888
Ser. 3768, Class MI, IO, 4s, 2035		19,944,427	747,916
Ser. 3738, Class MI, IO, 4s, 2034		10,154,391	380,790
Ser. 3736, Class QI, IO, 4s, 2034		3,093,505	84,453
Ser. 3751, Class MI, IO, 4s, 2034		3,126,914	53,220
Ser. 4077, Class AI, IO, 3s, 2027		3,948,124	397,616
Ser. T-56, Class A, IO, 0.524s, 2043		5,537,836	96,696
Ser. T-56, Class 3, IO, 0.482s, 2043		2,808,951	36,867
Ser. T-56, Class 1, IO, 0.299s, 2043		6,837,763	51,283
Ser. T-56, Class 2, IO, 0.131s, 2043		15,476,151	48,363
Ser. 3835, Class FO, PO, zero %, 2041		2,774,284	2,342,189
Ser. 3369, Class BO, PO, zero %, 2037		33,206	31,046
Ser. 3391, PO, zero %, 2037		90,993	83,041
Ser. 3300, PO, zero %, 2037		323,618	302,810
Ser. 3175, Class MO, PO, zero %, 2036		50,639	47,801
Ser. 3210, PO, zero %, 2036		80,007	76,434
FRB Ser. 3117, Class AF, zero %, 2036		18,051	14,931
FRB Ser. 3326, Class WF, zero %, 2035		54,569	49,112
FRB Ser. 3036, Class AS, zero %, 2035		27,060	23,703

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036		656,366	1,207,230
IFB Ser. 06-8, Class HP, 23.773s, 2036		523,039	887,184
IFB Ser. 05-45, Class DA, 23.626s, 2035		988,586	1,654,173
IFB Ser. 07-53, Class SP, 23.406s, 2037		399,991	648,854
IFB Ser. 05-122, Class SE, 22.342s, 2035		841,526	1,286,744
IFB Ser. 05-75, Class GS, 19.601s, 2035		573,332	847,432
IFB Ser. 05-106, Class JC, 19.453s, 2035		362,270	578,502
IFB Ser. 05-83, Class QP, 16.831s, 2034		122,706	172,991
IFB Ser. 11-4, Class CS, 12.467s, 2040		637,965	761,924
IFB Ser. 12-75, Class SK, IO, 6.434s, 2041		4,157,570	813,138
IFB Ser. 12-4, Class SN, IO, 6.384s, 2040		1,596,399	303,060
IFB Ser. 12-75, Class KS, IO, 6.334s, 2042		2,850,840	496,046
IFB Ser. 12-3, Class CS, IO, 6.334s, 2040		2,437,586	437,449
IFB Ser. 11-67, Class BS, IO, 6.284s, 2041		4,936,257	877,963
IFB Ser. 11-27, Class AS, IO, 6.264s, 2041		4,101,651	548,104
IFB Ser. 12-30, Class HS, IO, 6.234s, 2042		7,243,787	1,352,632
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041		1,351,000	270,119
IFB Ser. 12-4, Class SY, IO, 5.734s, 2042		1,341,098	240,137
Ser. 12-96, Class PI, IO, 4s, 2041		2,806,184	426,792
Ser. 03-W10, Class 1, IO, 1.408s, 2043		4,087,308	186,164
Ser. 07-64, Class LO, PO, zero %, 2037		146,192	136,881
Ser. 372, Class 1, PO, zero %, 2036		182,170	178,926

First Union National Bank Commercial Mortgage 144A Ser. 01-C3, Class K, 6.155s, 2033		419,189	419,189

First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.832s, 2033		623,604	79

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C4, Class AJ, 5.483s, 2045		343,000	284,690

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.275s, 2045		121,014,490	495,818
Ser. 07-C1, Class XC, IO, 0.145s, 2049		59,726,898	451,117

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.345s, 2029		1,546,072	62,399
Ser. 05-C1, Class X1, IO, 0.763s, 2043		21,658,103	291,258

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.582s, 2041		3,965,000	6,192,894
IFB Ser. 10-158, Class SD, 14.345s, 2040		855,000	1,223,642
IFB Ser. 11-70, Class WS, 9.263s, 2040		3,648,000	4,315,912
IFB Ser. 11-56, Class MS, 6.855s, 2041		181,945	199,387
IFB Ser. 11-61, Class CS, IO, 6.462s, 2035		5,772,855	793,768
IFB Ser. 10-163, Class SI, IO, 6.409s, 2037		1,660,300	253,196
IFB Ser. 10-42, Class SP, IO, 6.332s, 2039		1,436,280	179,707
IFB Ser. 11-70, Class SM, IO, 5.669s, 2041		1,760,000	460,486
Ser. 11-116, Class IA, IO, 4 1/2s, 2039		3,811,358	371,074
Ser. 11-70, PO, zero %, 2041		14,761,457	12,512,697
Ser. 10-151, Class KO, PO, zero %, 2037		611,842	562,417
Ser. 06-36, Class OD, PO, zero %, 2036		14,757	13,793

Greenwich Capital Commercial Funding Corp. 144A Ser. 03-C1, Class G, 4.773s, 2035		498,000	492,479

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038		204,705	204,705

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030		282,976	291,529
FRB Ser. 03-C1, Class J, 5.309s, 2040		777,000	783,216
Ser. 06-GG6, Class XC, IO, 0.148s, 2038		49,147,353	89,497

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 6.175s, 2051		691,000	739,042
FRB Ser. 07-LD11, Class A2, 5.988s, 2049		3,495,185	3,668,197
FRB Ser. 04-CB9, Class B, 5.852s, 2041		567,000	578,845
FRB Ser. 02-C2, Class E, 5.265s, 2034		448,000	447,870
FRB Ser. 04-CBX, Class B, 5.021s, 2037		280,000	275,936
Ser. 06-LDP8, Class X, IO, 0.73s, 2045		28,646,697	488,483
Ser. 07-LDPX, Class X, IO, 0.49s, 2049		28,968,378	336,902

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 01-C1, Class H, 5.626s, 2035		445,371	449,637
Ser. 05-CB12, Class X1, IO, 0.486s, 2037		14,722,511	129,764
Ser. 06-LDP6, Class X1, IO, 0.091s, 2043		40,724,839	142,252

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031		314,997	321,297
Ser. 99-C1, Class G, 6.41s, 2031		554,198	554,198
Ser. 98-C4, Class G, 5.6s, 2035		232,806	238,486
Ser. 98-C4, Class H, 5.6s, 2035		441,000	480,539

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A3, 5.933s, 2040		476,000	534,065
Ser. 06-C7, Class A2, 5.3s, 2038		729,687	729,687
Ser. 07-C2, Class XW, IO, 0.693s, 2040		3,821,034	73,177

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 02-C7, Class H, 5.747s, 2036		890,000	895,639
FRB Ser. 04-C1, Class G, 5.077s, 2036		1,600,000	1,395,853
Ser. 06-C7, Class XW, IO, 0.841s, 2038		19,782,428	434,897
Ser. 05-C2, Class XCL, IO, 0.502s, 2040		71,107,854	523,852
Ser. 06-C7, Class XCL, IO, 0.331s, 2038		37,043,860	520,577
Ser. 07-C2, Class XCL, IO, 0.186s, 2040		82,788,256	1,173,358
Ser. 05-C7, Class XCL, IO, 0.153s, 2040		48,822,349	294,789

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050		166,000	178,412
Ser. 06-C2, Class AJ, 5.802s, 2043		1,018,000	880,570

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039		6,843,367	83,763
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043		20,725,421	243,213

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.242s, 2049		67,688,548	846,107

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 9.115s, 2037		733,567	55,018
Ser. 06-C4, Class X, IO, 6.391s, 2045		2,771,185	209,779
Ser. 05-C3, Class X, IO, 6.146s, 2044		962,441	70,066

Morgan Stanley Capital I
Ser. 06-HQ9, Class B, 5.832s, 2044		1,330,000	1,225,016
FRB Ser. 07-HQ12, Class A2, 5.759s, 2049		544,476	556,726
Ser. 07-IQ14, Class A2, 5.61s, 2049		438,499	454,985

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.243s, 2041		656,000	669,048

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.843s, 2043		536,000	552,080

Mortgageit Trust Ser. 2005-2, Class 1A2, 0.547s, 2035		2,350,585	1,762,939

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030		300,000	315,375

Opteum Mortgage Acceptance Corp. FRB Ser. 05-3, Class A2, 0.557s, 2035		1,153,325	911,127

Structured Asset Mortgage Investments, Inc. Ser. 07-AR4, Class X2, IO, 0 1/2s, 2047		34,354,898	735,195

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 6.035s, 2045		13,820,614	2,625,917

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ, 5.585s, 2039		590,000	634,339

Wachovia Bank Commercial Mortgage Trust
Ser. 05-C17, Class D, 5.396s, 2042		1,450,000	1,386,200
Ser. 07-C30, Class A3, 5.246s, 2043		306,236	309,804
Ser. 06-C29, IO, 0.541s, 2048		31,800,270	468,736
Ser. 07-C34, IO, 0.53s, 2046		8,484,595	102,664

Wachovia Bank Commercial Mortgage Trust 144A Ser. 06-C26, Class XC, IO, 0.092s, 2045		12,263,693	27,716

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A, Class G, 5.72s, 2036		73,000	63,510

WAMU Mortgage Pass-Through Certificates
FRB Ser. 2004-AR13, Class A1B2, 0.74s, 2034		4,239,127	3,582,062
FRB Ser. 05-AR11, Class A1C3, 0.727s, 2045		1,027,096	693,290
FRB Ser. 05-AR19, Class A1C3, 0.717s, 2045		2,869,471	1,836,461
FRB Ser. 05-AR11, Class A1B2, 0.667s, 2045		781,222	667,945
FRB Ser. 05-AR13, Class A1C4, 0.647s, 2045		5,685,534	3,581,887
FRB Ser. 05-AR8, Class 2AB2, 0.637s, 2045		3,394,585	2,936,316
FRB Ser. 05-AR17, Class A1B2, 0.627s, 2045		2,769,973	2,160,579
FRB Ser. 05-AR11, Class A1B3, 0.617s, 2045		2,950,071	2,522,310
FRB Ser. 05-AR8, Class 2AC3, 0.607s, 2045		613,417	503,002
FRB Ser. 05-AR2, Class 2A23, 0.597s, 2045		2,121,659	1,824,626
FRB Ser. 05-AR6, Class 2AB2, 0.587s, 2045		1,154,302	992,699

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 04-H, Class A1, 2.615s, 2034		465,283	469,936

Total mortgage-backed securities (cost $108,871,745)			$125,163,108

CORPORATE BONDS AND NOTES (31.0%)(a)
		Principal amount	Value

Basic materials (1.6%)

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015		$135,000	$143,782

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019		155,000	200,263

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018		280,000	287,085

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		275,000	308,000

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020		190,000	238,450

Domtar Corp. company guaranty sr. unsec. unsub. notes 6 1/4s, 2042 (Canada)		145,000	148,040

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042		385,000	417,137

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022		270,000	284,419

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018		100,000	118,915

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017		90,000	93,997

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029		70,000	92,483

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020		110,000	128,923

International Paper Co. sr. unsec. notes 9 3/8s, 2019		307,000	416,221

International Paper Co. sr. unsec. notes 7.95s, 2018		492,000	633,235

LyondellBasell Industries NV sr. unsec. notes 6s, 2021 (Netherlands)		200,000	228,000

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022		140,000	144,507

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019		170,000	211,740

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 5.2s, 2040 (Australia)		365,000	421,132

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		32,000	34,665

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		33,000	34,809

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		225,000	301,693

Sealed Air Corp. sr. notes 7 7/8s, 2017		80,000	85,600

Sealed Air Corp. 144A notes 5 5/8s, 2013		215,000	220,375

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		37,000	44,589

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018		230,000	275,513

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096		85,000	96,746

Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031		115,000	151,040

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)		15,000	15,765

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)		305,000	344,599

			6,121,723
Capital goods (0.5%)

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		310,000	320,850

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		458,000	585,465

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038		205,000	286,095

Republic Services, Inc. company guaranty sr. unsec. notes 5.7s, 2041		90,000	107,882

Republic Services, Inc. company guaranty sr. unsec. notes 3.8s, 2018		110,000	122,330

Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019		210,000	248,681

United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042		155,000	173,722

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022		95,000	101,234

			1,946,259
Communication services (3.0%)

American Tower Corp. sr. unsec. notes 7s, 2017(R)		505,000	600,998

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		195,000	236,552

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		510,000	669,485

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030		410,000	550,571

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028		450,000	483,549

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039		190,000	200,949

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037		205,000	279,079

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040		40,000	48,577

Cox Communications, Inc. 144A bonds 8 3/8s, 2039		245,000	374,656

Cox Communications, Inc. 144A notes 5 7/8s, 2016		125,000	146,157

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020		635,000	714,562

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		95,000	103,550

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)		76,000	84,066

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020		275,000	310,750

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040		325,000	412,505

NBCUniversal Media, LLC sr. unsec. unsub. notes 5.15s, 2020		255,000	302,196

Qwest Corp. notes 6 3/4s, 2021		723,000	862,744

Rogers Communications, Inc. company guaranty notes 6.8s, 2018 (Canada)		295,000	371,910

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017		950,000	1,047,738

SBA Tower Trust 144A notes 2.933s, 2017		175,000	179,804

TCI Communications, Inc. company guaranty sr. unsec. unsub. debs. 7 7/8s, 2026		555,000	799,261

Telecom Italia Capital SA company guaranty sr. unsec. unsub. notes 6.175s, 2014 (Italy)		75,000	78,938

Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)		465,000	455,700

Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 6.221s, 2017 (Spain)		140,000	146,300

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038		575,000	778,373

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018		40,000	50,288

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039		125,000	162,912

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039		230,000	344,366

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018		45,000	62,837

Verizon New Jersey, Inc. debs. 8s, 2022		40,000	53,719

Verizon Pennsylvania, Inc. debs. 8.35s, 2030		405,000	538,551

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013		255,000	259,691

			11,711,334
Consumer cyclicals (2.7%)

ADT Corp./The 144A company guaranty sr. unsec notes 4 7/8s, 2042		260,000	280,675

ADT Corp./The 144A company guaranty sr. unsec notes 3 1/2s, 2022		365,000	376,073

Advance Auto Parts, Inc. company guaranty sr. unsec. notes 5 3/4s, 2020		360,000	416,425

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		210,000	235,988

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030		520,000	707,296

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5.7s, 2020		385,000	415,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 6.35s, 2040		370,000	430,856

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2019		475,000	558,718

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020		270,000	297,804

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		65,000	73,613

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		485,000	582,000

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016		350,000	370,910

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		245,000	274,417

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		180,000	237,469

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		320,000	379,779

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016		682,000	712,690

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		275,000	312,813

Limited Brands, Inc. sr. notes 5 5/8s, 2022		125,000	134,219

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042		70,000	76,313

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 3 7/8s, 2022		105,000	112,949

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019		160,000	163,784

News America Holdings, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024		420,000	540,808

News America Holdings, Inc. debs. 7 3/4s, 2045		230,000	308,235

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022		90,000	92,332

Owens Corning company guaranty sr. unsec. notes 9s, 2019		261,000	328,208

QVC, Inc. 144A sr. notes 7 1/8s, 2017		220,000	232,146

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023		175,000	246,543

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032		460,000	646,000

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		40,000	45,911

Time Warner, Inc. debs. 9.15s, 2023		325,000	465,543

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022		410,000	441,325

			10,497,642
Consumer staples (2.4%)

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		48,000	68,750

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019		194,000	275,463

Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022		510,000	506,219

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039		396,000	661,583

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)		470,000	527,320

Campbell Soup Co. debs. 8 7/8s, 2021		345,000	506,240

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017		208,000	222,560

CVS Pass-Through Trust 144A company guaranty sr. notes 7.507s, 2032		758,153	972,536

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		750,000	921,035

Delhaize Group company guaranty sr. unsec notes 5.7s, 2040 (Belgium)		140,000	124,561

Delhaize Group company guaranty sr. unsec notes 4 1/8s, 2019 (Belgium)		245,000	236,672

Diageo Investment Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2042		450,000	489,502

General Mills, Inc. sr. unsec. notes 5.65s, 2019		85,000	103,475

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/2s, 2040		411,000	560,233

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub. notes 5s, 2042		550,000	613,567

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		200,000	242,035

McDonald's Corp. sr. unsec. Ser. MTN, 6.3s, 2038		220,000	312,158

McDonald's Corp. sr. unsec. bonds 6.3s, 2037		345,000	489,649

McDonald's Corp. sr. unsec. notes 5.7s, 2039		145,000	195,127

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042		200,000	232,747

Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.85s, 2016		235,000	269,663

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014 (United Kingdom)		555,000	623,034

			9,154,129
Energy (2.0%)

Access Midstream Partners, LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021		197,000	206,358

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031		565,000	756,507

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4.742s, 2021 (United Kingdom)		605,000	705,260

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)		185,000	214,757

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042 (Canada)		185,000	192,152

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020		310,000	340,137

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019		155,000	190,340

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031		185,000	248,371

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040		150,000	199,397

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041		360,000	418,619

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)		215,000	266,846

Petrobras International Finance Co. company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		825,000	929,586

Petrohawk Energy Corp. company guaranty sr. unsec. notes 7 1/4s, 2018		245,000	278,340

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040		130,000	189,322

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company guaranty sr. notes 5 1/2s, 2014 (Qatar)		500,000	540,835

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018		50,000	60,476

Spectra Energy Capital, LLC sr. notes 8s, 2019		325,000	425,955

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021		225,000	245,408

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)		430,000	533,603

Weatherford Bermuda company guaranty sr. unsec. notes 9 5/8s, 2019		210,000	273,341

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2037		95,000	103,986

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.35s, 2017		115,000	133,892

Weatherford International, Ltd. company guaranty 6 1/2s, 2036		185,000	198,690

			7,652,178
Financials (12.7%)

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)		200,000	214,536

ABN AMRO North American Holding Preferred Capital Repackage Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity		580,000	536,500

Aflac, Inc. sr. unsec. notes 6.9s, 2039		460,000	596,069

Aflac, Inc. sr. unsec. notes 6.45s, 2040		320,000	394,030

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012		350,000	350,713

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.528s, 2017		570,000	555,881

American Express Co. sr. unsec. notes 8 1/8s, 2019		800,000	1,082,269

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068		266,000	325,518

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018		615,000	713,793

Aon PLC jr. unsec. sub. notes 8.205s, 2027		1,065,000	1,332,674

Associates Corp. of North America sr. unsec. notes 6.95s, 2018		52,000	62,526

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034		485,000	559,048

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)		140,000	128,450

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		635,000	673,292

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017		160,000	184,089

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042		100,000	116,239

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016		420,000	485,734

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)		525,000	682,043

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)		700,000	753,248

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017		455,000	545,472

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		715,000	892,215

BNP Paribas SA 144A jr. unsec. sub. notes FRN 7.195s, 2049 (France)		100,000	94,550

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049 (France)		202,000	185,840

Camden Property Trust sr. unsec. notes 4 7/8s, 2023(R)		965,000	1,107,879

Capital One Capital III company guaranty jr. unsec. sub. notes 7.686s, 2036		475,000	482,125

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037		75,000	75,375

Capital One Capital V company guaranty jr. unsec. sub. notes 10 1/4s, 2039		293,000	301,790

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018		120,000	142,058

Citigroup, Inc. sr. unsec. sub. FRN 0.678s, 2016		812,000	749,876

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032		220,000	251,949

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036		120,000	130,302

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		255,000	296,563

CNA Financial Corp. unsec. notes 6 1/2s, 2016		350,000	403,207

Commonwealth Bank of Australia 144A sr. unsec. notes 5s, 2019 (Australia)		75,000	86,066

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s, 2014 (Australia)		40,000	42,184

Duke Realty LP sr. unsec. notes 6 1/2s, 2018(R)		185,000	214,819

Duke Realty LP sr. unsec. notes 6 1/4s, 2013(R)		22,000	22,684

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021		360,000	393,348

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012		350,000	352,622

GATX Financial Corp. notes 5.8s, 2016		235,000	251,691

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067		565,000	596,781

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018		90,000	106,137

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.638s, 2016		100,000	97,161

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		1,005,000	1,025,737

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		40,000	49,504

Goldman Sachs Group, Inc. (The) sr. unsec. 6.15s, 2018		230,000	268,451

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		454,000	487,739

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs. FRB 8 1/8s, 2038		400,000	460,000

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040		330,000	397,498

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, perpetual maturity (Jersey)		900,000	695,250

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)		635,000	644,525

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019(R)		235,000	250,538

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)		410,000	450,050

HSBC Finance Capital Trust IX FRN 5.911s, 2035		1,300,000	1,278,875

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		1,005,000	1,188,621

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 7 3/4s, 2016		350,000	364,875

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		260,000	280,150

International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015		108,000	111,780

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017		405,000	479,267

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub. notes FRN 1.435s, 2047		2,137,000	1,517,888

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. notes FRN 7s, 2037		220,000	209,000

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		540,000	558,892

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)		845,000	890,123

Loews Corp. notes 5 1/4s, 2016		210,000	236,667

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)		545,000	583,205

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039		755,000	1,113,959

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038		875,000	1,098,875

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018		125,000	149,764

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037		1,500,000	1,770,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036		85,000	89,172

Metropolitan Life Global Funding I 144A notes 3.65s, 2018		130,000	141,479

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016		445,000	489,253

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021(R)		355,000	386,950

Nationwide Financial Services, Inc. notes 5 5/8s, 2015		260,000	275,148

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013(R)		195,000	198,612

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031		205,000	247,381

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033		515,000	537,270

Primerica, Inc. sr. unsec. unsub notes 4 3/4s, 2022		42,000	44,960

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037		1,440,000	1,555,200

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015		135,000	140,255

Prudential Financial, Inc. sr. notes 7 3/8s, 2019		165,000	208,659

Prudential Financial, Inc. sr. notes 6.2s, 2015		165,000	182,644

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040		270,000	337,012

Rabobank Nederland 144A jr. unsec. sub. notes FRN 11s, 2049 (Replace maturity date by Perpetual maturity) (Netherland)		175,000	229,906

Rayonier, Inc. company guaranty sr. unsec. unsub. notes 3 3/4s, 2022(R)		125,000	129,378

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s, 2022 (United Kingdom)		515,000	575,770

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s, 2019 (United Kingdom)		150,000	172,380

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)		800,000	788,000

SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Part sr. unsec. notes 5s, 2018(R)		185,000	198,389

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049 (United Kingdom)		600,000	612,000

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds FRB 1.389s, 2037		1,525,000	1,124,221

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020(R)		240,000	284,715

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub. notes 5.6s, 2019		385,000	452,393

Teachers Insurance & Annuity Association of America 144A notes 6.85s, 2039		605,000	830,775

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015(R)		465,000	491,405

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		930,000	1,121,507

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018		935,000	1,142,983

Wells Fargo Bank NA unsec. sub. notes FRN 0.647s, 2016		400,000	388,908

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s, perpetual maturity		645,000	641,311

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		410,000	462,983

Willis Group North America, Inc. company guaranty 6.2s, 2017		245,000	279,200

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		218,000	225,630

			49,116,428
Health care (0.8%)

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		755,000	1,000,298

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042		195,000	218,464

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021		420,000	489,964

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		90,000	95,850

Fresenius Medical Care US Finance, Inc. 144A company guaranty sr. notes 5 3/4s, 2021		277,000	296,390

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020		97,000	109,603

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041		165,000	178,072

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042		175,000	179,654

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022		140,000	141,709

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017		35,000	35,378

WellPoint, Inc. notes 7s, 2019		405,000	505,769

			3,251,151
Technology (0.2%)

Brocade Communications Systems, Inc. company guaranty sr. notes 6 7/8s, 2020		155,000	167,400

Brocade Communications Systems, Inc. company guaranty sr. notes 6 5/8s, 2018		100,000	103,750

Dell, Inc. sr. unsec. notes 5 7/8s, 2019		65,000	76,925

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		405,000	415,364

Xerox Corp. sr. unsec. notes 4 1/2s, 2021		185,000	196,572

			960,011
Transportation (0.6%)

American Airlines 2011-2 Class A Pass-Through Trust pass-through certificates Ser. 11-2, Class A, 8 5/8s, 2023		101,900	109,670

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018		160,000	195,250

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018		164,971	178,581

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042		95,000	103,244

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018		106,506	117,157

Norfolk Southern Corp. sr. unsec. notes 6s, 2111		210,000	252,861

Northwest Airlines Corp. pass-through certificates Ser. 00-1, 7.15s, 2019		505,433	521,354

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018		85,000	86,168

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022		282,604	322,168

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014		295,000	316,154

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022		219,845	229,738

			2,432,345
Utilities and power (4.5%)

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013		150,000	153,059

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035		255,000	309,833

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042		110,000	119,811

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017		370,000	447,166

Beaver Valley Funding Corp. sr. bonds 9s, 2017		197,000	202,382

Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016		680,000	767,556

Bruce Mansfield Unit pass-through certificates 6.85s, 2034		878,748	935,867

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019		610,000	791,815

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033		195,000	251,410

Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042		205,000	225,398

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.662s, 2066		1,445,000	1,314,041

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017		75,000	91,225

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041		215,000	227,524

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)		630,000	628,879

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032		380,000	547,699

El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020		230,000	270,250

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)		415,000	550,829

Enel Finance International SA 144A company guaranty sr. unsec. notes 5 1/8s, 2019 (Luxembourg)		280,000	290,725

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042		285,000	329,776

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022		145,000	161,449

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042		330,000	339,714

Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036		170,000	180,082

ITC Holdings Corp. 144A notes 5 7/8s, 2016		450,000	517,288

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		140,000	166,073

Kansas Gas and Electric Co. bonds 5.647s, 2021		197,875	216,499

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036		490,000	626,895

MidAmerican Energy Holdings Co. sr. unsec. bonds 6 1/2s, 2037		185,000	247,732

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029		175,000	233,265

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038		155,000	211,386

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037		265,000	335,348

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037		205,000	280,900

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016		450,000	510,110

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)		945,000	1,054,005

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		610,000	652,700

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6.572s, 2017		105,000	127,434

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019		415,000	565,266

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067 (Canada)		915,000	978,433

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		395,000	467,417

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		40,000	43,362

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067		815,000	867,975

			17,238,578

Total corporate bonds and notes (cost $106,223,908)			$120,081,778

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (28.5%)(a)
		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.9%)

Government National Mortgage Association Pass-Through Certificates 3 1/2s, July 15, 2042		$3,147,317	$3,472,744

			3,472,744
U.S. Government Agency Mortgage Obligations (27.6%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates 3s, TBA, October 1, 2042		9,000,000	9,487,969

Federal National Mortgage Association Pass-Through Certificates
5s, March 1, 2038		178,335	194,225
4s, with due dates from June 1, 2042 to October 1, 2042		26,839,248	29,781,032
3s, TBA, November 1, 2042		22,000,000	23,163,593
3s, TBA, October 1, 2042		42,000,000	44,332,970

			106,959,789

Total U.S. government and agency mortgage obligations (cost $108,555,770)			$110,432,533

U.S. TREASURY OBLIGATIONS (—%)(a)
		Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020(SEGSF)		$128,000	$141,320

Total U.S. treasury Obligations (cost $121,021)			$141,320

PURCHASED OPTIONS OUTSTANDING (3.7%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	Aug-16/3.625	$11,111,000	$1,149,944

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	Aug-16/3.625	11,111,000	406,885

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	Aug-16/4.28	22,209,000	3,284,711

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	Aug-16/4.28	22,209,000	537,413

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021. (E)	Aug-16/4.17	4,762,000	458,223

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021. (E)	Aug-16/4.17	4,762,000	458,223

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021. (E)	Aug-16/4.17	4,762,000	53,158

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021. (E)	Aug-16/4.17	4,762,000	53,158

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	Jul-16/4.67	11,052,000	1,951,783

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	Jul-16/4.67	11,052,000	212,331

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	Jul-16/4.74	8,685,506	1,577,479

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	Jul-16/4.74	8,685,506	158,372

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/5.11	9,452,000	61,466

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.72	4,173,000	509,703

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.72	4,173,000	31,944

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.765	4,173,000	518,107

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.765	4,173,000	31,264

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.705	3,557,000	433,307

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.705	3,557,000	433,307

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.705	3,557,000	27,097

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021. (E)	May-16/4.705	3,557,000	27,097

Option on an interest rate swap with JPMorgan Chase Bank NA for the right to pay a fixed rate of 2.00% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.00	21,496,000	120,593

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.50% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.50	20,010,000	65,833

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	1,760,000	33,000

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	1,760,000	31,592

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.75	5,433,000	74,323

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.75	5,433,000	65,413

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	770,000	41,465

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	770,000	1,186

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	2,196,000	126,468

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27	2,196,000	107,692

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	4,619,000	174,229

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	1,296,000	86,456

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	1,296,000	16,459

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	1,760,000	29,322

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	1,760,000	26,840

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	770,000	40,949

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	770,000	347

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	2,196,000	125,216

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	2,196,000	105,891

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	4,619,000	167,162

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	1,760,000	24,147

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	2,196,000	124,074

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	2,196,000	104,969

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	770,000	40,787

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	770,000	8

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	4,575,000	206,973

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	4,619,000	162,035

Total purchased options outstanding (cost $14,591,334)			$14,478,401

(E) Extended settlement date on premium.

ASSET-BACKED SECURITIES (3.4%)(a)
		Principal amount	Value

Countrywide Asset Backed Certificates
FRB Ser. 05-AB1, Class A3, 0.517s, 2035		$3,461,668	$3,015,113
FRB Ser. 07-11, Class 2A2, 0.337s, 2047		2,094,091	2,031,268

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023 (In default)(NON)		77,731	8

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032		141,726	82,201

GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, 0.647s, 2035		3,533,000	2,844,065
FRB Ser. 05-9, Class 2A3, 0.587s, 2035		1,400,000	1,190,000
FRB Ser. 05-6, Class A3, 0.587s, 2035		4,711,000	3,926,619

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		815,442	81,544

Total asset-backed securities (cost $12,053,201)			$13,170,818

MUNICIPAL BONDS AND NOTES (0.5%)(a)
		Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$350,000	$461,671

IL State G.O. Bonds
4.421s, 1/1/15		165,000	174,954
4.071s, 1/1/14		490,000	507,317

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49		285,000	386,922

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		255,000	301,716

Total municipal bonds and notes (cost $1,547,403)			$1,832,580

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.1%)(a)
		Principal amount	Value

Korea Development Bank sr. unsec. unsub. notes 4s, 2016		$400,000	$434,037

Total foreign government and agency bonds and notes (cost $398,559)			$434,037

SENIOR LOANS (—%)(a)(c)
		Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.467s, 2018		$62,450	$56,651

National Bedding Company, LLC bank term loan FRN Ser. B, 4s, 2013		43,923	43,840

SunGard Data Systems, Inc. bank term loan FRN 1.978s, 2014		2,016	2,015

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 3.918s, 2016		41,772	41,825

Total senior loans (cost $144,971)			$144,331

COMMON STOCKS (—%)(a)
		Shares	Value

HealthSouth Corp.(NON)		320	$7,699

Total common stocks (cost $6,547)			$7,699

SHORT-TERM INVESTMENTS (27.6%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)		55,186,279	$55,186,279

SSgA Prime Money Market Fund 0.14%(P)		2,840,000	2,840,000

Straight-A Funding, LLC discounted commercial paper with an effective yield of 0.178%, November 6, 2012		$9,600,000	9,598,272

U.S. Treasury bills with effective yields ranging from 0.104% to 0.107%, December 13, 2012(SEG)(SEGSF)		9,767,000	9,765,369

U.S. Treasury bills with effective yields ranging from 0.084% to 0.105%, November 15, 2012(SEGSF)		20,172,000	20,169,504

U.S. Treasury bills with an effective yield of 0.075%, December 13, 2012(SEGSF)		9,210,000	9,209,617

Total short-term investments (cost $106,768,578)			$106,769,041

TOTAL INVESTMENTS

Total investments (cost $459,283,037)(b)			$492,655,646

FUTURES CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	39	$5,825,625	Dec-12	$(26,277)
U.S. Treasury Bond Ultra 30 yr (Long)	46	7,600,063	Dec-12	(87,017)
U.S. Treasury Note 2 yr (Long)	2	441,063	Dec-12	215
U.S. Treasury Note 5 yr (Long)	261	32,529,164	Dec-12	125,926
U.S. Treasury Note 10 yr (Long)	496	66,208,250	Dec-12	309,109
U.S. Treasury Note 10 yr (Short)	19	2,536,203	Dec-12	(12,192)

Total				$309,764

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $13,146,243) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	$14,935,000	Oct-12/1.75	$112,759
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026. (E)	3,766,571	Sep-16/3.49	152,772
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026. (E)	3,766,571	Sep-16/3.49	356,532
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	10,186,838	Aug-16/3.625	373,042
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	10,186,838	Aug-16/3.625	1,089,319
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	2,055,246	Aug-16/4.35	313,439
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	19,380,070	Aug-16/4.28	468,959
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	19,380,070	Aug-16/4.28	2,847,573
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	3,281,372	Aug-16/4.68	62,763
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026. (E)	3,281,372	Aug-16/4.68	604,970
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	2,942,494	Jul-16/4.67	56,531
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	2,942,494	Jul-16/4.67	540,371
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	1,176,998	Jul-16/4.80	20,886
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	1,176,998	Jul-16/4.80	228,452
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	4,136,091	Jul-16/4.79	73,627
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	4,136,091	Jul-16/4.79	765,934
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	2,943,143	Jul-16/4.74	53,665
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026. (E)	2,943,143	Jul-16/4.74	534,540
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.86% versus the three month USD-LIBOR-BBA maturing June 2026. (E)	3,966,685	Jun-16/5.86	38,556
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing June 2026. (E)	3,966,685	Jun-16/4.86	760,195
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.12% versus the three month USD-LIBOR-BBA maturing June 2021. (E)	9,816,169	Jun-16/5.12	64,178
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.89% versus the three month USD-LIBOR-BBA maturing June 2021. (E)	9,659,361	Jun-16/4.89	69,972
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to receive a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021. (E)	9,598,032	Jun-16/4.575	80,441
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.39% versus the three month USD-LIBOR-BBA maturing June 2021. (E)	9,659,361	Jun-16/4.39	1,071,948
Option on an interest rate swap with JPMorgan Chase Bank NA for the obligation to pay a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021. (E)	9,598,032	Jun-16/4.575	1,108,304
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 1.75% versus the three month USD-LIBOR-BBA maturing October 2022.	14,935,000	Oct-12/1.75	68,850
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.12% versus the three month USD-LIBOR-BBA maturing June 2021. (E)	9,816,169	Jun-16/4.12	947,820

Total			$12,866,398

(E) Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $22,829,688) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association 3s, October 1, 2042	$22,000,000	10/11/12	$23,222,032

Total			$23,222,032

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

			Upfront		Payments	Payments	Unrealized
	Swap counterparty /		premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
	$4,619,000		$(94,343)	8/13/22	3 month USD-LIBOR-BBA	2.042%	$68,833
	4,619,000		(102,080)	9/12/22	3 month USD-LIBOR-BBA	2.064%	60,952
	827,000		21,951	6/20/22	2.183%	3 month USD-LIBOR-BBA	(22,607)
	Barclay’s Bank, PLC
	10,431,000	(E)	8,212	12/19/14	0.45%	3 month USD-LIBOR-BBA	(5,974)
	135,000	(E)	(10,760)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(4,005)
	904,000	(E)	54,089	12/19/42	3 month USD-LIBOR-BBA	2.40%	8,862
	7,902,000	(E)	75,469	12/19/22	3 month USD-LIBOR-BBA	1.75%	62,589
	45,192,000	(E)	(507,373)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(433,709)
	16,008,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.805%	56,348
	9,671,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.83%	56,769
	5,336,000	(E)	—	12/19/22	3 month USD-LIBOR-BBA	1.80%	16,328
	4,091,000	(E)	(847)	12/19/17	3 month USD-LIBOR-BBA	0.90%	12,039
	Citibank, N.A.
	581,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	17,941
	7,108,000	(E)	1,689	12/19/14	0.45%	3 month USD-LIBOR-BBA	(7,978)
	974,000	(E)	1,122	12/19/17	3 month USD-LIBOR-BBA	0.90%	4,190
	10,174,000	(E)	(79,360)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(62,777)
	269,000	(E)	11,408	12/19/42	3 month USD-LIBOR-BBA	2.40%	(2,050)
	Credit Suisse International
	10,219,000	(E)	(11,720)	12/19/14	3 month USD-LIBOR-BBA	0.45%	2,177
	5,029,000	(E)	5,621	12/19/17	3 month USD-LIBOR-BBA	0.90%	21,462
	1,938,000	(E)	150,907	12/19/42	3 month USD-LIBOR-BBA	2.40%	53,949
	35,193,000	(E)	30,724	12/19/14	0.45%	3 month USD-LIBOR-BBA	(17,139)
	39,490,000	(E)	19,559	12/19/17	0.90%	3 month USD-LIBOR-BBA	(104,835)
	4,966,000	(E)	(329,630)	12/19/42	2.40%	3 month USD-LIBOR-BBA	(81,180)
	10,739,000	(E)	186,426	12/19/22	3 month USD-LIBOR-BBA	1.75%	168,921
	27,156,000	(E)	(295,911)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(251,647)
	Deutsche Bank AG
	294,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	8,876
	2,112,000	(E)	655	12/19/17	0.90%	3 month USD-LIBOR-BBA	(5,998)
	35,311,000	(E)	(332,211)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(274,654)
	Goldman Sachs International
	7,842,000	(E)	(5,402)	12/19/14	3 month USD-LIBOR-BBA	0.45%	5,263
	8,607,000	(E)	(16,455)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(43,567)
	29,691,000	(E)	(467,283)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(418,885)
	3,944,000	(E)	280,305	12/19/42	3 month USD-LIBOR-BBA	2.40%	82,987
	JPMorgan Chase Bank NA
	2,021,000	(E)	(3,686)	12/19/17	0.90%	3 month USD-LIBOR-BBA	(10,052)
	31,301,000	(E)	(351,585)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(300,565)
	13,861,000	(E)	190,954	12/19/22	3 month USD-LIBOR-BBA	1.75%	168,361
	728,000		73,510	12/19/42	3 month USD-LIBOR-BBA	2.40%	37,088
	31,815,000		—	12/19/22	3 month USD-LIBOR-BBA	1.854%	258,338
	The Royal Bank of Scotland PLC
	2,226,000	(E)	(27,973)	12/19/22	1.75%	3 month USD-LIBOR-BBA	(24,345)

	Total						$(899,694)
(E)	Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$620,198	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(16,921)
Barclay’s Bank, PLC
635,395	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17,335)
2,070,945	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,880)
1,729,236	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(2,872)
4,686,942	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,043)
3,124,092	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,246
2,550,793	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,179
1,129,672	40,068	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	7,630
2,099,410	77,416	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	16,901
2,061,399	(65,385)	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(16,919)
12,247,832	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(28,859)
5,271,916	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	18,971
361,233	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(74)
1,426,383	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(38,916)
648,422	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17,691)
695,228	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,502
10,486,428	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(24,708)
8,396,272	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	30,214
3,005,344	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(613)
351,166	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,714)
200,698	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(947)
1,101,009	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,594)
351,788	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	552
4,866,598	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,512
4,426,056	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,429)
2,680,529	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(73,133)
758,422	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(20,692)
475,119	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,710
3,140,984	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(5,216)
11,519,933	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	41,454
1,703,309	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,129
325,525	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,172
1,055,059	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,798
764,826	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,753
Citibank, N.A.
2,679,410	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,642
4,690,010	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	16,877
Credit Suisse International
237,369	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,476)
3,066,899	—	1/12/39	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	36,517
619,474	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(16,901)
Goldman Sachs International
1,503,817	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(41,028)
727,714	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,432)
2,550,146	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(12,027)
1,967,346	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(9,278)
1,097,830	40,311	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	8,787
2,471,083	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(11,654)
239,540	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,535)
267,763	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,305)
3,650,316	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,601)
1,371,333	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,231)
2,100,857	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(57,317)
152,464	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(719)
568,816	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(15,519)
1,968,184	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,637)
2,200,726	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(60,041)
5,000,677	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,783)
2,361,821	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,565)
337,852	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,593)
1,199,146	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(32,716)
806,568	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,804)
185,389	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(437)
494,510	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,165)
782,870	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,692)
1,565,739	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(7,384)
1,060,534	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(5,002)
578,224	11,564	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,721)
419,432	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,978)
1,054,409	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(28,767)
2,794,885	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(13,181)

Total					$(444,499)

Key to holding's abbreviations
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $387,388,655.
(b)	The aggregate identified cost on a tax basis is $469,259,632, resulting in gross unrealized appreciation and depreciation of $28,070,341 and $4,674,327, respectively, or net unrealized appreciation of $23,396,014.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$89,743,229	$191,211,769	$225,768,719	$19,284	$55,186,279
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $163,248,476 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts may include extended effective dates on premiums.
The fund had an average contract amount of approximately $608,800,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately $340,000,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $1,071,200,000 on interest rate swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,307,891 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $40,365 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $8,420,268.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Health care	$7,699	$—	$—
Total common stocks	7,699	—	—
Asset-backed securities	—	13,170,818	—
Corporate bonds and notes	—	120,081,778	—
Foreign government and agency bonds and notes	—	434,037	—
Mortgage-backed securities	—	125,163,108	—
Municipal bonds and notes	—	1,832,580	—
Purchased options outstanding	—	14,478,401	—
Senior loans	—	144,331	—
U.S. Government and Agency Mortgage Obligations	—	110,432,533	—
U.S. Treasury Obligations	—	141,320	—
Short-term investments	58,026,279	48,742,762	—

Totals by level	$58,033,978	$434,621,668	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$309,764	$—	$—
Written options	—	(12,866,398)	—
TBA sale commitments	—	(23,222,032)	—
Interest rate swap contracts	—	624,324	—
Total return swap contracts	—	(548,473)	—

Totals by level	$309,764	$(36,012,579)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Interest rate contracts	$16,519,829	$14,522,211

Total	$16,519,829	$14,522,211

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT International Equity Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (99.3%)(a)
	Shares	Value

Australia (2.9%)

Macquarie Group, Ltd.	158,150	$4,643,302

Origin Energy, Ltd.	219,269	2,573,445

Telstra Corp., Ltd.	1,172,366	4,756,054

		11,972,801
Brazil (0.7%)

Localiza Rent a Car SA	163,600	2,872,936

		2,872,936
Canada (1.8%)

Agrium, Inc.	40,720	4,224,840

Suncor Energy, Inc.	98,000	3,223,802

		7,448,642
China (1.5%)

Brilliance China Automotive Holdings, Inc.(NON)	2,884,000	3,163,972

Spreadtrum Communications, Inc. ADR(S)	155,200	3,190,912

		6,354,884
France (12.8%)

Christian Dior SA	46,593	6,270,176

Danone	81,475	5,024,125

Pernod-Ricard SA	51,736	5,813,878

Sanofi	157,062	13,417,685

Societe Generale SA(NON)	158,319	4,515,638

Technip SA	35,639	3,976,583

Valeo SA	143,088	6,642,900

Vivendi	379,009	7,410,522

		53,071,507
Germany (14.6%)

Allianz SE	47,470	5,652,302

BASF SE	64,850	5,479,662

Bayer AG	70,869	6,097,705

Continental AG	31,782	3,117,935

Deutsche Bank AG	59,289	2,346,387

Deutsche Lufthansa AG	249,692	3,391,588

Deutsche Post AG	460,829	9,009,460

Kabel Deutschland Holding AG(NON)	80,038	5,718,386

Lanxess AG	57,930	4,809,178

Merck KGaA	30,628	3,780,192

MTU Aero Engines Holding AG	66,764	5,337,026

Siemens AG	57,447	5,736,764

		60,476,585
Hong Kong (1.5%)

Hongkong Land Holdings, Ltd.	587,000	3,520,038

Sands China, Ltd.	774,000	2,873,924

		6,393,962
India (0.9%)

Housing Development Finance Corp., Ltd. (HDFC)(NON)	262,906	3,854,398

		3,854,398
Indonesia (1.0%)

Bank Mandiri (Persero) Tbk PT	2,458,500	2,097,445

Indocement Tunggal Prakarsa	969,500	2,058,923

		4,156,368
Ireland (1.2%)

Kerry Group PLC Class A	99,614	5,094,974

		5,094,974
Italy (3.6%)

ENI SpA(S)	233,811	5,130,060

Fiat SpA(NON)	752,475	4,031,793

Luxottica Group SpA	67,830	2,393,853

UniCredit SpA(NON)	748,225	3,127,650

		14,683,356
Japan (16.9%)

Aisin Seiki Co., Ltd.	127,100	3,612,180

Astellas Pharma, Inc.	85,200	4,327,373

Canon, Inc.	105,000	3,360,293

Chiyoda Corp.	230,000	3,575,122

Inpex Corp.	799	4,733,024

Japan Airlines Co., Ltd.(NON)	61,100	2,857,701

Japan Tobacco, Inc.	217,300	6,512,607

Lawson, Inc.	65,500	5,033,089

Mitsubishi UFJ Financial Group (MUFG), Inc.	1,721,300	8,019,998

Nippon Telegraph & Telephone (NTT) Corp.	102,700	4,873,284

Nissan Motor Co., Ltd.	751,000	6,393,977

ORIX Corp.	88,380	8,862,149

Tokyo Gas Co., Ltd.	1,437,000	7,916,398

		70,077,195
Netherlands (1.6%)

ING Groep NV GDR(NON)	818,901	6,509,813

		6,509,813
Russia (1.2%)

Sberbank of Russia ADR(S)	432,013	5,085,461

		5,085,461
Singapore (0.6%)

Ezion Holdings, Ltd.	2,146,000	2,338,332

		2,338,332
South Korea (1.9%)

Samsung Electronics Co., Ltd.	4,146	4,991,502

SK Hynix, Inc.(NON)	131,770	2,676,077

		7,667,579
Spain (1.8%)

Amadeus IT Holding SA Class A	139,789	3,263,676

Grifols SA(NON)(S)	83,298	2,754,073

Grifols SA ADR(NON)(S)	63,673	1,453,655

		7,471,404
Taiwan (0.6%)

Hon Hai Precision Industry Co., Ltd.	811,280	2,512,576

		2,512,576
United Kingdom (25.0%)

Aggreko PLC	87,694	3,284,032

Associated British Foods PLC	240,554	5,013,028

Barclays PLC	1,562,923	5,440,407

BG Group PLC	341,356	6,912,151

BHP Billiton PLC	161,977	5,058,369

Centrica PLC	1,211,080	6,419,157

Compass Group PLC	547,469	6,054,971

Kingfisher PLC	1,116,102	4,769,192

Lloyds Banking Group PLC(NON)	5,895,673	3,714,709

Prudential PLC	605,268	7,853,860

Rio Tinto PLC	217,464	10,165,645

Royal Dutch Shell PLC Class A	312,238	10,813,781

SSE PLC	241,357	5,429,228

Telecity Group PLC	216,217	3,129,717

Vodafone Group PLC	3,177,900	9,044,498

WM Morrison Supermarkets PLC	897,277	4,137,938

WPP PLC	441,084	6,005,691

		103,246,374
United States (7.2%)

ACE, Ltd.	51,400	3,885,840

Apple, Inc.	7,498	5,003,115

Covidien PLC(S)	110,000	6,536,200

KKR & Co. LP	229,200	3,463,212

Monsanto Co.	35,161	3,200,354

Tyco International, Ltd.(WI)	94,798	5,333,335

Visa, Inc. Class A(S)	16,000	2,148,478

		29,570,534

Total common stocks (cost $368,135,241)		$410,859,681

SHORT-TERM INVESTMENTS (4.2%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	14,798,025	$14,798,025

Putnam Money Market Liquidity Fund 0.14%(AFF)	1,742,166	1,742,166

SSgA Prime Money Market Fund 0.14%(P)	425,327	425,327

U.S. Treasury Bills with an effective yield of 0.115%, May 30, 2013(SEGSF)	$20,000	19,980

U.S. Treasury Bills with effective yields ranging from 0.111% to 0.117%, May 2, 2013(SEGSF)	172,000	171,847

U.S. Treasury Bills with effective yields ranging from 0.078% to 0.086%, March 7, 2013(SEGSF)	178,000	177,899

U.S. Treasury Bills with an effective yield of 0.060%, February 7, 2013(SEGSF)	18,000	17,993

U.S. Treasury Bills with an effective yield of 0.013%, November 15, 2012(SEGSF)	120,000	119,986

Total short-term investments (cost $17,473,138)		$17,473,223

TOTAL INVESTMENTS

Total investments (cost $385,608,379)(b)		$428,332,904

WHEN-ISSUED SECURITIES SOLD AT 9/30/2012

COMMON STOCKS (0.2%)(a)	Shares	Value

Switzerland (0.2%)

Pentair, Ltd.	22,746	$1,011,506

Total when-issued securities sold (proceeds $1,011,506)		$1,011,506

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $276,606,963) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	10/17/12	$72,936	$71,871	$1,065
	British Pound	Buy	10/17/12	189,085	185,820	3,265
	Canadian Dollar	Sell	10/17/12	22,371	22,274	(97)
	Euro	Sell	10/17/12	15,321,456	15,007,413	(314,043)
	Swedish Krona	Buy	10/17/12	7,049,690	6,884,053	165,637
	Swiss Franc	Buy	10/17/12	311,834	306,595	5,239
Barclays Bank PLC
	British Pound	Sell	10/17/12	3,867,432	3,802,727	(64,705)
	Canadian Dollar	Buy	10/17/12	159,747	159,087	660
	Euro	Sell	10/17/12	3,332,238	3,264,769	(67,469)
	Hong Kong Dollar	Sell	10/17/12	11,665,793	11,667,036	1,243
	Japanese Yen	Sell	10/17/12	537,416	537,930	514
	Norwegian Krone	Buy	10/17/12	1,719,173	1,695,582	23,591
	Singapore Dollar	Buy	10/17/12	2,665,283	2,622,889	42,394
	Swiss Franc	Buy	10/17/12	2,390,444	2,351,843	38,601
Citibank, N.A.
	British Pound	Sell	10/17/12	2,042,468	2,007,902	(34,566)
	Canadian Dollar	Sell	10/17/12	1,361,357	1,356,228	(5,129)
	Danish Krone	Buy	10/17/12	4,294,118	4,215,076	79,042
	Euro	Sell	10/17/12	3,839,521	3,760,300	(79,221)
	Singapore Dollar	Buy	10/17/12	2,499,462	2,472,484	26,978
	Swiss Franc	Buy	10/17/12	209,839	206,532	3,307
Credit Suisse AG
	British Pound	Buy	10/17/12	278,056	168,994	109,062
	Canadian Dollar	Buy	10/17/12	6,353,373	6,331,550	21,823
	Euro	Buy	10/17/12	10,469,295	10,238,700	230,595
	Japanese Yen	Buy	10/17/12	3,586,053	3,582,375	3,678
	Norwegian Krone	Sell	10/17/12	2,345,213	2,313,872	(31,341)
	Swedish Krona	Sell	10/17/12	1,817,709	1,775,827	(41,882)
	Swiss Franc	Buy	10/17/12	1,877,067	1,847,463	29,604
Deutsche Bank AG
	Australian Dollar	Sell	10/17/12	6,819,581	6,705,790	(113,791)
	Euro	Sell	10/17/12	7,830,958	7,795,030	(35,928)
	Swedish Krona	Buy	10/17/12	2,616,515	2,554,925	61,590
	Swiss Franc	Buy	10/17/12	5,591,317	5,500,947	90,370
Goldman Sachs International
	Australian Dollar	Sell	10/17/12	3,793,376	3,734,657	(58,719)
	Euro	Sell	10/17/12	1,233,957	1,207,983	(25,974)
	Japanese Yen	Buy	10/17/12	1,085,040	1,079,636	5,404
	Norwegian Krone	Buy	10/17/12	1,485,190	1,486,295	(1,105)
	Norwegian Krone	Sell	10/17/12	1,485,190	1,465,015	(20,175)
	Swedish Krona	Buy	10/17/12	918,061	896,850	21,211
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	2,887,379	2,842,991	44,388
	British Pound	Buy	10/17/12	5,388,989	5,299,558	89,431
	Euro	Sell	10/17/12	4,394,230	4,343,936	(50,294)
	Hong Kong Dollar	Buy	10/17/12	4,624,447	4,623,070	1,377
	Norwegian Krone	Buy	10/17/12	3,129,172	3,089,854	39,318
	Swiss Franc	Buy	10/17/12	1,703,495	1,675,576	27,919
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	10/17/12	1,294,089	1,274,313	19,776
	British Pound	Buy	10/17/12	2,347,167	2,307,881	39,286
	Canadian Dollar	Sell	10/17/12	2,238,084	2,229,877	(8,207)
	Euro	Sell	10/17/12	1,992,505	1,950,913	(41,592)
	Hong Kong Dollar	Buy	10/17/12	7,191,964	7,189,488	2,476
	Japanese Yen	Buy	10/17/12	3,385,636	3,390,995	(5,359)
	Norwegian Krone	Buy	10/17/12	8,445,202	8,311,799	133,403
	Singapore Dollar	Buy	10/17/12	484,427	476,534	7,893
	Swedish Krona	Sell	10/17/12	1,203,665	1,176,311	(27,354)
	Swiss Franc	Buy	10/17/12	1,417,186	1,394,864	22,322
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	10/17/12	1,854,781	1,825,390	(29,391)
	British Pound	Sell	10/17/12	557,404	547,798	(9,606)
	Euro	Sell	10/17/12	3,388,017	3,316,042	(71,975)
	Japanese Yen	Sell	10/17/12	280,225	278,890	(1,335)
	Swiss Franc	Buy	10/17/12	4,241,880	4,171,530	70,350
State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/17/12	187,304	186,579	(725)
	Euro	Sell	10/17/12	11,095,849	10,867,646	(228,203)
	Israeli Shekel	Buy	10/17/12	2,488,662	2,426,135	62,527
	Norwegian Krone	Buy	10/17/12	902,677	890,522	12,155
UBS AG
	Australian Dollar	Buy	10/17/12	5,773,826	5,684,896	88,930
	British Pound	Sell	10/17/12	7,915,067	7,783,054	(132,013)
	Canadian Dollar	Buy	10/17/12	3,329,773	3,317,159	12,614
	Euro	Buy	10/17/12	9,866,261	9,664,993	201,268
	Norwegian Krone	Sell	10/17/12	7,670,716	7,567,801	(102,915)
	Swedish Krona	Buy	10/17/12	1,818,287	1,776,471	41,816
	Swiss Franc	Buy	10/17/12	8,287,108	8,152,314	134,794
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/12	10,563,228	10,394,465	168,763
	British Pound	Sell	10/17/12	1,040,045	1,022,541	(17,504)
	Canadian Dollar	Sell	10/17/12	2,932,084	2,921,627	(10,457)
	Euro	Sell	10/17/12	12,794,034	12,532,244	(261,790)
	Japanese Yen	Sell	10/17/12	8,449,980	8,416,586	(33,394)

Total						$259,420

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $413,617,100.
(b)	The aggregate identified cost on a tax basis is $386,767,770, resulting in gross unrealized appreciation and depreciation of $59,510,805 and $17,945,671, respectively, or net unrealized appreciation of $41,565,134.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with a company which is under common ownership, or with companies in which the fund owned at least 5% of the voting securities, were as follows:
Affiliate	Market value at beginning of reporting period	Purchase cost	Sale proceeds	Investment income	Market value at end of reporting period
Putnam Money Market Liquidity Fund*	$--	$55,629,245	$53,887,079	$1,695	$1,742,166

Market values are shown for those securities affiliated at period end.
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(WI)	Tyco International, Ltd. announced a spin-off of operations to Pentair, Ltd. that was to close after the close of the reporting period. Prior to the close of the reporting period, the fund entered into a when-issued sale for a portion of its Pentair, Ltd. spin-off shares.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $14,388,787.
	The fund received cash collateral of $14,798,025, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $1,669,156 to cover certain derivatives contracts and securities sold short.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Financials	20.0%
	Consumer discretionary	14.8
	Industrials	10.0
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $430,600,000 on forward currency contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $625,671 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $603,637 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $301,858.
	Short sale of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$—	$11,972,801	$—
Brazil	2,872,936	—	—
Canada	7,448,642	—	—
China	3,190,912	3,163,972	—
France	—	53,071,507	—
Germany	—	60,476,585	—
Hong Kong	—	6,393,962	—
India	—	3,854,398	—
Indonesia	—	4,156,368	—
Ireland	—	5,094,974	—
Italy	—	14,683,356	—
Japan	2,857,701	67,219,494	—
Netherlands	—	6,509,813	—
Russia	—	5,085,461	—
Singapore	—	2,338,332	—
South Korea	—	7,667,579	—
Spain	1,453,655	6,017,749	—
Taiwan	—	2,512,576	—
United Kingdom	—	103,246,374	—
United States	29,570,534	—	—
Total common stocks	47,394,380	363,465,301	—
Short-term investments	2,167,493	15,305,730	—

Totals by level	$49,561,873	$378,771,031	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$259,420	$—
When issued	1,011,506	—	—

Totals by level	$1,011,506	$259,420	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$2,185,679	$1,926,259

Total	$2,185,679	$1,926,259

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT International Growth Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (95.9%)(a)
			Shares	Value

Aerospace and defense (1.9%)

Embraer SA ADR (Brazil)			4,100	$109,142

European Aeronautic Defense and Space Co. NV (France)			10,333	328,501

Rolls-Royce Holdings PLC (United Kingdom)			42,731	583,165

				1,020,808
Auto components (0.9%)

Continental AG (Germany)			3,190	312,951

Valeo SA (France)			3,749	174,048

				486,999
Automobiles (2.1%)

Bayerische Motoren Werke (BMW) AG (Germany)			7,803	572,045

Brilliance China Automotive Holdings, Inc. (China)(NON)			204,000	223,804

Nissan Motor Co., Ltd. (Japan)			42,700	363,546

				1,159,395
Beverages (3.7%)

Anheuser-Busch InBev NV (Belgium)			8,286	708,798

Fomento Economico Mexicano SAB de CV ADR (Mexico)			4,000	367,920

Pernod-Ricard SA (France)			8,411	945,193

				2,021,911
Biotechnology (1.1%)

Grifols SA ADR (Spain)(NON)(S)			26,669	608,853

				608,853
Capital markets (1.2%)

Ashmore Group PLC (United Kingdom)			74,729	412,129

Deutsche Bank AG (Germany)			5,892	233,178

				645,307
Chemicals (2.7%)

BASF SE (Germany)			7,186	607,199

Lanxess AG (Germany)			3,751	311,397

Syngenta AG (Switzerland)			933	348,663

Tronox, Ltd. Class A(S)			9,200	208,380

				1,475,639
Commercial banks (6.3%)

Australia & New Zealand Banking Group, Ltd. (Australia)			12,025	307,588

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)			27,671	218,783

Barclays PLC (United Kingdom)			164,144	571,372

China Construction Bank Corp. (China)			537,000	371,080

HSBC Holdings, PLC (United Kingdom)			21,876	202,990

Kasikornbank PCL NVDR (Thailand)			21,400	126,417

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)			114,800	534,884

Sberbank of Russia ADR (Russia)(S)			52,929	623,056

Societe Generale SA (France)(NON)			8,398	239,531

Standard Chartered PLC (United Kingdom)			11,365	257,437

				3,453,138
Commercial services and supplies (1.6%)

Aggreko PLC (United Kingdom)			5,193	194,471

Regus PLC (United Kingdom)			179,907	296,253

Tyco International, Ltd.			7,025	395,227

				885,951
Communications equipment (1.0%)

Telefonaktiebolaget LM Ericsson Class B (Sweden)			59,484	542,549

				542,549
Computers and peripherals (1.5%)

Apple, Inc.			500	333,630

EMC Corp.(NON)			11,800	321,786

Gemalto NV (Netherlands)			1,897	167,101

				822,517
Construction and engineering (1.5%)

China Communications Construction Co., Ltd. (China)			539,000	433,850

Chiyoda Corp. (Japan)			13,000	202,072

Daelim Industrial Co., Ltd. (South Korea)			2,302	195,159

				831,081
Construction materials (0.3%)

Indocement Tunggal Prakarsa (Indonesia)			77,500	164,586

				164,586
Diversified financial services (2.8%)

BM&F Bovespa SA (Brazil)			43,700	264,065

Citigroup, Inc.			8,500	278,120

ING Groep NV GDR (Netherlands)(NON)			72,886	579,404

ORIX Corp. (Japan)			4,100	411,120

				1,532,709
Diversified telecommunication services (0.6%)

Nippon Telegraph & Telephone (NTT) Corp. (Japan)			6,600	313,181

				313,181
Electrical equipment (1.8%)

Dongfang Electric Corp., Ltd. (China)			135,200	183,340

Mitsubishi Electric Corp. (Japan)			46,000	338,753

Schneider Electric SA (France)			8,033	477,124

				999,217
Electronic equipment, instruments, and components (1.6%)

Hollysys Automation Technologies, Ltd. (China)(NON)(S)			20,600	201,056

Hon Hai Precision Industry Co., Ltd. (Taiwan)			92,470	286,384

Murata Manufacturing Co., Ltd. (Japan)			7,700	409,617

				897,057
Energy equipment and services (2.1%)

Ezion Holdings, Ltd. (Singapore)			173,000	188,505

Halliburton Co.			13,100	441,339

Technip SA (France)			4,511	503,335

				1,133,179
Food and staples retail (0.9%)

Wal-Mart de Mexico SAB de CV ADR (Mexico)			9,500	266,475

WM Morrison Supermarkets PLC (United Kingdom)			52,161	240,549

				507,024
Food products (5.0%)

Danone (France)			10,316	636,132

First Resources, Ltd. (Singapore)			104,000	178,937

Kerry Group PLC Class A (Ireland)			12,547	641,743

Nestle SA (Switzerland)			20,169	1,272,283

				2,729,095
Gas utilities (1.0%)

Tokyo Gas Co., Ltd. (Japan)			101,000	556,407

				556,407
Health-care equipment and supplies (1.3%)

Covidien PLC(S)			12,148	721,834

				721,834
Health-care providers and services (0.4%)

Sinopharm Group Co. (China)			67,600	216,506

				216,506
Hotels, restaurants, and leisure (1.9%)

Compass Group PLC (United Kingdom)			79,620	880,592

Minor International PCL (Thailand)			387,100	193,676

				1,074,268
Household durables (1.1%)

Haier Electronics Group Co., Ltd. (China)(NON)			209,000	242,198

Persimmon PLC (United Kingdom)			30,039	369,010

				611,208
Industrial conglomerates (1.5%)

Siemens AG (Germany)			8,021	800,992

				800,992
Insurance (2.9%)

AIA Group, Ltd. (Hong Kong)			193,800	719,453

Prudential PLC (United Kingdom)			68,579	889,870

				1,609,323
Internet and catalog retail (0.9%)

Rakuten, Inc. (Japan)			50,400	512,824

				512,824
Internet software and services (1.7%)

Baidu, Inc. ADR (China)(NON)(S)			2,200	257,004

Telecity Group PLC (United Kingdom)			25,294	366,128

Tencent Holdings, Ltd. (China)			9,600	325,268

				948,400
IT Services (1.1%)

Amadeus IT Holding SA Class A (Spain)			7,748	180,894

Visa, Inc. Class A(S)			3,100	416,268

				597,162
Machinery (1.2%)

Amada Co., Ltd. (Japan)			31,000	135,723

Fiat Industrial SpA (Italy)			25,071	245,930

Volvo AB Class B (Sweden)			18,780	264,428

				646,081
Media (4.3%)

Global Mediacom Tbk PT (Indonesia)			684,500	146,225

Kabel Deutschland Holding AG (Germany)(NON)			7,148	510,695

Major Cineplex Group PCL (Thailand)			125,100	76,816

News Corp. Class A			22,300	547,019

Pearson PLC (United Kingdom)			20,833	407,666

WPP PLC (United Kingdom)			48,325	657,981

				2,346,402
Metals and mining (5.6%)

Barrick Gold Corp. (Canada)			8,300	346,825

Goldcorp, Inc. (Canada)			27,886	1,280,413

Rio Tinto, Ltd. (Australia)			21,128	1,159,131

Teck Resources, Ltd. Class B (Canada)			8,800	259,677

				3,046,046
Multi-utilities (0.8%)

Centrica PLC (United Kingdom)			83,898	444,689

				444,689
Office electronics (0.8%)

Canon, Inc. (Japan)			14,300	457,640

				457,640
Oil, gas, and consumable fuels (6.7%)

BG Group PLC (United Kingdom)			60,735	1,229,829

Canadian Natural Resources, Ltd. (Canada)			19,100	589,262

Inpex Corp. (Japan)			90	533,132

Origin Energy, Ltd. (Australia)			24,947	292,790

Royal Dutch Shell PLC Class A (United Kingdom)			14,864	514,787

Tullow Oil PLC (United Kingdom)			23,427	519,642

				3,679,442
Pharmaceuticals (8.5%)

Astellas Pharma, Inc. (Japan)			18,400	934,550

Bayer AG (Germany)			11,048	950,591

GlaxoSmithKline PLC (United Kingdom)			11,637	268,440

Merck KGaA (Germany)			3,611	445,680

Mitsubishi Tanabe Pharma Corp. (Japan)			16,500	250,925

Sanofi (France)			12,628	1,078,800

Shire PLC (United Kingdom)			18,456	546,286

Teva Pharmaceutical Industries, Ltd. ADR (Israel)(S)			4,238	175,496

				4,650,768
Real estate management and development (1.8%)

BR Malls Participacoes SA (Brazil)			7,700	106,921

Mitsui Fudosan Co., Ltd. (Japan)			22,000	440,251

Sun Hung Kai Properties, Ltd. (Hong Kong)			29,000	424,578

				971,750
Road and rail (0.4%)

Localiza Rent a Car SA (Brazil)			13,000	228,290

				228,290
Semiconductors and semiconductor equipment (1.3%)

First Solar, Inc.(NON)(S)			6,000	132,870

Samsung Electronics Co., Ltd. (South Korea)			274	329,877

Spreadtrum Communications, Inc. ADR (China)(S)			11,000	226,160

				688,907
Software (0.4%)

SAP AG (Germany)			3,174	225,073

				225,073
Specialty retail (1.1%)

Foschini Group, Ltd. (The) (South Africa)			7,922	120,742

Kingfisher PLC (United Kingdom)			113,791	486,238

				606,980
Textiles, apparel, and luxury goods (1.6%)

LVMH Moet Hennessy Louis Vuitton SA (France)			5,763	869,078

				869,078
Thrifts and mortgage finance (0.7%)

Housing Development Finance Corp., Ltd. (HDFC) (India)			27,573	404,241

				404,241
Tobacco (3.9%)

British American Tobacco (BAT) PLC (United Kingdom)			23,800	1,223,763

Japan Tobacco, Inc. (Japan)			29,600	887,129

				2,110,892
Trading companies and distributors (0.8%)

Finning International, Inc. (Canada)			7,300	177,024

Mitsui & Co., Ltd. (Japan)			16,900	237,595

				414,619
Water utilities (0.4%)

Hyflux, Ltd. (Singapore)(S)			197,000	224,953

				224,953
Wireless telecommunication services (1.2%)

Vodafone Group PLC (United Kingdom)			233,815	665,453

				665,453

Total common stocks (cost $46,969,557)				$52,560,424

PREFERRED STOCKS (1.4%)(a)
			Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)			1,051	$741,907

Total preferred stocks (cost $723,215)				$741,907

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
	Expiration date/		Contract
	strike price		amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/$138.00		33,313	$44,353

Total purchased options outstanding (cost $40,642)				$44,353

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Hartalega Holdings Bhd (Malaysia)	5/29/15	MYR 4.67	8,920	$3,356

Total warrants (cost $—)				$3,356

U.S. TREASURY OBLIGATIONS (0.2%)(a)
			Principal amount	Value

U.S. Treasury Bonds 4.500%, May 15, 2038(i)			$90,000	$122,330

Total U.S. treasury obligations (cost $122,330)				$122,330

SHORT-TERM INVESTMENTS (7.1%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)			2,757,550	$2,757,550

Putnam Money Market Liquidity Fund 0.14%(AFF)			199,850	199,850

SSgA Prime Money Market Fund 0.14%(P)			270,472	270,472

U.S. Treasury Bills with effective yields ranging from 0.152% to 0.172%, July 25, 2013(SEGSF)			$496,000	495,367

U.S. Treasury Bills with an effective yield of 0.170%, May 30, 2013(SEGSF)			20,000	19,980

U.S. Treasury Bills with an effective yield of 0.184%, May 2, 2013(SEGSF)			91,000	90,919

U.S. Treasury Bills with an effective yield of 0.159%, February 7, 2013(SEGSF)			35,000	34,987

Total short-term investments (cost $3,869,076)				$3,869,125

TOTAL INVESTMENTS

Total investments (cost $51,724,820)(b)				$57,341,495

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $73,232,856) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Sell	10/17/12	$1,864,727	$1,837,518	$(27,209)
	British Pound	Buy	10/17/12	11,142	10,949	193
	Canadian Dollar	Sell	10/17/12	14,846	14,782	(64)
	Euro	Buy	10/17/12	3,481,068	3,390,449	90,619
	Swedish Krona	Buy	10/17/12	1,009,118	985,408	23,710
	Swiss Franc	Buy	10/17/12	473,175	465,226	7,949
Barclays Bank PLC
	Australian Dollar	Buy	10/17/12	142,142	139,798	2,344
	British Pound	Sell	10/17/12	1,768,126	1,738,544	(29,582)
	Canadian Dollar	Sell	10/17/12	211,098	210,226	(872)
	Euro	Sell	10/17/12	171,065	167,602	(3,463)
	Hong Kong Dollar	Sell	10/17/12	247,549	247,465	(84)
	Japanese Yen	Buy	10/17/12	193,175	192,337	838
	Norwegian Krone	Sell	10/17/12	456,049	449,791	(6,258)
	Swedish Krona	Buy	10/17/12	138,701	135,461	3,240
	Swiss Franc	Sell	10/17/12	374,690	368,640	(6,050)
Citibank, N.A.
	Australian Dollar	Buy	10/17/12	245,536	241,770	3,766
	British Pound	Buy	10/17/12	1,760,698	1,730,901	29,797
	Canadian Dollar	Sell	10/17/12	819,885	816,796	(3,089)
	Danish Krone	Buy	10/17/12	1,145,669	1,124,581	21,088
	Euro	Sell	10/17/12	1,850,358	1,812,179	(38,179)
	Singapore Dollar	Buy	10/17/12	260,833	262,446	(1,613)
	Swiss Franc	Buy	10/17/12	95,507	94,002	1,505
Credit Suisse AG
	Australian Dollar	Buy	10/17/12	234,865	231,354	3,511
	British Pound	Sell	10/17/12	1,990,474	1,966,254	(24,220)
	Canadian Dollar	Sell	10/17/12	761,925	759,308	(2,617)
	Euro	Sell	10/17/12	2,074,246	2,028,559	(45,687)
	Japanese Yen	Buy	10/17/12	2,400,453	2,391,027	9,426
	Norwegian Krone	Buy	10/17/12	457,009	450,901	6,108
	Swedish Krona	Sell	10/17/12	372,964	364,370	(8,594)
	Swiss Franc	Sell	10/17/12	1,249,570	1,229,863	(19,707)
Deutsche Bank AG
	Australian Dollar	Buy	10/17/12	178,817	175,833	2,984
	Canadian Dollar	Buy	10/17/12	603,500	600,927	2,573
	Euro	Buy	10/17/12	1,293,850	1,267,939	25,911
	Swedish Krona	Buy	10/17/12	415,678	405,893	9,785
	Swiss Franc	Buy	10/17/12	542,200	533,437	8,763
Goldman Sachs International
	British Pound	Buy	10/17/12	62,006	60,952	1,054
	Euro	Sell	10/17/12	3,521,682	3,447,553	(74,129)
	Japanese Yen	Sell	10/17/12	947,380	944,701	(2,679)
	Norwegian Krone	Buy	10/17/12	287,593	283,686	3,907
	Norwegian Krone	Sell	10/17/12	287,593	287,807	214
	Swedish Krona	Buy	10/17/12	175,267	171,218	4,049
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	2,139,168	2,106,282	32,886
	British Pound	Buy	10/17/12	1,676,248	1,648,430	27,818
	Euro	Buy	10/17/12	1,045,799	1,025,103	20,696
	Hong Kong Dollar	Sell	10/17/12	370,517	370,407	(110)
	Norwegian Krone	Buy	10/17/12	727,976	718,829	9,147
	Swiss Franc	Buy	10/17/12	84,765	83,376	1,389
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	10/17/12	2,007,076	1,976,404	30,672
	British Pound	Buy	10/17/12	2,412,725	2,372,341	40,384
	Canadian Dollar	Sell	10/17/12	319,189	318,018	(1,171)
	Euro	Sell	10/17/12	3,861,756	3,781,145	(80,611)
	Hong Kong Dollar	Sell	10/17/12	312,599	312,491	(108)
	Japanese Yen	Buy	10/17/12	498,007	495,859	2,148
	Norwegian Krone	Buy	10/17/12	1,047,145	1,037,220	9,925
	Singapore Dollar	Sell	10/17/12	1,141	1,122	(19)
	Swiss Franc	Buy	10/17/12	1,866,751	1,826,668	40,083
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	10/17/12	347,376	341,872	(5,504)
	British Pound	Sell	10/17/12	537,543	528,279	(9,264)
	Canadian Dollar	Sell	10/17/12	64,265	65,680	1,415
	Euro	Sell	10/17/12	1,509,770	1,477,696	(32,074)
	Japanese Yen	Sell	10/17/12	893,689	887,273	(6,416)
	Swiss Franc	Sell	10/17/12	226,431	222,675	(3,756)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/12	1,220,532	1,201,603	18,929
	Canadian Dollar	Buy	10/17/12	653,733	646,369	7,364
	Euro	Buy	10/17/12	1,206,325	1,181,247	25,078
	Israeli Shekel	Buy	10/17/12	77,057	74,885	2,172
	Japanese Yen	Sell	10/17/12	176,266	175,479	(787)
	Norwegian Krone	Sell	10/17/12	427,141	421,390	(5,751)
UBS AG
	Australian Dollar	Sell	10/17/12	1,079,944	1,063,311	(16,633)
	British Pound	Sell	10/17/12	2,821,896	2,774,831	(47,065)
	Canadian Dollar	Sell	10/17/12	20,439	20,361	(78)
	Euro	Buy	10/17/12	1,975,668	1,935,366	40,302
	Norwegian Krone	Sell	10/17/12	604,599	596,488	(8,111)
	Swiss Franc	Buy	10/17/12	1,027,712	1,010,996	16,716
WestPac Banking Corp.
	Australian Dollar	Sell	10/17/12	2,099,074	2,065,538	(33,536)
	British Pound	Buy	10/17/12	430,325	423,082	7,243
	Canadian Dollar	Sell	10/17/12	408,977	407,518	(1,459)
	Euro	Buy	10/17/12	3,447,648	3,377,107	70,541
	Japanese Yen	Sell	10/17/12	222,541	221,662	(879)

Total						$120,814

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $23,985) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	33,313	Nov-12/$134.00	$25,636

Total			$25,636

Key to holding's currency abbreviations
MYR	Malaysian Ringgit
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $54,811,621.
(b)	The aggregate identified cost on a tax basis is $52,034,042, resulting in gross unrealized appreciation and depreciation of $7,013,088 and $1,705,635, respectively, or net unrealized appreciation of $5,307,453.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund*	$527,854	$11,579,700	$11,907,704	$302	$199,850
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $2,673,057.
	The fund received cash collateral of $2,757,550, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $284,797 to cover certain derivatives contracts.
	Debt obligations are considered secured unless otherwise indicated.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	22.6%
	Japan	13.9
	France	9.7
	Germany	9.2
	United States	8.6
	China	4.9
	Canada	4.9
	Australia	3.2
	Switzerland	3.0
	South Korea	2.3
	Hong Kong	2.1
	Spain	1.9
	Sweden	1.5
	Netherlands	1.4
	Belgium	1.3
	Brazil	1.3
	Ireland	1.2
	Mexico	1.2
	Russia	1.1
	Singapore	1.1
	India	0.7
	Thailand	0.7
	Indonesia	0.6
	Taiwan	0.5
	Italy	0.5
	Other	0.6

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.
	The fund had an average contract amount of approximately 10,000 on purchased options contracts for the reporting period.
	The fund had an average contract amount of approximately 10,000 on written options contracts for the reporting period.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $125,800,000 on forward currency contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $259,719 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $392,802.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$817,511	$6,849,643	$—
Consumer staples	634,395	6,734,527	—
Energy	1,030,601	3,782,020	—
Financials	649,106	7,967,362	—
Health care	1,506,183	4,691,778	—
Industrials	909,683	4,917,356	—
Information technology	1,888,774	3,290,531	—
Materials	2,095,295	2,590,976	—
Telecommunication services	—	978,634	—
Utilities	—	1,226,049	—
Total common stocks	9,531,548	43,028,876	—
Preferred stocks	—	741,907	—
Purchased options outstanding	—	44,353	—
U.S. Treasury Obligations	—	122,330	—
Warrants	3,356	—	—
Short-term investments	470,322	3,398,803	—

Totals by level	$10,005,226	$47,336,269	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$120,814	$—
Written options	—	(25,636)	—

Totals by level	$—	$95,178	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$668,242	$547,428
Equity contracts	47,709	25,636

Total	$715,951	$573,064

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT International Value Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value

Aerospace and defense (0.4%)

Safran SA (France)	10,881	$392,218

		392,218
Air freight and logistics (1.2%)

Deutsche Post AG (Germany)	64,786	1,266,602

		1,266,602
Airlines (1.0%)

Deutsche Lufthansa AG (Germany)	56,911	773,027

Japan Airlines Co., Ltd. (Japan)(NON)	6,800	318,042

		1,091,069
Auto components (1.3%)

Continental AG (Germany)	6,136	601,965

Valeo SA (France)	17,993	835,330

		1,437,295
Automobiles (3.0%)

Fiat SpA (Italy)(NON)	90,508	484,946

Nissan Motor Co., Ltd. (Japan)	327,900	2,791,725

		3,276,671
Beverages (1.8%)

Anheuser-Busch InBev NV (Belgium)	13,222	1,131,032

Cola-Cola Amatil, Ltd. (Australia)	57,077	800,054

		1,931,086
Capital markets (1.3%)

Deutsche Bank AG (Germany)	18,865	746,590

Macquarie Group, Ltd. (Australia)	22,141	650,062

		1,396,652
Chemicals (4.1%)

Arkema (France)	9,513	893,624

BASF SE (Germany)	31,315	2,646,039

Lanxess AG (Germany)	11,224	931,783

		4,471,446
Commercial banks (10.9%)

Australia & New Zealand Banking Group, Ltd. (Australia)	83,416	2,133,699

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	73,223	578,943

Barclays PLC (United Kingdom)	430,840	1,499,719

China Construction Bank Corp. (China)	484,000	334,455

HSBC Holdings, PLC (United Kingdom)	178,640	1,657,622

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	373,200	1,738,839

National Bank of Canada (Canada)(S)	18,959	1,434,798

Sberbank of Russia ADR (Russia)	90,372	1,063,818

UniCredit SpA (Italy)(NON)	157,321	657,616

United Overseas Bank, Ltd. (Singapore)	39,000	622,716

		11,722,225
Commercial services and supplies (0.7%)

Aggreko PLC (United Kingdom)	19,287	722,274

		722,274
Computers and peripherals (0.3%)

Asustek Computer, Inc. (Taiwan)	31,780	343,399

		343,399
Construction and engineering (1.1%)

Vinci SA (France)	26,718	1,141,874

		1,141,874
Construction materials (0.5%)

China Shanshui Cement Group, Ltd. (China)	777,000	504,451

		504,451
Diversified financial services (3.3%)

ING Groep NV GDR (Netherlands)(NON)	236,001	1,876,078

ORIX Corp. (Japan)	17,050	1,709,659

		3,585,737
Diversified telecommunication services (2.7%)

BCE, Inc. (Canada)(S)	28,967	1,274,359

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	19,700	934,797

Ziggo NV (Netherlands)	20,892	709,981

		2,919,137
Electric utilities (0.7%)

Energias de Portugal (EDP) SA (Portugal)	266,326	734,562

		734,562
Electrical equipment (1.0%)

LS Corp. (South Korea)	3,469	301,121

Mitsubishi Electric Corp. (Japan)	103,000	758,512

		1,059,633
Electronic equipment, instruments, and components (0.5%)

Hollysys Automation Technologies, Ltd. (China)(NON)(S)	17,200	167,872

Murata Manufacturing Co., Ltd. (Japan)	7,300	388,338

		556,210
Energy equipment and services (1.1%)

Technip SA (France)	10,680	1,191,669

		1,191,669
Food and staples retail (1.2%)

Lawson, Inc. (Japan)	17,000	1,306,298

		1,306,298
Food products (2.5%)

Ajinomoto Co., Inc. (Japan)	60,000	939,650

Golden Agri-Resources, Ltd. (Singapore)	704,000	377,021

Kerry Group PLC Class A (Ireland)	26,947	1,378,263

		2,694,934
Gas utilities (0.9%)

Tokyo Gas Co., Ltd. (Japan)	180,000	991,616

		991,616
Health-care equipment and supplies (0.4%)

Biosensors International Group, Ltd. (Singapore)(NON)	404,000	400,175

		400,175
Hotels, restaurants, and leisure (1.6%)

SJM Holdings, Ltd. (Hong Kong)	225,000	487,262

TUI Travel PLC (United Kingdom)	317,668	1,203,516

		1,690,778
Household durables (0.2%)

Haier Electronics Group Co., Ltd. (China)(NON)	218,000	252,628

		252,628
Independent power producers and energy traders (1.1%)

Electric Power Development Co., Ltd. (Japan)	46,000	1,205,412

		1,205,412
Industrial conglomerates (1.5%)

Siemens AG (Germany)	15,875	1,585,307

		1,585,307
Insurance (8.2%)

ACE, Ltd.	25,765	1,947,834

AIA Group, Ltd. (Hong Kong)	103,200	383,114

Allianz SE (Germany)	22,812	2,716,249

AXA SA (France)	62,160	928,852

Prudential PLC (United Kingdom)	165,898	2,152,666

SCOR SE (France)	29,442	758,535

		8,887,250
IT Services (0.8%)

Amadeus IT Holding SA Class A (Spain)	34,748	811,267

		811,267
Machinery (1.3%)

Fiat Industrial SpA (Italy)	113,167	1,110,095

Metso Corp. OYJ (Finland)	9,663	347,153

		1,457,248
Media (2.7%)

Kabel Deutschland Holding AG (Germany)(NON)	23,761	1,697,626

WPP PLC (United Kingdom)	91,370	1,244,071

		2,941,697
Metals and mining (2.3%)

Fortescue Metals Group, Ltd. (Australia)(S)	136,343	487,189

Newcrest Mining, Ltd. (Australia)	14,557	432,670

Rio Tinto PLC (United Kingdom)	23,931	1,118,686

Xstrata PLC (United Kingdom)	31,170	483,712

		2,522,257
Multiline retail (0.7%)

PPR SA (France)	5,177	796,791

		796,791
Multi-utilities (1.4%)

Centrica PLC (United Kingdom)	283,875	1,504,639

		1,504,639
Office electronics (0.5%)

Canon, Inc. (Japan)	16,500	528,046

		528,046
Oil, gas, and consumable fuels (11.5%)

BG Group PLC (United Kingdom)	70,122	1,419,907

Canadian Natural Resources, Ltd. (Canada)	38,900	1,200,119

ENI SpA (Italy)	81,534	1,788,942

Inpex Corp. (Japan)	176	1,042,568

Origin Energy, Ltd. (Australia)	58,871	690,938

Petroleo Brasileiro SA ADR (Brazil)	18,600	426,684

Royal Dutch Shell PLC Class A (United Kingdom)	140,141	4,854,071

Suncor Energy, Inc. (Canada)	29,000	953,982

		12,377,211
Pharmaceuticals (9.2%)

Astellas Pharma, Inc. (Japan)	26,300	1,335,797

AstraZeneca PLC (United Kingdom)	20,256	967,690

Bayer AG (Germany)	38,490	3,311,754

Sanofi (France)	40,209	3,435,024

Teva Pharmaceutical Industries, Ltd. ADR (Israel)(S)	21,300	882,033

		9,932,298
Real estate investment trusts (REITs) (1.9%)

British Land Company PLC (United Kingdom)(R)	156,701	1,323,679

Dexus Property Group (Australia)	706,632	696,121

		2,019,800
Real estate management and development (2.9%)

Hongkong Land Holdings, Ltd. (Hong Kong)	109,000	653,636

Hysan Development Co., Ltd. (Hong Kong)	154,000	699,163

Mitsui Fudosan Co., Ltd. (Japan)	71,000	1,420,808

Sun Hung Kai Properties, Ltd. (Hong Kong)	21,000	307,453

		3,081,060
Semiconductors and semiconductor equipment (1.4%)

Samsung Electronics Co., Ltd. (South Korea)	806	970,369

SK Hynix, Inc. (South Korea)(NON)	28,320	575,142

		1,545,511
Software (0.5%)

Konami Corp. (Japan)	22,100	502,281

		502,281
Tobacco (2.3%)

Imperial Tobacco Group PLC (United Kingdom)	8,384	310,770

Japan Tobacco, Inc. (Japan)	48,400	1,450,576

Philip Morris International, Inc.	7,500	674,550

		2,435,896
Trading companies and distributors (1.8%)

Mitsui & Co., Ltd. (Japan)	134,700	1,893,728

		1,893,728
Wireless telecommunication services (2.9%)

Vodafone Group PLC (United Kingdom)	1,081,983	3,079,391

		3,079,391

Total common stocks (cost $96,960,320)		$106,187,729

SHORT-TERM INVESTMENTS (5.7%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	4,528,176	$4,528,176

SSgA Prime Money Market Fund 0.14%(P)	718,567	718,567

U.S. Treasury Bills with effective yields ranging from 0.166% to 0.172%, May 30, 2013(SEGSF)	$220,000	219,779

U.S. Treasury Bills with an effective yield of 0.090%, November 15, 2012(SEGSF)	315,000	314,964

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.104%, October 18, 2012	300,000	349,986

Total short-term investments (cost $6,081,444)		$6,131,472

TOTAL INVESTMENTS

Total investments (cost $103,041,764)(b)		$112,319,201

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $85,874,701) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	10/17/12	$2,926,023	$2,877,556	$48,467
	British Pound	Sell	10/17/12	94,623	92,989	(1,634)
	Canadian Dollar	Sell	10/17/12	73,823	73,504	(319)
	Euro	Sell	10/17/12	125,182	122,616	(2,566)
	Swedish Krona	Buy	10/17/12	988,986	965,749	23,237
	Swiss Franc	Buy	10/17/12	2,028,623	1,994,256	34,367
Barclays Bank PLC
	Australian Dollar	Sell	10/17/12	811,201	797,825	(13,376)
	British Pound	Sell	10/17/12	1,391,410	1,368,131	(23,279)
	Canadian Dollar	Sell	10/17/12	856,288	852,752	(3,536)
	Euro	Sell	10/17/12	1,130,881	1,107,984	(22,897)
	Hong Kong Dollar	Buy	10/17/12	825,945	825,951	(6)
	Japanese Yen	Buy	10/17/12	507,307	505,107	2,200
	Norwegian Krone	Sell	10/17/12	546,941	539,436	(7,505)
	Swiss Franc	Buy	10/17/12	1,993,420	1,961,230	32,190
Citibank, N.A.
	British Pound	Buy	10/17/12	2,718,715	2,672,705	46,011
	Canadian Dollar	Sell	10/17/12	1,030,780	1,022,291	(8,489)
	Danish Krone	Buy	10/17/12	278,973	273,838	5,135
	Euro	Buy	10/17/12	1,130,753	1,107,422	23,331
	Singapore Dollar	Buy	10/17/12	927,622	922,282	5,340
	Swiss Franc	Buy	10/17/12	120,713	118,811	1,902
Credit Suisse AG
	Australian Dollar	Sell	10/17/12	1,101,286	1,084,823	(16,463)
	British Pound	Sell	10/17/12	2,168,255	2,140,427	(27,828)
	Canadian Dollar	Sell	10/17/12	370,336	369,064	(1,272)
	Euro	Sell	10/17/12	360,124	352,192	(7,932)
	Japanese Yen	Sell	10/17/12	236,598	235,669	(929)
	Norwegian Krone	Buy	10/17/12	1,153,809	1,138,389	15,420
	Swedish Krona	Buy	10/17/12	1,052,303	1,028,057	24,246
	Swiss Franc	Buy	10/17/12	1,034,838	1,018,518	16,320
Deutsche Bank AG
	Australian Dollar	Buy	10/17/12	800,634	787,275	13,359
	British Pound	Sell	10/17/12	338,770	333,120	(5,650)
	Canadian Dollar	Sell	10/17/12	67,722	67,433	(289)
	Euro	Buy	10/17/12	4,148,750	4,081,581	67,169
	Swedish Krona	Buy	10/17/12	573,035	559,546	13,489
	Swiss Franc	Buy	10/17/12	658,127	647,490	10,637
Goldman Sachs International
	Australian Dollar	Buy	10/17/12	488,482	480,921	7,561
	British Pound	Sell	10/17/12	2,150,332	2,113,794	(36,538)
	Euro	Sell	10/17/12	124,797	122,170	(2,627)
	Japanese Yen	Buy	10/17/12	858,830	855,228	3,602
	Norwegian Krone	Buy	10/17/12	675,429	675,931	(502)
	Norwegian Krone	Sell	10/17/12	675,429	666,254	(9,175)
	Swedish Krona	Sell	10/17/12	30,738	30,028	(710)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/12	985,148	970,004	15,144
	British Pound	Buy	10/17/12	671,080	659,944	11,136
	Euro	Buy	10/17/12	412,819	385,373	27,449
	Hong Kong Dollar	Buy	10/17/12	8,305	8,303	2
	Norwegian Krone	Sell	10/17/12	626,616	618,742	(7,874)
	Swiss Franc	Buy	10/17/12	445,629	438,326	7,303
JPMorgan Chase Bank, N.A.
	Australian Dollar	Sell	10/17/12	879,371	865,933	(13,438)
	British Pound	Buy	10/17/12	5,285,324	5,196,860	88,464
	Canadian Dollar	Sell	10/17/12	1,544,797	1,539,132	(5,665)
	Euro	Buy	10/17/12	2,729,204	2,672,234	56,970
	Hong Kong Dollar	Sell	10/17/12	355,080	354,958	(122)
	Japanese Yen	Sell	10/17/12	485,114	483,021	(2,093)
	Norwegian Krone	Sell	10/17/12	1,238,717	1,231,677	(7,040)
	Singapore Dollar	Sell	10/17/12	270,855	266,442	(4,413)
	Swedish Krona	Buy	10/17/12	28,714	28,062	652
	Swiss Franc	Buy	10/17/12	2,033,516	2,001,486	32,030
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/17/12	1,178,366	1,159,693	18,673
	British Pound	Buy	10/17/12	15,986	15,710	276
	Canadian Dollar	Sell	10/17/12	212,318	211,479	(839)
	Euro	Buy	10/17/12	197,670	193,470	4,200
	Japanese Yen	Sell	10/17/12	2,521,797	2,509,780	(12,017)
	Swiss Franc	Buy	10/17/12	475,515	467,629	7,886
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/17/12	1,797,593	1,769,715	(27,878)
	Canadian Dollar	Sell	10/17/12	802,599	799,494	(3,105)
	Euro	Sell	10/17/12	4,100,939	4,016,920	(84,019)
	Israeli Shekel	Sell	10/17/12	238,314	231,595	(6,719)
	Swedish Krona	Buy	10/17/12	353,410	345,317	8,093
UBS AG
	Australian Dollar	Buy	10/17/12	875,331	861,849	13,482
	British Pound	Sell	10/17/12	502,664	494,281	(8,383)
	Canadian Dollar	Sell	10/17/12	809,310	806,244	(3,066)
	Euro	Sell	10/17/12	5,907,727	5,787,211	(120,516)
	Norwegian Krone	Buy	10/17/12	1,881,994	1,856,744	25,250
	Swiss Franc	Sell	10/17/12	465,731	452,659	(13,072)
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/12	1,199,500	1,180,337	19,165
	British Pound	Sell	10/17/12	1,785,565	1,756,077	(29,488)
	Canadian Dollar	Buy	10/17/12	990,207	986,676	3,531
	Euro	Sell	10/17/12	1,608,476	1,575,563	(32,913)
	Japanese Yen	Buy	10/17/12	1,692,103	1,685,416	6,687

Total						$164,194

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $107,955,388.
(b)	The aggregate identified cost on a tax basis is $342,095,577, resulting in gross unrealized appreciation and depreciation of $15,417,708 and $245,194,084, respectively, or net unrealized depreciation of $229,776,376.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$1,792,140	$17,302,880	$19,095,020	$1,399	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $4,337,511.
	The fund received cash collateral of $4,528,176, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $339,903 to cover certain derivatives contracts.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	21.9%
	Japan	19.8
	Germany	15.2
	France	9.7
	Australia	5.5
	Canada	4.5
	Italy	3.8
	United States	3.3
	Netherlands	2.4
	Hong Kong	2.4
	South Korea	1.7
	Singapore	1.3
	Spain	1.3
	Ireland	1.3
	China	1.2
	Belgium	1.1
	Russia	1.0
	Israel	0.8
	Portugal	0.7
	Other	1.1

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $133,500,000 on forward currency contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $327,549 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $351,789.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$—	$10,395,860	$—
Consumer staples	674,550	7,693,664	—
Energy	2,580,785	10,988,095	—
Financials	3,382,632	27,310,092	—
Health care	882,033	9,450,440	—
Industrials	$318,042	$10,291,911	$—
Information technology	167,872	4,118,842	—
Materials	—	7,498,154	—
Telecommunication services	1,274,359	4,724,169	—
Utilities	—	4,436,229	—
Total common stocks	9,280,273	96,907,456	—
Short-term investments	718,567	5,412,905	—

Totals by level	$9,998,840	$102,320,361	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts		164,194

Totals by level	$—	$164,194	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	740,376	576,182

Total	$740,376	$576,182

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Investors Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value

Aerospace and defense (3.6%)

Embraer SA ADR (Brazil)	15,700	$417,934

General Dynamics Corp.	11,000	727,320

Honeywell International, Inc.	38,500	2,300,375

L-3 Communications Holdings, Inc.	17,600	1,262,096

Northrop Grumman Corp.(S)	14,000	930,020

Precision Castparts Corp.	3,600	588,024

Raytheon Co.(S)	10,800	617,328

United Technologies Corp.	19,410	1,519,609

		8,362,706
Air freight and logistics (0.4%)

United Parcel Service, Inc. Class B	12,300	880,311

		880,311
Airlines (0.5%)

Southwest Airlines Co.(S)	66,000	578,820

Spirit Airlines, Inc.(NON)	33,222	567,432

		1,146,252
Auto components (0.4%)

Autoliv, Inc. (Sweden)	8,100	501,957

TRW Automotive Holdings Corp.(NON)	11,396	498,119

		1,000,076
Automobiles (0.4%)

Ford Motor Co.	95,000	936,700

		936,700
Beverages (2.1%)

Coca-Cola Co. (The)	45,200	1,714,436

Coca-Cola Enterprises, Inc.	51,700	1,616,659

PepsiCo, Inc.	21,620	1,530,047

		4,861,142
Biotechnology (0.9%)

Amgen, Inc.	17,463	1,472,480

Gilead Sciences, Inc.(NON)	10,300	683,199

		2,155,679
Building products (0.5%)

Fortune Brands Home & Security, Inc.(NON)	24,135	651,886

Masco Corp.(S)	27,700	416,885

		1,068,771
Capital markets (2.5%)

Ameriprise Financial, Inc.	13,700	776,653

Apollo Global Management, LLC. Class A	31,400	460,324

Bank of New York Mellon Corp. (The)(S)	34,400	778,128

Goldman Sachs Group, Inc. (The)	15,120	1,718,842

Manning & Napier, Inc.(S)	25,682	313,064

Morgan Stanley	43,000	719,820

State Street Corp.	26,400	1,107,744

		5,874,575
Chemicals (2.4%)

Celanese Corp. Ser. A	12,100	458,711

CF Industries Holdings, Inc.	3,300	733,392

Dow Chemical Co. (The)	17,601	509,725

Eastman Chemical Co.(S)	6,600	376,266

Huntsman Corp.(S)	34,079	508,799

LyondellBasell Industries NV Class A (Netherlands)	9,500	490,770

Monsanto Co.	5,800	527,916

PPG Industries, Inc.	9,400	1,079,496

Tronox, Ltd. Class A	17,000	385,050

W.R. Grace & Co.(NON)	8,700	513,996

		5,584,121
Commercial banks (3.7%)

Capital Bank Financial Corp. Class A(NON)	42,601	766,818

First Southern Bancorp, Inc. Class B(F)(NON)	19,890	149,175

National Bank Holdings Corp. Class A(NON)	12,200	237,412

NBH Holdings Co. 144A Class A(F)(NON)	27,300	478,132

PNC Financial Services Group, Inc.	15,000	946,500

Regions Financial Corp.	73,400	529,214

SunTrust Banks, Inc.	18,700	528,649

U.S. Bancorp	40,300	1,382,290

Wells Fargo & Co.	104,758	3,617,294

		8,635,484
Commercial services and supplies (0.8%)

Tyco International, Ltd.	34,800	1,957,848

		1,957,848
Communications equipment (2.2%)

Cisco Systems, Inc.	154,241	2,944,461

Qualcomm, Inc.	33,300	2,080,917

		5,025,378
Computers and peripherals (6.3%)

Apple, Inc.	16,739	11,169,265

EMC Corp.(NON)	67,800	1,848,906

Hewlett-Packard Co.	37,470	639,238

NetApp, Inc.(NON)	12,300	404,424

SanDisk Corp.(NON)	12,539	544,569

		14,606,402
Consumer finance (0.9%)

Capital One Financial Corp.	16,937	965,578

Discover Financial Services	28,800	1,144,224

		2,109,802
Containers and packaging (0.2%)

Bemis Co., Inc.(S)	13,200	415,404

		415,404
Diversified financial services (3.4%)

Bank of America Corp.	145,242	1,282,487

Citigroup, Inc.	29,950	979,964

JPMorgan Chase & Co.	129,527	5,243,253

Nasdaq OMX Group, Inc. (The)	19,500	454,253

		7,959,957
Diversified telecommunication services (2.3%)

AT&T, Inc.	65,320	2,462,564

Iridium Communications, Inc.(NON)(S)	85,388	625,040

Verizon Communications, Inc.	47,190	2,150,448

		5,238,052
Electric utilities (0.7%)

Edison International(S)	19,250	879,533

Entergy Corp.	10,200	706,860

		1,586,393
Electrical equipment (0.3%)

Thermon Group Holdings, Inc.(NON)	23,863	596,336

		596,336
Energy equipment and services (1.3%)

Cameron International Corp.(NON)	11,000	616,770

Nabors Industries, Ltd.(NON)(S)	42,500	596,275

Schlumberger, Ltd.	24,384	1,763,695

		2,976,740
Food and staples retail (2.8%)

Chefs' Warehouse, Inc. (The)(NON)(S)	16,685	273,300

CVS Caremark Corp.(S)	36,280	1,756,678

Kroger Co. (The)(S)	36,700	863,918

Safeway, Inc.(S)	26,700	429,603

Walgreen Co.	29,100	1,060,404

Wal-Mart Stores, Inc.	28,900	2,132,820

		6,516,723
Food products (0.4%)

Mead Johnson Nutrition Co.	5,300	388,384

Post Holdings, Inc.(NON)	17,882	537,533

		925,917
Health-care equipment and supplies (2.2%)

Baxter International, Inc.	20,400	1,229,304

Becton, Dickinson and Co.(S)	5,700	447,792

Covidien PLC	17,300	1,027,966

Medtronic, Inc.	22,590	974,081

Stryker Corp.(S)	9,800	545,468

Zimmer Holdings, Inc.(S)	13,100	885,822

		5,110,433
Health-care providers and services (2.4%)

Aetna, Inc.	30,169	1,194,692

AmerisourceBergen Corp.	12,500	483,875

HCA Holdings, Inc.	21,700	721,525

McKesson Corp.	15,780	1,357,553

UnitedHealth Group, Inc.(S)	30,700	1,701,087

		5,458,732
Hotels, restaurants, and leisure (1.3%)

Ignite Restaurant Group, Inc.(NON)	13,400	186,796

McDonald's Corp.	14,630	1,342,303

Red Robin Gourmet Burgers, Inc.(NON)(S)	11,400	371,184

Wyndham Worldwide Corp.	12,800	671,744

Yum! Brands, Inc.	5,300	351,602

		2,923,629
Household durables (0.2%)

Garmin, Ltd.(S)	11,000	459,140

		459,140
Household products (1.9%)

Colgate-Palmolive Co.	12,900	1,383,138

Energizer Holdings, Inc.	6,000	447,660

Procter & Gamble Co. (The)	36,850	2,555,916

		4,386,714
Independent power producers and energy traders (0.7%)

AES Corp. (The)(NON)	65,400	717,438

Calpine Corp.(NON)	38,520	666,396

NRG Energy, Inc.	16,200	346,518

		1,730,352
Industrial conglomerates (1.0%)

General Electric Co.	102,620	2,330,500

		2,330,500
Insurance (3.8%)

ACE, Ltd.	20,220	1,528,632

Allstate Corp. (The)(S)	12,700	503,047

American International Group, Inc.(NON)	34,800	1,141,092

Berkshire Hathaway, Inc. Class B(NON)	7,530	664,146

Hartford Financial Services Group, Inc. (The)(S)	32,213	626,221

MetLife, Inc.	44,248	1,524,786

Prudential Financial, Inc.	26,900	1,466,319

Travelers Cos., Inc. (The)	18,490	1,262,127

		8,716,370
Internet and catalog retail (0.7%)

Amazon.com, Inc.(NON)	2,700	686,664

Priceline.com, Inc.(NON)	1,400	866,222

		1,552,886
Internet software and services (2.0%)

eBay, Inc.(NON)	22,800	1,103,748

ExactTarget, Inc.(NON)(S)	21,000	508,620

Google, Inc. Class A(NON)	4,004	3,021,018

		4,633,386
IT Services (3.8%)

Accenture PLC Class A(S)	19,576	1,370,907

Alliance Data Systems Corp.(NON)(S)	4,200	596,190

Computer Sciences Corp.	30,500	982,405

Fidelity National Information Services, Inc.	14,400	449,568

IBM Corp.	17,680	3,667,716

Total Systems Services, Inc.	18,800	445,560

Unisys Corp.(NON)(S)	12,480	259,834

Visa, Inc. Class A(S)	7,000	939,960

		8,712,140
Life sciences tools and services (0.4%)

Illumina, Inc.(NON)(S)	11,000	530,200

PerkinElmer, Inc.	16,100	474,467

		1,004,667
Machinery (1.9%)

AGCO Corp.(NON)(S)	9,400	446,312

Caterpillar, Inc.	5,100	438,804

CNH Global NV (Netherlands)(NON)(S)	9,900	383,823

Eaton Corp.(S)	9,100	430,066

Flowserve Corp.	3,200	408,768

Illinois Tool Works, Inc.(S)	8,000	475,760

Ingersoll-Rand PLC	8,300	372,006

Parker Hannifin Corp.(S)	12,600	1,053,108

Timken Co.	9,100	338,156

		4,346,803
Media (4.2%)

Comcast Corp. Class A	80,470	2,878,412

DISH Network Corp. Class A	27,200	832,592

Gannett Co., Inc.(S)	38,300	679,825

Interpublic Group of Companies, Inc. (The)	50,024	556,267

Omnicom Group, Inc.(S)	11,000	567,160

Time Warner Cable, Inc.(S)	12,100	1,150,226

Time Warner, Inc.(S)	24,800	1,124,184

Walt Disney Co. (The)(S)	35,300	1,845,484

		9,634,150
Metals and mining (0.7%)

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	17,700	700,566

Teck Resources, Ltd. Class B (Canada)(S)	18,800	553,660

Walter Energy, Inc.	12,300	399,258

		1,653,484
Multiline retail (1.2%)

Macy's, Inc.	32,300	1,215,126

Target Corp.	23,600	1,497,892

		2,713,018
Multi-utilities (0.8%)

Ameren Corp.	38,272	1,250,346

CenterPoint Energy, Inc.	26,100	555,930

		1,806,276
Office electronics (0.2%)

Xerox Corp.	66,800	490,312

		490,312
Oil, gas, and consumable fuels (10.2%)

Alpha Natural Resources, Inc.(NON)(S)	70,338	462,121

Apache Corp.	11,600	1,003,052

Chevron Corp.	57,340	6,683,550

ConocoPhillips	16,200	926,316

Devon Energy Corp.	7,800	471,900

Exxon Mobil Corp.	70,463	6,443,841

LRR Energy LP	62,078	1,172,033

Marathon Oil Corp.	33,000	975,810

Noble Energy, Inc.	5,300	491,363

Occidental Petroleum Corp.	14,772	1,271,278

Oiltanking Partners LP (Units)	22,078	843,380

Phillips 66	10,950	507,752

Royal Dutch Shell PLC ADR (United Kingdom)	16,483	1,144,085

Scorpio Tankers, Inc. (Monaco)(NON)	4,202	25,212

Suncor Energy, Inc. (Canada)	15,000	492,750

Valero Energy Corp.	16,700	529,056

		23,443,499
Paper and forest products (0.2%)

International Paper Co.	11,300	410,416

		410,416
Personal products (0.4%)

Avon Products, Inc.	34,000	542,300

Herbalife, Ltd.(S)	7,100	336,540

		878,840
Pharmaceuticals (7.0%)

Abbott Laboratories	27,210	1,865,518

Allergan, Inc.	5,300	485,374

Eli Lilly & Co.	25,900	1,227,919

Johnson & Johnson(S)	49,630	3,420,003

Merck & Co., Inc.	78,600	3,544,860

Pfizer, Inc.	226,391	5,625,816

		16,169,490
Professional services (0.3%)

Dun & Bradstreet Corp. (The)	4,300	342,366

Equifax, Inc.	8,200	381,956

		724,322
Real estate investment trusts (REITs) (0.3%)

Terreno Realty Corp.	9,826	155,251

Weyerhaeuser Co.	25,500	666,570

		821,821
Road and rail (0.7%)

Canadian National Railway Co. (Canada)(S)	5,000	441,150

Union Pacific Corp.	9,600	1,139,520

		1,580,670
Semiconductors and semiconductor equipment (1.2%)

Applied Materials, Inc.	35,000	390,775

Intel Corp.(S)	60,620	1,374,862

NXP Semiconductor NV (Netherlands)(NON)	14,900	372,649

Texas Instruments, Inc.	23,700	652,935

		2,791,221
Software (4.5%)

CA, Inc.	18,900	486,959

Microsoft Corp.	186,550	5,555,459

Oracle Corp.	117,430	3,697,871

Symantec Corp.(NON)	36,200	651,600

		10,391,889
Specialty retail (2.2%)

Best Buy Co., Inc.(S)	23,600	405,684

Foot Locker, Inc.(S)	18,100	642,550

Home Depot, Inc. (The)	33,700	2,034,469

Lowe's Cos., Inc.	24,600	743,904

PetSmart, Inc.	5,900	406,982

TJX Cos., Inc. (The)	18,700	837,573

		5,071,162
Textiles, apparel, and luxury goods (0.3%)

Coach, Inc.	11,600	649,832

		649,832
Thrifts and mortgage finance (0.1%)

Home Loan Servicing Solutions, Ltd. (Cayman Islands)(S)	17,000	276,590

		276,590
Tobacco (2.4%)

Lorillard, Inc.	5,900	687,055

Philip Morris International, Inc.	54,833	4,931,680

		5,618,735
Trading companies and distributors (0.2%)

Air Lease Corp.(NON)	17,990	366,996

		366,996
Wireless telecommunication services (0.3%)

Sprint Nextel Corp.(NON)	128,700	710,422

		710,422

Total common stocks (cost $172,084,853)		$227,989,666

INVESTMENT COMPANIES (0.7%)(a)
	Shares	Value

Market Vectors Semiconductor ETF(NON)(S)	24,600	$778,098

SPDR S&P Homebuilders ETF(S)	34,500	856,290

Total investment companies (cost $1,358,622)		$1,634,388

CONVERTIBLE PREFERRED STOCKS (0.7%)(a)
	Shares	Value

Citigroup, Inc. $7.50 cv. pfd.	7,165	$694,217

Iridium Communications, Inc. 144A $7.00 cv. pfd.(NON)	7,204	720,400

Unisys Corp. Ser. A, 6.25% cv. pfd.	2,904	179,141

Total convertible preferred stocks (cost $1,761,735)		$1,593,758

UNITS (0.1%)(a)
	Units	Value

Susser Petroleum Partners LP(NON)	14,200	$340,658

Total units (cost $291,100)		$340,658

PREFERRED STOCKS (—%)(a)
	Shares	Value

First Southern Bancorp, Inc. 5.00% cum. pfd. (acquired 12/17/19, cost $34,000)(F)(RES)(NON)	34	$34,000

Total preferred stocks (cost $34,000)		$34,000

SHORT-TERM INVESTMENTS (13.2%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	30,323,225	$30,323,225

Putnam Money Market Liquidity Fund 0.14%(AFF)	44,652	44,652

Total short-term investments (cost $30,367,877)		$30,367,877

TOTAL INVESTMENTS

Total investments (cost $205,898,187)(b)		$261,960,347

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $230,926,243.
(b)	The aggregate identified cost on a tax basis is $209,538,979, resulting in gross unrealized appreciation and depreciation of $56,289,074 and $3,867,706, respectively, or net unrealized appreciation of $52,421,368.
(NON)	Non-income-producing security.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $34,000, or 0.01% of net assets.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$1,100,961	$11,112,713	$12,169,022	$223	$44,652
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $29,450,986.
The fund received cash collateral of $30,323,225, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $646,875 to cover certain derivatives contracts.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$24,940,593	$—	$—
Consumer staples	23,188,071	—	—
Energy	26,420,239	—	—
Financials	33,767,292	—	627,307
Health care	29,899,001	—	—
Industrials	23,361,515	—	—
Information technology	46,650,728	—	—
Materials	8,063,425	—	—
Telecommunication services	5,948,474	—	—
Utilities	5,123,021	—	—
Total common stocks	227,362,359	—	627,307
Convertible preferred stocks	—	1,593,758	—
Investment companies	1,634,388	—	—
Preferred stocks	—	—	34,000
Units	340,658	—	—
Short-term investments	44,652	30,323,225	—

Totals by level	$229,382,057	$31,916,983	$661,307

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Money Market Fund

The fund's portfolio
9/30/12 (Unaudited)

REPURCHASE AGREEMENTS (25.9%)(a)
				Principal amount	Value

Interest in $293,500,000 joint tri-party repurchase agreement dated 9/25/12 with Citigroup Global Markets, Inc. due 10/2/12 - maturity value of $4,400,214 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from 2.858% to 5.68% and due dates ranging from 12/1/23 to 9/15/42, valued at $299,370,000)				$4,400,000	$4,400,000

Interest in $283,000,000 joint tri-party repurchase agreement dated 9/28/12 with Citigroup Global Markets, Inc. due 10/1/12 - maturity value of $9,900,206 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from 2.717% to 5.50% and due dates ranging from 8/1/23 to 10/1/42, valued at $288,660,000)				9,900,000	9,900,000

Interest in $70,400,000 joint tri-party repurchase agreement dated 9/28/12 with Credit Suisse First Boston due 10/1/12 - maturity value of $2,300,035 for an effective yield of 0.18% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.5365% to 8.75% and due dates ranging from 5/15/13 to 9/1/66, valued at $73,920,560)				2,300,000	2,300,000

Interest in $101,590,000 joint tri-party repurchase agreement dated 9/28/12 with Deutsche Bank Securities, Inc. due 10/1/12 - maturity value of $9,900,206 for an effective yield of 0.25% (collateralized by a U.S. Treasury bond with a coupon rate of 11.25% and a due date of 2/15/15, valued at $103,621,917)				9,900,000	9,900,000

Interest in $243,500,000 joint tri-party term repurchase agreement dated 9/25/12 with Deutsche Bank Securities, Inc. due 10/2/12 - maturity value of $4,390,171 for an effective yield of 0.20% (collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 4.00% and due dates ranging from 06/01/31 to 08/01/42, valued at $248,455,796)				4,390,000	4,390,000

Interest in $68,700,000 joint tri-party repurchase agreement dated 9/21/12 with JPMorgan Securities, Inc. due 10/22/12 - maturity value of $2,325,601 for an effective yield of 0.30% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.95% to 10.375% and due dates ranging from 2/15/13 to 9/1/42, valued at $72,140,172)				2,325,000	2,325,000

Interest in $308,000,000 joint tri-party repurchase agreement dated 9/28/12 with JPMorgan Securities, Inc. due 10/1/12 - maturity value of $9,900,206 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 4.50% and due dates ranging from 9/1/22 to 9/1/42, valued at $314,165,123)				9,900,000	9,900,000

Interest in $51,000,000 joint tri-party repurchase agreement dated 9/28/12 with JPMorgan Securities, Inc. due 10/1/12 - maturity value of $3,700,056 for an effective yield of 0.18% (collateralized by various corporate bonds and notes with coupon rates ranging from 3.625% to 6.50% and due dates ranging from 9/15/15 to 9/15/20, valued at $53,553,491)				3,700,000	3,700,000

Interest in $450,000,000 joint tri-party repurchase agreement dated 9/28/12 with Royal Bank of Canada due 10/1/12 - maturity value of $9,909,206 for an effective yield of 0.25% (collateralized by various mortgage backed securities with a coupon rate of 3.50% and due dates ranging from 06/01/42 to 08/01/42, valued at $459,009,563)				9,909,000	9,909,000

Total repurchase agreements (cost $56,724,000)					$56,724,000

COMMERCIAL PAPER (13.9%)(a)
	Yield (%)	Maturity date		Principal amount	Value

Australia & New Zealand Banking Group, Ltd. (Australia)	0.195	11/8/12		$1,900,000	$1,899,607

Australia & New Zealand Banking Group, Ltd. 144A (Australia)	0.638	1/10/13		1,500,000	1,500,000

COFCO Capital Corp. (Rabobank Nederland NV, NY (LOC))	0.390	10/4/12		2,150,000	2,149,930

Commonwealth Bank of Australia 144A (Australia)	0.344	12/20/12		2,000,000	2,000,000

Commonwealth Bank of Australia 144A (Australia)	0.180	10/18/12		400,000	399,999

DnB Bank ASA (Norway)	0.351	1/28/13		1,300,000	1,298,496

Export Development Canada (Canada)	0.160	2/14/13		2,225,000	2,223,655

General Electric Capital Corp.	0.240	10/23/12		425,000	424,938

General Electric Capital Corp.	0.220	1/22/13		1,750,000	1,748,792

HSBC USA, Inc. (United Kingdom)	0.340	11/21/12		1,300,000	1,299,374

HSBC USA, Inc. (United Kingdom)	0.310	10/29/12		1,000,000	999,759

Lloyds TSB Bank PLC (United Kingdom)	0.200	10/11/12		1,100,000	1,099,939

Nordea North America, Inc./DE (Sweden)	0.401	12/26/12		1,000,000	999,044

Nordea North America, Inc./DE (Sweden)	0.315	3/12/13		2,300,000	2,296,740

Roche Holdings, Inc. (Switzerland)	0.170	10/9/12		1,000,000	999,962

Standard Chartered Bank/New York 144A	0.775	12/10/12		1,300,000	1,298,989

Standard Chartered Bank/New York 144A	0.640	11/14/12		900,000	899,648

State Street Corp.	0.230	11/9/12		1,400,000	1,399,651

State Street Corp.	0.220	11/15/12		1,000,000	999,725

Toronto-Dominion Holdings (USA), Inc. 144A (Canada)	0.290	2/4/13		800,000	799,188

Toyota Motor Credit Corp.	0.240	11/19/12		2,300,000	2,299,249

Westpac Banking Corp. 144A (Australia)	0.321	2/4/13		1,400,000	1,400,000

Total commercial paper (cost $30,436,685)					$30,436,685

ASSET-BACKED COMMERCIAL PAPER (13.4%)(a)
	Yield (%)	Maturity date		Principal amount	Value

Alpine Securitization Corp. (Switzerland)	0.200	10/4/12		$1,100,000	$1,099,982

Bryant Park Funding, LLC 144A	0.180	10/9/12		2,225,000	2,224,911

Chariot Funding, LLC	0.250	12/11/12		2,000,000	1,999,014

CHARTA, LLC	0.210	10/15/12		1,100,000	1,099,910

Fairway Finance, LLC 144A (Canada)	0.220	10/2/12		2,100,000	2,099,987

Gotham Funding Corp. (Japan)	0.280	12/10/12		500,000	499,728

Gotham Funding Corp. (Japan)	0.270	12/3/12		2,800,000	2,798,677

Jupiter Securitization Co., LLC	0.210	12/4/12		2,300,000	2,299,141

Liberty Street Funding, LLC (Canada)	0.220	10/25/12		1,800,000	1,799,736

Manhattan Asset Funding Co., LLC (Japan)	0.260	10/16/12		2,500,000	2,499,729

Old Line Funding, LLC	0.200	11/26/12		1,000,000	999,689

Old Line Funding, LLC 144A	0.500	10/29/12		1,260,000	1,259,755

Straight-A Funding, LLC	0.180	10/22/12		2,000,000	1,999,790

Straight-A Funding, LLC 144A, Ser. 1	0.180	12/7/12		3,700,000	3,698,761

Straight-A Funding, LLC 144A, Ser. 1	0.180	10/12/12		850,000	849,953

Thunder Bay Funding, LLC	0.220	10/15/12		900,000	899,923

Working Capital Management Co. (Japan)	0.240	10/10/12		1,100,000	1,099,934

Total asset-backed commercial paper (cost $29,228,620)					$29,228,620

U.S. GOVERNMENT AGENCY OBLIGATIONS (13.1%)(a)
	Yield (%)	Maturity date		Principal amount	Value

Citigroup Funding, Inc. FDIC guaranteed notes(k)	1.875	10/22/12		$2,220,000	$2,222,189

Citigroup Funding, Inc. FDIC guaranteed sr. notes(k)	2.250	12/10/12		4,175,000	4,191,353

Federal Farm Credit Bank unsec. notes FRN, Ser. 1	0.220	1/14/13		3,500,000	3,500,000

Federal Home Loan Bank unsec. discount notes	0.200	10/31/12		1,450,000	1,449,758

Federal Home Loan Bank unsec. discount notes	0.155	12/31/12		2,700,000	2,698,942

Federal Home Loan Bank unsec. discount notes	0.150	12/5/12		2,600,000	2,599,296

Federal Home Loan Mortgage Corp. unsec. discount notes	0.163	12/17/12		2,200,000	2,199,233

Federal Home Loan Mortgage Corp. unsec. discount notes	0.161	12/24/12		2,700,000	2,699,024

Federal Home Loan Mortgage Corp. unsec. discount notes	0.135	10/15/12		1,200,000	1,199,937

Federal National Mortgage Association unsec. discount notes	0.160	12/12/12		1,150,000	1,149,632

Federal National Mortgage Association unsec. discount notes	0.140	11/28/12		2,000,000	1,999,549

Federal National Mortgage Association unsec. discount notes	0.140	10/15/12		1,150,000	1,149,937

Federal National Mortgage Association unsec. discount notes, Ser. BB	0.170	12/20/12		450,000	449,830

General Electric Capital Corp. FDIC guaranteed sr. notes(k)	2.125	12/21/12		1,225,000	1,230,250

Total U.S. government agency obligations (cost $28,738,930)					$28,738,930

MUNICIPAL BONDS AND NOTES (9.1%)(a)
	Yield (%)	Maturity date	Rating(RAT)	Principal amount	Value

California (0.9%)

Board of Trustees of the Leland Stanford Junior University Commercial Paper	0.170	12/14/12	P-1	$2,000,000	$1,999,301

					1,999,301
Connecticut (0.7%)

Yale University Commercial Paper	0.150	11/15/12	P-1	1,500,000	1,499,719

					1,499,719
Disctrict of Columbia (0.3%)

American University Commercial Paper, Ser. A	0.350	12/12/12	A-1	600,000	599,580

					599,580
Illinois (0.4%)

Illinois State Educational Facilities Authority VRDN (Lake Forest Open Lands) (Northern Trust Co. (LOC))(M)	0.180	8/1/33	VMIG1	1,000,000	1,000,000

					1,000,000
Indiana (0.4%)

Saint Joseph County Commercial Paper (University of Notre Dame Du Lac)	0.180	12/4/12	P-1	1,000,000	999,680

					999,680
Kentucky (1.0%)

Kentucky Economic Development Finance Authority VRDN (Catholic Health Initiatives), Ser. C(M)	0.180	5/1/34	VMIG1	2,100,000	2,100,000

					2,100,000
Maryland (1.5%)

Johns Hopkins University Commercial Paper, Ser. A	0.180	12/18/12	P-1	1,750,000	1,750,000

Johns Hopkins University Commercial Paper, Ser. A	0.180	11/14/12	P-1	750,000	750,000

Johns Hopkins University Commercial Paper, Ser. C	0.180	10/18/12	P-1	750,000	750,000

					3,250,000
Michigan (1.1%)

Trinity Health Corporation Commercial Paper	0.170	10/3/12	P-1	2,300,000	2,299,978

					2,299,978
North Carolina (1.5%)

Duke University Commercial Paper, Ser. B-98	0.180	12/17/12	P-1	2,900,000	2,898,884

Wake County, VRDN, Ser. B(M)	0.170	3/1/24		500,000	500,000

					3,398,884
Texas (0.8%)

Harris County, Health Facilities Development Authority VRDN (Texas Childrens Hospital), Ser. B-1(M)	0.190	10/1/29	VMIG1	470,000	470,000

Texas Public Finance Authority Commercial Paper, Ser. 2008	0.180	11/6/12	P-1	1,200,000	1,200,000

					1,670,000
Wisconsin (0.5%)

Wisconsin State Health & Educational Facilities Authority VRDN (Wheaton Franciscan Services), Ser. B (U.S. Bank NA (LOC))(M)	0.180	8/15/33	VMIG1	1,140,000	1,140,000

					1,140,000

Total municipal bonds and notes (cost $19,957,142)					$19,957,142

U.S. TREASURY OBLIGATIONS (9.1%)(a)
	Yield (%)	Maturity date		Principal amount	Value

U.S. Treasury Bills	0.139	4/4/13		$5,800,000	$5,795,827

U.S. Treasury Notes(k)	3.500	5/31/13		2,000,000	2,044,002

U.S. Treasury Notes(k)	1.375	10/15/12		4,000,000	4,001,853

U.S. Treasury Notes(k)	0.625	4/30/13		2,550,000	2,556,938

U.S. Treasury Notes(k)	0.625	1/31/13		2,500,000	2,503,551

U.S. Treasury Notes(k)	0.500	11/30/12		3,000,000	3,001,682

Total U.S. treasury obligations (cost $19,903,853)					$19,903,853

CORPORATE BONDS AND NOTES (7.9%)(a)
	Interest rate (%)	Maturity date		Principal amount	Value

Commonwealth Bank of Australia 144A sr. unsec. notes FRN (Australia)	0.931	3/19/13		$1,200,000	$1,202,586

HSBC Bank PLC 144A sr. unsec. unsub. notes FRN (United Kingdom)	0.855	1/18/13		1,000,000	1,000,775

JPMorgan Chase & Co. sr. unsec. unsub. notes FRN, MTN	1.077	2/26/13		1,000,000	1,002,667

National Australia Bank, Ltd. 144A sr. unsec. notes FRN (Australia)	0.940	1/8/13		1,000,000	1,001,092

Royal Bank of Canada 144A sr. unsec. notes FRN (Canada)(M)	0.701	5/15/14		3,925,000	3,925,033

Svenska Handelsbanken/New York, NY 144A unsec. notes FRN (Sweden)	0.448	1/7/13		3,500,000	3,500,000

Wells Fargo & Co. sr. unsec. unsub. notes	5.250	10/23/12		3,600,000	3,610,567

Westpac Banking Corp. 144A sr. unsec. FRN notes (Australia)	1.010	4/8/13		2,000,000	2,005,343

Total corporate bonds and notes (cost $17,248,063)					$17,248,063

CERTIFICATES OF DEPOSIT (6.4%)(a)
	Interest rate (%)	Maturity date		Principal amount	Value

Bank of America, NA, Ser. GLOB	0.350	10/1/12		$1,180,000	$1,180,000

Bank of Montreal/Chicago, IL FRN (Canada)	0.439	6/21/13		1,350,000	1,350,000

Bank of Nova Scotia/Houston FRN	0.739	9/17/13		1,500,000	1,504,635

Canadian Imperial Bank of Commerce/New York, NY FRN (Canada)	0.598	12/11/12		2,930,000	2,932,378

DnB Bank ASA/New York FRN (Norway)	0.448	12/7/12		2,000,000	2,000,000

National Australia Bank, Ltd./New York FRN (Australia)	0.558	10/12/12		1,200,000	1,200,044

National Australia Bank, Ltd./New York FRN (Australia)	0.532	4/24/13		1,200,000	1,200,000

Toronto-Dominion Bank/NY FRN (Canada)	0.475	10/19/12		2,600,000	2,600,043

Total certificates of deposit (cost $13,967,100)					$13,967,100

TIME DEPOSITS (0.9%)(a)
	Interest rate (%)	Maturity date		Principal amount	Value

U.S. Bank NA/Cayman Islands	0.180	10/1/12		$2,000,000	$2,000,000

Total time deposits (cost $2,000,000)					$2,000,000

SHORT-TERM INVESTMENT FUND (—%)(a)
				Shares	Value

Putnam Money Market Liquidity Fund 0.14%(AFF)				309	$309

Total short-term investment fund (cost $309)					$309

TOTAL INVESTMENTS

Total investments (cost $218,204,702)(b)					$218,204,702

Key to holding's abbreviations
FDIC guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $218,632,653.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer's claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.
(b)	The aggregate identified cost on a financial reporting and tax basis is the same.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund*	$9,600,000	$655	$9,600,346	$439	$309
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(k)	The rates shown are the current interest rates at the close of the reporting period.
(M)	The security's effective maturity date is less than one year.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	74.8%
	Canada	8.1
	Australia	6.3
	Japan	3.2
	Sweden	3.1
	United Kingdom	2.0
	Norway	1.5
	Switzerland	1.0

	Total	100.0%
	Security valuation: The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$29,228,620	$—
Certificates of deposit	—	13,967,100	—
Commercial paper	—	30,436,685	—
Corporate bonds and notes	—	17,248,063	—
Municipal bonds and notes	—	19,957,142	—
Repurchase agreements	—	56,724,000	—
Time deposits	—	2,000,000	—
U.S. Government Agency Obligations	—	28,738,930	—
U.S. Treasury Obligations	—	19,903,853	—
Short-term investment fund	309	—	—

Totals by level	$309	$218,204,393	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Multi-Cap Growth Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.9%)(a)
			Shares	Value

Aerospace and defense (4.0%)

Embraer SA ADR (Brazil)			128,600	$3,423,332

Esterline Technologies Corp.(NON)			33,900	1,903,146

Honeywell International, Inc.			143,900	8,598,025

Precision Castparts Corp.			50,212	8,201,628

United Technologies Corp.			52,400	4,102,396

				26,228,527
Air freight and logistics (1.0%)

FedEx Corp.			75,600	6,397,272

				6,397,272
Airlines (0.2%)

Delta Air Lines, Inc.(NON)			148,900	1,363,924

				1,363,924
Auto components (1.5%)

Allison Transmission Holdings, Inc.(S)			111,710	2,247,605

American Axle & Manufacturing Holdings, Inc.(NON)			312,109	3,517,468

Johnson Controls, Inc.			146,400	4,011,360

				9,776,433
Beverages (1.9%)

Beam, Inc.			45,314	2,607,368

Coca-Cola Enterprises, Inc.			238,300	7,451,641

PepsiCo, Inc.			36,300	2,568,951

				12,627,960
Biotechnology (1.4%)

Affymax, Inc.(NON)(S)			163,789	3,449,396

BioMarin Pharmaceuticals, Inc.(NON)(S)			52,300	2,106,121

Cubist Pharmaceuticals, Inc.(NON)			67,504	3,218,591

Dendreon Corp.(NON)(S)			73,136	353,247

				9,127,355
Building products (0.2%)

Owens Corning, Inc.(NON)			49,400	1,652,924

				1,652,924
Capital markets (2.6%)

Apollo Global Management, LLC Class A			124,527	1,825,566

Charles Schwab Corp. (The)(S)			365,200	4,670,908

Invesco, Ltd.			240,900	6,020,091

Raymond James Financial, Inc.			35,962	1,318,007

State Street Corp.			78,400	3,289,664

				17,124,236
Chemicals (3.9%)

Albemarle Corp.			48,300	2,544,444

Celanese Corp. Ser. A			194,967	7,391,199

FMC Corp.(S)			64,700	3,583,086

GSE Holding, Inc.(NON)			185,587	1,456,858

LyondellBasell Industries NV Class A (Netherlands)			63,041	3,256,698

Monsanto Co.			61,600	5,606,832

Tronox, Ltd. Class A			90,500	2,049,825

				25,888,942
Commercial services and supplies (0.8%)

Tyco International, Ltd.			93,500	5,260,310

				5,260,310
Communications equipment (3.4%)

Cisco Systems, Inc.			138,819	2,650,055

F5 Networks, Inc.(NON)(S)			26,700	2,795,490

Polycom, Inc.(NON)			294,718	2,908,867

Qualcomm, Inc.			224,117	14,005,071

				22,359,483
Computers and peripherals (11.1%)

Apple, Inc.			80,696	53,845,213

EMC Corp.(NON)			347,000	9,462,690

NetApp, Inc.(NON)			93,300	3,067,704

SanDisk Corp.(NON)			165,062	7,168,643

				73,544,250
Consumer finance (0.7%)

Capital One Financial Corp.			82,227	4,687,761

				4,687,761
Distributors (0.5%)

LKQ Corp.(NON)(S)			167,714	3,102,709

				3,102,709
Diversified financial services (1.2%)

Bank of America Corp.			321,500	2,838,845

Citigroup, Inc.			140,200	4,587,344

Moody's Corp.			19,604	865,909

				8,292,098
Diversified telecommunication services (0.2%)

Iridium Communications, Inc.(NON)(S)			213,772	1,564,811

				1,564,811
Electrical equipment (0.9%)

AMETEK, Inc.			82,850	2,937,033

GrafTech International, Ltd.(NON)(S)			118,815	1,068,147

Thermon Group Holdings, Inc.(NON)			74,517	1,862,180

				5,867,360
Electronic equipment, instruments, and components (0.4%)

TE Connectivity, Ltd.			77,800	2,645,978

				2,645,978
Energy equipment and services (4.9%)

Cameron International Corp.(NON)			136,400	7,647,948

Dresser-Rand Group, Inc.(NON)			24,800	1,366,728

Halliburton Co.			93,700	3,156,753

National Oilwell Varco, Inc.			76,500	6,128,415

Oil States International, Inc.(NON)			90,134	7,162,048

Schlumberger, Ltd.			97,000	7,016,010

				32,477,902
Food and staples retail (0.7%)

Walgreen Co.			124,100	4,522,204

				4,522,204
Food products (1.1%)

Hershey Co. (The)			47,400	3,360,186

Hillshire Brands Co.			34,600	926,588

Mead Johnson Nutrition Co.			45,700	3,348,896

				7,635,670
Health-care equipment and supplies (4.2%)

Baxter International, Inc.			177,276	10,682,652

Covidien PLC			154,900	9,204,158

St. Jude Medical, Inc.			69,850	2,942,781

Zimmer Holdings, Inc.			77,200	5,220,264

				28,049,855
Health-care providers and services (3.8%)

Aetna, Inc.			131,800	5,219,280

Catamaran Corp. (Canada)(NON)			44,526	4,362,212

CIGNA Corp.			80,552	3,799,638

Express Scripts Holding Co.(NON)			107,700	6,749,559

HealthSouth Corp.(NON)(S)			159,720	3,842,863

PSS World Medical, Inc.(NON)(S)			62,400	1,421,472

				25,395,024
Hotels, restaurants, and leisure (3.2%)

Las Vegas Sands Corp.			104,192	4,831,383

McDonald's Corp.			51,000	4,679,250

Penn National Gaming, Inc.(NON)			67,769	2,920,844

Starbucks Corp.			110,900	5,628,175

Wyndham Worldwide Corp.			58,533	3,071,812

				21,131,464
Household products (1.2%)

Colgate-Palmolive Co.			49,600	5,318,112

Procter & Gamble Co. (The)			41,300	2,864,568

				8,182,680
Independent power producers and energy traders (0.6%)

Calpine Corp.(NON)			248,400	4,297,320

				4,297,320
Insurance (1.1%)

Aon PLC			95,300	4,983,237

Fidelity National Financial, Inc. Class A			120,500	2,577,495

				7,560,732
Internet and catalog retail (3.3%)

Amazon.com, Inc.(NON)			30,100	7,655,032

HomeAway, Inc.(NON)(S)			80,900	1,897,105

HSN, Inc.			58,500	2,869,425

Priceline.com, Inc.(NON)			15,185	9,395,415

				21,816,977
Internet software and services (3.0%)

eBay, Inc.(NON)			152,600	7,387,366

Google, Inc. Class A(NON)			16,776	12,657,492

				20,044,858
IT Services (2.5%)

Cognizant Technology Solutions Corp.(NON)			43,400	3,034,528

Computer Sciences Corp.			42,100	1,356,041

Total Systems Services, Inc.			173,000	4,100,100

Visa, Inc. Class A(S)			59,300	7,962,804

				16,453,473
Life sciences tools and services (1.6%)

Agilent Technologies, Inc.			80,800	3,106,760

Bruker Corp.(NON)(S)			212,883	2,786,638

Thermo Fisher Scientific, Inc.			82,900	4,877,007

				10,770,405
Machinery (2.5%)

Cummins, Inc.			47,700	4,398,417

Eaton Corp.(S)			137,266	6,487,191

Edwards Group, Ltd. ADR (United Kingdom)(NON)			215,952	1,427,443

Timken Co.			111,000	4,124,760

				16,437,811
Marine (0.1%)

Kirby Corp.(NON)			6,662	368,275

				368,275
Media (2.8%)

Comcast Corp. Class A			147,700	5,283,229

Interpublic Group of Companies, Inc. (The)			398,000	4,425,760

Time Warner, Inc.			189,200	8,576,436

				18,285,425
Metals and mining (1.4%)

Barrick Gold Corp. (Canada)			72,600	3,031,776

Carpenter Technology Corp.			65,100	3,406,032

Rio Tinto PLC (United Kingdom)			40,134	1,876,117

Walter Energy, Inc.			32,175	1,044,401

				9,358,326
Multiline retail (1.8%)

Dollar General Corp.(NON)			128,365	6,615,932

Nordstrom, Inc.			96,652	5,333,257

				11,949,189
Oil, gas, and consumable fuels (3.7%)

Anadarko Petroleum Corp.			101,279	7,081,428

Cabot Oil & Gas Corp.			93,200	4,184,680

Cobalt International Energy, Inc.(NON)			45,700	1,017,739

Linn Energy, LLC (Units)			66,883	2,758,255

Noble Energy, Inc.			78,200	7,249,922

Suncor Energy, Inc. (Canada)			62,700	2,062,576

				24,354,600
Personal products (0.2%)

Avon Products, Inc.			94,100	1,500,895

				1,500,895
Pharmaceuticals (2.7%)

Auxilium Pharmaceuticals, Inc.(NON)			14,855	363,353

Eli Lilly & Co.			102,700	4,869,007

Jazz Pharmaceuticals PLC(NON)			15,600	889,356

Medicines Co. (The)(NON)			91,200	2,353,872

Shire PLC ADR (United Kingdom)			47,900	4,248,730

Watson Pharmaceuticals, Inc.(NON)			63,900	5,441,724

				18,166,042
Professional services (1.1%)

Nielsen Holdings NV(NON)			133,400	3,999,332

Verisk Analytics, Inc. Class A(NON)			74,400	3,542,184

				7,541,516
Real estate investment trusts (REITs) (0.7%)

American Campus Communities, Inc.(R)			52,400	2,299,312

American Tower Corp. Class A(R)			28,623	2,043,396

				4,342,708
Real estate management and development (0.5%)

CBRE Group, Inc. Class A(NON)			188,100	3,462,921

				3,462,921
Road and rail (0.4%)

Hertz Global Holdings, Inc.(NON)(S)			184,900	2,538,677

				2,538,677
Semiconductors and semiconductor equipment (2.8%)

Avago Technologies, Ltd. (Singapore)			156,305	5,449,574

Broadcom Corp. Class A(NON)			75,500	2,610,790

Cymer, Inc.(NON)			8,778	448,205

First Solar, Inc.(NON)(S)			95,750	2,120,384

Texas Instruments, Inc.			168,200	4,633,910

Xilinx, Inc.(S)			105,700	3,531,437

				18,794,300
Software (5.9%)

Check Point Software Technologies, Ltd. (Israel)(NON)			63,300	3,048,528

Informatica Corp.(NON)(S)			17,900	623,099

Microsoft Corp.			261,667	7,792,443

Oracle Corp.			292,250	9,202,953

Salesforce.com, Inc.(NON)(S)			47,804	7,299,193

SS&C Technologies Holdings, Inc.(NON)			119,229	3,005,763

Synchronoss Technologies, Inc.(NON)(S)			22,759	521,181

Synopsys, Inc.(NON)			142,100	4,692,142

VMware, Inc. Class A(NON)(S)			32,150	3,110,191

				39,295,493
Specialty retail (2.3%)

AutoZone, Inc.(NON)			8,300	3,068,261

Bed Bath & Beyond, Inc.(NON)			70,098	4,416,174

Dick's Sporting Goods, Inc.(S)			59,600	3,090,260

TJX Cos., Inc. (The)			109,104	4,886,768

				15,461,463
Textiles, apparel, and luxury goods (0.5%)

Coach, Inc.			65,100	3,646,902

				3,646,902
Tobacco (2.0%)

Lorillard, Inc.			32,600	3,796,270

Philip Morris International, Inc.			105,640	9,501,262

				13,297,532
Trading companies and distributors (0.4%)

WESCO International, Inc.(NON)(S)			40,902	2,339,591

				2,339,591

Total common stocks (cost $546,916,386)				$656,992,563

CONVERTIBLE PREFERRED STOCKS (0.5%)(a)
			Shares	Value

Iridium Communications, Inc. 144A $7.00 cv. pfd.(NON)			7,361	$736,100

Nielsen Holdings NV $3.125 cv. pfd.			18,859	1,057,873

United Technologies Corp. $3.75 cv. pfd.(NON)			24,400	1,368,840

Total convertible preferred stocks (cost $3,079,786)				$3,162,813

WARRANTS (-%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	359,195	$132,902

Total warrants (cost $362,787)				$132,902

SHORT-TERM INVESTMENTS (7.7%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)			46,744,740	$46,744,740

Putnam Money Market Liquidity Fund 0.14%(AFF)			3,501,910	3,501,910

U.S. Treasury Bills with effective yields ranging from 0.162% to 0.193%, March 7, 2013			$143,000	142,919

U.S. Treasury Bills with effective yields ranging from 0.158% to 0.167%, July 25, 2013			410,000	409,477

U.S. Treasury Bills with effective yields ranging from 0.139% to 0.159%, February 7, 2013			160,000	159,941

U.S. Treasury Bills with effective yields ranging from 0.104% to 0.112%, January 10, 2013			66,000	65,985

U.S. Treasury Bills with an effective yield of 0.084%, October 18, 2012			14,000	13,999

Total short-term investments (cost $51,038,884)				$51,038,971

TOTAL INVESTMENTS

Total investments (cost $601,397,843)(b)				$711,327,249

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $664,027,827.
(b)	The aggregate identified cost on a tax basis is $602,497,638, resulting in gross unrealized appreciation and depreciation of $128,745,788 and $19,916,177, respectively, or net unrealized appreciation of $108,829,611.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$9,887,200	$108,092,448	$114,477,738	$7,748	$3,501,910
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $44,168,417. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $46,744,740, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $465,750 to cover certain derivatives contracts.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$105,170,562	$—	$—
Consumer staples	47,766,941	—	—
Energy	56,832,502	—	—
Financials	45,470,456	—	—
Health care	91,508,681	—	—
Industrials	75,996,187	—	—
Information technology	193,137,835	—	—
Materials	33,371,151	1,876,117	—
Telecommunication services	1,564,811	—	—
Utilities	4,297,320	—	—
Total common stocks	655,116,446	1,876,117	—
Convertible preferred stocks	$1,368,840	$1,793,973	$—
Warrants	132,902	—	—
Short-term investments	3,501,910	47,537,061	—

Totals by level	$660,120,098	$51,207,151	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Equity contracts	$132,902	$—

Total	$132,902	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Multi-Cap Value Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.2%)(a)
	Shares	Value

Aerospace and defense (3.5%)

Esterline Technologies Corp.(NON)	2,300	$129,122

L-3 Communications Holdings, Inc.	6,630	475,437

Northrop Grumman Corp.(S)	8,960	595,213

		1,199,772
Auto components (0.8%)

American Axle & Manufacturing Holdings, Inc.(NON)(S)	11,560	130,281

Tenneco, Inc.(NON)	5,360	150,080

		280,361
Beverages (2.6%)

Coca-Cola Enterprises, Inc.	27,830	870,244

		870,244
Capital markets (4.1%)

Ameriprise Financial, Inc.	7,008	397,284

Charles Schwab Corp. (The)(S)	20,780	265,776

E*Trade Financial Corp.(NON)	10,762	94,813

Fortress Investment Group, LLC Class A	36,948	163,310

Invesco, Ltd.	11,590	289,634

Raymond James Financial, Inc.(S)	4,782	175,260

		1,386,077
Chemicals (2.8%)

Celanese Corp. Ser. A	8,660	328,301

Georgia Gulf Corp.	2,020	73,164

LyondellBasell Industries NV Class A (Netherlands)	8,720	450,475

Tronox, Ltd. Class A(S)	5,250	118,913

		970,853
Commercial banks (5.4%)

Bancorp, Inc. (The)(NON)	33,330	342,299

Fifth Third Bancorp	11,980	185,810

First Horizon National Corp.(S)	52,260	503,264

SunTrust Banks, Inc.	7,160	202,413

UMB Financial Corp.(S)	3,260	158,697

Wells Fargo & Co.	12,973	447,958

		1,840,441
Commercial services and supplies (4.1%)

ACCO Brands Corp.(NON)(S)	44,290	287,442

Healthcare Services Group, Inc.(S)	13,907	318,053

Tyco International, Ltd.	14,050	790,453

		1,395,948
Communications equipment (1.0%)

Polycom, Inc.(NON)	20,420	201,545

Tellabs, Inc.	41,510	146,945

		348,490
Computers and peripherals (0.9%)

Electronics for Imaging, Inc.(NON)	10,300	171,083

NetApp, Inc.(NON)	3,768	123,892

		294,975
Consumer finance (0.6%)

Discover Financial Services	5,430	215,734

		215,734
Containers and packaging (5.1%)

Sealed Air Corp.	31,200	482,352

Silgan Holdings, Inc.	29,170	1,269,187

		1,751,539
Diversified financial services (2.6%)

Bank of America Corp.	31,470	277,880

Citigroup, Inc.	8,640	282,701

JPMorgan Chase & Co.	8,210	332,341

		892,922
Electric utilities (2.6%)

American Electric Power Co., Inc.	5,400	237,276

Great Plains Energy, Inc.	21,490	478,367

XCEL Energy, Inc.	6,370	176,513

		892,156
Electrical equipment (1.6%)

AMETEK, Inc.	15,822	560,890

		560,890
Energy equipment and services (5.3%)

Cameron International Corp.(NON)	7,490	419,964

Ensco PLC Class A (United Kingdom)(S)	5,460	297,898

Halliburton Co.	9,400	316,686

Key Energy Services, Inc.(NON)	11,920	83,440

National Oilwell Varco, Inc.	4,730	378,920

Oil States International, Inc.(NON)	3,840	305,126

		1,802,034
Food products (0.6%)

Mead Johnson Nutrition Co.	2,900	212,512

		212,512
Health-care equipment and supplies (7.6%)

Alere, Inc.(NON)	24,590	479,259

CareFusion Corp.(NON)	6,140	174,315

Covidien PLC	15,196	902,946

Merit Medical Systems, Inc.(NON)(S)	32,892	491,078

St. Jude Medical, Inc.(S)	13,330	561,593

		2,609,191
Health-care providers and services (4.0%)

Aetna, Inc.	7,990	316,404

CIGNA Corp.	4,970	234,435

Mednax, Inc.(NON)	8,560	637,292

WellCare Health Plans, Inc.(NON)	3,100	175,305

		1,363,436
Hotels, restaurants, and leisure (1.1%)

McDonald's Corp.	3,970	364,248

		364,248
Household durables (2.5%)

Garmin, Ltd.(S)	4,870	203,274

Newell Rubbermaid, Inc.	20,826	397,568

NVR, Inc.(NON)	190	160,455

Skullcandy, Inc.(NON)(S)	6,690	91,988

		853,285
Household products (0.7%)

Church & Dwight Co., Inc.(S)	4,558	246,086

		246,086
Insurance (7.6%)

Brown & Brown, Inc.	9,320	242,972

Chubb Corp. (The)	3,380	257,826

Employers Holdings, Inc.(S)	13,240	242,689

Fidelity National Financial, Inc. Class A	6,960	148,870

Hartford Financial Services Group, Inc. (The)(S)	15,616	303,575

Marsh & McLennan Cos., Inc.	10,930	370,855

Validus Holdings, Ltd.	9,830	333,335

XL Group PLC	29,190	701,436

		2,601,558
IT Services (1.2%)

Computer Sciences Corp.	7,280	234,489

Total Systems Services, Inc.	7,854	186,140

		420,629
Leisure equipment and products (0.9%)

Mattel, Inc.(S)	8,520	302,290

		302,290
Machinery (6.6%)

Eaton Corp.(S)	5,770	272,690

Gardner Denver, Inc.(S)	6,390	386,020

Joy Global, Inc.	4,010	224,801

Snap-On, Inc.	12,740	915,624

Stanley Black & Decker, Inc.	4,200	320,250

Wabtec Corp.	1,720	138,099

		2,257,484
Media (2.4%)

Regal Entertainment Group Class A(S)	26,550	373,559

Time Warner, Inc.	10,020	454,207

		827,766
Metals and mining (0.6%)

Steel Dynamics, Inc.	17,460	196,076

		196,076
Multiline retail (0.7%)

Macy's, Inc.	5,970	224,591

		224,591
Multi-utilities (1.9%)

Ameren Corp.	9,550	311,999

DTE Energy Co.	5,730	343,456

		655,455
Office electronics (1.4%)

Xerox Corp.(S)	61,630	452,364

		452,364
Oil, gas, and consumable fuels (4.8%)

EXCO Resources, Inc.	19,200	153,792

Marathon Oil Corp.	21,500	635,755

Pioneer Natural Resources Co.	3,059	319,360

Southwestern Energy Co.(NON)	7,920	275,458

Swift Energy Co.(NON)(S)	11,420	238,450

		1,622,815
Personal products (1.6%)

Avon Products, Inc.(S)	20,380	325,061

Prestige Brands Holdings, Inc.(NON)	13,490	228,790

		553,851
Pharmaceuticals (3.7%)

Pfizer, Inc.	19,490	484,327

ViroPharma, Inc.(NON)(S)	14,898	450,218

Watson Pharmaceuticals, Inc.(NON)	3,750	319,350

		1,253,895
Software (1.1%)

Synopsys, Inc.(NON)	10,980	362,560

		362,560
Specialty retail (4.2%)

Abercrombie & Fitch Co. Class A(S)	2,765	93,789

Bed Bath & Beyond, Inc.(NON)(S)	2,300	144,900

Best Buy Co., Inc.(S)	25,540	439,033

GameStop Corp. Class A(S)	21,960	461,160

TJX Cos., Inc. (The)	6,760	302,780

		1,441,662

Total common stocks (cost $28,699,010)		$33,524,190

SHORT-TERM INVESTMENTS (21.1%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	6,606,460	$6,606,460

Putnam Money Market Liquidity Fund 0.14%(AFF)	607,962	607,962

Total short-term investments (cost $7,214,422)		$7,214,422

TOTAL INVESTMENTS

Total investments (cost $35,913,432)(b)		$40,738,612

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $34,155,617.
(b)	The aggregate identified cost on a tax basis is $36,565,335, resulting in gross unrealized appreciation and depreciation of $5,222,040 and $1,048,763, respectively, or net unrealized appreciation of $4,173,277.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund*	$682,787	$7,732,854	$7,807,679	$642	$607,962
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $6,404,237.
The fund received cash collateral of $6,606,460, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported— as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$4,294,203	$—	$—
Consumer staples	1,882,693	—	—
Energy	3,424,849	—	—
Financials	6,936,732	—	—
Health care	5,226,522	—	—
Industrials	5,414,094	—	—
Information technology	1,879,018	—	—
Materials	2,918,468	—	—
Utilities	1,547,611	—	—
Total common stocks	33,524,190	—	—
Short-term investments	607,962	6,606,460	—

Totals by level	$34,132,152	$6,606,460	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Research Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.3%)(a)
	Shares	Value

Aerospace and defense (4.0%)

Embraer SA ADR (Brazil)	1,782	$47,437

Esterline Technologies Corp.(NON)	893	50,133

General Dynamics Corp.	1,400	92,568

Honeywell International, Inc.	12,388	740,183

L-3 Communications Holdings, Inc.	7,066	506,703

Northrop Grumman Corp.(S)	4,091	271,765

Precision Castparts Corp.	706	115,318

Raytheon Co.(S)	1,400	80,024

United Technologies Corp.	4,353	340,796

		2,244,927
Air freight and logistics (0.8%)

FedEx Corp.	2,592	219,335

United Parcel Service, Inc. Class B	3,158	226,018

		445,353
Auto components (0.3%)

American Axle & Manufacturing Holdings, Inc.(NON)(S)	5,086	57,319

BorgWarner, Inc.(NON)(S)	373	25,778

Johnson Controls, Inc.	2,891	79,213

		162,310
Automobiles (0.4%)

Ford Motor Co.	17,751	175,025

General Motors Co.(NON)	900	20,475

Tesla Motors, Inc.(NON)(S)	1,747	51,152

		246,652
Beverages (1.2%)

Beam, Inc.	1,598	91,949

Coca-Cola Co. (The)	1,986	75,329

Coca-Cola Enterprises, Inc.	12,658	395,816

PepsiCo, Inc.	1,631	115,426

		678,520
Biotechnology (1.2%)

Affymax, Inc.(NON)(S)	6,400	134,784

Amgen, Inc.	2,586	218,052

Celgene Corp.(NON)	958	73,191

Dendreon Corp.(NON)(S)	6,935	33,496

Gilead Sciences, Inc.(NON)(S)	1,700	112,761

United Therapeutics Corp.(NON)(S)	1,800	100,584

		672,868
Building products (0.4%)

Fortune Brands Home & Security, Inc.(NON)	4,174	112,740

Owens Corning, Inc.(NON)(S)	3,300	110,418

		223,158
Capital markets (1.2%)

Ameriprise Financial, Inc.	1,269	71,940

BlackRock, Inc.	232	41,366

Blackstone Group LP (The)	2,002	28,589

Charles Schwab Corp. (The)(S)	7,766	99,327

Franklin Resources, Inc.	710	88,800

Invesco, Ltd.	3,678	91,913

KKR & Co. LP	2,149	32,471

State Street Corp.(S)	4,812	201,912

		656,318
Chemicals (2.2%)

Albemarle Corp.(S)	1,000	52,680

Celanese Corp. Ser. A	2,664	100,992

CF Industries Holdings, Inc.(S)	292	64,894

Dow Chemical Co. (The)	5,724	165,767

E.I. du Pont de Nemours & Co.	1,008	50,672

Eastman Chemical Co.(S)	1,700	96,917

FMC Corp.(S)	597	33,062

LyondellBasell Industries NV Class A (Netherlands)	3,100	160,146

Monsanto Co.	3,211	292,265

Mosaic Co. (The)	1,400	80,654

Tronox, Ltd. Class A(S)	5,765	130,577

		1,228,626
Commercial banks (2.4%)

BB&T Corp.	3,015	99,977

Comerica, Inc.	778	24,157

Fifth Third Bancorp	3,887	60,287

First Horizon National Corp.(S)	1,059	10,198

PNC Financial Services Group, Inc.	2,250	141,975

Regions Financial Corp.	6,013	43,354

SunTrust Banks, Inc.	2,267	64,088

Wells Fargo & Co.	24,945	861,351

Zions Bancorp.	798	16,483

		1,321,870
Commercial services and supplies (1.4%)

Iron Mountain, Inc.	450	15,350

Republic Services, Inc.	4,172	114,772

Tyco International, Ltd.	4,023	226,334

Tyco International, Ltd.(NON)	14,800	405,520

		761,976
Communications equipment (1.8%)

Cisco Systems, Inc.	22,131	422,481

F5 Networks, Inc.(NON)	300	31,410

JDS Uniphase Corp.(NON)	2,260	27,990

Qualcomm, Inc.	7,850	490,547

		972,428
Computers and peripherals (6.7%)

Apple, Inc.	4,003	2,671,038

EMC Corp.(NON)	17,300	471,771

Hewlett-Packard Co.(S)	10,310	175,889

NetApp, Inc.(NON)	2,400	78,912

SanDisk Corp.(NON)	7,253	314,998

		3,712,608
Construction and engineering (0.2%)

Fluor Corp.	1,758	98,940

		98,940
Consumer finance (1.3%)

American Express Co.	722	41,053

Capital One Financial Corp.	6,354	362,242

Discover Financial Services	7,200	286,056

SLM Corp.	2,000	31,440

		720,791
Containers and packaging (—%)

Sealed Air Corp.	819	12,662

		12,662
Distributors (—%)

Genuine Parts Co.	300	18,309

		18,309
Diversified financial services (4.2%)

Bank of America Corp.	32,867	290,216

Citigroup, Inc.	21,950	718,204

CME Group, Inc.	946	54,206

IntercontinentalExchange, Inc.(NON)	174	23,213

JPMorgan Chase & Co.	23,961	969,941

Moody's Corp.(S)	4,000	176,680

Nasdaq OMX Group, Inc. (The)	1,445	33,661

NYSE Euronext	1,925	47,451

		2,313,572
Diversified telecommunication services (2.4%)

AT&T, Inc.	16,900	637,130

Verizon Communications, Inc.(S)	15,264	695,580

		1,332,710
Electric utilities (2.0%)

American Electric Power Co., Inc.	4,100	180,154

Duke Energy Corp.	2,795	181,116

Edison International(S)	3,274	149,589

Exelon Corp.	1,200	42,696

NextEra Energy, Inc.	3,700	260,221

Southern Co. (The)	3,400	156,706

XCEL Energy, Inc.	4,200	116,382

		1,086,864
Electronic equipment, instruments, and components (0.2%)

TE Connectivity, Ltd.(S)	3,500	119,035

		119,035
Energy equipment and services (2.6%)

Baker Hughes, Inc.	1,700	76,891

Cameron International Corp.(NON)	2,520	141,296

Halliburton Co.	9,900	333,531

Nabors Industries, Ltd.(NON)	9,100	127,673

National Oilwell Varco, Inc.(S)	2,400	192,264

Schlumberger, Ltd.	7,330	530,179

Seadrill, Ltd. (Norway)(S)	800	31,376

		1,433,210
Food and staples retail (1.9%)

Costco Wholesale Corp.	1,170	117,146

CVS Caremark Corp.(S)	4,786	231,738

Kroger Co. (The)	3,000	70,620

Walgreen Co.(S)	4,705	171,450

Wal-Mart Stores, Inc.	5,919	436,822

		1,027,776
Food products (1.6%)

Archer Daniels-Midland Co.	1,949	52,974

Bunge, Ltd.	200	13,410

Dean Foods Co.(NON)	2,152	35,185

General Mills, Inc.(S)	2,500	99,625

Hershey Co. (The)	1,232	87,336

Hillshire Brands Co.	1,095	29,324

Hormel Foods Corp.	592	17,310

JM Smucker Co. (The)(S)	489	42,215

Kraft Foods, Inc. Class A(NON)	8,000	330,800

McCormick & Co., Inc. Class A (Non Voting Shares)(S)	775	48,081

Mead Johnson Nutrition Co.	1,893	138,719

Tyson Foods, Inc. Class A	1,100	17,622

		912,601
Health-care equipment and supplies (1.9%)

Baxter International, Inc.	3,950	238,027

Boston Scientific Corp.(NON)(S)	8,425	48,360

CareFusion Corp.(NON)	3,345	94,965

Covidien PLC(S)	3,759	223,360

Globus Medical, Inc. Class A(NON)	1,007	18,156

Intuitive Surgical, Inc.(NON)	100	49,563

Medtronic, Inc.	1,520	65,542

St. Jude Medical, Inc.(S)	3,427	144,380

Stryker Corp.(S)	462	25,715

Zimmer Holdings, Inc.(S)	1,800	121,716

		1,029,784
Health-care providers and services (2.1%)

Aetna, Inc.(S)	1,920	76,032

Catamaran Corp. (Canada)(NON)(S)	1,680	164,590

CIGNA Corp.	2,116	99,812

Express Scripts Holding Co.(NON)	3,636	227,868

Humana, Inc.	2,200	154,330

McKesson Corp.	500	43,015

UnitedHealth Group, Inc.(S)	5,900	326,919

WellCare Health Plans, Inc.(NON)	800	45,240

		1,137,806
Hotels, restaurants, and leisure (1.8%)

Las Vegas Sands Corp.	1,807	83,791

McDonald's Corp.(S)	5,327	488,752

Penn National Gaming, Inc.(NON)	2,700	116,370

Starbucks Corp.(S)	2,100	106,575

Vail Resorts, Inc.	1,260	72,639

Wyndham Worldwide Corp.	2,315	121,491

		989,618
Household durables (0.8%)

D.R. Horton, Inc.(S)	6,014	124,129

Newell Rubbermaid, Inc.	14,795	282,437

SodaStream International, Ltd. (Israel)(NON)(S)	600	23,502

		430,068
Household products (2.0%)

Colgate-Palmolive Co.(S)	2,717	291,317

Energizer Holdings, Inc.	777	57,972

Procter & Gamble Co. (The)	10,957	759,978

		1,109,267
Independent power producers and energy traders (0.3%)

AES Corp. (The)(NON)	5,828	63,933

Calpine Corp.(NON)	6,830	118,159

		182,092
Industrial conglomerates (1.6%)

General Electric Co.	38,833	881,897

		881,897
Insurance (3.6%)

ACE, Ltd.	1,771	133,888

Aflac, Inc.(S)	3,600	172,368

Allstate Corp. (The)	3,000	118,830

American International Group, Inc.(NON)	5,800	190,182

Aon PLC(S)	2,070	108,240

Assured Guaranty, Ltd.	5,950	81,039

Berkshire Hathaway, Inc. Class B(NON)	3,625	319,725

Chubb Corp. (The)	1,535	117,090

Hartford Financial Services Group, Inc. (The)(S)	4,900	95,256

Marsh & McLennan Cos., Inc.	3,100	105,183

MetLife, Inc.	6,000	206,760

Prudential Financial, Inc.	2,000	109,020

Travelers Cos., Inc. (The)	2,000	136,520

XL Group PLC	3,700	88,911

		1,983,012
Internet and catalog retail (1.5%)

Amazon.com, Inc.(NON)	1,890	480,665

HomeAway, Inc.(NON)(S)	2,894	67,864

Priceline.com, Inc.(NON)	472	292,041

		840,570
Internet software and services (2.1%)

eBay, Inc.(NON)	6,826	330,447

Google, Inc. Class A(NON)	1,140	860,130

		1,190,577
IT Services (3.1%)

Cognizant Technology Solutions Corp.(NON)	2,700	188,784

Computer Sciences Corp.	7,300	235,133

Fidelity National Information Services, Inc.	3,300	103,026

IBM Corp.	3,137	650,771

Visa, Inc. Class A(S)	4,183	561,693

		1,739,407
Leisure equipment and products (0.4%)

Hasbro, Inc.(S)	5,894	224,974

		224,974
Life sciences tools and services (0.5%)

Agilent Technologies, Inc.	2,337	89,858

Thermo Fisher Scientific, Inc.	2,864	168,489

		258,347
Machinery (1.2%)

Cummins, Inc.(S)	800	73,768

Eaton Corp.(S)	6,084	287,530

Joy Global, Inc.(S)	620	34,757

Pall Corp.	397	25,206

Parker Hannifin Corp.	400	33,432

Stanley Black & Decker, Inc.	2,396	182,695

Xylem, Inc.	796	20,019

		657,407
Media (3.5%)

Comcast Corp. Class A	14,762	528,037

DIRECTV(NON)	4,000	209,840

DISH Network Corp. Class A	3,600	110,196

News Corp. Class A	11,543	283,150

Time Warner Cable, Inc.	1,000	95,060

Time Warner, Inc.(S)	8,162	369,983

Walt Disney Co. (The)(S)	6,562	343,061

		1,939,327
Metals and mining (0.8%)

Allegheny Technologies, Inc.	1,400	44,660

First Quantum Minerals, Ltd. (Canada)	600	12,786

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	4,669	184,799

Goldcorp, Inc. (Canada)	100	4,585

Newmont Mining Corp.	1,900	106,419

Rio Tinto PLC (United Kingdom)	975	45,578

Walter Energy, Inc.	1,800	58,428

		457,255
Multiline retail (1.3%)

Dollar General Corp.(NON)	1,881	96,947

Macy's, Inc.	4,805	180,764

Nordstrom, Inc.(S)	3,173	175,086

Target Corp.	3,931	249,501

		702,298
Multi-utilities (0.8%)

Ameren Corp.	947	30,938

Consolidated Edison, Inc.	1,000	59,890

Dominion Resources, Inc.	3,100	164,114

National Grid PLC ADR (United Kingdom)	871	48,219

PG&E Corp.(S)	1,319	56,282

SCANA Corp.(S)	1,200	57,924

Sempra Energy(S)	700	45,143

		462,510
Oil, gas, and consumable fuels (8.5%)

Anadarko Petroleum Corp.	5,568	389,315

Chevron Corp.	5,790	674,882

EOG Resources, Inc.	1,846	206,844

EXCO Resources, Inc.(S)	5,900	47,259

Exxon Mobil Corp.	22,397	2,048,206

HollyFrontier Corp.	800	33,016

Marathon Oil Corp.	13,379	395,617

Noble Energy, Inc.(S)	4,321	400,600

Southwestern Energy Co.(NON)(S)	11,715	407,448

Spectra Energy Corp.	4,400	129,184

		4,732,371
Paper and forest products (0.5%)

International Paper Co.	4,231	153,670

MeadWestvaco Corp.	3,400	104,040

		257,710
Personal products (0.6%)

Avon Products, Inc.(S)	21,830	348,189

		348,189
Pharmaceuticals (6.4%)

Abbott Laboratories	5,255	360,283

Auxilium Pharmaceuticals, Inc.(NON)	3,974	97,204

Bristol-Myers Squibb Co.	2,700	91,125

Eli Lilly & Co.	8,500	402,985

Johnson & Johnson(S)	12,936	891,420

Merck & Co., Inc.	14,895	671,765

Pfizer, Inc.	35,385	879,317

Watson Pharmaceuticals, Inc.(NON)	2,100	178,836

		3,572,935
Professional services (0.4%)

Nielsen Holdings NV(NON)	2,891	86,672

Verisk Analytics, Inc. Class A(NON)	2,600	123,786

		210,458
Real estate investment trusts (REITs) (1.8%)

American Tower Corp. Class A	2,323	165,839

Boston Properties, Inc.	1,100	121,671

Equity Residential Trust	2,400	138,072

HCP, Inc.	1,400	62,272

Prologis, Inc.	3,693	129,366

Public Storage	400	55,668

Simon Property Group, Inc.	1,792	272,044

Ventas, Inc.	500	31,125

Vornado Realty Trust	300	24,315

		1,000,372
Semiconductors and semiconductor equipment (2.0%)

Broadcom Corp. Class A(NON)	3,400	117,572

Cymer, Inc.(NON)	900	45,954

First Solar, Inc.(NON)(S)	8,177	181,080

Intel Corp.	8,400	190,512

Texas Instruments, Inc.(S)	13,119	361,428

Xilinx, Inc.(S)	6,800	227,188

		1,123,734
Software (3.4%)

Autodesk, Inc.(NON)	492	16,418

Electronic Arts, Inc.(NON)	988	12,538

Microsoft Corp.	38,889	1,158,114

Oracle Corp.	16,399	516,405

Salesforce.com, Inc.(NON)(S)	654	99,859

VMware, Inc. Class A(NON)(S)	1,137	109,993

		1,913,327
Specialty retail (1.5%)

AutoZone, Inc.(NON)	169	62,474

Bed Bath & Beyond, Inc.(NON)(S)	4,370	275,310

Best Buy Co., Inc.(S)	1,900	32,661

CarMax, Inc.(NON)(S)	200	5,660

GameStop Corp. Class A	500	10,500

Limited Brands, Inc.	679	33,448

Lowe's Cos., Inc.	3,999	120,930

Office Depot, Inc.(NON)	2,538	6,497

O'Reilly Automotive, Inc.(NON)	500	41,810

Staples, Inc.(S)	2,100	24,192

TJX Cos., Inc. (The)	5,208	233,266

		846,748
Textiles, apparel, and luxury goods (0.5%)

Coach, Inc.	3,138	175,791

NIKE, Inc. Class B	1,318	125,091

		300,882
Tobacco (2.4%)

Altria Group, Inc.	7,501	250,458

Lorillard, Inc.	2,243	261,197

Philip Morris International, Inc.	9,059	814,766

		1,326,421
Water utilities (0.1%)

American Water Works Co., Inc.	1,700	63,002

		63,002
Wireless telecommunication services (0.5%)

Sprint Nextel Corp.(NON)	51,600	284,832

		284,832

Total common stocks (cost $47,254,489)		$54,601,281

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	31	$32,938

Nielsen Holdings NV $3.125 cv. pfd.	772	43,304

United Technologies Corp. $3.75 cv. pfd.(NON)	1,874	105,131

Total convertible preferred stocks (cost $174,036)		$181,373

SHORT-TERM INVESTMENTS (20.2%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	10,378,430	$10,378,430

Putnam Money Market Liquidity Fund 0.14%(AFF)	783,032	783,032

U.S. Treasury Bills with an effective yield of 0.172%, May 30, 2013(SEG)	$1,000	999

U.S. Treasury Bills with effective yields ranging from 0.163% to 0.170%, April 4, 2013(SEG)	33,000	32,977

U.S. Treasury Bills with effective yields ranging from 0.156% to 0.158%, February 7, 2013(SEG)	43,000	42,984

Total short-term investments (cost $11,238,407)		$11,238,422

TOTAL INVESTMENTS

Total investments (cost $58,666,932)(b)		$66,021,076

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $498,121) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Credit Suisse AG
	Euro	Sell	10/17/12	$509,340	$498,121	$(11,219)

Total						$(11,219)

FUTURES CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	1	$358,550	Dec-12	$396

Total				$396

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $55,521,212.
(b)	The aggregate identified cost on a tax basis is $59,654,606, resulting in gross unrealized appreciation and depreciation of $7,817,281 and $1,450,811, respectively, or net unrealized appreciation of $6,366,470.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$54,297	$6,964,012	$6,235,277	$584	$783,032
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $10,101,510.
The fund received cash collateral of $10,378,430, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $11,659 to cover certain derivatives contracts.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
The fund had an average number of contracts of approximately 1 on futures contracts for the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $800,000 on forward currency contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $11,219 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$6,701,756	$—	$—
Consumer staples	5,402,774	—	—
Energy	6,165,581	—	—
Financials	7,995,935	—	—
Health care	6,671,740	—	—
Industrials	5,524,116	—	—
Information technology	10,771,116	—	—
Materials	1,910,675	45,578	—
Telecommunication services	1,617,542	—	—
Utilities	1,794,468	—	—
Total common stocks	54,555,703	45,578	—
Convertible preferred stocks	105,131	76,242	—
Short-term investments	783,032	10,455,390	—

Totals by level	$55,443,866	$10,577,210	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(11,219)	$—
Futures contracts	396	—	—

Totals by level	$396	$(11,219)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$11,219
Equity contracts	396	—

Total	$396	$11,219

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Small Cap Value Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (95.8%)(a)
	Shares	Value

Aerospace and defense (0.3%)

Innovative Solutions & Support, Inc.(NON)	141,231	$562,099

		562,099
Airlines (0.2%)

SkyWest, Inc.	41,869	432,507

		432,507
Auto components (1.3%)

American Axle & Manufacturing Holdings, Inc.(NON)(S)	138,600	1,562,022

Modine Manufacturing Co.(NON)	83,598	616,953

Stoneridge, Inc.(NON)	144,321	717,275

		2,896,250
Biotechnology (0.5%)

Spectrum Pharmaceuticals, Inc.(NON)(S)	94,200	1,102,140

		1,102,140
Building products (0.5%)

NCI Building Systems, Inc.(NON)	108,834	1,091,605

		1,091,605
Capital markets (1.3%)

Cowen Group, Inc. Class A(NON)	436,415	1,178,321

Horizon Technology Finance Corp.	35,009	565,745

Medley Capital Corp.	68,219	959,841

		2,703,907
Chemicals (4.3%)

Cabot Corp.	28,900	1,056,873

HB Fuller Co.(S)	26,000	797,680

LSB Industries, Inc.(NON)	28,700	1,259,069

Minerals Technologies, Inc.	20,200	1,432,786

Olin Corp.(S)	54,700	1,188,631

OM Group, Inc.(NON)	65,700	1,218,078

RPM International, Inc.(S)	53,039	1,513,733

Tronox, Ltd. Class A(S)	40,500	917,325

		9,384,175
Commercial banks (8.6%)

Bancorp, Inc. (The)(NON)	145,585	1,495,158

Eagle Bancorp, Inc.(NON)(S)	62,700	1,048,344

Financial Institutions, Inc.(S)	84,782	1,580,336

First Citizens BancShares, Inc. Class A	7,748	1,262,149

First Connecticut Bancorp, Inc.	16,418	221,807

First of Long Island Corp. (The)(S)	27,196	837,909

Investors Bancorp, Inc.(NON)	87,508	1,596,146

Lakeland Financial Corp.(S)	35,754	986,810

Metro Bancorp, Inc.(NON)	84,181	1,066,573

National Bank Holdings Corp. Class A(NON)	48,781	949,278

Oriental Financial Group (Puerto Rico)(S)	152,600	1,605,352

Popular, Inc. (Puerto Rico)(NON)(S)	69,420	1,209,991

PrivateBancorp, Inc.	39,000	623,610

State Bank Financial Corp.	86,000	1,418,140

TCF Financial Corp.	94,100	1,123,554

Western Alliance Bancorp(NON)	150,200	1,532,040

		18,557,197
Commercial services and supplies (2.7%)

ACCO Brands Corp.(NON)(S)	163,527	1,061,290

Deluxe Corp.(S)	60,100	1,836,656

Ennis, Inc.	73,606	1,207,874

Portfolio Recovery Associates, Inc.(NON)(S)	17,000	1,775,310

		5,881,130
Communications equipment (3.0%)

Ceragon Networks, Ltd. (Israel)(NON)(S)	159,807	910,900

Emulex Corp.(NON)	198,700	1,432,627

Extreme Networks(NON)	363,688	1,214,718

Oplink Communications, Inc.(NON)	96,842	1,601,767

Polycom, Inc.(NON)	125,500	1,238,685

		6,398,697
Computers and peripherals (2.3%)

BancTec, Inc. 144A(F)(NON)	152,299	685,346

Datalink Corp.(NON)(S)	148,650	1,230,822

Electronics for Imaging, Inc.(NON)	88,600	1,471,646

Lexmark International, Inc. Class A	49,500	1,101,375

SMART Technologies, Inc. Class A (Canada)(NON)	258,400	421,192

		4,910,381
Construction and engineering (1.4%)

EMCOR Group, Inc.(S)	37,400	1,067,396

Great Lakes Dredge & Dock Corp.	141,600	1,090,320

Orion Marine Group, Inc.(NON)	82,173	610,545

UniTek Global Services, Inc.(NON)	69,117	297,203

		3,065,464
Containers and packaging (0.8%)

Grief, Inc. Class A	11,857	523,842

Rock-Tenn Co. Class A	16,800	1,212,624

		1,736,466
Distributors (1.3%)

Core-Mark Holding Co., Inc.	33,139	1,594,317

VOXX International Corp.(NON)	151,466	1,132,966

		2,727,283
Diversified consumer services (0.8%)

Corinthian Colleges, Inc.(NON)(S)	277,400	660,212

Steiner Leisure, Ltd. (Bahamas)(NON)	20,900	972,895

		1,633,107
Diversified financial services (0.7%)

NewStar Financial, Inc.(NON)(S)	34,149	409,447

PHH Corp.(NON)	53,600	1,090,760

		1,500,207
Diversified telecommunication services (0.7%)

Cogent Communications Group, Inc.(S)	66,632	1,531,870

		1,531,870
Electric utilities (2.9%)

NV Energy, Inc.	117,700	2,119,777

UIL Holdings Corp.(S)	56,138	2,013,109

UNS Energy Corp.	52,634	2,203,259

		6,336,145
Electrical equipment (0.5%)

General Cable Corp.(NON)(S)	33,200	975,416

		975,416
Electronic equipment, instruments, and components (0.6%)

Electro Scientific Industries, Inc.	113,389	1,385,614

		1,385,614
Energy equipment and services (1.6%)

Key Energy Services, Inc.(NON)	121,600	851,200

Pioneer Energy Services Corp.(NON)(S)	126,996	989,299

Tidewater, Inc.	35,936	1,743,974

		3,584,473
Food and staples retail (1.7%)

Harris Teeter Supermarkets, Inc.(S)	28,593	1,110,552

Spartan Stores, Inc.	80,259	1,228,765

Weis Markets, Inc.(S)	33,443	1,415,642

		3,754,959
Food products (0.8%)

Post Holdings, Inc.(NON)	42,800	1,286,568

Sanderson Farms, Inc.	12,500	554,625

		1,841,193
Gas utilities (1.1%)

Southwest Gas Corp.	53,931	2,383,750

		2,383,750
Health-care equipment and supplies (0.8%)

Cutera, Inc.(NON)	123,651	923,673

Syneron Medical, Ltd. (Israel)(NON)	76,300	743,925

		1,667,598
Health-care providers and services (4.4%)

Addus HomeCare Corp.(NON)	146,986	793,724

Centene Corp.(NON)(S)	30,100	1,126,041

Ensign Group, Inc. (The)(S)	57,400	1,756,727

Metropolitan Health Networks, Inc.(NON)(S)	148,643	1,388,326

PharMerica Corp.(NON)	144,100	1,824,306

Providence Service Corp. (The)(NON)	77,500	1,006,725

Triple-S Management Corp. Class B (Puerto Rico)(NON)	76,200	1,592,580

		9,488,429
Health-care technology (0.9%)

MedAssets, Inc.(NON)	115,500	2,055,900

		2,055,900
Hotels, restaurants, and leisure (1.0%)

Marriott Vacations Worldwide Corp.(NON)	41,099	1,480,386

Morgans Hotel Group Co.(NON)	115,400	740,868

		2,221,254
Household durables (2.5%)

La-Z-Boy, Inc.(NON)(S)	93,500	1,367,905

M/I Homes, Inc.(NON)(S)	72,944	1,410,737

NACCO Industries, Inc. Class A	10,200	1,279,182

Newell Rubbermaid, Inc.	73,588	1,404,795

		5,462,619
Household products (0.3%)

Spectrum Brands Holdings, Inc.(NON)(S)	16,500	660,165

		660,165
Insurance (6.8%)

Allied World Assurance Co. Holdings AG	26,800	2,070,300

American Financial Group, Inc.	34,743	1,316,760

Amtrust Financial Services, Inc.(S)	20,350	521,367

Arch Capital Group, Ltd.(NON)(S)	49,238	2,052,240

Employers Holdings, Inc.(S)	55,021	1,008,535

Flagstone Reinsurance Holdings SA (Luxembourg)	152,300	1,308,257

Maiden Holdings, Ltd. (Bermuda)	127,200	1,130,808

PartnerRe, Ltd.	16,300	1,210,764

Reinsurance Group of America, Inc. Class A	33,095	1,915,208

Validus Holdings, Ltd.	65,354	2,216,154

		14,750,393
Internet software and services (2.1%)

Earthlink, Inc.	236,100	1,681,032

Perficient, Inc.(NON)	96,400	1,163,548

Web.com Group, Inc.(NON)(S)	98,086	1,760,644

		4,605,224
IT Services (1.5%)

Ciber, Inc.(NON)	297,800	1,033,366

Convergys Corp.(S)	77,400	1,212,858

InterXion Holding NV (Netherlands)(NON)	48,700	1,106,464

		3,352,688
Leisure equipment and products (0.9%)

Brunswick Corp.	44,500	1,007,035

LeapFrog Enterprises, Inc.(NON)	95,461	861,058

		1,868,093
Machinery (2.5%)

Columbus McKinnon Corp.(NON)	71,700	1,083,387

Edwards Group, Ltd. ADR (United Kingdom)(NON)	151,405	1,000,787

EnPro Industries, Inc.(NON)(S)	32,800	1,181,128

Greenbrier Companies, Inc.(NON)(S)	65,353	1,054,797

Hyster-Yale Materials Holdings, Inc.(NON)	1,004	40,235

Manitowoc Co., Inc. (The)(S)	75,100	1,001,834

		5,362,168
Media (0.1%)

MDC Partners, Inc.	18,616	229,721

		229,721
Metals and mining (0.5%)

Metals USA Holdings Corp.(NON)	77,095	1,030,760

		1,030,760
Multiline retail (0.5%)

Gordmans Stores, Inc.(NON)	55,835	1,030,156

		1,030,156
Multi-utilities (1.6%)

Avista Corp.	77,431	1,993,074

CMS Energy Corp.	65,000	1,530,750

		3,523,824
Oil, gas, and consumable fuels (4.1%)

Energen Corp.	35,493	1,860,188

EPL Oil & Gas, Inc.(NON)	51,900	1,053,051

EXCO Resources, Inc.(S)	112,500	901,125

Gulfport Energy Corp.(NON)	29,300	915,918

Midstates Petroleum Co., Inc.(NON)(S)	77,100	666,915

Scorpio Tankers, Inc. (Monaco)(NON)	154,324	925,944

SM Energy Co.	18,901	1,022,733

Swift Energy Co.(NON)(S)	79,100	1,651,608

		8,997,482
Paper and forest products (0.5%)

Domtar Corp. (Canada)	14,400	1,127,376

		1,127,376
Pharmaceuticals (0.6%)

Medicines Co. (The)(NON)	53,238	1,374,073

		1,374,073
Professional services (0.5%)

Kforce, Inc.(NON)(S)	96,700	1,140,093

		1,140,093
Real estate investment trusts (REITs) (7.4%)

American Assets Trust, Inc.	40,820	1,093,568

American Capital Agency Corp.	32,800	1,134,552

Campus Crest Communities, Inc.	97,506	1,053,065

Colony Financial, Inc.	74,000	1,441,520

Education Realty Trust, Inc.	94,806	1,033,385

Entertainment Properties Trust	22,500	999,675

LaSalle Hotel Properties	31,993	853,893

MFA Financial, Inc.	138,781	1,179,639

National Health Investors, Inc.(S)	21,600	1,111,104

One Liberty Properties, Inc.	62,488	1,165,401

Piedmont Office Realty Trust, Inc. Class A	50,900	882,606

PS Business Parks, Inc.	16,200	1,082,484

Summit Hotel Properties, Inc.	238,010	2,032,605

Taubman Centers, Inc.	13,646	1,047,058

		16,110,555
Road and rail (1.4%)

Quality Distribution, Inc.(NON)	118,700	1,097,975

Roadrunner Transportation Systems, Inc.(NON)	60,300	975,654

Saia, Inc.(NON)(S)	43,812	882,374

		2,956,003
Semiconductors and semiconductor equipment (2.8%)

Advanced Energy Industries, Inc.(NON)(S)	59,774	736,416

Integrated Silicon Solutions, Inc.(NON)	140,900	1,304,734

Photronics, Inc.(NON)(S)	225,900	1,213,083

RF Micro Devices, Inc.(NON)	332,800	1,314,560

Silicon Image, Inc.(NON)	326,200	1,497,258

		6,066,051
Software (1.3%)

Actuate Corp.(NON)	186,800	1,313,204

Mentor Graphics Corp.(NON)	100,300	1,552,644

		2,865,848
Specialty retail (4.6%)

Aaron's, Inc.(S)	40,900	1,137,429

Aeropostale, Inc.(NON)	61,100	826,683

American Eagle Outfitters, Inc.(S)	43,200	910,656

Ascena Retail Group, Inc.(NON)	47,672	1,022,564

Citi Trends, Inc.(NON)	69,800	876,339

Lithia Motors, Inc. Class A(S)	41,600	1,385,696

Pep Boys - Manny, Moe & Jack (The)(S)	110,800	1,127,944

Sonic Automotive, Inc. Class A	75,500	1,432,990

Stage Stores, Inc.	61,435	1,293,821

		10,014,122
Textiles, apparel, and luxury goods (1.1%)

G-III Apparel Group, Ltd.(NON)(S)	36,300	1,303,170

PVH Corp.	10,743	1,006,834

		2,310,004
Thrifts and mortgage finance (4.3%)

Berkshire Hills Bancorp, Inc.(S)	60,900	1,393,392

BofI Holding, Inc.(NON)	57,693	1,502,903

Brookline Bancorp, Inc.	110,800	977,256

EverBank Financial Corp.	104,620	1,440,617

HomeStreet, Inc.(NON)	7,224	274,945

Rockville Financial, Inc.	106,400	1,303,400

United Financial Bancorp, Inc.	85,288	1,234,117

Walker & Dunlop, Inc.(NON)(S)	83,618	1,285,209

		9,411,839
Trading companies and distributors (0.4%)

DXP Enterprises, Inc.(NON)	20,239	966,817

		966,817
Transportation infrastructure (0.5%)

Aegean Marine Petroleum Network, Inc. (Greece)(S)	182,200	1,105,956

		1,105,956

Total common stocks (cost $187,745,027)		$208,131,246

INVESTMENT COMPANIES (0.8%)(a)
	Shares	Value

Hercules Technology Growth Capital, Inc.	150,916	$1,661,585

Total investment Companies (cost $1,328,903)		$1,661,585

SHORT-TERM INVESTMENTS (21.7%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	40,775,942	$40,775,942

Putnam Money Market Liquidity Fund 0.14%(AFF)	6,337,867	6,337,867

Total short-term investments (cost $47,113,809)		$47,113,809

TOTAL INVESTMENTS

Total investments (cost $236,187,739)(b)		$256,906,640

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012. Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $217,246,132.
(b)	The aggregate identified cost on a tax basis is $238,626,468, resulting in gross unrealized appreciation and depreciation of $36,275,525 and $17,995,353, respectively, or net unrealized appreciation of $18,280,172.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund which is under common ownership or control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund*	$6,225,966	$55,167,006	$55,055,105	$5,501	$6,337,867
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $39,372,677.
The fund received cash collateral of $40,775,942, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$30,392,609	$—	$—
Consumer staples	6,256,317	—	—
Energy	12,581,955	—	—
Financials	63,034,098	—	—
Health care	15,688,140	—	—
Industrials	23,539,258	—	—
Information technology	28,899,157	685,346	—
Materials	13,278,777	—	—
Telecommunication services	1,531,870	—	—
Utilities	12,243,719	—	—
Total common stocks	207,445,900	685,346	—
Investment companies	1,661,585	—	—
Short-term investments	6,337,867	40,775,942	—

Totals by level	$215,445,352	$41,461,288	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam VT Voyager Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (94.0%)(a)
			Shares	Value

Aerospace and defense (4.2%)

General Dynamics Corp.			36,700	$2,426,604

Honeywell International, Inc.			169,300	10,115,675

L-3 Communications Holdings, Inc.			61,100	4,381,481

Precision Castparts Corp.			27,200	4,442,848

United Technologies Corp.			148,900	11,657,381

				33,023,989
Air freight and logistics (0.3%)

FedEx Corp.			29,200	2,470,904

				2,470,904
Airlines (0.6%)

Delta Air Lines, Inc.(NON)			472,270	4,325,993

				4,325,993
Auto components (2.8%)

American Axle & Manufacturing Holdings, Inc.(NON)			104,919	1,182,437

Goodyear Tire & Rubber Co. (The)(NON)			462,627	5,639,423

Johnson Controls, Inc.			256,051	7,015,797

Tenneco, Inc.(NON)			118,853	3,327,884

TRW Automotive Holdings Corp.(NON)			23,000	1,005,330

Valeo SA (France)			81,028	3,761,748

				21,932,619
Automobiles (1.6%)

Fiat SpA (Italy)(NON)			663,739	3,556,341

General Motors Co.(NON)			71,900	1,635,725

Nissan Motor Co., Ltd. (Japan)			379,000	3,226,788

Tesla Motors, Inc.(NON)(S)			147,395	4,315,726

				12,734,580
Biotechnology (0.8%)

Celgene Corp.(NON)			27,400	2,093,360

Dendreon Corp.(NON)(S)			297,800	1,438,374

Gilead Sciences, Inc.(NON)			35,600	2,361,348

				5,893,082
Building products (0.5%)

Owens Corning, Inc.(NON)			123,917	4,146,263

				4,146,263
Capital markets (2.0%)

Blackstone Group LP (The)			250,437	3,576,240

Charles Schwab Corp. (The)(S)			299,100	3,825,489

KKR & Co. LP			132,590	2,003,435

Morgan Stanley			158,500	2,653,290

State Street Corp.			87,297	3,662,982

				15,721,436
Chemicals (4.1%)

Celanese Corp. Ser. A			165,300	6,266,523

Monsanto Co.			40,000	3,640,800

Tronox, Ltd. Class A			996,453	22,569,660

				32,476,983
Commercial services and supplies (0.7%)

Tyco International, Ltd.(WI)			73,800	4,151,988

Tyco International, Ltd.(NON)			43,020	1,178,748

				5,330,736
Communications equipment (3.9%)

Cisco Systems, Inc.			120,793	2,305,938

F5 Networks, Inc.(NON)(S)			36,100	3,779,670

Polycom, Inc.(NON)			205,512	2,028,403

Qualcomm, Inc.			368,691	23,039,501

				31,153,512
Computers and peripherals (12.0%)

Apple, Inc.			101,460	67,700,200

EMC Corp.(NON)			540,900	14,750,343

Hewlett-Packard Co.			178,200	3,040,092

NetApp, Inc.(NON)(S)			29,900	983,112

SanDisk Corp.(NON)			200,152	8,692,601

				95,166,348
Construction materials (0.1%)

China Shanshui Cement Group, Ltd. (China)			1,522,000	988,126

				988,126
Consumer finance (0.4%)

Capital One Financial Corp.			55,246	3,149,574

				3,149,574
Diversified financial services (2.0%)

Bank of America Corp.			72,900	643,707

Citigroup, Inc.			255,900	8,373,048

JPMorgan Chase & Co.			160,250	6,486,920

				15,503,675
Electronic equipment, instruments, and components (1.0%)

Corning, Inc.			235,900	3,102,085

Hollysys Automation Technologies, Ltd. (China)(NON)(S)			259,466	2,532,388

TE Connectivity, Ltd.			57,900	1,969,179

				7,603,652
Energy equipment and services (5.4%)

Baker Hughes, Inc.(S)			14,000	633,220

Cameron International Corp.(NON)			80,600	4,519,242

Halliburton Co.			439,079	14,792,572

Nabors Industries, Ltd.(NON)			105,600	1,481,568

National Oilwell Varco, Inc.			55,700	4,462,127

Oil States International, Inc.(NON)			48,200	3,829,972

Schlumberger, Ltd.			174,925	12,652,325

				42,371,026
Food and staples retail (0.3%)

Walgreen Co.			75,000	2,733,000

				2,733,000
Food products (0.5%)

Mead Johnson Nutrition Co.			55,900	4,096,352

				4,096,352
Health-care equipment and supplies (2.1%)

Baxter International, Inc.			146,300	8,816,038

Covidien PLC			57,400	3,410,708

St. Jude Medical, Inc.(S)			100,100	4,217,213

				16,443,959
Health-care providers and services (2.7%)

Aetna, Inc.			73,900	2,926,440

AmerisourceBergen Corp.			20,400	789,684

Catamaran Corp. (Canada)(NON)			57,732	5,656,004

CIGNA Corp.			45,000	2,122,650

Express Scripts Holding Co.(NON)			120,069	7,524,724

Humana, Inc.			23,700	1,662,555

UnitedHealth Group, Inc.			14,600	808,986

				21,491,043
Health-care technology (0.1%)

Allscripts Healthcare Solutions, Inc.(NON)			74,600	927,278

				927,278
Hotels, restaurants, and leisure (2.6%)

Las Vegas Sands Corp.			142,900	6,626,273

McDonald's Corp.			8,200	752,350

Penn National Gaming, Inc.(NON)			41,100	1,771,410

Sands China, Ltd. (Hong Kong)			295,200	1,096,101

Starbucks Corp.			185,600	9,419,200

Starwood Hotels & Resorts Worldwide, Inc.			21,400	1,240,344

				20,905,678
Industrial conglomerates (0.2%)

General Electric Co.			84,200	1,912,182

				1,912,182
Insurance (5.4%)

Aflac, Inc.			210,554	10,081,326

Assured Guaranty, Ltd.			940,175	12,805,184

Fidelity National Financial, Inc. Class A			41,700	891,963

Hartford Financial Services Group, Inc. (The)(S)			570,324	11,087,099

MetLife, Inc.			163,000	5,616,980

Prudential PLC (United Kingdom)			187,175	2,428,753

				42,911,305
Internet and catalog retail (1.5%)

HomeAway, Inc.(NON)(S)			132,400	3,104,780

Priceline.com, Inc.(NON)			14,403	8,911,568

				12,016,348
Internet software and services (3.1%)

Baidu, Inc. ADR (China)(NON)(S)			17,200	2,009,304

eBay, Inc.(NON)			55,000	2,662,550

Facebook, Inc. Class A(NON)			38,200	827,030

Facebook, Inc. Class B(F)(NON)			24,080	469,199

Google, Inc. Class A(NON)			24,405	18,413,573

				24,381,656
IT Services (2.5%)

Cognizant Technology Solutions Corp.(NON)			36,600	2,559,072

Computer Sciences Corp.			98,500	3,172,685

Total Systems Services, Inc.			36,800	872,160

Unisys Corp.(NON)			351,531	7,318,875

Visa, Inc. Class A			42,000	5,639,760

				19,562,552
Leisure equipment and products (0.8%)

Brunswick Corp.(S)			281,300	6,365,819

				6,365,819
Life sciences tools and services (0.7%)

Thermo Fisher Scientific, Inc.			95,500	5,618,265

				5,618,265
Machinery (2.1%)

China National Materials Co., Ltd. (China)			3,194,000	897,106

Cummins, Inc.			33,800	3,116,698

Eaton Corp.(S)			161,200	7,618,312

Joy Global, Inc.(S)			24,300	1,362,258

Stanley Black & Decker, Inc.			22,700	1,730,875

Timken Co.			55,010	2,044,172

				16,769,421
Media (1.4%)

Comcast Corp. Class A			125,515	4,489,672

DIRECTV(NON)			44,685	2,344,175

DISH Network Corp. Class A			51,000	1,561,110

News Corp. Class A			94,500	2,318,085

				10,713,042
Metals and mining (2.5%)

Cliffs Natural Resources, Inc.(S)			51,434	2,012,612

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)			184,926	7,319,371

Goldcorp, Inc. (Toronto Exchange) (Canada)			39,360	1,804,656

Iluka Resources, Ltd. (Australia)			79,916	806,920

Newmont Mining Corp.			20,500	1,148,205

Rio Tinto PLC (United Kingdom)			44,200	2,066,188

Rio Tinto PLC ADR (United Kingdom)(S)			16,400	766,864

Vedanta Resources PLC (United Kingdom)(S)			91,142	1,523,920

Walter Energy, Inc.			72,597	2,356,499

				19,805,235
Office electronics (0.8%)

Xerox Corp.			893,230	6,556,308

				6,556,308
Oil, gas, and consumable fuels (4.7%)

Alpha Natural Resources, Inc.(NON)(S)			324,458	2,131,689

Anadarko Petroleum Corp.			94,800	6,628,416

Cabot Oil & Gas Corp.			109,800	4,930,020

Kodiak Oil & Gas Corp.(NON)			88,200	825,552

Marathon Oil Corp.			291,369	8,615,781

Noble Energy, Inc.			87,800	8,139,938

Royal Dutch Shell PLC Class A (United Kingdom)			111,138	3,849,057

Southwestern Energy Co.(NON)(S)			67,500	2,347,650

				37,468,103
Personal products (0.3%)

Avon Products, Inc.			157,100	2,505,745

				2,505,745
Pharmaceuticals (3.1%)

Auxilium Pharmaceuticals, Inc.(NON)			14,144	345,962

Elan Corp. PLC ADR (Ireland)(NON)(S)			69,400	743,968

Eli Lilly & Co.			72,300	3,427,743

Jazz Pharmaceuticals PLC(NON)			158,900	9,058,889

Johnson & Johnson			12,100	833,811

Medicines Co. (The)(NON)			61,257	1,581,043

Merck & Co., Inc.			9,900	446,490

Pfizer, Inc.			68,738	1,708,139

Shire PLC ADR (United Kingdom)			18,700	1,658,690

Warner Chilcott PLC Class A			177,900	2,401,650

Watson Pharmaceuticals, Inc.(NON)			24,300	2,069,388

				24,275,773
Professional services (0.2%)

Verisk Analytics, Inc. Class A(NON)			41,400	1,971,054

				1,971,054
Real estate management and development (0.1%)

CBRE Group, Inc. Class A(NON)			41,121	757,038

				757,038
Semiconductors and semiconductor equipment (3.7%)

Advanced Micro Devices, Inc.(NON)(S)			516,560	1,740,807

Avago Technologies, Ltd. (Singapore)			66,400	2,315,036

Broadcom Corp. Class A(NON)			69,100	2,389,478

First Solar, Inc.(NON)(S)			400,139	8,861,078

Micron Technology, Inc.(NON)			366,400	2,192,904

SK Hynix, Inc. (South Korea)(NON)			58,350	1,185,013

Texas Instruments, Inc.			352,200	9,703,110

Xilinx, Inc.			23,300	778,453

				29,165,879
Software (4.0%)

Longtop Financial Technologies Ltd. ADR (Hong Kong)(F)(NON)			99,123	—

Microsoft Corp.			585,400	17,433,212

Oracle Corp.			203,161	6,397,540

Perfect World Co., Ltd. ADR (China)(S)			129,613	1,407,597

Salesforce.com, Inc.(NON)(S)			19,550	2,985,090

VMware, Inc. Class A(NON)(S)			32,300	3,124,702

				31,348,141
Specialty retail (4.8%)

AutoZone, Inc.(NON)			13,300	4,916,611

Bed Bath & Beyond, Inc.(NON)			108,150	6,813,450

Best Buy Co., Inc.(S)			1,008,063	17,328,603

Lowe's Cos., Inc.			153,700	4,647,888

Office Depot, Inc.(NON)(S)			1,201,036	3,074,652

Staples, Inc.(S)			42,800	493,056

Ulta Salon, Cosmetics & Fragrance, Inc.			8,700	837,854

				38,112,114
Textiles, apparel, and luxury goods (0.6%)

Coach, Inc.			81,900	4,588,038

				4,588,038
Thrifts and mortgage finance (0.1%)

MGIC Investment Corp.(NON)(S)			120,400	184,212

Radian Group, Inc.			111,500	483,910

				668,122
Tobacco (0.5%)

Lorillard, Inc.			11,400	1,327,530

Philip Morris International, Inc.			26,431	2,377,204

				3,704,734
Wireless telecommunication services (0.2%)

Sprint Nextel Corp.(NON)			235,700	1,301,064

				1,301,064

Total common stocks (cost $612,866,344)				$743,067,746

WARRANTS (3.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Bank of America Corp.(W)	10/28/18	$30.79	4,140,161	$2,939,514

Citigroup, Inc.	1/4/19	106.10	8,203,160	3,035,169

Ford Motor Co.	1/1/13	9.20	1,104,397	1,137,529

General Motors Co.	7/10/19	18.33	310,356	2,563,541

General Motors Co.	7/10/16	10.00	80,810	1,113,562

Hartford Financial Services Group, Inc. (The)(W)	6/26/19	9.70	199,172	2,222,760

JPMorgan Chase & Co.(W)	10/28/18	42.42	539,101	5,547,349

Wells Fargo & Co.(W)	10/28/18	34.01	788,400	7,797,276

Total warrants (cost $32,338,390)				$26,356,700

PURCHASED OPTIONS OUTSTANDING (1.2%)(a)
	Expiration date/		Contract
	strike price		amount	Value

Amazon.com, Inc. (Call)	12-Nov/$270.00		17,452	$57,734

Assured Guaranty, Ltd. (Call)	12-Oct/14.00		295,653	122,696

Assured Guaranty, Ltd. (Call)	12-Oct/17.00		456,149	31,930

Baidu, Inc. (Call)	12-Dec/150.00		105,577	87,611

Baidu, Inc. (Call)	12-Dec/130.00		70,073	70,858

Best Buy Co., Inc. (Call)	12-Dec/23.00		551,106	269,270

Best Buy Co., Inc. (Call)	12-Dec/23.00		351,923	168,571

Best Buy Co., Inc. (Call)	12-Dec/25.00		489,807	114,478

Best Buy Co., Inc. (Call)	12-Dec/23.00		50,218	21,092

Best Buy Co., Inc. (Call)	12-Oct/14.00		195,444	628,104

Best Buy Co., Inc. (Call)	12-Oct/14.00		52,245	169,075

Best Buy Co., Inc. (Call)	12-Oct/23.00		988,879	61,023

CBOE Volatility Index (Call)	12-Oct/23.00		593,743	296,872

DIRECTV (Call)	12-Dec/55.00		284,001	303,950

First Solar, Inc. (Call)	12-Nov/15.00		78,063	573,053

General Dynamics Corp. (Call)	13-Jan/72.50		146,456	49,000

General Motors Co. (Call)	12-Dec/25.00		319,472	193,600

Halliburton Co. (Call)	13-Jan/42.00		713,156	142,631

Hartford Financial Services Group, Inc. (The) (Call)	12-Dec/14.00		154,695	856,812

Hewlett-Packard Co. (Call)	13-Jan/23.00		204,869	17,203

Hewlett-Packard Co. (Call)	12-Dec/23.00		712,538	40,992

iShares MSCI Emerging Markets Index (Call)	12-Nov/44.00		414,156	117,596

iShares MSCI Emerging Markets Index (Call)	12-Nov/42.00		313,784	71,857

iShares MSCI Emerging Markets Index (Call)	12-Oct/41.00		399,339	176,508

iShares MSCI Emerging Markets Index (Call)	12-Oct/43.00		363,036	61,825

JPMorgan Chase & Co. (Call)	12-Dec/40.00		493,131	988,925

JPMorgan Chase & Co. (Call)	12-Dec/42.00		415,147	440,384

JPMorgan Chase & Co. (Call)	12-Dec/42.00		320,283	339,753

JPMorgan Chase & Co. (Call)	12-Dec/40.00		674,695	200,587

JPMorgan Chase & Co. (Call)	12-Dec/44.00		278,446	138,950

Qualcomm, Inc. (Call)	13-Jan/60.00		149,968	731,394

SPDR S&P 500 ETF Trust (Call)	12-Dec/155.00		222,264	62,786

SPDR S&P 500 ETF Trust (Call)	12-Dec/150.00		206,757	51,751

SPDR S&P 500 ETF Trust (Call)	12-Nov/151.00		607,580	101,600

SPDR S&P 500 ETF Trust (Call)	12-Oct/146.00		289,605	260,355

SPDR S&P 500 ETF Trust (Call)	12-Oct/151.00		754,046	122,985

SPDR S&P 500 ETF Trust (Call)	12-Oct/151.00		2,264,697	140,864

SPDR S&P 500 ETF Trust (Call)	12-Oct/151.00		1,261,911	82,024

SPDR S&P 500 ETF Trust (Call)	12-Oct/150.00		683,415	74,697

SPDR S&P 500 ETF Trust (Put)	12-Oct/141.00		387,417	338,641

Xerox Corp. (Call)	13-Jan/6.00		602,289	862,512

Total purchased options outstanding (cost $10,010,791)				$9,642,549

INVESTMENT COMPANIES (0.8%)(a)
			Shares	Value

iShares FTSE A50 China Index ETF (China)			1,974,100	$2,472,833

Market Vectors Gold Miners ETF(S)			39,400	2,116,174

SPDR S&P Homebuilders ETF			53,900	1,337,798

SPDR S&P Metals & Mining ETF			9,100	396,032

Total investment Companies (cost $5,232,676)				$6,322,837

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
			Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.			33,610	$2,073,317

Total convertible preferred stocks (cost $2,631,534)				$2,073,317

U.S. TREASURY OBLIGATIONS (0.1%)(a)
			Principal amount	Value

U.S. Treasury Notes 0.125%, December 31, 2013(i)			$380,000	$379,715

U.S. Treasury Notes 0.500%, November 15, 2013(i)			353,000	354,829

U.S. Treasury Notes 3.500%, May 15, 2020(i)			132,000	156,296

U.S. Treasury Inflation Protected Securities 1.875%, July 15, 2013(i)			97,319	100,561

Total U.S. treasury Obligations (cost $991,401)				$991,401

SHORT-TERM INVESTMENTS (10.2%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)			66,958,387	$66,958,387

Putnam Money Market Liquidity Fund 0.14%(AFF)			8,920,554	8,920,554

SSgA Prime Money Market Fund 0.14%(P)			2,763,691	2,763,691

U.S. Treasury Bills with effective yields ranging from 0.152% to 0.174%, July 25, 2013(SEGSF)			$1,420,000	1,418,187

U.S. Treasury Bills zero % November 15, 2012(i)			705,000	704,930

Total short-term investments (cost $80,765,691)				$80,765,749

TOTAL INVESTMENTS

Total investments (cost $744,836,827)(b)				$869,220,299

WHEN-ISSUED SECURITIES SOLD AT 9/30/12 (Unaudited)

COMMON STOCK (0.1%)(a)	Shares	Value

Pentair, Ltd. (Switzerland)(WI)	17,534	$775,880

Total when-issued securities sold (proceeds $741,041)		$775,880

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $33,913,201) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Danish Krone	Sell	10/17/12	$2,121,662	$2,082,608	$(39,054)
Credit Suisse AG
	Euro	Sell	10/17/12	11,115,128	10,870,308	(244,820)
	Japanese Yen	Sell	10/17/12	1,766,951	1,760,013	(6,938)
UBS AG
	British Pound	Sell	10/17/12	13,706,769	13,478,157	(228,612)
	Canadian Dollar	Sell	10/17/12	5,743,874	5,722,115	(21,759)

Total						$(541,183)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums received $2,883,383) (Unaudited)

Contract	Expiration date/
amount	strike price	Value

Amazon.com, Inc. (Call)	17,452	12-Nov/$300.00	$9,159
Assured Guaranty, Ltd. (Call)	456,149	12-Oct/19.00	14,004
Baidu, Inc. (Call)	105,577	12-Dec/165.00	21,179
Best Buy Co., Inc. (Call)	551,106	12-Dec/25.00	128,804
Best Buy Co., Inc. (Call)	351,923	12-Dec/25.00	82,251
Best Buy Co., Inc. (Call)	489,807	12-Dec/27.00	55,709
Best Buy Co., Inc. (Call)	988,879	12-Oct/25.00	29,759
Best Buy Co., Inc. (Call)	50,218	12-Dec/25.00	11,737
CBOE Volatility Index (Call)	593,743	12-Oct/25.00	237,497
DIRECTV (Call)	284,001	12-Dec/60.00	50,694
First Solar, Inc. (Call)	78,063	12-Nov/25.00	116,075
General Motors Co. (Call)	319,472	12-Dec/27.00	83,944
Halliburton Co. (Call)	713,156	13-Jan/44.00	53,487
Hewlett-Packard Co. (Call)	204,869	13-Jan/25.00	8,869
Hewlett-Packard Co. (Call)	712,538	12-Dec/25.00	22,402
iShares MSCI Emerging Markets Index (Call)	414,156	12-Nov/46.00	26,850
iShares MSCI Emerging Markets Index (Call)	363,036	12-Oct/45.00	7,206
JPMorgan Chase & Co. (Call)	415,147	12-Dec/44.00	207,167
JPMorgan Chase & Co. (Call)	493,131	12-Dec/42.00	523,108
JPMorgan Chase & Co. (Call)	320,283	12-Dec/44.00	159,828
JPMorgan Chase & Co. (Call)	278,446	12-Dec/48.00	27,009
Qualcomm, Inc. (Call)	149,968	13-Jan/65.00	353,136
SPDR S&P 500 ETF Trust (Call)	222,264	12-Dec/160.00	11,671
SPDR S&P 500 ETF Trust (Call)	607,580	12-Nov/153.00	55,937
SPDR S&P 500 ETF Trust (Call)	754,046	12-Oct/154.00	35,408
SPDR S&P 500 ETF Trust (Call)	2,264,697	12-Oct/153.00	44,230
SPDR S&P 500 ETF Trust (Call)	683,415	12-Oct/152.00	25,594
SPDR S&P 500 ETF Trust (Call)	1,261,911	12-Oct/153.00	24,645
SPDR S&P 500 ETF Trust (Put)	387,417	12-Oct/139.00	215,581

Total			$2,642,940

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 (Unaudited)
			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
baskets	77,394	1/30/13	(3 month USD-LIBOR-BBA plus 15 bp)	A basket (BCSU115) of common stocks	$(348,564)

Total					$(348,564)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $790,572,842.
(b)	The aggregate identified cost on a tax basis is $775,211,941, resulting in gross unrealized appreciation and depreciation of $136,700,723 and $42,692,365, respectively, or net unrealized appreciation of $94,008,358.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund *	$10,244,470	$276,222,051	$277,545,967	$7,725	$8,920,554
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(WI)	Tyco International, Ltd. announced a spin-off of operations to Pentair, Ltd. that was to close after the close of the reporting period. Prior to the close of the reporting period, the fund entered into a when-issued sale for a portion of its Pentair, Ltd. spin-off shares.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $63,803,714. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $66,958,387, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
(W)	Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).
At the close of the reporting period, the fund maintained liquid assets totaling $2,454,498 to cover certain derivatives contracts.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts may include extended effective dates on premiums.
The fund had an average contract amount of approximately 14,600,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 11,700,00 on written options contracts for the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $45,100,000 on forward currency contracts for the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $8,500,000 on total return swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,512,639 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $502,129 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $609,268.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$115,727,260	$11,640,978	$—
Consumer staples	13,039,831	—	—
Energy	75,990,072	3,849,057	—
Financials	76,282,397	2,428,753	—
Health care	74,649,400	—	—
Industrials	69,053,436	897,106	—
Information technology	243,283,836	1,185,013	469,199
Materials	47,885,190	5,385,154	—
Telecommunication services	1,301,064	—	—
Total common stocks	717,212,486	25,386,061	469,199
Convertible preferred stocks	$—	$2,073,317	$—
Investment companies	3,850,004	2,472,833	—
Purchased options outstanding	—	9,642,549	—
U.S. Treasury obligations	—	1,696,331	—
Warrants	26,356,700	—	—
Short-term investments	11,684,245	68,376,574	—

Totals by level	$759,103,435	$109,647,665	$469,199

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(541,183)	$—
Written options	—	(2,642,940)	—
When-issued securities sold	(775,880)	—	—
Total return swap contracts	—	(348,564)	—

Totals by level	$(775,880)	$(3,532,687)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$541,183
Equity contracts	35,999,249	2,991,504

Total	$35,999,249	$3,532,687

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012